Sold through:
BANC OF AMERICA
INVESTMENT SERVICES, INC.(TM)
and its subsidiaries and agencies



                            [PHOTO OF MAN AND WOMAN
                               STANDING OUTDOORS]



                                                        NATIONS VARIABLE ANNUITY
                                                NATIONS OUTLOOK VARIABLE ANNUITY
                                                 Tax-Deferred Variable Annuities
                                                                   ANNUAL REPORT


DECEMBER 31, 2001


                                                                 [HARTFORD LOGO]

                                      Issued by: Hartford Life Insurance Company

The annuity product introduced to you:

>        Is not insured by the FDIC or any other federal government agency.
                               [NO FDIC GRAPHIC]

> Is not a deposit or other obligation of, and is not issued, underwritten or guaranteed by the bank or any of its affiliates.
                               [NO BANK GRAPHIC]

> May involve investment risk, including interest rate risk. The market value of the investment may fluctuate, causing possible loss of the principal amount invested.

> Is not a contract that the bank or its affiliates are obligated to provide benefits under or guarantee performance by the insurer issuing the annuity.

>        Is available through other licensed brokers or agents.

         You need not purchase annuities from the bank, any of its affiliates, or any particular financial institution, agent, solicitor or broker. You need not agree to refrain from purchasing annuities from, nor are you prohibited from obtaining annuities from, an unaffiliated entity.



Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

HARTFORD SMALL COMPANY HLS FUND


PORTFOLIO MANAGER

[PHOTO OF STEVEN C. ANGELI, CFA]

STEVEN C. ANGELI, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]


                     Small Co     Russell 2000
                     --------     ------------
  8/9/96             $10,000         $10,000
12/31/96             $10,708         $11,148
12/31/97             $12,653         $13,641
12/31/98             $14,097         $13,293
12/31/99             $23,338         $16,119
12/31/00             $20,237         $15,632
12/31/01             $17,190         $16,021


                               8/9/96 - 12/31/01
                         Growth of a $10,000 Investment


Small Company Fund IB                 $17,190
Russell 2000                          $16,021

RETURNS as of 12/31/01

                      1 Year            5 Year*        10 Year*
                      ------            -------        --------
Small Co. IB        - 15.07%             9.93%         10.56%
Russell 2000           2.49%             7.52%          9.13%

*Annualized Returns. Inception date is August 9, 1996.


The chart represents a hypothetical investment in the Hartford Small Company HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -1.4% for the one-year period ending December 31, 2001. The Fund underperformed its competitive group as represented by the Lipper Small Cap Growth VA-UF Average, which returned -12.4%. The Fund's market benchmark, the Russell 2000 Growth Index, returned -9.2% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In spite of the Fund's underweight position in the poorly performing technology sector, performance was hurt by several holdings in the sector. Some of the major detractors were stocks such as Vignette Corp. (software & services) and Manugistics Group, Inc. (software & services) that were initially thought to be able to better withstand the technology implosion. However, when the chips finally fell nearly all technology companies missed earnings estimates, and the higher-quality, defensive companies were struck even more forcefully than many of the lower-quality names.

On a positive note, the Fund was positioned for what is emerging to be an unprecedented cycle in video gaming, and the Fund's holdings in the health care sector were relatively good performers. For the year, the top three contributors to performance were McDATA Corp. (communications), Optimal Robotics Corp. (software & services) and Hollywood Entertainment Corp. (retail).

WHAT IS YOUR OUTLOOK FOR 2002?

The Fed's aggressive monetary policy combined with the stimulative fiscal actions of issuing tax rebates and spending to combat terrorism appear to be setting the stage for an economic recovery in 2002. Accordingly, we have reduced our exposure to defensive areas like Health Care and re-positioned the Fund in cyclical sectors such as Consumer Discretionary, Industrials and Materials.

HARTFORD CAPITAL APPRECIATION HLS FUND


PORTFOLIO MANAGER

[PHOTO OF SAUL J. PANNELL, CFA]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

                        Cap App         S&P 500
                        -------         -------
12/31/91                $10,000         $10,000
12/31/92                $11,679         $10,762
12/31/93                $14,083         $11,847
12/31/94                $14,409         $12,003
12/31/95                $18,735         $16,514
12/31/96                $22,572         $20,306
12/31/97                $27,565         $27,079
12/31/98                $31,774         $34,818
12/31/99                $43,597         $42,143
12/31/00                $49,273         $38,308
12/31/01                $45,815         $33,758


                              12/31/91 - 12/31/01
                         Growth of a $10,000 investment.

Capital Appreciation Fund IB        $45,815
S&P 500                             $33,758

RETURNS as of 12/31/01

                     1 Year             5 Year*        10 Year*
                     ------             -------        --------
Cap App IB           - 7.10%             15.19%         16.43%
S&P 500             - 11.83%             10.70%         12.93%

*Annualized Returns. Inception date is April 2, 1984.

The chart represents a hypothetical investment in the Hartford Capital Appreciation HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned -6.9% for the 12-months ending December 31, 2001. The Fund's return trailed the -4.1% return for the Composite Index+, but far exceeded that of the Lipper VA-UF Multi Cap Core Average, which returned -12.7%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's underperformance relative to the market benchmark resulted from the poor performance of several holdings in the consumer discretionary and utilities sectors. The electric utility Calpine Corp. (utilities), was the largest detractor from Fund performance. Holdings that contributed the most to the Fund's return were Northrop Grumman Corp. (transportation), Samsung Electronics Co., Ltd. (electronics) and Staples, Inc. (retail). The Fund remains significantly overweight relative to the index in industrial stocks, where names include Tyco International Ltd. (consumer non-durables), Raytheon Co. (aerospace & defense), and Minnesota Mining & Manufacturing Co. (computers & office equipment).

WHAT IS YOUR OUTLOOK FOR 2002?

Our outlook for economic activity worldwide is for a gradual recovery beginning perhaps as early as the first quarter of 2002, as the combined impact of low rates, lower taxes, fiscal stimulus, and the normal inventory cycle lead to higher spending. Interest rates have probably bottomed, and the U.S. dollar has probably peaked. We think the U.S. market is fully priced, but we see many opportunities for upward revaluation of specific stocks. In a stock-picker's market, as opposed to a trending market, our fundamental bias should hold us in good stead. We are optimistic that our approach will continue to provide satisfactory returns going forward.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO OF TROND SKRAMSTAD]

PORTFOLIO MANAGER

[PHOTO OF ANDREW S. OFFIT]

ANDREW S. OFFIT
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

                                  [LINE GRAPH]


                               Intl Opp        EAFE-GDP
                               --------        --------
        12/31/91               $10,000         $10,000
        12/31/92               $ 9,540         $ 9,035
        12/31/93               $12,735         $12,067
        12/31/94               $12,465         $13,010
        12/31/95               $14,176         $14,461
        12/31/96               $15,981         $15,565
        12/31/97               $16,007         $16,463
        12/31/98               $18,081         $20,860
        12/31/99               $25,241         $27,331
        12/31/00               $20,887         $23,087
        12/31/01               $16,943         $17,969


                              12/31/91 - 12/31/01
                         Growth of a $10,000 investment.

International Opportunities IB    $16,943
MSCI EAFE GDP                     $17,969

RETURNS as of 12/31/01

                     1 Year             5 Year*        10 Year*
                     ------             -------        --------
Int'l. Opp. IB      - 18.88%             1.18%          5.41%
MSCI EAFE GDP**     - 22.20%             2.90%          6.03%

*Annualized Returns. Inception date is July 2, 1990.

The chart represents a hypothetical investment in the Hartford International Opportunities HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

**The Morgan Stanley Europe Australia Far East GDP-Net Index.

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -18.7% for the 12-months ending December 31, 2001. The Fund was ahead of both its benchmark and Lipper peer group average. The MSCI EAFE GDP Net USD Index returned -22.1%, while the Lipper VA-UF International average returned -21.5%..

WHY DID THE FUND PERFORM THIS WAY?

The Portfolio benefited from strong stock selection, especially in the UK, Continental Europe and Japan. Stock selection was strongest in telecommunications services and consumer discretionary and modestly negative in health care. Country weights also were additive to returns, especially the underweight in Japan and the allocations to South Korea and Taiwan, while the underweight in developed Asia ex-Japan detracted modestly from returns. We continue to be significantly underweight in the UK. The UK market outperformed last year and its less cyclical posture, combined with the fact that the Bank of England is likely to be the first to tighten policy rates this year, is now making us less interested.

The end of 2001 saw a dramatic recovery in global markets, with most markets surpassing their pre-9/11 levels by year-end. The recovery was fueled by a combination of additional sharp cuts in interest rates around the globe, better than expected economic news considering the impact of the terrorist attacks, and positive political and military news regarding the war against terrorism.

WHAT IS YOUR OUTLOOK FOR 2002?

While we have yet to see a definitive bottom in the global cycle, the global economic outlook looks brighter now than it has in some time. We believe that the very large amounts of monetary stimulus put into place by central banks over the last twelve months should engender a bottom in the first quarter. However, it may take another several months for companies and consumers to repair their near-term balance sheet stress and become confident enough to expand their spending. We expect to see solid, albeit unspectacular economic growth by the third quarter of this year, driven by increases in consumer spending and a bottoming in capital spending. However, we do not expect an especially sharp recovery in the economy, which has been more typical following prior recessions, as the lingering effects of the late-1990s bubble will take additional time to work through.

HARTFORD STOCK HLS FUND

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner and Director of U.S. Core Equities
Wellington Management Company, LLP

[PHOTO OF RAND L. ALEXANDER, CFA]

PORTFOLIO MANAGER

[PHOTO OF MAYA K. BITTAR, CFA]

MAYA K. BITTAR, CFA
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW

                                  [LINE GRAPH]

                                Stock          S&P 500
                               -------         -------
        12/31/91               $10,000         $10,000
        12/31/92               $10,986         $10,762
        12/31/93               $12,538         $11,847
        12/31/94               $12,279         $12,003
        12/31/95               $16,435         $16,514
        12/31/96               $20,403         $20,306
        12/31/97               $26,756         $27,079
        12/31/98               $35,647         $34,818
        12/31/99               $42,623         $42,143
        12/31/00               $39,550         $38,308
        12/31/01               $34,665         $33,758


                              12/31/91 - 12/31/01
                         Growth of a $10,000 Investment


Stock Fund IB       $34,665
S&P 500             $33,758

RETURNS as of 12/31/01

                     1 Year             5 Year*        10 Year*
                     ------             -------        --------
Stock IB            - 12.39%             11.17%         13.23%
S&P 500             - 11.88%             10.70%         12.93%

*Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Hartford Stock HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -12.3% for the 12-months ending December 31, 2001. The Fund slightly underperformed its benchmark while it slightly outperformed its peer group. The S&P Index returned -11.9%, and the Lipper VA-UF Large-Cap Core Average returned -12.9%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund slightly underperformed the S&P 500 for the year because of an overweight position in utilities, an underweight in consumer discretionary, some poor stock selection in technology during the second quarter, and an emphasis on large-cap stocks. We began the year defensively, became more aggressive in the second quarter in response to continuing Fed rate cuts, backed away from the hope of a rapid economic recovery early in the third quarter, and turned more aggressive once again after the decline following the market reopening in mid September. The portfolio is now positioned for economic recovery. We have reduced health care and consumer staples and increased consumer discretionary and technology. However, the Fund remains broadly diversified among sectors in the belief that 2002 will also be a year when stock selection will prove to be more important than sector weightings.

WHAT IS YOUR OUTLOOK FOR 2002?

We believe that the recession is just about over, thanks to aggressive easing by the Federal Reserve and an easing of fiscal policy. An economic recovery during the first half of 2002 implies that the Federal Reserve's lowering of short-term interest rates is very close to complete. While interest rates have been coming down, earnings estimates have been coming down faster and therefore, valuations have not improved in spite of the drop in the market. But markets are supposed to anticipate and it seems likely that earnings estimates are close to bottoming out and should begin rising sometime in the first half of 2002. While valuations may look rich on near-term earnings estimates, when the economy begins to recover, which it should, those who are brave enough to look beyond the near term may be handsomely rewarded.

HARTFORD DIVIDEND AND GROWTH HLS FUND


PORTFOLIO MANAGER

[PHOTO OF EDWARD P. BOUSA]

EDWARD P. BOUSA, CFA
Vice President
Wellington Management
Company, LLP


PERFORMANCE OVERVIEW


                                  [LINE GRAPH]

                               Div Grow        S&P 500
                               --------        -------
         3/9/94                $10,000         $10,000
        12/31/94               $10,181         $10,062
        12/31/95               $13,859         $13,843
        12/31/96               $17,004         $17,022
        12/31/97               $22,386         $22,700
        12/31/98               $26,015         $29,188
        12/31/99               $27,347         $35,329
        12/31/00               $30,288         $32,114
        12/31/01               $29,012         $28,299


                               3/9/94 - 12/31/01
                        Growth of a $10,000 investment.

S&P 500                               $28,299
Dividend & Growth Fund IB             $29,012


RETURNS as of 12/31/01

                                                                    SINCE*
                                1 YEAR         5 YEAR*            INCEPTION
                                ------         -------            ---------
DIV. AND GROW. IB             -  4.21%         11.28%               14.59%
S&P 500                       - 11.88%         10.70%               14.23%


*    Annualized Returns. Inception date is March 9, 1994.

The chart represents a hypothetical investment in the Hartford Dividend and Growth HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -4.0% for the 12-months ending December 31, 2001. The Fund outperformed its competitive group as represented by the Lipper Equity Income VA-UF Average, which returned -4.3%. The Fund's market benchmark, the S&P 500, returned -11.9%.

WHY DID THE FUND PERFORM THIS WAY?

In 2001, the Fund outperformed its peer group and market benchmark comparisons. The Fund's strong relative outperformance versus the benchmark can be largely attributed to strong stock selection overall. Sector allocation was also a positive factor as the allocation decisions regarding most sectors contributed positively to the Fund's outperformance. In particular, the Fund's underweight in the technology sector in addition to its positive stock selection in Microsoft Corp. (software & services) and International Business Machines Corp. (computers & office equipment) advanced the Fund's relative position. Other noteworthy stocks held during the year include Verizon Communications, Inc. (communications), AT&T Corp. (communications) and First Data Corp. (software & services).

WHAT IS YOUR OUTLOOK FOR 2002?

Following the September 11 tragedy, the fourth-quarter economy was soft, but perhaps a bit better than feared. First, some third-quarter activity fell into the fourth quarter. Second, the Fed was largely successful in buoying the market valuation through monetary stimulation. Third, President Bush has done an outstanding job in gaining the confidence of the American people, particularly in the war in Afghanistan. In addition to these positives, the widespread loss of jobs in the U.S. has had less of a negative impact than previously feared. In the next couple of quarters, the economy will likely remain sluggish as it absorbs the numerous layoffs. Barring any significant terrorist activity, the U.S. economy should begin to recover in the second half of 2002. With this recovery in mind, but with special attention to valuation, we look to cyclical groups such as basic materials, transportation and capital goods to do well in 2002. We have hedged our view by overweighting some defensive, but inexpensive, groups such as electric utilities and supermarkets.

HARTFORD ADVISERS HLS FUND


PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER]

RAND L. ALEXANDER, CFA
Senior Vice President,
Partner and Director of U.S.
Core Equities
Wellington Management
Company, LLP


[PHOTO OF PAUL D. KAPLAN]

PAUL D. KAPLAN

Senior Vice President,
Partner and Director of
Fixed Income
Wellington Management
Company, LLP


PERFORMANCE OVERVIEW


                                  [LINE GRAPH]

                               Advisers        S&P 500        Lehman G/C
                               --------        -------        ----------
        12/31/91               $10,000         $10,000          $10,000
        12/31/92               $10,811         $10,762          $10,758
        12/31/93               $12,114         $11,847          $11,945
        12/31/94               $11,761         $12,003          $11,525
        12/31/95               $15,067         $16,514          $13,743
        12/31/96               $17,535         $20,306          $14,141
        12/31/97               $21,793         $27,079          $15,524
        12/31/98               $27,117         $34,818          $16,994
        12/31/99               $29,934         $42,143         $16,628
        12/31/00               $29,659         $38,308          $18,599
        12/31/01               $28,261         $33,758          $20,177


                              12/31/91 - 12/31/01
                        Growth of a $10,000 investment.


Advisers Fund IB                $28,261
Lehman Govt/Corp                $20,177
S&P 500                         $33,758


RETURNS as of 12/31/01

                               1 YEAR            5 YEAR*           10 YEAR*
                               ------            -------           --------
ADVISERS IB                   -  4.81%            9.99%             10.94%
S&P 500                       - 11.88%           10.70%             12.93%
LEHMAN GOVT./CORP.               8.50%            7.37%              7.27%


*    Annualized Returns. Inception date is March 31, 1983.

The chart represents a hypothetical investment in the Hartford Advisers HLS Fund Class IB shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -4.6% for the 12-months ending December 31, 2001. The Fund slightly underperformed its benchmark while it slightly outperformed its peer group. The Composite Index returned -3.1%, and the Lipper VA-UF Flexible Portfolio Average returned -5.3%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund slightly underperformed the S&P 500 for the year because of an overweight position in utilities, an underweight in consumer discretionary, some poor stock selection in technology during the second quarter, and an emphasis on large-cap stocks. We began the year defensively, became more aggressive in the second quarter in response to continuing Fed rate cuts, backed away from the hope of a rapid economic recovery early in the third quarter, and turned more aggressive once again after the decline following the market reopening in mid September. The portfolio is now positioned for economic recovery. We have reduced health care and consumer staples and increased consumer discretionary and technology. However, the Fund remains broadly diversified among sectors in the belief that 2002 will also be a year when stock selection will prove to be more important than sector weightings.

Investment-grade corporate bonds provided total returns that comfortably exceeded those offered by Treasury securities of comparable duration. The solid performance of the high-quality corporate sector was the result of a handsome yield premium at the first of the year, though such strong performance was still surprising given the weakness of the economy and the general deterioration in credit condition among corporate borrowers. A significant portion of the good performance in the corporate sector occurred during the fourth quarter as the outlook for the economy appeared to improve.

WHAT IS YOUR OUTLOOK FOR 2002?

We believe that the recession is just about over, thanks to aggressive easing by the Federal Reserve and an easing of fiscal policy. An economic recovery during the first half of 2002 implies that the Federal Reserve's lowering of short-term interest rates is very close to complete. While interest rates have been coming down, earnings estimates have been coming down faster and therefore, valuations have not improved in spite of the drop in the market. But markets are supposed to anticipate and it seems likely that earnings estimates are close to bottoming out and should begin rising sometime in the first half of 2002. While valuations may look rich on near-term earnings estimates, when the economy begins to recover, which it should, those who are brave enough to look beyond the near term may be handsomely rewarded. Furthermore, the non-Treasury sectors of the bond market should be the better performers as the market continues to sense recovery. Both corporate bonds and mortgage-backed securities should provide better returns than Treasury securities over the course of the year.

HARTFORD BOND HLS FUND


PORTFOLIO MANAGER

[PHOTO OF ALISON D. GRANGER]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company


PERFORMANCE OVERVIEW


                                  [LINE GRAPH]

                                        Lehman
                         Bond          Aggregate
                        -------        ---------
12/31/91                $10,000         $10,000
12/31/92                $10,536         $10,740
12/31/93                $11,593         $11,787
12/31/94                $11,115         $11,443
12/31/95                $13,146         $13,556
12/31/96                $13,585         $14,049
12/31/97                $15,100         $15,404
12/31/98                $16,300         $16,743
12/31/99                $15,943         $16,606
12/31/00                $17,823         $18,537
12/31/01                $19,345         $20,101



                              12/31/90 - 12/31/01
                        Growth of a $10,000 investment.


Lehman Aggregate Bond           $22,281
Bond Fund IB                    $21,417

RETURNS as of 12/31/01

                               1 YEAR             5 YEAR*          10 YEAR*
                               ------             -------          --------
BOND IB                        10.33%              7.39%             7.52%
LEHMAN AGGREGATE
  BOND                         11.23%              7.48%             7.87%

*    Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Bond HLS Fund Class IB shares. (The returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 8.7% for the 12-months ending December 31, 2001. The Fund overperformed its benchmark, Lehman Aggregate Bond Index, which returned 8.4%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund generally benefited from an overweight position in investment grade corporate bonds and an underweight in mortgage pass through securities throughout the year. Sectors emphasized within corporates included energy, health care, telecommunications and technology. The Fund emphasis on intermediate Treasury holdings also enhanced overall performance as the Treasury yield curve steepened during the year. Small Fund holdings in euro-denominated government securities, as well as individual high yield issues detracted from overall Fund returns as these securities underperformed broad U.S. investment grade assets.

WHAT IS YOUR OUTLOOK FOR 2002?

In spite of the apparent willingness of the Federal Reserve to continue to ease and the consensus outlook for low inflation, we do not believe that Treasuries offer much attraction given the absolute low yield levels at which they are trading. We therefore plan to underweight these issues in the portfolios for the foreseeable future.

We do believe that the most attractive opportunities within the fixed income market are concentrated in the investment grade and high yield corporate markets. The aggressive easing by the Federal Reserve as well as the significant deleveraging begun by many companies will ultimately improve corporate credit quality. Extensive credit research combined with a willingness to buy issues which are priced to reflect their issuer's current fundamental challenges is important in identifying these opportunities.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO


PORTFOLIO MANAGEMENT

JAMES G. GENDELMAN,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

                       NATIONS MARSICO
                        INTERNATIONAL
                       OPPORTUNITIES
PLOT POINTS               PORTFOLIO                 MSCI EAFE

 3/26/1998                 $10,000                  $10,000
 6/30/1998                 $10,190                  $10,106
12/31/1998                 $10,311                  $10,461
 6/30/1999                 $10,973                  $10,876
12/31/1999                 $14,750                  $13,282
 6/30/2000                 $14,483                  $12,742
12/31/2000                 $12,714                  $11,400
 6/30/2001                 $11,565                  $ 9,733
12/31/2001                 $10,936                  $ 8,953

                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment.

Nations Marisico International Opportunities           $10,936
MSCI EAFE                                              $ 8,953

RETURNS as of 12/31/01

                                                     1 YEAR    SINCE INCEPTION*
                                                     ------    ----------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES         - 13.98%         2.40%
MSCI EAFE                                           - 21.46%       - 2.89%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS INTERNATIONAL GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, the Portfolio returned -13.98% versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), which returned -21.46%. On May 1, 2001, the Portfolio's sub-adviser changed to Marsico Capital Management, LLC. The Portfolio's present investment style represents a combination of macroeconomic "top-down" analysis with "bottom-up" fundamental stock analysis. The team looks for opportunities among stocks in all international markets.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Since Marsico Capital Management, LLC began managing the Portfolio, Nations Marsico International Opportunities Portfolio was under-weighted to areas such as technology. The Portfolio benefited, in terms of relative performance, from its low allocation to technology companies.

In several cases, areas of increased emphasis in the Portfolio had positive effects on performance. In financial services, the Portfolio's performance was helped by its investments in Northern Rock plc, Munchener Ruckvers, Zurich Financial Services and Royal Bank of Scotland. Another value-added area of investment for the Portfolio last year was its transportation holdings, highlighted by investments in Ryanair.

The primary area of underperformance for the Portfolio was a mix of various financial, media and communications companies. These included Allianz AG, AXA Financial, Inc., Vodafone Group plc, Nokia oyj and Fuji Television Network, Inc.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

The Federal Reserve Board has eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be con-strained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy.
Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We believe there are opportunities to identify even more companies undergoing strategic changes in the coming year and feel because we are in a tough economic environment, world wide, that the visibility of lifecycle-change companies may become more apparent.

We remain in the near term cautious on international markets due to the world economic slowdown, which ultimately reduces earnings visibility. This may be particularly true for technology and telecommunications companies, which may not pull out of their slump for at least 12 to 18 months.

We believe the financial slowdown may be growing in Europe and Japan and that it may take a U.S. recovery to pull the rest of the world out of its economic decline.

We continue to work diligently to evaluate the overall capital market envi-ronment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary.

NATIONS INTERNATIONAL VALUE PORTFOLIO


PORTFOLIO MANAGEMENT

Large Cap Investment Committee,
Brandes Investment Partners, L.P.


PERFORMANCE OVERVIEW

                           NATIONS
                      INTERNATIONAL VALUE
PLOT POINTS                PORTFOLIO                  MSCI EAFE

  7/7/2000                  $10,000                    $10,000
 9/30/2000                  $ 9,090                    $ 9,194
12/31/2000                  $ 9,465                    $ 8,947
 3/31/2001                  $ 8,853                    $ 7,718
 6/30/2001                  $ 9,003                    $ 7,638
 9/30/2001                  $ 7,760                    $ 6,569
12/31/2001                  $ 8,532                    $ 7,027


                                7/7/00 - 12/31/01
                         Growth of a $10,000 Investment

Nations International Value                $8,532
MSCI EAFE                                  $7,027


Returns as of 12/31/01

                                                  1 YEAR       SINCE INCEPTION*
                                                  ------       ----------------
NATIONS INTERNATIONAL VALUE                      -  9.87%         - 10.13%
MSCI EAFE                                        - 21.46%         - 21.15%

*    Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations International Value Portfolio returned -9.87%. Over the same period the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) declined 21.46%

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the period, a number of factors contributed to a difficult near-term environment for many international markets. These include evidence of global economic slowing, especially in Japan, eroding corporate profits and negative sentiment immediately following the September terrorist attacks in the United States.

The Portfolio's substantial weighting in Japan, and declines among Japanese holdings, proved the greatest detriment to overall results during the last 12 months. Stock-specific weakness among holdings in France also negatively impacted returns.

Solid gains among the Portfolio's holdings, as well as significant exposure in the United Kingdom, proved the greatest positive influences on returns in the period. Stock-specific gains among holdings in Mexico also boosted overall results. In addition, solid gains among holdings in the multi-line retail, metals and mining, and wireless telecommunications services industries proved to be positive influences on overall Portfolio returns. Specifically, the best performing holdings during the period were Marks & Spencer plc, BT Group plc, America Movil SA de CV'L' and Petrobras.

With regard to industry exposure, a substantial weighting in the diversified telecommunications services industry was detrimental to the Portfolio's performance. Among the stocks that hindered the Portfolio were NTT Corporation (Japan), Deutsche Telekom AG (Germany) and Telecommunicacoes Brasileiras SA-Telebras (Brazil). For many telecommunications companies, slowing growth and short-run overcapacity led to weaker earnings in 2001. A number of prominent telecommunications firms shed significant market value during the year, which provided the Portfolio with selected buying opportunities.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL VALUE PORTFOLIO


From our standpoint, the hard times experienced by many telecommunications firms over the past two years belies sound company fundamentals, which we believe supports the value of our telecommunications holdings. We look for established players with strong market shares and sound balance sheets, and we are confident in these companies and their ability to weather economic downturns. Although performance for the telecommunications industry was poor for the year, we are optimistic regarding the individual telecommunications companies within the Portfolio and continue to focus on the creation of long-term value versus short-term performance.

Weak short-term performance in, and our substantial exposure to, the banking industry also weighed on results. Among our bank holdings were Sumitomo Mitsui Banking Corporation (Japan), Mitsubishi Tokyo Financial Group Inc. (Japan) and DBS Group Holdings Ltd. (Singapore).

WHAT IS YOUR INVESTMENT OUTLOOK FOR 2002?(3)

Overall, 2001 was certainly a tough year for the world's equity markets. At the same time, some of the year's developments cast a reassuring light on the value investing strategy. Because of lessons like those taught in the telecommunications and technology sectors, our faith in the core principles of our philosophy is as strong as ever. We remain optimistic regarding the individual telecommunications companies in the Portfolio. Going forward, we believe these firms will be well positioned amid industry consolidation and declining capacity. Overall, we believe the fundamental strengths of individual holdings inspire optimism for continued gains over the long term.

Looking ahead, we remain unfazed by murky predictions about the economy or interest-rate forecasts. As always, we retain our focus on identifying solid individual businesses selling at bargain prices. With strict adherence to our investment discipline, we believe that uncertain times may provide investors with a favorable opportunity for long-term appreciation.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


PORTFOLIO MANAGEMENT

THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

                          NATIONS MARSICO
                         FOCUSED EQUITIES
PLOT POINTS                  PORTFOLIO             S&P 500

 3/26/1998                    $10,000              $10,000
 6/30/1998                    $11,470              $10,343
12/31/1998                    $13,016              $11,300
 6/30/1999                    $15,018              $12,698
12/31/1999                    $19,951              $13,677
 6/30/2000                    $18,473              $13,618
12/31/2000                    $16,796              $12,432
 6/30/2001                    $14,592              $11,600
12/31/2001                    $13,820              $10,955



                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment


S&P 500                                 $10,955
Nations Marsico Focused Equities        $13,820

Returns as of 12/31/01

                                                     1 YEAR     SINCE INCEPTION*
                                                     ------     ----------------
NATIONS MARSICO FOCUSED EQUITIES                    - 17.72%         8.97%
S&P 500                                             - 11.88%         2.45%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Focused Equities Portfolio returned -17.72%. Over the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) returned -11.88%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. In reflecting upon the year and analyzing the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's performance shortfall as compared to the S&P 500 Index.

Fortunately, the news with regard to the Portfolio's healthcare-related holdings wasn't all bad last year. In the equipment and services areas, holdings in companies such as Tenet Healthcare Corporation, Unitedhealth Group Inc. and Johnson & Johnson added value. As we reduced the Portfolio's positions in pharmaceutical and biotechnology companies, we increased allocations to the equipment and services industries.

In addition, the Portfolio's performance, as compared to our benchmark, the S&P 500 Index, was in some cases affected by industries that we did not own that performed relatively well, particularly stocks of tobacco companies and regional banks. With regard to energy, the Portfolio's performance was negatively affected last year by positions in companies such as Smith International Inc., Calpine Corporation and Schlumberger Ltd. We have reduced or eliminated all of our energy-related positions.

Two of the primary detractors from performance were the Portfolio's positions in pharmaceutical and biotechnology companies. These included companies such as Merck & Company, Inc., Pfizer Inc., Genentech Inc. and Amgen Inc. Many technology and telecommunication companies earnings outlooks deteriorated during the period. We believed the healthcare sector, in general, offered a better investment alternative both in terms of profit outlooks and valuations. We were particularly drawn to the apparent strength of various companies' new product pipelines, which we considered to be robust and exciting. Furthermore, our research suggested that -- on a historical basis -- healthcare-related companies tended to perform relatively well during periods when equity markets, technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down.

THE PORTFOLIO IS NON-DIVERSIFIED AND NORMALLY INVESTS IN 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

However, while we felt each of these is defensible, in hindsight they were some-what off the mark. Pharmaceutical stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing. That pressure was exacerbated when James Jeffords of Vermont announced he was leaving the Republican Party in favor of Independent status. That change was perceived to shift the balance of power in the U.S. Senate with regard to healthcare administration -- a potential negative for the pharmaceutical companies. Later in the year, we felt there was a subtle evolution in the manner in which the Food & Drug Administration ("FDA") was conducting its review process for new drugs. In our view, the FDA seemed increasingly less willing to approve a variety of new products. That, in turn, triggered some questions in our minds about the companies' product pipelines, which in turn created doubts about various companies' earnings outlooks. Far from being a "safe harbor," our positions in pharmaceutical and biotechnology companies turned out to be a significant underlying reason for the Portfolio's underperformance last year.

An additional area of investment that detracted from the Portfolio's results was our investments in consumer-related companies. A substantial portion of the performance shortfall for the overall year occurred in September 2001. The terrorist attacks on September 11, 2001 were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging, and leisure-related. Home Depot, Inc., Tiffany & Company, and Four Seasons Hotels Inc. were particularly hard-hit in the immediate aftermath of the terrorist attacks. However, they recovered in the fourth quarter. We should note that we continue to maintain our positions in these areas as of December 31, 2001.

WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001, occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early 2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investments include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS SMALL COMPANY PORTFOLIO


PORTFOLIO MANAGEMENT

SmallCap Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

                  NATIONS SMALL
PLOT POINTS    COMPANY PORTFOLIO    RUSSELL 2000 GROWTH           S&P 600

 3/26/1998           $10,000              $10,000                 $10,000
 6/30/1998           $ 9,750              $ 9,426                 $ 9,606
12/31/1998           $ 9,065              $ 9,048                 $ 8,935
 6/30/1999           $ 9,366              $10,209                 $ 9,386
12/31/1999           $ 9,602              $12,947                 $10,045
 6/30/2000           $10,285              $13,106                 $10,736
12/31/2000           $10,643              $10,043                 $11,228
 6/30/2001           $11,277              $10,047                 $11,928
12/31/2001           $11,061              $ 9,117                 $11,958


                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment

S&P 600                                 $11,958
Nations Small Company                   $11,061
Russell 2000 Growth                     $10,672
Russell 20003                           $ 9,117

Returns as of 12/31/01

                                               1 YEAR           SINCE INCEPTION*
                                               ------           ----------------
NATIONS SMALL COMPANY                           3.93%                2.71%
RUSSELL 2000 GROWTH                           - 9.22%              - 2.42%
RUSSELL 20003                                   1.74%                3.77%
S&P 600                                         6.50%                4.86%

*    Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's SmallCap 600 Index. Effective May 1, 2001, portfolio management changed the Index to the Russell 2000 Index. Effective August 1, 2001, portfolio management changed the index to the Russell 2000 Growth Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE
CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS SMALLCAP INDEX PORTFOLIO WAS RENAMED NATIONS SMALL COMPANY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Small Company Portfolio substantially outperformed its benchmark, returning 3.93%, versus the Russell 2000 Growth Index(1), which returned -9.22%. Prior to May 1, 2001, the portfolio management team employed a passively-managed investment style that sought to replicate the Standard & Poor's SmallCap 600 Index(2). Since May 1, 2001, the Portfolio has been actively managed. The team identifies stocks based on fundamental analysis of each company, the company management and their financial situation. The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth and its peer group.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(4)

Financial stocks fared better than most for the Portfolio, displaying more stable earnings, greater earnings certainty going forward, a higher return on equity and lower volatility. In addition, they benefited from lower interest rates, a new tax plan and minimal, if any, foreign exposure. Financial stocks in the Portfolio, such as City National, were rewarded for their steady earnings growth and healthy credit quality.

The Portfolio's technology stocks fared well, resulting from good stock selection combined with some investors feeling more comfortable about a potential economic rebound in the 2002. Strength in the Portfolio was broad based, with gains seen in network equipment, computer services and software. During the period, TTI Team Telecom International Ltd., a new top-10 holding of the Portfolio, was up over 50% as they reported strong revenue and earnings, maintained a healthy pipeline/backlog of business, and continued to extend their product line and customer reach. C-COR Electronics, a top-20 holding, was up over 40%.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1) The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS SMALL COMPANY PORTFOLIO

A majority of the Portfolio's healthcare stocks were up during the period, reporting solid earnings and benefitting investors looking for potentially steady earnings. Performance was led by three top-20 holdings: Orthodontic Centers of America, Inc., Province Healthcare Company and Martek Biosciences Corporation. In addition, performance was helped by a "takeout" during the period. RightChoice Managed Care, Inc. agreed to be acquired by Wellpoint Health Networks Inc. for $66 per share in cash, representing a nearly 50% premium to RightChoice's stock price at the time.

The Portfolio's energy stocks detracted most from performance during the period. Falling natural gas prices, economic uncertainty and a potential OPEC market share battle led to a broad-based weakness in the sector. Exploration and production, integrated oil and oil services were all sectors that underperformed within the Portfolio. Specific holdings that weighed on performance included Precision Drilling Corporation, Patterson -- UTI Energy, Inc. and Vintage Petroleum, Inc.

WHAT IS YOUR OUTLOOK FOR 2002?(5)

We remain optimistic on the outlook for small-cap stocks in 2002. Compelling earnings and valuations, minimal foreign exposure, and history's lesson that small-cap stocks (notably small-cap growth stocks) historically have performed well coming out of a recession, could allow small-cap stocks to continue their relative outperformance versus other investments.

In addition, with smaller-cap companies potentially becoming more dependent on bank credit to finance company growth, we feel the continued easing of credit availability could provide small companies with increased access to less expensive capital. Provided an economic recovery takes shape, small-cap stocks, with increasing access to capital, are further given the potential to continue their outperformance in the coming quarters.


(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO 21ST CENTURY PORTFOLIO


PORTFOLIO MANAGEMENT

JAMES A. HILLARY,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

                NATIONS MARSICO
                  21ST CENTURY
PLOT POINTS        PORTFOLIO       S&P 500    RUSSELL 1000 GROWTH

 3/26/1998         $10,000         $10,000           $10,000
 6/30/1998         $10,150         $10,343           $10,454
12/31/1998         $10,644         $11,300           $12,046
 6/30/1999         $11,887         $12,698           $13,306
12/31/1999         $11,682         $13,677           $16,041
 6/30/2000         $10,959         $13,618           $16,721
12/31/2000         $ 8,508         $12,432           $12,444
 6/30/2001         $ 6,580         $11,600           $10,672
12/31/2001         $ 6,249         $10,955           $ 9,902


                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment


Nations Marsico 21st Century         $ 6,249
Russell 1000 Growth                  $ 9,902
S&P 500                              $10,955

RETURNS as of 12/31/01

                                      1 YEAR     SINCE INCEPTION*
                                      ------     ----------------
NATIONS MARSICO 21ST CENTURY         -26.56%        -11.74%
S&P 500                              -11.88%          2.45%
RUSSELL 1000 GROWTH(2)               -20.42%         -0.26%

* Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001 the portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 1000 Growth Index. Effective May 1, 2001, portfolio management changed the Index to the Standard & Poor's 500 Composite Stock Price Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO 21ST CENTURY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, the Portfolio returned -26.56% versus the Standard & Poor's 500 Composite Stock Price Index(1) ("S&P 500 Index"), which returned -11.88%. On May 1, 2001, the Portfolio's sub-adviser changed to Marsico Capital Management, LLC. The Portfolio Manager looks for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the Portfolio Manager uses a disciplined analytical process to assess its potential as an investment. This process includes "top-down" analysis that takes into account economic factors such as interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis of a company's financial situation as well as individual company characteristics such as commitment to research, market franchise and quality of management.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Healthcare-related holdings on balance added value to the Portfolio's returns last year. While holdings in pharmaceutical and biotechnology companies-- including Genentech, Inc., Amgen Inc. and Pacificare Health Systems Inc.-- hurt performance somewhat, this was more than offset by investments such as Intermune Pharmaceuticals, Inc., Inspire Pharmaceuticals Inc., UnitedHealth Group Inc. and Tenet Healthcare Inc.

Over the course of the past year, there were several primary factors underlying the Portfolio's performance. The Portfolio's positions in technology and telecommunications companies were one area of overall weakness. In particular, hardware and equipment companies--including EMC Corporation, Sun Microsystems, Inc., and Cisco Systems, Inc.--detracted significantly from the Portfolio's overall returns.

Energy-related holdings were a second area of weakness for the Portfolio. Specifically, companies such as Smith International, Inc., Devon Energy Corporation, BJ Services Company, and Calpine Corporation detracted from investment results.




(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO 21ST CENTURY PORTFOLIO


WHAT IS YOUR OUTLOOK FOR 2002?(4)

The terrorist attacks of September 11, 2001, occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries - including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early 2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.


(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO


PORTFOLIO MANAGEMENT

THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

                   Nations Marsico
                   Growth & Income
Plot Points          Portfolio               S&P 500

 3/26/1998            $10,000                $10,000
 6/30/1998            $11,270                $10,343
12/31/1998            $12,180                $11,300
 6/30/1999            $13,953                $12,698
12/31/1999            $18,891                $13,677
 6/30/2000            $18,300                $13,618
12/31/2000            $16,544                $12,432
 6/30/2001            $14,599                $11,600
12/31/2001            $13,626                $10,955



                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment

Nations Marsico Growth & Income         $13,626
S&P 500                                 $10,955

RETURNS as of 12/31/01

                                           1 YEAR   SINCE INCEPTION*
                                           ------   ----------------
NATIONS MARSICO GROWTH & INCOME           -17.63%       8.56%
S&P 500                                   -11.88%       2.45%

* Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth & Income Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Marsico Growth & Income Portfolio returned -17.63%. Over the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) returned -11.88%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Clearly, the past year has been exceptionallly difficult for many equity investors, with growth-oriented investment styles being under particular pressure. In reflecting upon the year and studying the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's performance shortfall as compared to the S&P 500 Index.

Fortunately, the news with regard to the Portfolio's healthcare-related holdings wasn't entirely bad last year. In the equipment and services areas, holdings in companies such as Tenet Healthcare, Inc., Unitedhealth Group Inc. and Johnson & Johnson added value. As we reduced the Portfolio's positions in pharmaceutical and biotechnology companies, we increased allocations to the equipment and services industries.

In addition, the Portfolio's performance as compared to our benchmark, the S&P 500 Index, was in some cases affected by industries that we did not own that performed relatively well, particularly stocks of tobacco companies and regional banks. With regard to energy, the Portfolio's performance was negatively affected last year by positions in companies such as Smith International, Inc., Calpine Corporation and Schlumberger Ltd. We have reduced or eliminated all of our energy-related positions.

Two of the primary detractors from performance were the Portfolio's positions in pharmaceutical and biotechnology companies. These included companies such as Merck & Company, Inc., Pfizer Inc., Genentech, Inc. and Amgen Inc. In our view, earnings outlooks for many technology and telecom companies were beginning to deteriorate. We believed the healthcare sector in general offered a better investment alternative both in terms of profit outlooks and valuations. We were particularly drawn to the apparent strength of various companies' new product pipelines, which we considered to be robust and exciting. Furthermore, our research suggested that--on a historical basis--healthcare-related companies tended to perform relatively well during periods when equity markets, technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down.


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO


However, while each of these is defensible, in hindsight they were somewhat off the mark. Pharmaceutical stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing. That pressure was exacerbated when James Jeffords of Vermont announced he was leaving the Republican Party in favor of Independent status. That change was perceived to shift the balance of power in the U.S. Senate with regard to healthcare administration--a potential negative for the pharmaceutical companies. Later in the year, we felt there was a subtle evolution in the manner in which the Food & Drug Administration ("FDA") was conducting its review process for new drugs. In our view, the FDA seemed increasingly less willing to approve a variety of new products. That, in turn, triggered some questions in our minds about the companies' product pipelines, which in turn created doubts about various companies' earnings outlooks. Far from being a "safe harbor", our positions in pharmaceutical and biotechnology companies turned out to be a significant underlying reason for the Portfolio's underperformance last year.

An additional area of investment that detracted from the Portfolio's results was our investments in consumer-related companies. A substantial portion of the performance shortfall for the overall year occurred in September 2001. The terrorist attacks on September 11 were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging, and leisure-related. Home Depot, Inc., Tiffany & Company, and Four Seasons Hotels Inc. were particularly hard-hit in the immediate aftermath of the terrorist attacks. However, these stocks recovered in the fourth quarter. We should note that we continue to maintain our positions in these areas as of December 31, 2001.

WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO

The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS CAPITAL GROWTH PORTFOLIO


PORTFOLIO MANAGEMENT

 Growth Strategies Team,
 Banc of America Capital Management, LLC


PERFORMANCE OVERVIEW

                     NATIONS CAPITAL
PLOT POINTS          GROWTH PORTFOLIO      S&P 500          RUSSELL 1000 GROWTH

 3/26/1998               $10,000           $10,000                   $10,000
 6/30/1998               $10,320           $10,343                   $10,454
12/31/1998               $11,139           $11,300                   $12,046
 6/30/1999               $12,397           $12,698                   $13,306
12/31/1999               $13,174           $13,677                   $16,041
 6/30/2000               $13,033           $13,618                   $16,721
12/31/2000               $11,658           $12,432                   $12,444
 6/30/2001               $10,895           $11,600                   $10,672
12/31/2001               $10,270           $10,955                   $ 9,902



                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment

Nations Capital Growth                  $10,270
Russell 1000 Growth                     $ 9,902
S&P 500                                 $10,955

RETURNS as of 12/31/01

                             1 YEAR    SINCE INCEPTION*
                             ------    ----------------
NATIONS CAPITAL GROWTH       -11.91%       0.71%
RUSSELL 1000 GROWTH          -20.42%      -0.26%
S&P 500                      -11.88%       2.45%

* Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective October 1, 2001 portfolio management changed the Index to the Russell 1000 Growth Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS MANAGED INDEX PORTFOLIO WAS RENAMED NATIONS CAPITAL GROWTH PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Capital Growth Portfolio returned -11.91% versus -11.88% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) and -20.42% for the Russell 1000 Growth Index(2). The Portfolio's objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential. The Portfolio's principal investment strategy is to normally invest at least 65% of its assets in common stocks of companies that have one or more of the following characteristics: above-average earnings growth compared with the S&P 500 Index, established operating histories, strong balance sheets and favorable financial performance and above - average return on equity compared with the S&P 500 Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Portfolio performance was largely driven by two factors, slowing economic growth and the September 11, 2001 terrorist attacks. As we entered the summer months, it was becoming increasingly apparent that economic growth was slowing. Following a couple of false starts in January and April of 2001, the stock market faded throughout the summer months, leading to a significant drop in August which culminated in the sell-off following the terrorist attacks in September. The Portfolio was negatively affected by its exposure in retail, technology and consumer cyclical stocks during this period. The Portfolio was positioned for an economic recovery that failed to materialize in the summer months.

Following the terrorist attacks, we simplified our approach to three basic principles: focus on the long-term outlook; ignore individual company management guidance; and be very conscious of valuation. As the market reacted to the terrorist attacks, many high-quality stocks suffered dramatic sell-offs. This period offered investors a rare opportunity to reposition portfolios into these high-quality stocks at relatively inexpensive valuations. The Portfolio initiated or increased its holdings in technology and early cycle stocks (stocks we believe are more likely to perform well when the economy is accelerating out of a recession), including Cisco Systems, Inc., Microsoft

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS CAPITAL GROWTH PORTFOLIO

Corporation, Intel Corporation, General Electric Company, Centex Corporation and Starwood Hotels & Resorts Worldwide Inc. These companies all contributed to the Portfolio's outperformance in the fourth quarter of 2001. In addition, superior stock selection in the communications, financial services and technology sectors significantly contributed to performance during the fourth quarter. Top performers included Clear Channel Communications, Inc., Viacom Inc., Concord EFS, Inc., Citigroup Corporation, Merrill Lynch & Company, Inc., VERITAS Software Corporation, Xilinx, Inc. and Check Point Software Technologies Ltd. On the other hand, stocks in the biotechnology and independent power producer areas, such as Calpine Corporation and AES Corporation, hurt results.

WHAT IS YOUR OUTLOOK FOR 2002?(4)

We are cautiously optimistic about equity market returns in 2002 for several reasons. First, we believe the 11 interest rate reductions by the Federal Reserve Board last year should have a positive effect on future growth. Lower interest rates reduce the cost of borrowing for corporations, generally spurring increasing capital spending. Many consumers also benefit from lower interest rates in terms of lower mortgage payments and lower credit card interest costs. Generally low interest rates also support higher stock valuations. As investors are paid less to hold cash and fixed income securities, they have historically sought out higher returns in stocks.

A second reason we are optimistic about future growth is lower tax rates. The tax reduction package passed last year may create more opportunities for consumers to spend, and consumer spending comprises two-thirds of the total U.S. economy. Another reason for optimism is the low level of inventories held by many companies. The recession of 2001 was as much about inventory reduction as it was about lower demand. We believe that inventories are at very low levels and any pick up in end-market demand (as a result of lower interest rates or lower taxes) may filter through the entire economy.

The key to successful investing in 2002, we believe, will be to select the best positioned companies in sectors most likely to benefit from an economic recovery and to be sensitive to valuations. Nations Capital Growth Portfolio is positioned for a potential economic recovery in 2002 by being overweighted in technology, consumer cyclical and capital goods stocks and underweighted in healthcare and consumer staples stocks. While we believe all of the factors we've outlined may ultimately lead to higher stock valuations, we know that the market rarely moves in a straight line. Volatility will continue to be resent as investors shift from a "bear market" to a "bull market" mentality.


(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MIDCAP GROWTH PORTFOLIO


PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC


PERFORMANCE OVERVIEW

                         NATIONS MIDCAP
PLOT POINTS             GROWTH PORTFOLIO       S&P MIDCAP 400

  5/1/2001                   $10,000               $10,000
 5/31/2001                   $ 9,780               $10,233
 6/30/2001                   $ 9,580               $10,192
 9/30/2001                   $ 6,790               $ 8,503
12/31/2001                   $ 8,440               $10,032



                               5/01/01 - 12/31/01
                         Growth of a $10,000 Investment

Nations MidCap Growth              $10,032
S&P MidCap 400                     $ 8,440


RETURNS as of 12/31/01

                                    SINCE INCEPTION*
                                    ----------------
NATIONS MIDCAP GROWTH                 -15.60%
S&P MIDCAP 400                          0.32%

*Cumulative Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

Since its inception on May 1, 2001 through the period ended December 31, 2001, Nations MidCap Growth Portfolio returned -15.60% versus the Standard & Poor's MidCap 400 Index(1) (the "Index"), which returned 0.32%(2).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

It was an extraordinarily difficult year for growth stocks. Enormous economic uncertainty and a rapid deterioration in corporate earnings generally led investors to abandon stocks with premium valuations. It was a year of continuous declines - punctuated by brief rallies in April, June and November - which culminated in the sell-off following the terrorist attacks on September 11, 2001.

The Portfolio lost much of its ground against its benchmark in the months of May and June. The performance lag relative to the Index during this brief period can be attributed to a handful of stocks and a couple of sectors. One particular stock, Calpine Corporation, an independent power producer with exposure to the California market, fell sharply when the bankrupt utility, PG&E Company, threatened to reject certain contracts with the company and refuse payment on past-due receivables. Calpine's financial troubles would be magnified later in the year with Enron Corporation's bankruptcy tainting many companies in the industry.

The Portfolio was hurt by its underweighted position in the consumer-cyclical sectors, particularly retailing. While the Portfolio owned a number of outstanding retailers -- including Tiffany & Company, Bed Bath & Beyond, Inc. and Talbots, Inc. -- we were extremely cautious in this economically sensitive sector due to concerns over its dependence on strong consumer spending patterns. While the Portfolio had considerable exposure in the healthcare sector, including several companies that turned in outstanding performances, we were underweighted in this sector which hindered performance.

Following the attacks on September 11, we simplified our approach to three basic principles: focus on the long-term outlook; ignore individual company management guidance; and be very conscious of valuation. As the market reacted to the terrorist attacks, many high-quality stocks suffered and sold-off dramatically. This period offered investors a rare opportunity to reposition portfolios into these high-quality stocks at relatively inexpensive valuations. The Portfolio initiated or increased its holdings in technology

INVESTING IN MID-SIZED COMPANIES MAY INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. RISKS FOR SMALLER COMPANIES INCLUDE, FOR INSTANCE, BUSINESS RISKS, SIGNIFICANT STOCK PRICE FLUCTUATIONS AND ILLIQUIDITY.

(1) The Standard & Poor's MidCap 400 Index is a an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representations. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)  Portfolio return is cumulative rather than annualized.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP GROWTH PORTFOLIO


and early cycle stocks, including Novellus Systems, Inc. BEA Systems, Inc., Siebel Systems, Inc., Starwood Hotels & Resorts Worldwide, Inc., and Comverse Technology, Inc. These companies all contributed to the Portfolio's strong performance in the fourth quarter of 2001. Over the last three months of 2001, technology, energy and retail stocks contributed positively. The top performers included Concord EFS, Inc., Quest Software, Inc., SCI Systems, Inc., Circuit City Stores-- Circuit City Group and Univision Communications, Inc. Stocks that negatively impacted from returns included Watson Pharmaceuticals, Inc., Calpine Corporation and Western Wireless Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(4)

We are cautiously optimistic about equity market returns in 2002 for several reasons. We believe that the 11 interest rate reductions by the Federal Reserve Board last year should have a positive effect on Gross Domestic Product growth in the upcoming quarters. Lower interest rates reduce the cost of borrowing for corporations, generally spurring increased capital spending. Many consumers also benefit from lower interest rates in terms of lower mortgage payments and lower credit card interest costs. Low interest rates also support higher stock valuations. As investors are paid less to hold cash and fixed income securities, they have historically sought out higher returns in stocks.

The second reason we are optimistic regarding future growth is lower tax rates. The tax reduction package passed last year will give consumers more money to spend. Consumer spending comprises two-thirds of the total U.S. economy. Another reason for optimism is the low level of inventories held by most companies. The recession of 2001 was as much about inventory reduction as it was about lower demand. With inventories now at very low levels, any recovery in end market demand may filter through the entire economy.

While we believe all of the factors outlined above will ultimately lead to higher stock valuations, the market rarely moves in a straight line. Volatility will continue to be present as investors shift from a bear market to a bull market mentality. The key to successful investing in 2002, we believe, will be to select the best positioned companies in sectors most likely to benefit from an economic recovery and to be sensitive to valuations. We feel Nations MidCap Growth Portfolio is well positioned for an anticipated economic recovery in 2002.


(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO


PORTFOLIO MANAGEMENT

Value Strategies Team,
Banc of America Capital Management, LLC


 PERFORMANCE OVERVIEW

                   NATIONS VALUE
PLOT POINTS          PORTFOLIO         S&P 500           RUSSELL 1000 VALUE

 3/26/1998             $10,000         $10,000                 $10,000
 6/30/1998             $ 9,940         $10,343                 $10,045
12/31/1998             $10,448         $11,300                 $10,356
 6/30/1999             $11,211         $12,698                 $11,689
12/31/1999             $10,710         $13,677                 $11,117
 6/30/2000             $10,366         $13,618                 $10,647
12/31/2000             $11,510         $12,432                 $11,897
 6/30/2001             $10,929         $11,600                 $11,746
12/31/2001             $10,681         $10,955                 $11,231



                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment

Russell 1000 Value              $11,231
S&P 500                         $10,955
Nations Value                   $10,681


RETURNS as of 12/31/01

                           1 YEAR       SINCE INCEPTION*
                           ------       ----------------
NATIONS VALUE                -7.20%          1.76%
RUSSELL 1000 VALUE           -5.60%          3.13%
S&P 500                     -11.88%          2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective August 1, 2001 portfolio management changed the Index to the Russell 1000 Value Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Value Portfolio posted a -7.20% total return, handily outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1), which declined 11.88%. By comparison, the Russell 1000 Value Index(2) declined 5.60%. In August of this year, new members were added to the Value Strategies Team. With these new members came a shift in the investment philosophy and process that embodies a deeper value style than was previously utilized. The investment process results in stock selection that emphasizes attractive valuation and moderately lower volatility when compared with broad market tendencies. We believe this change could benefit shareholders, as it more clearly defined the Portfolio's style.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

2001 was a tumultuous year for the equity markets. The year began with guarded optimism as investors anticipated a recovery from the previous year's downturn. It was expected that the Federal Reserve Board's vigilance and easing monetary policies would boost an economy overburdened by the corporate capital spending excesses of the late 1990s. However, by August it was apparent that investors were clearly more interested in the prospects for corporate earnings than about another interest rate cut. Even though rates were lowered seven times in eight months, there was little positive equity market reaction. As the U.S. economy stood at the brink of recession, the tragic events of September 11, 2001 unfolded, sending an already shaky economy into a modest recession and the stock market into a major decline.

In addition to the change to the Portfolio's investment team in August, the Portfolio was realigned, taking advantage of the market's decline. The disciplined, "bottom-up" research-driven process was diligently applied, which we believe enabled us to distinguish value "traps" from value opportunities. The risk management process is continuously applied to the Portfolio, seeking to limit sector and market risks as well as to help maintain below average volatility.

For the full year, the technology, utility and energy sectors led the decline of the S&P 500 Index on a total return basis. The technology sector continued to suffer from weaker than expected corporate earnings reports. The Portfolio's lower weighting in technology relative to the S&P 500 Index was a major positive contributor to performance. Deregulation concerns, as well as strong gains in 2000, led to a decline in the utilities sector. The Portfolio's utility holdings, such as American Water Works Company, Inc. and


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS VALUE PORTFOLIO

Dominion Resources, Inc. performed well. In fact, American Water Works Company, Inc. soared substantially during the period, as a German utility company acquired it at a sizeable premium. Portfolio performance for the year relative to the Russell 1000 Value Index was slightly less. This was mainly due to weakness in the finance sector, attributed to Merrill Lynch & Company, American Express Company and CIGNA Corporation.

The Portfolio's holdings in the energy sector performed ahead of the comparable energy sector holdings of the S&P 500 Index. Much of the decline in the energy sector was due to the demise of Enron Corporation, which the Portfolio did not hold. While energy prices have fallen over the last year for both natural gas and crude oil, our long-term outlook for the higher-quality companies remains positive as the U.S. and global economies improve. The Portfolio's three largest holdings in the energy area include Exxon Mobil Corporation, El Paso Energy Corporation and Anadarko Petroleum Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(4)

In November 2001, the equity markets rallied, as investors focused on the abundance of positive economic news -- massive increases in money supply, an influx of fiscal and monetary stimuli, and drops in energy and mortgage rates. Additional positive news included reports of higher retail sales, low inflation and decelerating initial unemployment claims, as well as hints of positive order trends from a handful of technology companies. While concern still exists over the possibility of another terrorist attack, and Enron Corporation's demise weighed heavily on the market, at this point in time, the positive news seems to be overcoming investors' fears.


With many companies trading near 10-year low valuations during the fourth quarter, a measured approach was used to incrementally add to positions as the opportunities arose. Overall, we believe the Portfolio is currently representative of well-diversified and undervalued companies. We believe that many cyclical companies in the Portfolio have high operating leverage that could lead to margin expansion as well as capable management teams focused on driving profit recovery. We expect significant stock price appreciation for these companies over a 12 to 18 month timeframe.

Our expectation is for the economy to recover to modest levels of growth in the first half of 2002. We feel Nations Value Portfolio is well positioned and actively managed with a disciplined process that could benefit its shareholders during periods of market volatility. The Portfolio's risk management strategy could provide a level of comfort as well. At the same time, we believe that the Portfolio's cyclical and non-cyclical opportunities may offer attractive total return potential for the long-term investor.


(4)The outlook for this Portfolio may differ from that of other Nations Funds Portfolios.

NATIONS ASSET ALLOCATION PORTFOLIO


PORTFOLIO MANAGEMENT

Fixed Income Management Team,
Banc of America Capital Management, LLC
Equity Management Team,
Chicago Equity Partners, LLC



PERFORMANCE OVERVIEW

                   NATIONS ASSET                              LEHMAN AGGREGATE
PLOT POINTS     ALLOCATION PORTFOLIO           S&P 500            BOND INDEX

 3/26/1998             $10,000                 $10,000              $10,000
 6/30/1998             $ 9,790                 $10,343              $10,234
12/31/1998             $ 9,777                 $11,300              $10,703
 6/30/1999             $10,222                 $12,698              $10,556
12/31/1999             $ 9,918                 $13,677              $10,615
 6/30/2000             $ 9,836                 $13,618              $11,038
12/31/2000             $10,725                 $12,432              $11,849
 6/30/2001             $10,556                 $11,600              $12,278
12/31/2001             $10,219                 $10,955              $12,850



                               3/27/98 - 12/31/01
                         Growth of a $10,000 Investment


Lehman Aggregate Bond Index             $12,850
Nations Asset Allocation                $10,955
S&P 500                                 $10,219


RETURNS as of 12/31/01

                                 1 YEAR    SINCE INCEPTION*
                                 ------    ----------------
NATIONS ASSET ALLOCATION         -4.72%        0.58%
S&P 500                         -11.88%        2.45%
LEHMAN AGGREGATE BOND INDEX       8.45%        6.88%


*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS BALANCED ASSETS PORTFOLIO WAS RENAMED NATIONS ASSET ALLOCATION PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE PORTFOLIO ALSO CHANGED AS OF THAT DATE. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Asset Allocation Portfolio returned -4.72% versus the -11.88% return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) and the 8.45% return of the Lehman Aggregate Bond Index(2). As of May 1, 2001, Chicago Equity Partners, LLC took over management of the equity portion of the Portfolio.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Portfolio performance reflected an environment of increased volatility in the financial markets during 2001, as an economy already weakened by its first recession in a decade was further shaken by the events of September 11. U.S. equity markets recorded a second consecutive year of negative returns.

Against this backdrop, the equity portion of the Portfolio was diversified among large-cap, mid-cap and small-cap stocks, which helped performance as mid-cap and small-cap stocks outpaced their large-cap brethren over this time period. The smaller-capitalization stocks appeared much more attractive from a valuation and earnings perspective, as large-cap stocks continued to have disappointing earnings while appearing overvalued from a valuation standpoint.

Stock selection in the consumer staples, consumer cyclicals and healthcare sectors contributed positively to performance, while selections in the technology, financial and utility sectors were detractors. Within consumer staples, Whole Foods Market, Inc. and Interstate Bakeries Corporation provided the best returns as both stocks provided better earnings prospects and lower valuations relative to their peers. Healthcare saw a surge in the mid-cap names, such as Applera Corporation, Applied Biosystems Group and Seprecor


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury Securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION PORTFOLIO

Inc. and large-cap pharmaceutical companies, such as Johnson & Johnson and Abbott Laboratories. Holdings in Vertex Pharmaceutical Inc. and AXT Corporation detracted from the Portfolio's performance. Technology earnings caused many stocks to plummet from their highs, including Applied Micro Circuits Corporation, CIENA Corporation and PMC Seirra, even though the Portfolio was rewarded by technology leaders, such as Microsoft Corporation, which produced solid double-digit returns.

In contrast to the equity markets, U.S. fixed-income markets posted solid returns in 2001--helped significantly by a lack of inflationary pressures and the Federal Reserve Board's decision to cut short-term interest rates 11 times during the year. Broad market fixed-income returns, as measured by the Lehman Aggregate Bond Index and the Salomon Smith Barney U.S. Broad Investment-Grade Index,(4) returned over 8.5%, and most sectors of the bond market outperformed comparable-maturity U.S. Treasury notes.

The top-performing sector for the year was investment grade corporate securities, which beat Treasuries by 3.7%. The additional yield offered by investment grade corporate debt, combined with rising bond prices, fueled this sector's outperformance. The worst-performing sector for the year was lower-quality, high-yield debt. Single "B" rated corporate debt underperformed comparable maturity U.S. Treasury notes by over 8% in 2001.

At the beginning of 2001, we believed that U.S. economic growth would begin to improve sometime late in the third quarter as lower interest rates began to stimulate consumer activity. Unfortunately, the tragic events of September 11 brought U.S. economic activity to a standstill, and the more credit-sensitive sectors drastically underperformed higher-quality sectors. In the month of September alone, single "B" rated corporates underperformed U.S. Treasury notes by over 10%.

The positive factors contributing to the Portfolio's performance were our overweighting in investment-grade corporate debt and "AAA" rated commercial mortgage-backed securities. Our decision to overweight investment grade corporate debt was based on our outlook for improving U.S. economic growth. Our decision to overweight "AAA" rated commercial mortgage-backed securities was based upon the attractive yields offered by this sector relative to other high-grade sectors of the fixed-income markets.

The factors that reduced the Portfolio's return were our exposure to high-yield debt and our underweighting in U.S. agency debentures. Our decision to increase our exposure to high-yield debt was based on our outlook for the U.S. economy in 2001 and the attractive yields offered by these securities.


(4) The Salomon Smith Barney U.S. Broad Investment-Grade (BIG) Index is an unmanaged index designed to track performance of bonds issued in the U.S. investment-grade bond market. It includes institutionally traded U.S. Treasury government sponsored mortgage asset-backed and investment-grade securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS ASSET ALLOCATION PORTFOLIO

As U.S. economic activity begins to increase, interest rates generally increase and high-yield debt dramatically outperforms U.S. Treasury notes. Prior to September 11, the high-yield market, as measured by the Salomon Smith Barney High Yield Market Index,(5) was performing in line with comparable-maturity U.S. Treasury notes. Within one month, the returns went from slightly positive to substantially negative.

WHAT IS YOUR OUTLOOK FOR 2002?(6),(7)

The U.S. economy officially fell into a recession as of March 31, 2001, according to the National Bureau of Economic Research. In our opinion, the signs of recovery appear right around the corner as lower inflation, lower energy prices and lower-trending inflation could provide the stimulus for the economy on its path to recovery. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the 2001 suggested that an upturn might be imminent. We remain optimistic that 2002 will be a better year, as companies potentially may produce better and more stable earnings.

Our outlook for the fixed-income portion of the Portfolio remains mixed for the next few quarters. The yield on the 10-year U.S. Treasury increased from a low of 4.10% to 5.04% on December 31, 2001, which, consequently, increased mortgage rates. Higher mortgage rates may reduce refinancing activity and potentially slow consumer spending. In addition, Congress has not passed any further economic stimulus packages, as the prospects for federal deficits have increased. The combination of these events has dampened our optimism for the first quarter of 2002. The impact of lower interest rates and the end of corporate inventory liquidation may, we believe, be enough to help stabilize the economy in 2002.

Despite uncertainty over the timing of a rebound in U.S. economic activity, we remain bullish on credit-sensitive sectors. Our plan is to maintain our overweighting in higher-quality corporate debt and selectively increase our exposure to high-yield debt. As the economy improves, the returns on these sectors may far outweigh the returns of U.S. Treasury notes and bonds.


(5) The Salomon Smith Barney High Yield Market Index includes cash pay differed interest and Rule 144A bonds, which remain in maturities of at least one year and a minimum amount of spending of $100 million. The issuers must be domiciled in the United States or Canada

(6) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(7) On January 1, 2002, Banc of America Capital Management, LLC, assumed sub-advisory responsibility for the equity portion of the Portfolio from Chicago Equity Partners, LLC.

NATIONS HIGH YIELD BOND PORTFOLIO


PORTFOLIO MANAGEMENT

High Yield Portfolio Management Team,
MacKay Shields LLC


PERFORMANCE OVERVIEW

                   NATIONS HIGH YIELD     CSFB GLOBAL HIGH
PLOT POINTS          BOND PORTFOLIO            YIELD

  7/7/2000               $10,000              $10,000
 9/30/2000               $ 9,970              $10,068
12/31/2000               $ 9,466              $ 9,559
 3/31/2001               $10,058              $10,031
 6/30/2001               $ 9,963              $ 9,969
 9/30/2001               $ 9,572              $ 9,573
12/31/2001               $10,254              $10,115


                                7/7/00 - 12/31/01
                         Growth of a $10,000 Investment

Nations High Yield Bond         $10,254
CSFB Global High Yield          $10,115


RETURNS as of 12/31/01

                             1 YEAR    SINCE INCEPTION*
                             ------    ----------------
NATIONS HIGH YIELD BOND       8.32%         1.70%
CSFB GLOBAL HIGH YIELD        5.82%         0.77%

* Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations High Yield Bond Portfolio returned 8.32%, versus 5.82% for the Credit Suisse First Boston (CSFB) Global High Yield Index(1) (the Index).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

After the tragedies on September 11, 2001, the high yield market generally gave back all of the gains achieved earlier in the year. However, it rallied in the fourth quarter due to success in the war in Afghanistan, economic data that presented evidence of an economic rebound, historically attractive yields and spreads, and a resumption of strong money flows into the asset class. This market began the fourth quarter with a total return for the year of 0.1% as measured by the Index. The Index gained 5.6% for the fourth quarter, closing the year up 5.8%. The flight to quality that began in the third quarter reversed, punishing Treasuries, which lost 2.3% in the fourth quarter. The equity markets outpaced the high yield market dramatically--both the Standard & Poor's 500 Composite Stock Price Index(3) and the Nasdaq Composite Index(4) posted double-digit gains for the fourth quarter. However, that did not rescue them from negative territory for the entire year.

In terms of industry sectors, telecommunications rebounded off of new lows and posted solid gains. We continue to maintain our underweighted position in this sector and believe that the recent rally may be over. In general, the fourth quarter rally was broad based, with few sectors posting negative returns.

The gaming and leisure sectors rebounded from their September lows, providing the Portfolio with positive returns from our gaming, lodging and transportation investments. Our exposure to this group was larger than the Index. Included are investments in Hilton Hotels Corporation, MeriStar Hospitality Corporation, Venetian Casino Resort LLC, Mandalay Resort Group, Pinnacle Entertainment, Inc. and Delta Air Lines, Inc. These travel and consumer-sensitive credits rebounded from the excessive sell-off they experienced as a result of the terrorist attacks.



THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1) The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

NATIONS HIGH YIELD BOND PORTFOLIO

We continue to overweight the cable industry. Cable credits in the Portfolio include domestic companies, such as Charter Communications, Inc. and FrontierVision Operating Partners LP as well as European companies, such as Comcast UK Cable Partners Ltd. and Ono Finance plc.

The media sector saw strong gains in the fourth quarter. Among top performers for the Portfolio were Garden State Newspapers, Inc. Key3Media Group, Inc. (the operator of COMDEX) and Quebecor Media Inc. (a Canadian French-language newspaper and cable company). Technology companies also participated in the rally. Lucent Technologies Inc. and LSI Logic Corporation were among the Portfolio standouts.

Some of the Portfolio's poor performers included Energy Corporation of America, a CCC rated credit, due to weaker natural gas commodity prices. We continue to have confidence in this position. Cablevision SA, a cable operator in Argentina is being pressured due to the state of the country's economy, which has become worse than expected. Two small distressed international telecommunications holdings, Hermes Europe Railtel BV and Nextel International Inc., also sold off further during the quarter.

Utilities suffered some weakness as the bankruptcy of Enron Corporation pressured the whole sector. While the Portfolio did not hold Enron Corporation, there was some technical pressure in other utility credits, such as AES Eastern Energy and Calpine Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(5)

Looking ahead, we believe the outlook for the high yield market in 2002 is generally positive. We believe that default rates have probably seen their peak and may decline during 2002. More importantly, in our view, the troubled high yield credits in the market have sold off enough to more properly reflect the likelihood of financial restructuring. This means that the majority of price declines from the high default rate environment may already be priced into the current market.

Economic indicators have turned generally positive over the past two months. However, the jury is out on how sustainable the current rebound will prove to be. The past year of Federal Reserve Board interest rate cuts has had a positive effect. U.S. consumers, however, face the challenges of higher unemployment, increased personal debt, and the negative wealth effect from the weak stock market of the last two years. It is difficult to have great conviction in a strong economic recovery without conviction that the consumer will be in a position to drive end-market demand.

That said, the high yield market doesn't need a "V"-shaped or steep recovery to perform well this year. We believe the high yield market may be in a position for a much more tepid economic recovery. We anticipate the high yield market may experience a solid return this year, even if economic recovery is uneven or improves only modestly. Barring a long, drawn-out global economic recession, we believe the high yield market remains quite attractive by historical standards.

(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD SMALL COMPANY HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 97.5%
            BANKS -- 0.9%
     334    People's Bank........................   $  7,090
                                                    --------
            BUSINESS SERVICES 4.9%
    *627    Getty Images, Inc. ..................     14,417
   *+184    Iron Mountain, Inc. .................      8,072
    *211    Mobile Mini, Inc. ...................      8,247
 *+1,019    Scientific Games Corp., Class A......      8,919
                                                    --------
                                                      39,655
                                                    --------
            CHEMICALS -- 2.0%
    *557    Airgas, Inc. ........................      8,415
     476    Wellman, Inc. .......................      7,378
                                                    --------
                                                      15,793
                                                    --------
            COMMUNICATIONS -- 1.6%
   *+236    Plantronics, Inc. ...................      6,038
   *+296    Titan Corp. (The)....................      7,380
                                                    --------
                                                      13,418
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    *178    Planar Systems, Inc. ................      3,749
                                                    --------
            CONSTRUCTION -- 1.4%
     475    Granite Construction, Inc. ..........     11,430
                                                    --------
            CONSUMER DURABLES -- 4.4%
    *267    Arrow Electronics, Inc. .............      7,979
    *308    Furniture Brands International,
             Inc. ...............................      9,871
     262    Hughes Supply, Inc. .................      8,090
     198    Martin Marietta Materials, Inc. .....      9,223
                                                    --------
                                                      35,163
                                                    --------
            CONSUMER NON-DURABLES -- 0.5%
    *117    United Stationers, Inc. .............      3,930
                                                    --------
            DRUGS -- 3.1%
    *260    ArQule, Inc. ........................      4,415
   *+283    ImmunoGen, Inc. .....................      4,694
   *+127    NPS Pharmaceuticals, Inc. ...........      4,873
    *309    Serologicals Corp. ..................      6,650
    *175    Vertex Pharmaceuticals, Inc. ........      4,303
                                                    --------
                                                      24,935
                                                    --------
            ELECTRONICS -- 7.5%
    *729    Adaptec, Inc. .......................     10,573
   *+818    ASE Test Ltd. .......................     11,393
     456    ATI Technologies, Inc. ..............      5,786
   *+393    Emcore Corp. ........................      5,282
    *302    Fairchild Semiconductor International
             Corp., Class A......................      8,503
    *110    Helen of Troy Ltd. ..................      1,366
   *+122    Oak Technology, Inc. ................      1,674
    *652    Pericom Semiconductor Corp. .........      9,456
   *+181    Zoran Corp. .........................      5,917
                                                    --------
                                                      59,950
                                                    --------
            ENERGY & SERVICES -- 1.5%
     865    Chesapeake Energy Corp. .............      5,715
     243    Patina Oil & Gas Corp. ..............      6,680
                                                    --------
                                                      12,395
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            EXCHANGE TRADED FUNDS -- 1.5%
     206    iShares Russell 2000 Growth Index
             Fund................................   $ 11,854
                                                    --------
            FINANCIAL SERVICES -- 4.9%
     332    Federated Investors, Inc., Class B...     10,571
    *207    Investment Technology Group, Inc. ...      8,074
     238    Legg Mason, Inc. ....................     11,916
     315    Van Der Moolen Holding N.V. .........      9,057
                                                    --------
                                                      39,618
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 1.6%
     229    Bunge Ltd. ..........................      5,322
   1,433    Swedish Match AB.....................      7,581
                                                    --------
                                                      12,903
                                                    --------
            FOREST & PAPER PRODUCTS -- 3.5%
     177    Boise Cascade Corp. .................      6,011
     257    Bowater, Inc. .......................     12,268
    *562    Pactiv Corp. ........................      9,967
                                                    --------
                                                      28,246
                                                    --------
            HEALTH SERVICES -- 3.9%
    *189    AmSurg Corp. ........................      5,129
    *270    Edwards Lifesciences Corp. ..........      7,453
    *243    Option Care, Inc. ...................      4,741
    *474    Triad Hospitals, Inc. ...............     13,899
                                                    --------
                                                      31,222
                                                    --------
            HOTELS & GAMING -- 1.5%
     269    Fairmont Hotels & Resorts, Inc. .....      6,431
   *+159    Multimedia Games, Inc. ..............      6,030
                                                    --------
                                                      12,461
                                                    --------
            INSURANCE -- 3.9%
     341    Galligher (Arthur J.) & Co. .........     11,771
    *709    HealthExtras, Inc. ..................      4,047
     *76    Trigon Healthcare, Inc. .............      5,248
    *432    Willis Group Holdings Ltd. ..........     10,175
                                                    --------
                                                      31,241
                                                    --------
            MACHINERY -- 1.7%
    *316    Ultratech Stepper, Inc. .............      5,219
    *114    Varian Medical Systems, Inc. ........      8,116
                                                    --------
                                                      13,335
                                                    --------
            MEDIA & ENTERTAINMENT -- 6.7%
    *330    Argosy Gaming Co. ...................     10,748
    *599    Cablevision Systems Corp. -- Rainbow
             Media Group.........................     14,796
   *+469    Cox Radio, Inc., Class A.............     11,953
    *952    Entravision Communications Corp. ....     11,375
    +504    Pegasus Communications Corp., Class
             A...................................      5,242
                                                    --------
                                                      54,114
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES --5.5%
    *442    Armor Holdings, Inc. ................     11,934
     184    Beckman Coulter, Inc. ...............      8,156
     256    DENTSPLY International, Inc. ........     12,869
   *+298    Lumenis Ltd. ........................      5,869
   *+471    OraSure Technologies, Inc. ..........      5,719
                                                    --------
                                                      44,547
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.1%
     752    AK Steel Holding Corp. ..............   $  8,562
    *107    Alliant Techsystems, Inc. ...........      8,274
     114    Ball Corp. ..........................      8,083
                                                    --------
                                                      24,919
                                                    --------
            REAL ESTATE -- 0.2%
     111    Annaly Mortgage Management, Inc.
             (REIT)..............................      1,770
                                                    --------
            RESEARCH & TESTING FACILITIES -- 0.5%
    *138    Applera Corp. -- Celera Genomics
             Group...............................      3,691
                                                    --------
            RETAIL -- 12.0%
    *518    AFC Enterprises, Inc. ...............     14,695
    *682    Barnes & Noble, Inc. ................     20,193
     424    CBRL Group, Inc. ....................     12,478
    *104    Cheesecake Factory, Inc. (The).......      3,603
   *+137    Electronics Boutique Holdings
             Corp. ..............................      5,454
   3,632    Electronics Boutique PLC.............      7,242
   *+298    Hollywood Entertainment Corp. .......      4,265
    *216    O'Reilly Automotive, Inc. ...........      7,865
     496    PETsMART, Inc. ......................      4,878
    *207    Too, Inc. ...........................      5,679
    *259    ValueVision International, Inc. .....      5,082
   *+120    Whole Foods Market, Inc. ............      5,226
                                                    --------
                                                      96,660
                                                    --------
            SOFTWARE & SERVICES -- 11.1%
 *+1,733    Acclaim Entertainment, Inc. .........      9,186
*##1,962    Acclaim Entertainment, Inc., PIPE ...     10,399
    *349    DigitalThink, Inc. ..................      3,771
    *816    Enterasys Networks, Inc. ............      7,217
     *40    GTECH Holdings Corp. ................      1,805
    *611    Hyperion Solutions Corp. ............     12,126
    *550    Openwave Systems, Inc. ..............      5,380
   *+252    Optimal Robotics Corp. ..............      8,925
    *227    SERENA Software, Inc. ...............      4,929
   *+416    SmartForce Public Ltd., Co., ADR.....     10,301
   *+279    Stellent, Inc. ......................      8,242
   *+415    Take-Two Interactive Software,
             Inc. ...............................      6,704
                                                    --------
                                                      88,985
                                                    --------
            TRANSPORTATION -- 6.6%
    *320    Arkansas Best Corp. .................      9,215
     244    CNF Transportation, Inc. ............      8,186
    *201    Navistar International Corp. ........      7,951
    *296    Ryanair Holdings PLC, ADR............      9,487
     286    SkyWest, Inc. .......................      7,290
    *207    Swift Transportation Co., Inc. ......      4,461
     256    Werner Enterprises, Inc. ............      6,209
                                                    --------
                                                      52,799
                                                    --------
            UTILITIES -- 1.1%
   *+291    Waste Connections, Inc. .............      9,027
                                                    --------
            Total common stocks..................   $784,900
                                                    ========

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
SHORT-TERM SECURITIES -- 5.2%
            REPURCHASE AGREEMENT -- 5.2%
 $41,515    Joint Repurchase Agreement (See Note
             2(d)) 1.677% due 01/02/02...........   $ 41,515
                                                    --------
            Total short-term securities..........   $ 41,515
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $710,720).....    97.5%  $784,900
Total short-term securities (cost
  $41,515)..............................     5.2     41,515
                                           -----   --------
Total investment in securities (total
  cost $752,235)........................   102.7    826,415
Cash, receivables and other assets......     0.7      5,624
Securities lending collateral (See Note
  2(i)).................................    10.9     88,014
Payable for securities purchased........    (3.3)   (26,197)
Payable for Fund shares redeemed........    (0.1)    (1,169)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (10.9)   (88,014)
Other liabilities.......................    (0.0)       (49)
                                           -----   --------
Net assets..............................   100.0%  $804,624
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  1,500,000 shares authorized; 604,247 shares
  outstanding.................................   $  60,425
Capital surplus...............................     927,872
Accumulated net realized loss on
  investments.................................    (257,853)
Unrealized appreciation of investments........      74,180
                                                 ---------
Net assets....................................   $ 804,624
                                                 =========

Class IA
  Net asset value per share ($745,253 / 559,474
    shares outstanding) (1,125,000 shares
    authorized)....................................   $1.33
                                                     ======
Class IB
  Net asset value per share ($59,371 / 44,773
    shares outstanding) (375,000 shares
    authorized)....................................   $1.33
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

## Illiquid securities (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 93.7%
            AEROSPACE & DEFENSE -- 1.6%
   4,400    Raytheon Co. ......................   $  142,868
                                                  ----------
            BANKS -- 4.4%
   1,180    Bank of America Corp. .............       74,281
   2,760    Citigroup, Inc. ...................      139,325
   1,200    Golden West Financial Corp. .......       70,620
   3,500    Washington Mutual, Inc. ...........      114,450
                                                  ----------
                                                     398,676
                                                  ----------
            BUSINESS SERVICES -- 2.2%
  *3,000    KPMG Consulting, Inc. .............       49,710
  +3,000    Manpower, Inc. ....................      101,130
 *+2,100    United Rentals (North America),
             Inc. .............................       47,670
                                                  ----------
                                                     198,510
                                                  ----------
            COMMUNICATIONS -- 6.1%
   8,136    AT&T Corp. ........................      147,593
     863    Cable & Wireless PLC...............        4,141
     627    Harris Corp. ......................       19,124
 *@3,598    Koninklijke (Royal) KPN N.V. ......       18,292
   1,500    Motorola, Inc. ....................       22,530
 *+6,500    NTL, Inc. .........................        6,110
   8,000    Qwest Communications International,
             Inc. .............................      113,040
  *4,000    Sonus Networks, Inc. ..............       18,480
 *15,000    WorldCom, Inc. -- WorldCom Group...      211,200
                                                  ----------
                                                     560,510
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
  *3,600    Cisco Systems, Inc. ...............       65,196
   5,000    Compaq Computer Corp. .............       48,800
   1,900    Minnesota Mining & Manufacturing
             Co. ..............................      224,599
  *4,700    Solectron Corp. ...................       53,016
  +1,517    Symbol Technologies, Inc. .........       24,093
                                                  ----------
                                                     415,704
                                                  ----------
            CONSTRUCTION -- 0.9%
   6,302    Halliburton Co. ...................       82,552
                                                  ----------
            CONSUMER NON-DURABLES -- 4.0%
   3,482    McKesson Corp. ....................      130,212
  *1,277    Safeway, Inc. .....................       53,331
   3,000    Tyco International Ltd. ...........      176,700
                                                  ----------
                                                     360,243
                                                  ----------
            DRUGS -- 3.9%
    @440    Fujisawa Pharmaceutical Co.,
             Ltd. .............................       10,139
   4,500    Pharmacia Corp. ...................      191,925
   1,480    Teva Pharmaceutical Industries
             Ltd., ADR.........................       91,200
  *2,124    Watson Pharmaceuticals, Inc. ......       66,675
                                                  ----------
                                                     359,939
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRICAL EQUIPMENT -- 1.1%
   *+833    Ionics, Inc. ......................   $   25,006
  *3,000    Thermo Electron Corp. .............       71,580
                                                  ----------
                                                      96,586
                                                  ----------
            ELECTRONICS -- 6.4%
 *11,500    Agere Systems, Inc. ...............       65,435
 *+1,500    Flextronics International Ltd. ....       35,985
     824    Samsung Electronics Co., Ltd. .....      175,009
  *4,000    Sanmina -- SCI Corp. ..............       79,600
   2,400    Sony Corp. ........................      109,690
 *45,000    Tawain Semiconductor Manufacturing
             Co., Ltd. ........................      112,532
     792    Xerox Corp. .......................        8,254
                                                  ----------
                                                     586,505
                                                  ----------
            ENERGY & SERVICES -- 6.1%
  *2,901    Canadian Natural Resources Ltd. ...       69,631
     943    ChevronTexaco Corp. ...............       84,466
   3,420    Petroleo Brasileiro S.A., ADR......       79,679
  #1,879    Petroleo Brasileiro S.A., ADR......       41,770
  *4,100    Rowan Cos., Inc. ..................       79,417
   8,000    Sasol Ltd., ADR....................       70,800
    +526    ValeroEnergyCorp. .................       20,032
  +3,076    XTOEnergy, Inc. ...................       53,821
    +732    YUKOS, ADR.........................       57,073
                                                  ----------
                                                     556,689
                                                  ----------
            FINANCIAL SERVICES -- 2.0%
   6,000    Abbey National PLC.................       85,491
  *1,846    Converium Holding AG, ADR..........       45,033
   1,000    Legg Mason, Inc. ..................       49,980
                                                  ----------
                                                     180,504
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 3.4%
   7,511    Archer-Daniels-Midland Co. ........      107,787
   3,194    Bunge Ltd. ........................       74,352
   2,756    Philip Morris Cos., Inc. ..........      126,367
                                                  ----------
                                                     308,506
                                                  ----------
            FOREST & PAPER PRODUCTS -- 0.6%
  *3,500    Smurfit-Stone Container Corp. .....       55,895
                                                  ----------
            HEALTH SERVICES -- 0.5%
  *1,900    First Health Group Corp. ..........       47,006
                                                  ----------
            INSURANCE -- 6.4%
   6,489    Ace Ltd. ..........................      260,521
   1,228    American International Group,
             Inc. .............................       97,480
   *+115    Anthem, Inc. ......................        5,702
   1,998    MBIA, Inc. ........................      107,169
   2,558    St. Paul Cos., Inc. (The)..........      112,493
                                                  ----------
                                                     583,365
                                                  ----------
            MACHINERY -- 2.5%
   2,546    Deere & Co. .......................      111,163
   1,999    Ingersoll-Rand Co. ................       83,587
  *2,000    Terex Corp. .......................       35,080
                                                  ----------
                                                     229,830
                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 5.1%
    *936    Adelphia Communications Corp.,
             Class A...........................   $   29,175
  *2,000    Clear Channel Communications,
             Inc. .............................      101,820
  *3,800    Comcast Corp., Class A.............      136,800
  *8,500    Liberty Media Corp., Class A.......      119,000
 *+2,500    Six Flags, Inc. ...................       38,450
  *1,520    USA Networks, Inc. ................       41,511
                                                  ----------
                                                     466,756
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
   5,000    Becton, Dickinson & Co. ...........      165,750
  *2,517    Boston Scientific Corp. ...........       60,717
    *430    Viasys Healthcare, Inc. ...........        8,692
                                                  ----------
                                                     235,159
                                                  ----------
            METALS, MINERALS & MINING -- 3.9%
   3,400    Alcoa, Inc. .......................      120,870
   2,250    Engelhard Corp. ...................       62,280
  +1,623    LUKoil, ADR........................       80,334
   3,365    Precision Castparts Corp. .........       95,061
                                                  ----------
                                                     358,545
                                                  ----------
            REAL ESTATE -- 1.5%
   1,500    Boston Properties, Inc. (REIT).....       57,000
  *3,100    Security Capital Group, Inc., Class
             B.................................       78,647
                                                  ----------
                                                     135,647
                                                  ----------
            RESEARCH & TESTING FACILITIES -- 1.0%
    *549    Applera Corp. -- Celera Genomics
             Group.............................       14,642
   *+700    CV Therapeutics, Inc. .............       36,414
 *+1,400    Regeneron Pharmeceuticals, Inc. ...       39,424
                                                  ----------
                                                      90,480
                                                  ----------
            RETAIL -- 4.1%
 *+1,897    Cheesecake Factory, Inc. (The).....       65,966
   5,000    Dollar General Corp. ..............       74,500
  *9,500    Staples, Inc. .....................      177,650
   1,465    Target Corp. ......................       60,130
                                                  ----------
                                                     378,246
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
     956    NIKE, Inc., Class B................       53,788
                                                  ----------
            SOFTWARE & SERVICES -- 6.4%
  *4,000    AOL Time Warner, Inc. .............      128,400
  *1,506    Avant! Corp. ......................       30,864
    *729    Cognex Corp. ......................       18,665
 *+8,400    i2 Technologies, Inc. .............       66,360
  *1,100    Microsoft Corp. ...................       72,897
  *6,500    Oracle Corp. ......................       89,765
 *+4,178    Peregrine Systems, Inc. ...........       61,954
 *+2,500    Rational Software Corp. ...........       48,750
   *+900    VeriSign, Inc. ....................       34,236
 *+6,500    Vignette Corp. ....................       34,905
                                                  ----------
                                                     586,796
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            TRANSPORTATION -- 8.1%
  *3,700    AMR Corp. .........................   $   82,029
   1,500    CSX Corp. .........................       52,575
   3,747    Delphi Automotive Systems Corp. ...       51,185
  +4,760    Northrop Grumman Corp. ............      479,835
   1,000    USFreightways Corp. ...............       31,400
   1,881    Werner Enterprises, Inc. ..........       45,711
                                                  ----------
                                                     742,735
                                                  ----------
            UTILITIES -- 3.7%
 *+6,100    Calpine Corp. .....................      102,419
   4,500    CMS Energy Corp. ..................      108,135
   4,000    Waste Management, Inc. ............      127,640
                                                  ----------
                                                     338,194
                                                  ----------
            Total common stocks................   $8,550,234
                                                  ==========
CONVERTIBLE PREFERRED STOCKS -- 0.7%
            COMMUNICATIONS -- 0.7%
     @55    Lucent Technologies, Inc. .........   $   62,013
                                                  ----------
            Total convertible preferred
             stocks............................   $   62,013
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 6.4%
            REPURCHASE AGREEMENT -- 6.4%
$582,239    Joint Repurchase Agreement (See
             Note 2(d))
            1.677% due 01/02/02................   $  582,239
                                                  ----------
            Total short-term securities........   $  582,239
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $8,539,175).........................    93.7%  $8,550,234
Total convertible preferred stocks
  (cost $55,844)......................     0.7       62,013
Total short-term securities (cost
  $582,239)...........................     6.4      582,239
                                         -----   ----------
Total investment in securities (total
  cost $9,177,258)....................   100.8    9,194,486
Cash, receivables and other assets....     0.3       35,818
Securities lending collateral (See
  Note 2(i))..........................     3.5      331,504
Payable for securities purchased......    (1.1)    (100,798)
Payable for Fund shares redeemed......    (0.0)        (701)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (3.5)    (331,504)
Other liabilities.....................    (0.0)        (964)
                                         -----   ----------
Net assets............................   100.0%  $9,127,841
                                         =====   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 2,296,602
  shares outstanding..........................   $  229,660
Capital surplus...............................    9,181,434
Accumulated undistributed net investment
  income......................................        5,832
Accumulated net realized loss on
  investments.................................     (306,272)
Unrealized appreciation of investments........       17,228
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.......           15
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (56)
                                                 ----------
Net assets....................................   $9,127,841
                                                 ==========

Class IA
  Net asset value per share ($8,734,600 / 2,197,493
    shares outstanding) (3,250,000 shares
    authorized)....................................  $3.97
                                                     =====
Class IB
  Net asset value per share ($393,241 / 99,109
    shares outstanding) (750,000 shares
    authorized)....................................  $3.97
                                                     =====

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $90,444 or 1.0% of net assets.
  #  This ADR issue represents preference shares.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
DESCRIPTION                                  ------------            --------            --------            --------------
-----------
British Pound (Buy)                             $  953                $  951             01/02/02                $    2
British Pound (Buy)                              3,168                 3,155             01/03/02                    13
                                                                                                                 ------
                                                                                                                 $   15
                                                                                                                 ======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 92.9%
            AUSTRALIA -- 1.2%
     635    Brambles Industries Ltd. (Consumer
             Services).........................   $    3,379
     862    News Corp. Ltd. (The) (Media &
             Entertainment)....................        6,896
                                                  ----------
                                                      10,275
                                                  ----------
            BELGIUM -- 1.0%
    *365    Fortis (Financial Services)........        9,478
                                                  ----------
            BRAZIL -- 0.2%
      78    Petroleo Brasileiro S.A., ADR
             (Energy & Services)...............        1,827
                                                  ----------
            CANADA -- 1.0%
     497    Abitibi-Consolidated, Inc. (Forest
             & Paper Products).................        3,617
     172    Alcan, Inc. (Metals, Minerals &
             Mining)...........................        6,158
                                                  ----------
                                                       9,775
                                                  ----------
            CHINA -- 0.3%
  *6,084    Aluminum Corp. (Metals, Minerals &
             Mining)...........................        1,061
     129    PetroChina Co., Ltd., Class H, ADR
             (Energy & Services)...............        2,300
                                                  ----------
                                                       3,361
                                                  ----------
            FINLAND -- 1.9%
      39    Nokia Corp., ADR (Communications)..          962
     528    Nokia Oyj (Communications).........       13,625
     127    UPM-Kymmene Oyj (Forest & Paper
             Products).........................        4,200
                                                  ----------
                                                      18,787
                                                  ----------
            FRANCE -- 12.8%
     257    Aventis S.A. (Drugs)...............       18,277
     456    AXA (Financial Services)...........        9,529
     210    Banque Nationale de Paris (BNP)
             (Banks)...........................       18,808
     289    Carrefour S.A. (Retail)............       15,033
     222    CNP Assurances (Financial
             Services).........................        7,053
      65    Groupe Danone (Food, Beverage &
             Tobacco)..........................        7,880
     101    L'Oreal (Consumer Non-Durables)....        7,275
  *+@620    Orange S.A. (Communications).......        5,616
     164    TotalFinaElf S.A., B Shares (Energy
             & Services).......................       23,469
     191    Vivendi S.A. (Media &
             Entertainment)....................       10,435
                                                  ----------
                                                     123,375
                                                  ----------
            GERMANY -- 6.6%
     170    Adidas AG (Apparel & Textile)......       12,656
     232    Bayer AG (Chemicals)...............        7,378
     369    Bayerische Vereinsbank AG
             (Banks)...........................       11,217
     400    Deutsche Telekom AG
             (Communications)..................        6,913
    +228    Deutsche Telekom AG, ADR
             (Communications)..................        3,850
      84    E.On AG (Utilities)................        4,378
      15    SAP AG (Software & Services).......        1,927

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            GERMANY -- (CONTINUED)
    +159    SAP AG, ADR (Software &
             Services).........................   $    5,067
      29    Siemens AG (Electronics)...........        1,932
    +540    ThyssenKrupp AG (Metals, Minerals &
             Mining)...........................        7,905
                                                  ----------
                                                      63,223
                                                  ----------
            HONG KONG -- 2.2%
    +592    Cheung Kong (Holdings) Ltd. (Real
             Estate)...........................        6,149
 *+1,527    China Telecom (Hong Kong) Ltd.
             (Communications)..................        5,375
  +1,236    Sun Hung Kai Properties (Real
             Estate)...........................        9,986
                                                  ----------
                                                      21,510
                                                  ----------
            IRELAND -- 2.4%
     911    Allied Irish Banks PLC (Banks).....       10,461
  *1,523    Ryanair Holdings PLC
             (Transportation)..................        9,376
   1,410    Smurfit (Jefferson) Group PLC
             (Forest & Paper Products).........        3,076
                                                  ----------
                                                      22,913
                                                  ----------
            ITALY -- 1.9%
    +669    Alleanza Assicurazioni
             (Insurance).......................        7,359
  +2,563    Banca Monte Dei Paschi di Siena
             S.p.A. (Banks)....................        6,389
    +670    Mediaset S.p.A. (Media &
             Entertainment)....................        4,895
                                                  ----------
                                                      18,643
                                                  ----------
            JAPAN -- 13.2%
     497    Asahi Glass Co. (Retail)...........        2,939
     476    Banyu Pharmaceutical Co. (Drugs)...        7,082
     259    Eisai Co., Ltd. (Medical
             Instruments & Supplies)...........        6,442
     223    Fuji Photo Film Co., Ltd. (Consumer
             Non-Durables).....................        7,963
     177    Fujisawa Pharmaceutical Co., Ltd.
             (Drugs)...........................        4,079
     @45    Fujisawa Pharmaceutical Co., Ltd.
             (Drugs)...........................        1,037
     132    Hoya Corp. (Medical Instruments &
             Supplies).........................        7,886
      94    Murata Manufacturing Co., Ltd.
             (Electronics).....................        5,655
    +545    NEC Corp. (Electronics)............        5,560
    *993    Nikko Cordial Corp. (Financial
             Services).........................        4,432
      53    Nintendo Co., Ltd. (Consumer
             Non-Durables).....................        9,351
       1    Nippon Telegraph & Telephone Corp.
             (Communications)..................        4,050
       1    NTT DoCoMo, Inc. (Communications)...       8,413
     123    Promise Co., Ltd. (Financial
             Services).........................        6,665
      38    Rohm Co., Ltd. (Electronics).......        4,932
      86    Secom Co., Ltd. (Electronics)......        4,318
      *5    Sky Perfect (Communications).......        4,838
     256    Sony Corp. (Electronics)...........       11,682
     454    Sumitomo Bank (Banks)..............        1,923
     648    Tokyo Style Co., Ltd. (Apparel &
             Textile)..........................        5,557

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
     399    Toyota Motor Corp.
             (Transportation)..................   $   10,107
     *+1    UFJ Holdings, Inc. (Banks).........        2,626
                                                  ----------
                                                     127,537
                                                  ----------
            NETHERLANDS -- 8.7%
     526    Aegon N.V. (Insurance).............       14,224
     211    Azko Nobel N.V. (Chemicals)........        9,417
     161    Heineken N.V. (Food, Beverage &
             Tobacco)..........................        6,115
   *@584    Koninklijke (Royal) KPN N.V.
             (Communications)..................        2,970
     397    Philips Electronics N.V.
             (Electronics).....................       11,784
     298    Royal Dutch Petroleum Co. (Energy &
             Services).........................       15,098
     100    Royal Dutch Petroleum Co., NY
             Shares (Energy & Services)........        4,912
     147    Schlumberger Ltd. (Energy &
             Services).........................        8,100
     505    TPG N.V. (Consumer Services).......       10,935
                                                  ----------
                                                      83,555
                                                  ----------
            SINGAPORE -- 1.0%
   *@985    DBS Group Holdings Ltd. (Banks)....        7,361
    +250    DBS Group Holdings Ltd. (Banks)....        1,868
                                                  ----------
                                                       9,229
                                                  ----------
            SOUTH AFRICA -- 0.6%
     154    Anglogold Ltd. (Metals, Minerals &
             Mining)...........................        5,421
                                                  ----------
            SOUTH KOREA -- 3.7%
    +537    Korea Electric Power Corp.
             (Utilities).......................        8,871
      71    Korea Electric Power Corp., ADR
             (Utilities).......................          650
    +412    Korea Telecom Corp., ADR
             (Communications)..................        8,368
      69    Pohang Iron & Steel Co., Ltd.
             (Metals, Minerals & Mining).......        6,448
      32    Samsung Electronics Co., Ltd.
             (Electronics).....................        6,893
      24    SK Telecom Co., Ltd.
             (Communications)..................        4,874
                                                  ----------
                                                      36,104
                                                  ----------
            SPAIN -- 4.3%
     641    Amadeus Global Travel Distribution
             S.A. (Consumer Services)..........        3,698
    +211    Banco Popular Espanol S.A.
             (Banks)...........................        6,917
    +248    Endesa S.A. (Utilities)............        3,872
    +292    Endesa S.A., ADR (Utilities).......        4,574
     309    Iberdrola S.A. (Utilities).........        4,024
    *403    Industria de Diseno Textil S.A.
             (Apparel & Textile)...............        7,679
    *240    Telefonica S.A. (Communications)...        3,205
     193    Telefonica S.A., ADR
             (Communications)..................        7,737
                                                  ----------
                                                      41,706
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            SWEDEN -- 3.8%
     572    ForeningsSparbanken AB, A Shares
             (Banks)...........................   $    7,084
     864    Gambro AB, A Shares (Medical
             Instruments & Supplies)...........        5,397
     431    Hennes & Mauritz AB, B Shares
             (Retail)..........................        8,917
     877    Nordea AB (Banks)..................        4,642
  +2,014    Telefonaktiebolaget LM Ericcson, B
             Shares (Communications)...........       10,942
                                                  ----------
                                                      36,982
                                                  ----------
            SWITZERLAND -- 5.0%
    *+74    Converium Holding AG, ADR
             (Financial Services)..............        1,803
     258    Credit Suisse Group (Banks)........       10,985
      59    Nestle S.A. (Food, Beverage &
             Tobacco)..........................       12,565
     127    Roche Holdings AG (Drugs)..........        9,029
      11    Serono S.A., Class B (Drugs).......        9,759
     135    STMicroelectronics N.V.
             (Electronics).....................        4,343
                                                  ----------
                                                      48,484
                                                  ----------
            TAIWAN -- 0.7%
   5,003    Formosa Chemicals & Fiber Corp.
             (Chemicals).......................        3,360
     798    Hon Hai Precision Industry Co.,
             Ltd. (Computers & Office).........        3,649
                                                  ----------
                                                       7,009
                                                  ----------
            UNITED KINGDOM -- 20.4%
     509    AstraZeneca PLC (Drugs)............       23,005
   1,815    BAE Systems PLC (Aerospace &
             Defense)..........................        8,170
   1,737    BHP Billiton PLC (Metals, Minerals
             & Mining).........................        8,773
   1,148    BP PLC (Energy & Services).........        8,905
   1,699    British Airways PLC
             (Transporation)...................        4,864
  *1,209    BT Group PLC (Communications)......        4,453
   2,266    Cable & Wireless PLC
             (Communications)..................       10,875
     378    CGNU PLC (Financial Services)......        4,625
     896    Compass Group PLC (Food, Beverage &
             Tobacco)..........................        6,643
      61    GlaxoSmithKline PLC (Drugs)........        1,517
     151    GlaxoSmithKline PLC, ADR (Drugs)...        7,523
   2,696    Granada PLC (Media &
             Entertainment)....................        5,630
   2,469    Invensys PLC (Electrical
             Equipment)........................        4,330
     728    Lloyds TSB Group PLC (Banks).......        7,869
   3,090    Marks & Spencer PLC (Retail).......       16,414
  *1,209    mm02 PLC (Communications)..........        1,522
     587    Pearson PLC (Media &
             Entertainment)....................        6,731
     506    Reckitt Benckiser PLC (Consumer
             Non-Durables).....................        7,409
   3,663    Rentokil Initial PLC (Business
             Services).........................       14,609
     542    Royal Bank of Scotland Group PLC
             (Banks)...........................       13,184
     535    Standard Chartered PLC (Financial
             Services).........................        6,366
   8,828    Vodafone Group PLC
             (Communications)..................       23,063
                                                  ----------
                                                     196,480
                                                  ----------
            Total common stocks................   $  895,674
                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                              MARKET
 AMOUNT                                                VALUE
---------                                            ----------
SHORT-TERM SECURITIES -- 7.6%
            REPURCHASE AGREEMENT -- 7.6%
 $72,928    Joint Repurchase Agreement
             (See Note 2(d))
             1.677% due 01/02/02..................   $   72,928
                                                     ----------
            Total short-term securities...........   $   72,928
                                                     ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $909,956)......    92.9%  $  895,674
Total short-term securities (cost
  $72,928)...............................     7.6       72,928
                                            -----   ----------
Total investment in securities (total
  cost $982,884).........................   100.5      968,602
Cash, receivables and other assets.......     1.3       12,796
Securities lending collateral (See Note
  2(i))..................................     8.5       82,063
Payable for securities purchased.........    (1.5)     (14,592)
Payable for Fund shares redeemed.........    (0.2)      (2,183)
Securities lending collateral payable to
  brokers (See Note 2(i))................    (8.5)     (82,063)
Other liabilities........................    (0.1)        (412)
                                            -----   ----------
Net assets...............................   100.0%  $  964,211
                                            =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,500,000 shares authorized; 1,011,600 shares
  outstanding...................................   $  101,160
Capital surplus.................................    1,129,895
Accumulated undistributed net investment
  income........................................        8,428
Accumulated net realized loss on investments....     (260,144)
Unrealized depreciation of investments..........      (14,282)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.........           38
Unrealized depreciation of other assets and
  liabilities in foreign currencies.............         (884)
                                                   ----------
Net assets......................................   $  964,211
                                                   ==========

Class IA
  Net asset value per share ($941,934 / 988,184 shares
    outstanding) (1,875,000 shares authorized).........  $0.95
                                                         =====
Class IB
  Net asset value per share ($22,277 / 23,416 shares
    outstanding) (625,000 shares authorized)...........  $0.95
                                                         =====

                                                       MARKET
                                                       VALUE
                                                      --------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................     0.8%  $  8,170
Apparel & Textile..........................     2.7     25,892
Banks......................................    11.6    111,334
Business Services..........................     1.5     14,609
Chemicals..................................     4.0     38,432
Communications.............................    13.8    131,651
Computers & Office Equipment...............     0.4      3,649
Consumer Non-Durables......................     3.3     31,998
Consumer Services..........................     1.9     18,012
Drugs......................................     6.5     63,031
Electrical Equipment.......................     0.4      4,330
Electronics................................     5.9     57,099
Energy & Services..........................     6.8     64,611
Financial Services.........................     5.2     49,951
Food, Beverage & Tobacco...................     3.4     33,203
Forest & Paper Products....................     1.1     10,893
Insurance..................................     2.2     21,583
Media & Entertainment......................     3.6     34,587
Medical Instruments & Supplies.............     2.0     19,725
Metals, Minerals & Mining..................     3.7     35,766
Real Estate................................     1.7     16,135
Retail.....................................     4.5     43,303
Software & Services........................     0.7      6,994
Transportation.............................     2.5     24,347
Utilities..................................     2.7     26,369
                                              -----   --------
        Total common stocks................    92.9%  $895,674
                                              =====   ========

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $16,984 or 1.8% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                        UNREALIZED
                                                CONTRACT   DELIVERY    APPRECIATION
                                 MARKET VALUE    AMOUNT      DATE     (DEPRECIATION)
     DESCRIPTION                 ------------   --------   --------   --------------
     ----------
Australian Dollar
  (Sell)                            $1,450       $1,437    01/02/02        $(13)
British Pound (Buy)                  2,132        2,128    01/02/02           4
EURO (Buy)                           3,772        3,742    01/03/02          30
Japanese Yen (Buy)                     777          781    01/04/02          (4)
Japanese Yen (Buy)                   1,252        1,247    01/07/02           5
Japanese Yen (Buy)                     257          256    01/08/02           1
Japanese Yen (Buy)                      66           66    01/08/02          --
Swiss Franc (Buy)                    1,437        1,422    01/04/02          15
                                                                           ----
                                                                           $ 38
                                                                           ====

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD STOCK HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- 99.0%
           AEROSPACE & DEFENSE -- 0.5%
  *2,378   General Motors Corp., Class H......   $   36,745
                                                 ----------
           BANKS -- 11.2%
   2,200   American Express Co................       78,518
   2,300   Bank One Corp......................       89,815
   5,317   Citigroup, Inc.....................      268,427
   2,196   Fleet Boston Financial Corp........       80,161
  +3,600   Morgan (J.P.) Chase & Co...........      130,860
   3,618   State Street Corp..................      189,051
   3,430   U.S. Bancorp.......................       71,790
                                                 ----------
                                                    908,622
                                                 ----------
           BUSINESS SERVICES -- 0.7%
  *2,150   Accenture Ltd......................       57,878
                                                 ----------
           CHEMICALS -- 1.3%
   3,000   Dow Chemical Co. (The).............      101,340
                                                 ----------
           COMMUNICATIONS -- 3.5%
   2,353   SBC Communications, Inc............       92,152
   1,900   Verizon Communications, Inc........       90,174
  *6,817   WorldCom, Inc. -- WorldCom Group...       95,978
                                                 ----------
                                                    278,304
                                                 ----------
           COMPUTERS & OFFICE EQUIPMENT --6.4%
  *7,356   Cisco Systems, Inc.................      133,217
   9,545   Compaq Computer Corp...............       93,157
  *2,965   EMC Corp...........................       39,852
   1,652   International Business Machines
            Corp..............................      199,790
 *+4,855   Solectron Corp.....................       54,762
                                                 ----------
                                                    520,778
                                                 ----------
           CONSUMER NON-DURABLES -- 4.3%
    +600   Estee Lauder Cos., Inc. (The),
            Class A...........................       19,236
     700   Gillette Co. (The).................       23,380
  *3,936   Safeway, Inc.......................      164,315
   2,455   Tyco International Ltd.............      144,588
                                                 ----------
                                                    351,519
                                                 ----------
           DRUGS -- 11.3%
   2,200   Abbott Laboratories................      122,650
   2,516   American Home Products Corp........      154,376
    *500   Amgen, Inc.........................       28,220
   2,100   Bristol-Myers Squibb Co............      107,100
   2,024   Merck & Co., Inc...................      118,988
   3,988   Pfizer, Inc........................      158,919
   2,403   Pharmacia Corp.....................      102,491
   3,516   Schering-Plough Corp...............      125,901
                                                 ----------
                                                    918,645
                                                 ----------
           ELECTRONICS -- 7.6%
  +1,400   Emerson Electric Co................       79,940
   6,601   General Electric Co................      264,556
   5,424   Intel Corp.........................      170,588
 *+1,400   Micron Technology, Inc.............       43,400
   1,994   Texas Instruments, Inc.............       55,826
                                                 ----------
                                                    614,310
                                                 ----------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
           ENERGY & SERVICES -- 6.2%
  +1,028   Anadarko Petroleum Corp............   $   58,425
     908   ChevronTexaco Corp.................       81,385
   6,563   ExxonMobil Corp....................      257,926
   1,889   Schlumberger Ltd...................      103,817
                                                 ----------
                                                    501,553
                                                 ----------
           FINANCIAL SERVICES -- 3.0%
   3,112   Franklin Resources, Inc............      109,760
     100   Goldman Sachs Group, Inc. (The)....        9,275
   2,449   Merrill Lynch & Co., Inc...........      127,626
                                                 ----------
                                                    246,661
                                                 ----------
           FOOD, BEVERAGE & TOBACCO -- 2.1%
   1,100   Coca-Cola Co. (The)................       51,865
   2,400   PepsiCo., Inc......................      116,856
                                                 ----------
                                                    168,721
                                                 ----------
           FOREST & PAPER PRODUCTS -- 2.0%
     800   International Paper Co.............       32,280
   1,717   Kimberly-Clark Corp................      102,647
     500   Weyerhaeuser Co....................       27,040
                                                 ----------
                                                    161,967
                                                 ----------
           HEALTH SERVICES -- 1.1%
   2,315   HCA, Inc...........................       89,220
                                                 ----------
           INSURANCE -- 5.1%
   2,600   American International Group,
            Inc...............................      206,440
   1,962   Marsh & McLennan Cos., Inc.........      210,860
                                                 ----------
                                                    417,300
                                                 ----------
           MACHINERY -- 0.9%
   1,100   United Technologies Corp...........       71,093
                                                 ----------
           MEDIA & ENTERTAINMENT -- 4.6%
   2,950   Gannett Co., Inc...................      198,329
  *6,954   Liberty Media Corp., Class A.......       97,362
  *1,700   Viacom, Inc., Class B..............       75,055
                                                 ----------
                                                    370,746
                                                 ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
   2,000   Johnson & Johnson..................      118,200
                                                 ----------
           METALS, MINERALS & MINING -- 2.4%
   3,009   Alcoa, Inc.........................      106,966
   1,300   Illinois Tool Works, Inc...........       88,036
                                                 ----------
                                                    195,002
                                                 ----------
           RETAIL -- 6.1%
   3,300   CVS Corp...........................       97,680
   3,209   Home Depot, Inc. (The).............      163,711
   4,100   Wal-Mart Stores, Inc...............      235,955
                                                 ----------
                                                    497,346
                                                 ----------
           RUBBER & PLASTICS PRODUCTS -- 0.1%
     200   NIKE, Inc., Class B................       11,248
                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND, INC.

 DECEMBER 31, 2001
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- (CONTINUED)
           SOFTWARE & SERVICES -- 10.5%
  *6,174   AOL Time Warner, Inc...............   $  198,173
   2,308   Automatic Data Processing, Inc.....      135,935
  *1,039   Computer Sciences Corp.............       50,880
  *5,759   Microsoft Corp.....................      381,662
  *6,025   Oracle Corp........................       83,205
                                                 ----------
                                                    849,855
                                                 ----------
           TRANSPORTATION -- 1.5%
   2,285   Boeing Co. (The)...................       88,601
    *600   FedEx Corp.........................       31,128
                                                 ----------
                                                    119,729
                                                 ----------
           UTILITIES -- 5.1%
   2,600   Duke Energy Corp...................      102,076
   2,500   El Paso Corp.......................      111,525
   2,215   Exelon Corp........................      106,059
   1,683   FPL Group, Inc.....................       94,916
                                                 ----------
                                                    414,576
                                                 ----------
           Total common stocks................   $8,021,358
                                                 ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 1.1%
            REPURCHASE AGREEMENT -- 1.1%
$ 88,984    Joint Repurchase Agreement (See
             Note 2(d))
             1.677% due 01/02/02...............   $   88,984
                                                  ----------
            Total short-term securities........   $   88,984
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $7,522,304)........................     99.0%  $8,021,358
Total short-term securities (cost
  $88,984)...........................      1.1       88,984
                                        ------   ----------
Total investment in securities (total
  cost $7,611,288)...................    100.1    8,110,342
Cash, receivables and other assets...      0.1        9,913
Securities lending collateral (See
  Note 2(i)).........................      1.2       94,116
Payable for Fund shares redeemed.....     (0.2)     (13,775)
Securities lending collateral payable
  to brokers (See Note 2(i)).........     (1.2)     (94,116)
Other liabilities....................     (0.0)        (362)
                                        ------   ----------
Net assets...........................    100.0%  $8,106,118
                                        ======   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000 shares authorized; 1,711,824
  shares outstanding..........................   $  171,182
Capital surplus...............................    7,719,840
Accumulated undistributed net investment
  income......................................        3,412
Accumulated net realized loss on
  investments.................................     (287,370)
Unrealized appreciation of investments........      499,054
                                                 ----------
Net assets....................................   $8,106,118
                                                 ==========

Class IA
  Net asset value per share ($7,834,643 / 1,654,447
    shares outstanding) (2,250,000 shares
    authorized)....................................  $ 4.74
                                                     ======
Class IB
  Net asset value per share ($271,475 / 57,377
    shares outstanding) (750,000 shares
    authorized)....................................  $ 4.73
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD DIVIDEND AND GROWTH FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 97.3%
            BANKS -- 10.1%
   2,218    Citigroup, Inc. ...................   $  111,963
     444    Freddie Mac........................       29,057
   1,270    Morgan (J.P.) Chase & Co. .........       46,175
     966    Pacific Century Financial Corp.....       25,005
    +788    People's Bank......................       16,753
    +884    Synovus Financial Corp. ...........       22,144
   1,630    U.S. Bancorp.......................       34,112
    +352    UnionBanCal Corp. .................       13,365
   1,047    Wachovia Corp......................       32,831
     218    Washington Mutual, Inc. ...........        7,143
                                                  ----------
                                                     338,548
                                                  ----------
            CHEMICALS -- 4.3%
     797    Avery Dennison Corp. ..............       45,032
   1,810    du Pont (E.I.) de Nemours & Co. ...       76,926
     616    Rohm & Haas Co. ...................       21,332
                                                  ----------
                                                     143,290
                                                  ----------
            COMMUNICATIONS -- 6.4%
   1,661    AT&T Corp. ........................       30,127
   1,071    BellSouth Corp. ...................       40,840
   2,277    Motorola, Inc. ....................       34,204
   1,987    Qwest Communications International,
             Inc. .............................       28,079
   1,675    Verizon Communications, Inc. ......       79,498
                                                  ----------
                                                     212,748
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.1%
  *1,322    EMC Corp. .........................       17,768
   2,180    Hewlett-Packard Co. ...............       44,781
     738    International Business Machines
             Corp. ............................       89,220
     176    Minnesota Mining & Manufacturing
             Co. ..............................       20,840
     812    Pitney Bowes, Inc. ................       30,532
                                                  ----------
                                                     203,141
                                                  ----------
            CONSTRUCTION -- 0.4%
     926    Halliburton Co. ...................       12,125
                                                  ----------
            CONSUMER DURABLES -- 0.4%
     496    Newell Rubbermaid, Inc. ...........       13,669
                                                  ----------
            CONSUMER NON-DURABLES -- 4.1%
     596    McKesson Corp. ....................       22,294
     832    Procter & Gamble Co. (The).........       65,812
  *1,214    Safeway, Inc. .....................       50,680
                                                  ----------
                                                     138,786
                                                  ----------
            DRUGS -- 6.6%
   1,050    Abbott Laboratories................       58,521
     520    American Home Products Corp. ......       31,895
    +761    AstraZeneca PLC, ADR...............       35,477
     431    Merck & Co., Inc. .................       25,343
   1,670    Pharmacia Corp. ...................       71,211
                                                  ----------
                                                     222,447
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRONICS -- 2.2%
     659    Emerson Electric Co. ..............   $   37,652
     932    General Electric Co. ..............       37,374
                                                  ----------
                                                      75,026
                                                  ----------
            ENERGY & SERVICES -- 9.7%
     799    ChevronTexaco Corp. ...............       71,572
   3,071    ExxonMobil Corp. ..................      120,681
   1,057    PanCanadian Energy Corp. ..........       27,480
     740    Royal Dutch Petroleum Co., NY
             Shares............................       36,255
     633    Schlumberger Ltd. .................       34,783
    +487    TotalFinaElf S.A., ADR.............       34,172
                                                  ----------
                                                     324,943
                                                  ----------
            FINANCIAL SERVICES -- 2.1%
     922    Franklin Resources, Inc. ..........       32,522
     748    Merrill Lynch & Co., Inc. .........       38,970
                                                  ----------
                                                      71,492
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 4.3%
   1,952    ConAgra Foods, Inc. ...............       46,399
   1,503    Philip Morris Cos., Inc. ..........       68,922
     500    Reynolds (R.J.) Tobacco Holdings,
             Inc. .............................       28,161
                                                  ----------
                                                     143,482
                                                  ----------
            FOREST & PAPER PRODUCTS -- 3.7%
     853    Abitibi-Consolidated, Inc. ........        6,241
     155    Bowater, Inc. .....................        7,379
     778    Kimberly-Clark Corp. ..............       46,542
     339    Temple-Inland, Inc. ...............       19,248
     834    Weyerhaeuser Co. ..................       45,124
                                                  ----------
                                                     124,534
                                                  ----------
            HEALTH SERVICES -- 0.1%
      54    HCA, Inc. .........................        2,077
                                                  ----------
            INSURANCE -- 6.0%
     438    Ace Ltd. ..........................       17,582
     549    AFLAC, Inc. .......................       13,493
     355    CIGNA Corp. .......................       32,891
     303    Marsh & McLennan Cos., Inc. .......       32,595
     563    MBIA, Inc. ........................       30,167
     721    St. Paul Cos., Inc. (The)..........       31,689
     456    XL Capital Ltd., Class A...........       41,633
                                                  ----------
                                                     200,050
                                                  ----------
            MACHINERY -- 2.5%
     899    Caterpillar, Inc. .................       46,962
     829    Parker-Hannifin Corp. .............       38,073
                                                  ----------
                                                      85,035
                                                  ----------
            MEDIA & ENTERTAINMENT -- 3.0%
    *469    Comcast Corp., Class A.............       16,884
     764    Gannett Co., Inc. .................       51,350
    +482    Knight-Ridder, Inc. ...............       31,296
                                                  ----------
                                                      99,530
                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
     684    Becton, Dickinson & Co. ...........   $   22,681
                                                  ----------
            METALS, MINERALS & MINING -- 3.5%
     465    Alcan, Inc. .......................       16,711
   1,954    Alcoa, Inc. .......................       69,468
     634    Lockheed Martin Corp. .............       29,584
                                                  ----------
                                                     115,763
                                                  ----------
            REAL ESTATE -- 0.4%
     443    Kimco Realty Corp. (REIT)..........       14,465
                                                  ----------
            RETAIL -- 4.2%
   1,053    CVS Corp. .........................       31,169
   1,298    Family Dollar Stores, Inc. ........       38,905
   1,705    McDonald's Corp. ..................       45,129
     436    Wal-Mart Stores, Inc. .............       25,069
                                                  ----------
                                                     140,272
                                                  ----------
            SOFTWARE & SERVICES -- 2.0%
    *809    AOL Time Warner, Inc. .............       25,953
    *627    Microsoft Corp. ...................       41,525
                                                  ----------
                                                      67,478
                                                  ----------
            TRANSPORTATION -- 5.8%
     855    Boeing Co. (The)...................       33,169
     756    CP Railway Ltd. ...................       14,745
   1,183    Delphi Automotive Systems Corp. ...       16,164
     884    Delta Air Lines, Inc. .............       25,872
    *528    FedEx Corp. .......................       27,403
   1,560    Ford Motor Co. ....................       24,531
     653    Union Pacific Corp. ...............       37,215
     434    USFreightways Corp. ...............       13,634
                                                  ----------
                                                     192,733
                                                  ----------
            UTILITIES -- 8.7%
    +848    Constellation Energy Group,
             Inc. .............................       22,504
     289    Dominion Resources, Inc. ..........       17,375
     170    Dynegy Inc., Class A...............        4,345
     880    El Paso Corp. .....................       39,239
   1,111    Exelon Corp. ......................       53,200
     811    FirstEnergy Corp. .................       28,362
     870    FPL Group, Inc. ...................       49,062
     820    Pinnacle West Capital Corp. .......       34,309
   1,324    Waste Management, Inc. ............       42,246
                                                  ----------
                                                     290,642
                                                  ----------
            Total common stocks................   $3,254,957
                                                  ==========
PRINCIPAL
 AMOUNT
---------
 EQUITY LINKED NOTES -- 0.4%
            MEDIA & ENTERTAINMENT -- 0.4%
 $   160    Tribune Co.
             2.00% due 01/15/29................   $   13,891
                                                  ----------
            Total equity linked notes..........   $   13,891
                                                  ==========

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
SHORT-TERM SECURITIES -- 1.6%
            REPURCHASE AGREEMENT -- 1.6%
 $53,371    Joint Repurchase Agreement (See
             Note 2(d))
             1.677% due 01/02/02...............   $   53,371
                                                  ----------
            Total short-term securities........   $   53,371
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $3,115,035).........................    97.3%  $3,254,957
Total equity linked securities (cost
  29,741).............................     0.4       13,891
Total short-term securities (cost
  $53,371)............................     1.6       53,371
                                         -----   ----------
Total investment in securities (total
  cost $3,198,147)....................    99.3    3,322,219
Cash, receivables and other assets....     0.9       30,149
Securities lending collateral (See
  Note 2(i))..........................     2.4       80,718
Payable for securities purchased......    (0.2)      (7,595)
Payable for Fund shares redeemed......    (0.0)          (1)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (2.4)     (80,718)
Other liabilities.....................    (0.0)        (151)
                                         -----   ----------
Net assets............................   100.0%  $3,344,621
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 1,779,323
  shares outstanding..........................   $  177,932
Capital surplus...............................    2,886,556
Accumulated undistributed net investment
  income......................................        2,031
Accumulated undistributed net realized gain on
  investments.................................      154,029
Unrealized appreciation of investments........      124,072
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........            1
                                                 ----------
Net assets....................................   $3,344,621
                                                 ==========

Class IA
  Net asset value per share
    ($3,190,773 / 1,697,427 shares outstanding)
    (3,500,000 shares authorized)................   $ 1.88
                                                    ======
Class IB
  Net asset value per share ($153,848 / 81,896
    shares outstanding) (500,000 shares
    authorized)..................................   $ 1.88
                                                    ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD ADVISERS HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
ASSET-BACKED SECURITIES### -- 0.4%
$   @43,000   AESOP Funding II LLC, Series
               1998-1, Class A (Aa)
               6.14% due 05/20/06.............   $    44,631
                                                 -----------
              Total asset-backed securities...   $    44,631
                                                 ===========
COLLATERALIZED MORTGAGE OBLIGATIONS### -- 0.7%
     17,200   Asset Securitization Corp.,
               Series 1997-D5, Class A1E (AAA
               Fitch) 6.93% due 02/14/43......        17,605
     18,000   Asset Securitization Corp.,
               Series 1997-D4, Class A1D (Aaa)
               7.49% due 04/14/29.............        19,395
     25,000   Chase Commercial Mortgage
               Securities Corp., Series
               1997-1, Class A2 (Aaa) 7.37%
               due 06/19/29...................        26,796
     17,225   First Union -- Lehman Brothers
               Commercial Mortgage Trust,
               Series 1997-C1, Class A3 (Aaa)
               7.38% due 04/18/07.............        18,495
                                                 -----------
              Total collateralized mortgage
               obligations....................   $    82,291
                                                 ===========

  SHARES
-----------
COMMON STOCKS -- 66.4%
              AEROSPACE & DEFENSE -- 0.5%
     *3,700   General Motors Corp., Class H...   $    57,165
                                                 -----------

              BANKS -- 7.3%
      2,900   American Express Co. ...........       103,501
      2,350   Bank One Corp. .................        91,768
      5,054   Citigroup, Inc. ................       255,139
      2,100   Fleet Boston Financial Corp. ...        76,650
      3,650   Morgan (J.P.) Chase & Co. ......       132,678
      3,200   State Street Corp. .............       167,200
      3,600   U.S. Bancorp....................        75,348
                                                 -----------
                                                     902,284
                                                 -----------
              BUSINESS SERVICES -- 0.4%
     *1,809   Accenture Ltd. .................        48,693
                                                 -----------
              CHEMICALS -- 0.8%
      3,000   Dow Chemical Co. (The)..........       101,340
                                                 -----------
              COMMUNICATIONS -- 2.3%
      2,975   SBC Communications, Inc. .......       116,531
      1,800   Verizon Communications, Inc. ...        85,428
     *6,000   WorldCom, Inc. -- WorldCom
               Group..........................        84,480
                                                 -----------
                                                     286,439
                                                 -----------
              COMPUTERS & OFFICE EQUIPMENT -- 4.1%
     *6,676   Cisco Systems, Inc. ............       120,908
      9,545   Compaq Computer Corp. ..........        93,157

                                                   MARKET
  SHARES                                            VALUE
-----------                                      -----------
              COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *3,315   EMC Corp. ......................   $    44,554
      1,640   International Business Machines
               Corp. .........................       198,374
    *+4,230   Solectron Corp. ................        47,714
                                                 -----------
                                                     504,707
                                                 -----------
              CONSUMER NON-DURABLES -- 3.2%
     +1,200   Estee Lauder Cos., Inc. (The),
               Class A........................        38,472
      1,500   Gillette Co. (The)..............        50,100
     *4,035   Safeway, Inc. ..................       168,474
     +2,400   Tyco International Ltd. ........       141,360
                                                 -----------
                                                     398,406
                                                 -----------
              DRUGS -- 7.6%
      2,485   Abbott Laboratories.............       138,539
      2,500   American Home Products Corp. ...       153,400
       *500   Amgen, Inc. ....................        28,220
      2,308   Bristol-Myers Squibb Co. .......       117,708
      2,120   Merck & Co., Inc. ..............       124,656
      3,825   Pfizer, Inc. ...................       152,423
      2,204   Pharmacia Corp. ................        94,001
      3,679   Schering-Plough Corp. ..........       131,727
                                                 -----------
                                                     940,674
                                                 -----------
              ELECTRONICS -- 4.8%
      1,416   Emerson Electric Co. ...........        80,859
      6,006   General Electric Co. ...........       240,720
      5,308   Intel Corp. ....................       166,930
    *+1,450   Micron Technology, Inc. ........        44,950
      1,916   Texas Instruments, Inc. ........        53,654
                                                 -----------
                                                     587,113
                                                 -----------
              ENERGY & SERVICES -- 4.3%
      1,497   Anadarko Petroleum Corp. .......        85,104
        900   ChevronTexaco Corp. ............        80,649
      6,500   ExxonMobil Corp. ...............       255,450
      1,859   Schlumberger Ltd. ..............       102,158
                                                 -----------
                                                     523,361
                                                 -----------
              FINANCIAL SERVICES -- 2.1%
      3,050   Franklin Resources, Inc. .......       107,574
       +200   Goldman Sachs Group, Inc.
               (The)..........................        18,550
     +2,500   Merrill Lynch & Co., Inc. ......       130,300
                                                 -----------
                                                     256,424
                                                 -----------
              FOOD, BEVERAGE & TOBACCO -- 1.8%
      1,600   Coca-Cola Co. (The).............        75,440
      2,900   PepsiCo., Inc. .................       141,201
                                                 -----------
                                                     216,641
                                                 -----------
              FOREST & PAPER PRODUCTS -- 1.7%
      1,200   International Paper Co. ........        48,420
      2,038   Kimberly-Clark Corp. ...........       121,884
        800   Weyerhaeuser Co. ...............        43,264
                                                 -----------
                                                     213,568
                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
  SHARES                                            VALUE
-----------                                      -----------
COMMON STOCKS -- (CONTINUED)
      2,300   HCA, Inc. ......................   $    88,642
                                                 -----------
              HOTELS & GAMING -- 0.1%
        383   Marriott International, Inc.,
               Class A........................        15,581
                                                 -----------
              INSURANCE -- 3.1%
      2,376   American International Group,
               Inc. ..........................       188,646
      1,825   Marsh & McLennan Cos., Inc. ....       196,096
                                                 -----------
                                                     384,742
                                                 -----------
              MACHINERY -- 0.7%
      1,312   United Technologies Corp. ......        84,814
                                                 -----------
              MEDIA & ENTERTAINMENT -- 3.1%
      2,780   Gannett Co., Inc. ..............       186,899
     *7,046   Liberty Media Corp., Class A....        98,644
     *2,250   Viacom, Inc., Class B...........        99,338
                                                 -----------
                                                     384,881
                                                 -----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
      2,455   Johnson & Johnson...............       145,079
                                                 -----------
              METALS, MINERALS & MINING -- 1.6%
      3,500   Alcoa, Inc. ....................       124,425
      1,150   Illinois Tool Works, Inc. ......        77,878
                                                 -----------
                                                     202,303
                                                 -----------
              RETAIL -- 3.9%
      3,464   CVS Corp. ......................       102,528
      3,220   Home Depot, Inc. (The)..........       164,252
      3,810   Wal-Mart Stores, Inc. ..........       219,266
                                                 -----------
                                                     486,046
                                                 -----------
              RUBBER & PLASTICS PRODUCTS -- 0.1%
        200   NIKE, Inc., Class B.............        11,248
                                                 -----------
              SOFTWARE & SERVICES -- 6.5%
     *6,200   AOL Time Warner, Inc. ..........       199,020
      2,000   Automatic Data Processing,
               Inc. ..........................       117,800
    *+1,077   Computer Sciences Corp. ........        52,766
     *5,100   Microsoft Corp. ................       337,977
     *6,800   Oracle Corp. ...................        93,908
                                                 -----------
                                                     801,471
                                                 -----------
              TRANSPORTATION -- 1.2%
      2,336   Boeing Co. (The)................        90,594
     *1,200   FedEx Corp. ....................        62,256
                                                 -----------
                                                     152,850
                                                 -----------
              UTILITIES -- 3.3%
     +2,491   Duke Energy Corp. ..............        97,801
      2,496   El Paso Corp. ..................       111,324
      2,185   Exelon Corp. ...................       104,594
      1,632   FPL Group, Inc. ................        92,056
                                                 -----------
                                                     405,775
                                                 -----------
              Total common stocks.............   $ 8,200,247
                                                 ===========

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- $16.3%
              BANKS -- 1.5%
$    12,035   American Express Co. (A1)
               6.875% due 11/01/05............   $    12,730
     20,000   Bank of America Corp. (Aa2)
               5.875% due 02/15/09............        19,899
     40,000   Bank One Corp. (Aa3)
               6.875% due 08/01/06............        42,503
     10,000   BankBoston Corp. (A2)
               6.625% due 02/01/04............        10,525
     25,000   Bayerische Landesbank
               Girozentrale (NY) (Aaa)
               5.65% due 02/01/09.............        24,396
     10,000   Citigroup, Inc. (Aa1)
               6.25% due 12/01/05.............        10,452
     13,685   First Union National Bank (A1)
               5.80% due 12/01/08.............        13,480
     36,745   Key Bank N.A. (A1)
               5.80% due 04/01/04.............        37,785
     14,825   Popular, Inc. (Baa1)
               6.75% due 12/15/05.............        15,017
                                                 -----------
                                                     186,787
                                                 -----------
              CHEMICALS -- 0.7%
     20,000   ICI Wilmington, Inc. (Baa2)
               6.95% due 09/15/04.............        20,337
     25,000   Praxair, Inc. (A3)
               6.15% due 04/15/03.............        25,747
     40,000   Rohm & Haas Co. (A3)
               7.40% due 07/15/09.............        43,368
                                                 -----------
                                                      89,452
                                                 -----------
              COMMUNICATIONS -- 1.0%
    @33,845   AT&T Corp. (A3)
               8.00% due 11/15/31.............        35,421
     10,000   Bellsouth Telecommunications,
               Inc. (Aa2)
               6.375% due 06/01/28............         9,659
     30,000   Comcast Cable Communications
               (Baa2)
               6.875% due 06/15/09............        30,325
     16,580   Motorola, Inc. (A3)
               7.60% due 01/01/07.............        16,470
     30,000   WorldCom, Inc. (A3)
               6.40% due 08/15/05.............        30,313
                                                 -----------
                                                     122,188
                                                 -----------
              COMPUTERS & OFFICE EQUIPMENT -- 0.8%
     50,000   Hewlett-Packard Co. (A2)
               7.15% due 06/15/05.............        52,676
     30,000   International Business Machines
               Corp. (A1)
               6.50% due 01/15/28.............        29,750
     18,000   Pitney Bowes, Inc. (Aa3)
               5.50% due 04/15/04.............        18,621
                                                 -----------
                                                     101,047
                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- (CONTINUED)
              CONSUMER NON-DURABLES -- 0.8%
$    25,000   Alberto-Culver Co. (Baa1)
               8.25% due 11/01/05.............   $    26,852
     25,000   Boise Cascade Office Products
               Corp. (Baa3)
               7.05% due 05/15/05.............        24,949
     18,000   Colgate-Palmolive Co. (Aa3)
               5.58% due 11/06/08.............        18,100
     21,100   Procter & Gamble Co. (The) (Aa3)
               9.36% due 01/01/21.............        26,926
                                                 -----------
                                                      96,827
                                                 -----------
              CONSUMER SERVICES -- 0.4%
     39,332   Postal Square LP (AAA S&P)
               8.95% due 06/15/22.............        46,152
                                                 -----------
              DRUGS -- 0.5%
     26,000   American Home Products Corp. (A3)
              7.25% due 03/01/23..............        26,682
     29,000   Pharmacia Corp. (A1)
               6.60% due 12/01/28.............        29,292
     10,000   Zeneca Wilmington, Inc. (Aa2)
               6.30% due 06/15/03.............        10,437
                                                 -----------
                                                      66,411
                                                 -----------
              EDUCATION -- 0.1%
     10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07............        12,141
                                                 -----------
              ELECTRICAL EQUIPMENT -- 0.5%
     30,000   Danaher Corp. (A2)
               6.00% due 10/15/08.............        29,628
     30,000   Rockwell International Corp.
               (A3)
               6.70% due 01/15/28.............        26,994
                                                 -----------
                                                      56,622
                                                 -----------
              ENERGY & SERVICES -- 0.1%
     12,250   Amoco Co. (Aa1)
               6.50% due 08/01/07.............        12,920
                                                 -----------
              FINANCIAL SERVICES -- 1.1%
     25,000   Associates Corp. of North
               America (Aa1)
               6.00% due 07/15/05.............        25,903
     30,000   Equitable Cos. (The) (A2)
               7.00% due 04/01/28.............        29,559
    @16,355   ERAC USA Finance Co. (Baa1)
               7.35% due 06/15/08.............        16,317
     35,000   General Motors Acceptance Corp. (A2)
              8.00% due 11/01/31..............        35,622
     30,000   Toyota Motor Credit Corp. (Aa1)
               5.50% due 12/15/08.............        29,642
                                                 -----------
                                                     137,043
                                                 -----------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
              FOOD, BEVERAGE & TOBACCO -- 0.7%
$    30,000   Coca-Cola Enterprises, Inc. (A2)
               6.75% due 09/15/28.............   $    30,405
     19,555   ConAgra Foods, Inc. (Baa1)
               7.875% due 09/15/10............        21,387
     35,000   PepsiAmericas, Inc. (Baa1)
               6.375% due 05/01/09............        34,919
                                                 -----------
                                                      86,711
                                                 -----------
              INSURANCE -- 2.7%
     40,000   ACE INA Holdings (A2)
               8.30% due 08/15/06.............        43,317
     30,000   Allmerica Financial Corp. (A2)
               7.625% due 10/15/25............        28,754
     24,000   Allstate Corp. (The) (A1)
               6.75% due 06/15/03.............        25,211
     26,485   AmerUs Group Co. (Baa3)
               6.95% due 06/15/05.............        26,612
     15,740   CIGNA Corp. (A3)
               7.40% due 05/15/07.............        16,735
     30,000   Cincinnati Financial Corp. (A2)
               6.90% due 05/15/28.............        27,355
     10,000   Fairfax Financial Holdings (Ba2)
               7.75% due 12/15/03.............         9,040
    @27,000   Jackson National Life Insurance
               Co. (A2)
               8.15% due 03/15/27.............        28,867
    @30,000   Liberty Mutual Insurance (Baa1)
               8.20% due 05/04/07.............        31,741
    @10,000   Lumbermens Mutual Casualty (Baa1)
              9.15% due 07/01/26..............         9,252
    @30,000   New England Mutual Life
               Insurance Co. (A1)
               7.875% due 02/15/24............        30,737
     27,600   Torchmark Corp. (Baa1)
               8.25% due 08/15/09.............        28,875
     29,000   UnitedHealth Group, Inc. (A3)
               6.60% due 12/01/03.............        30,295
                                                 -----------
                                                     336,791
                                                 -----------
              MACHINERY -- 0.6%
     50,000   Eaton Corp. (A2)
               6.95% due 11/15/04.............        53,457
     25,000   Parker Hannifin Corp. (A2)
               5.65% due 09/15/03.............        25,705
                                                 -----------
                                                      79,162
                                                 -----------
              MEDIA & ENTERTAINMENT -- 0.2%
     10,400   Times Mirror Co. (The), Class A (A2)
              7.50% due 07/01/23..............         9,989
      9,260   Viacom, Inc. (A3)
               6.40% due 01/30/06.............         9,554
                                                 -----------
                                                      19,543
                                                 -----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     22,000   Becton, Dickinson & Co. (A2)
               6.70% due 08/01/28.............        21,028
                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- (CONTINUED)
                                      (%yReal Estate -- 0.1%
$    20,000   Liberty Property Trust (REIT)
               (Baa2)
               7.25% due 08/15/07.............   $    20,647
                                                 -----------
              RETAIL -- 1.4%
     40,000   Albertson's, Inc. (Baa1)
               6.55% due 08/01/04.............        42,022
     50,000   Home Depot, Inc. (The) (Aa3)
               6.50% due 09/15/04.............        52,920
     20,200   Target Corp. (A2)
               5.875% due 11/01/08............        20,548
     50,000   Wal-Mart Stores, Inc. (Aa2)
               6.875% due 08/10/09............        54,034
                                                 -----------
                                                     169,524
                                                 -----------
              SOFTWARE & SERVICES -- 0.2%
     25,000   Computer Associates
               International, Inc. (Baa1)
               6.50% due 04/15/08.............        23,932
                                                 -----------
              TRANSPORTATION -- 1.0%
     21,514   Continental Airlines, Inc.
               (Baa1)
               6.90% due 01/02/18.............        18,909
     30,000   DaimlerChrysler North America
               Holding Corp. (A3)
               7.125% due 04/10/03............        31,021
     30,000   DaimlerChrysler North America
               Holding Corp. (A3)
               7.75% due 05/27/03.............        31,331
    +20,000   Dana Corp. (Ba1)
               6.25% due 03/01/04.............        18,241
     35,000   Ford Motor Co. (A3)
               6.625% due 10/01/28............        29,031
                                                 -----------
                                                     128,533
                                                 -----------
              UTILITIES -- 1.7%
     45,000   Alabama Power Co. (A2)
               7.125% due 08/15/04............        47,691
     21,350   Duke Energy Corp. (A1)
               6.00% due 12/01/28.............        18,735
     40,000   Great Plains Energy, Inc. (A2)
               7.125% due 12/15/05............        41,613
     17,285   Northern Border Pipeline Co.
               (A3)
               7.75% due 09/01/09.............        17,555
     10,000   Southern California Gas Co. (A2)
               5.75% due 11/15/03.............        10,265
     50,000   Tennessee Valley Authority (Aa1)
               6.00% due 03/15/13.............        50,152
     20,000   Williams Cos., Inc. (The) (Baa2)
               6.50% due 11/15/02.............        20,446
                                                 -----------
                                                     206,457
                                                 -----------
              Total corporate notes...........   $ 2,019,918
                                                 ===========
FOREIGN/YANKEE BONDS & NOTES ### -- 1.6%
              FOREIGN CORPORATIONS -- 1.5%
     30,000   Alcan, Inc. (A2)
               7.25% due 11/01/28.............   $    31,387
     30,000   Apache Finance Property Ltd.
               (A3)
               7.00% due 03/15/09.............        31,360

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
$    15,000   Husky Oil Ltd. (Baa2)
               6.875% due 11/15/03............   $    15,655
     15,000   Hydro-Quebec (A1)
               7.375% due 02/01/03............        15,599
     24,000   Natexis Banques Populaires (A1)
               7.00% due 11/14/05.............        25,210
    @20,000   SCL Terminal Aereo Santiago S.A.
               (Aaa)
               6.95% due 07/01/12.............        19,877
     43,000   TXU Eastern Funding Co. (Baa1)
               6.45% due 05/15/05.............        43,507
                                                 -----------
                                                     182,595
                                                 -----------
              FOREIGN GOVERNMENTS -- 0.1%
     10,000   City of Naples Italy (Aa3)
               7.52% due 07/15/06.............        10,620
                                                 -----------
              Total foreign/yankee bonds &
               notes..........................   $   193,215
                                                 ===========
MUNICIPAL BONDS ### -- 0.1%
$     7,000   Miami Beach, Florida (Baa1)
               8.80% due 12/01/15.............   $     7,558
      5,285   Mount Sinai School of Medicine
               (NY) (Aaa)
               6.00% due 07/01/03.............         5,450
                                                 -----------
                                                      13,008
                                                 -----------
              Total municipal bonds...........   $    13,008
                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 13.2%
              FEDERAL HOME LOAN MORTGAGE
              ASSOCIATION -- 0.4%
$    49,604   6.978% due 10/01/10.............   $    52,084
                                                 -----------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.2%
     61,699   6.00% due
               06/15/24 -- 03/15/29...........        60,699
     42,265   6.50% due
               03/15/26 -- 06/15/28...........        42,509
     47,224   8.00% due
               09/15/26 -- 02/15/31...........        49,452
        436   9.00% due
               06/20/16 -- 07/20/16...........           476
                                                 -----------
                                                     153,136
                                                 -----------
              U.S. TREASURY BONDS -- 9.5%
   +250,000   5.75% due 04/30/03..............       261,035
   +175,000   6.00% due 08/15/09..............       186,560
   +480,000   6.25% due 08/15/23..............       508,122
   +100,000   6.50% due 08/15/05..............       108,309
   +100,000   7.25% due 08/15/04..............       109,199
                                                 -----------
                                                   1,173,225
                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              U.S. TREASURY NOTES -- 2.1%
$  +100,000   5.00% due 02/15/11..............   $    99,695
   +150,000   5.75% due 08/15/10..............       157,465
                                                 -----------
                                                     257,160
                                                 -----------
              Total U.S. treasuries & federal
               agencies.......................   $ 1,635,605
                                                 ===========
SHORT-TERM SECURITIES -- 0.7%
              REPURCHASE AGREEMENT -- 0.7%
$    92,045   Joint Repurchase Agreement (See
               Note 2(d))
               1.677% due 01/02/02............   $    92,045
                                                 -----------
              Total short-term securities.....   $    92,045
                                                 ===========

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $42,834)...........................     0.4%  $    44,631
Total collateralized mortgage
  obligations (cost $78,092).........     0.7        82,291
Total common stocks (cost
  $7,271,935)........................    66.4     8,200,247
Total corporate notes (cost
  $2,002,672)........................    16.3     2,019,918
Total foreign/yankee bonds & notes
  (cost $186,247)....................     1.6       193,215
Total municipal bonds (cost
  $12,571)...........................     0.1        13,008
Total U.S. treasuries & federal
  agencies (cost $1,571,247).........    13.2     1,635,605
Total short-term securities (cost
  $92,045)...........................     0.7        92,045
                                        -----   -----------
Total investment in securities
  (total cost $11,257,643)...........    99.4    12,280,960
Cash, receivables and other assets...     0.6        78,501
Securities lending collateral
  (See Note 2(i))....................    12.7     1,568,006
Payable for Fund shares redeemed.....    (0.0)       (1,062)
Securities lending collateral payable
  to brokers (See Note 2(i)).........   (12.7)   (1,568,006)
Other liabilities....................    (0.0)         (630)
                                        -----   -----------
Net assets...........................   100.0%  $12,357,769
                                        =====   ===========

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  7,000,000 shares authorized; 5,271,377
  shares outstanding.........................   $   527,138
Capital surplus..............................    10,894,420
Accumulated undistributed net investment
  income.....................................       218,556
Accumulated net realized loss on
  investments................................      (305,662)
Unrealized appreciation of investments.......     1,023,317
                                                -----------
Net assets...................................   $12,357,769
                                                ===========

Class IA
Net asset value per share
  ($11,836,564 / 5,050,524 shares outstanding)
  (6,500,000 shares authorized)..................   $ 2.34
                                                    ======
Class IB
Net asset value per share ($521,205 / 220,853
  shares outstanding) (500,000 shares
  authorized)....................................   $ 2.36
                                                    ======

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $216,843 or 1.8% of net assets.
### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 HARTFORD BOND HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
COLLATERALIZED MORTGAGE OBLIGATIONS ### -- 0.9%
$    4,000   California Infrastructure & Economic
              Development Bank Pacific Gas and
              Electric Co., Series 1997-1, Class
              A8 (Aaa)
              6.48% due 12/26/09..................  $  4,154
     7,600   Comed Transitional Funding Trust,
              Series 1998-1, Class A5 (Aaa)
              5.44% due 03/25/07..................     7,880
     2,088   NorthWest Airlines Trust, Series 2,
              Class C (Baa2)
              11.30% due 06/21/14.................     1,608
       825   PP&L Transition Bond Co., LLC, Series
              1999-1, Class A5 (Aaa)
              6.83% due 03/25/07..................       877
                                                    --------
             Total collateralized mortgage
              obligations.........................  $ 14,519
                                                    ========
CORPORATE NOTES ### -- 45.9%
             AEROSPACE & DEFENSE -- 0.1%
$   +2,500   Sequa Corp. (Ba3)
              8.875% due 04/01/08.................  $  2,338
                                                    --------
             AGRICULTURE & FISHING 0.1%
    @1,650   Cargill, Inc. (A1)
              7.25% due 11/01/36..................     1,538
                                                    --------
             BANKS -- 1.0%
     2,350   Federal Home Loan Bank (Aaa)
              7.801% due 02/20/07.................     2,280
    13,350   Federal Home Loan Mortgage Corp.
              (Aaa)
              6.25% due 09/15/09..................    14,212
                                                    --------
                                                      16,492
                                                    --------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (Ba3)
              7.20% due 08/01/07..................       454
                                                    --------
             CHEMICALS -- 2.1%
     5,700   du Pont (E.I.) de Nemours & Co. (Aa3)
              6.75% due 09/01/07..................     6,171
     3,060   Equistar Chemicals LP (Ba2)
              7.55% due 02/15/26..................     2,186
    17,000   ICI Wilmington, Inc. (Baa2)
              6.75% due 09/15/02..................    17,194
     6,450   Millennium America, Inc. (Ba1)
              7.625% due 11/15/26.................     4,967
    +5,100   Olin Corp. (Baa3)
              9.125% due 12/15/11.................     5,158
                                                    --------
                                                      35,676
                                                    --------
             COMMUNICATIONS -- 3.7%
   @18,900   AT&T Corp. (A3)
              6.50% due 11/15/06..................    19,214
     1,500   Chesapeake & Potomac Telephone Co.
              (Aa2)
              8.30% due 08/01/31..................     1,706
    +3,000   Global Crossing Holdings Ltd. (B2)
              8.70% due 08/01/07..................       270

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             COMMUNICATIONS -- (CONTINUED)
$   19,680   Global Crossing Holdings Ltd. (Ca)
              9.50% due 11/15/09..................  $  2,165
     2,700   Global Crossing Holdings Ltd. (Ca)
              9.625% due 05/15/08.................       311
    22,871   Lucent Technologies, Inc. (Ba3)
              6.45% due 03/15/29..................    15,550
     2,510   Lucent Technologies, Inc. (Ba3)
              6.50% due 01/15/28..................     1,707
     4,300   Motorola, Inc. (A3)
              5.22% due 10/01/97..................     2,660
     7,300   Qwest Capital Funding, Inc. (Baa1)
              7.00% due 08/03/09..................     7,090
   @11,700   Sprint Capital Corp. (Baa1)
              6.00% due 01/15/07..................    11,617
    +2,200   Williams Communications Group, Inc.
              (Caa1)
              10.875% due 10/01/09................       902
                                                    --------
                                                      63,192
                                                    --------
             COMPUTERS & OFFICE EQUIPMENT -- 1.0%
    16,300   Hewlett-Packard Co. (A2)
              5.75% due 12/15/06..................    16,136
                                                    --------
             DRUGS -- 0.7%
    12,000   American Home Products Corp.
              5.875% due 03/15/04.................    12,456
                                                    --------
             ELECTRICAL EQUIPMENT -- 0.6%
     8,230   Rockwell International Corp. (A3)
              5.20% due 01/15/98..................     5,340
     6,000   Rockwell International Corp. (A3)
              6.70% due 01/15/28..................     5,399
                                                    --------
                                                      10,739
                                                    --------
             ENERGY & SERVICES -- 9.0%
     4,725   Appalachian Power (Baa1)
              2.839% due 08/20/03.................     4,729
    @2,525   Conectiv, Inc. (Baa1)
              2.75% due 06/13/02..................     2,525
    12,175   Conoco, Inc. (Baa1)
              6.35% due 10/15/11..................    12,282
     7,780   Consolidated Natural Gas Co. (A3)
              5.375% due 11/01/06.................     7,672
     8,100   Consumers Energy Co. (Baa3)
              6.25% due 09/15/06..................     7,993
    12,000   El Paso CGP Co. (Baa2)
              7.625% due 09/01/08.................    12,303
    11,450   FirstEnergy Corp. (Baa2)
              5.50% due 11/15/06..................    11,266
    12,200   Kerr-McGee Corp. (Baa2)
              6.875% due 09/15/11.................    12,309
     5,000   Lasmo (USA), Inc. (A1)
              7.50% due 06/30/06..................     5,449
     6,800   Occidental Petroleum Corp. (Baa2)
              7.375% due 11/15/08.................     7,154
     6,350   Ocean Energy, Inc. (Baa3)
              7.25% due 10/01/11..................     6,541

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
CORPORATE NOTES ### -- (CONTINUED)
             ENERGY & SERVICES -- (CONTINUED)
$    3,500   Ocean Energy, Inc. (Baa3)
              7.625% due 07/01/05.................  $  3,614
    24,200   PanCanadian Petroleum (A3)
              6.30% due 11/01/11..................    23,287
    +8,500   PanCanadian Energy Corp. (A3)
              7.20% due 11/01/31..................     8,273
     1,000   Pioneer Natural Resources Co. (Ba1)
              6.50% due 01/15/08..................       927
    13,900   Pioneer Natural Resources Co. (Ba1)
              7.20% due 01/15/28..................    12,328
     1,000   Tesoro Petroleum Corp. (B1)
              9.00% due 07/01/08..................     1,008
    +1,000   Tosco Corp. (A3)
              8.125% due 02/15/30.................     1,145
     2,500   Union Oil Co. of California (Baa1)
              9.375% due 02/15/11.................     2,907
     1,500   Valero Energy Corp. (Baa2)
              8.375% due 06/15/05.................     1,632
     2,850   Varco International, Inc. (Baa2)
              7.50% due 02/15/08..................     2,942
     4,500   Vastar Resources, Inc. (Aa1)
              6.50% due 04/01/09..................     4,649
                                                    --------
                                                     152,935
                                                    --------
             FINANCIAL SERVICES -- 5.2%
   @17,000   Bombardier Capital, Inc. (A3)
              4.275% due 11/21/02.................    17,000
    +6,395   ERAC USA Finance Co. (Baa1)
              8.00% due 01/15/11..................     6,434
    30,900   Ford Motor Credit Co. (Aaa)
              4.225% due 10/25/04.................    30,895
    +3,800   General Motors Acceptance Corp. (A2)
              2.20% due 08/18/03..................     3,718
    16,150   General Motors Acceptance Corp. (A2)
              2.54% due 08/04/03..................    15,867
     4,150   General Motors Acceptance Corp. (A2)
              6.875% due 09/15/11.................     4,065
     9,900   NiSource Finance Corp. (Baa2)
              7.875% due 11/15/10.................    10,246
                                                    --------
                                                      88,225
                                                    --------
             FOOD, BEVERAGE & TOBACCO -- 1.6%
     8,120   Archer-Daniels-Midland Co. (A1)
              6.95% due 12/15/97..................     7,744
     6,750   ConAgra Foods, Inc. (Baa1)
              7.00% due 10/01/28..................     6,708
    12,200   ConAgra Foods, Inc. (Baa1)
              7.50% due 09/15/05..................    13,169
                                                    --------
                                                      27,621
                                                    --------
             FOREST & PAPER PRODUCTS -- 2.4%
     2,830   International Paper Co. (Baa2)
              6.75% due 09/01/11..................     2,862
     5,600   International Paper Co. (Baa2)
              6.875% due 04/15/29.................     5,371
     2,315   International Paper Co. Baa2)
              7.20% due 11/01/26..................     2,383

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             FOREST & PAPER
              PRODUCTS -- (CONTINUED)
$    4,500   Mead Corp. (The) (A3)
              7.55% due 03/01/47..................  $  3,869
    11,670   Potlatch Corp. (Baa3)
              9.425% due 12/01/09.................    12,908
    @7,700   Weyerhaeuser Co. (A3)
              5.95% due 11/01/08..................     7,500
    +6,300   Weyerhaeuser Co. (A3)
              7.25% due 07/01/13..................     6,384
                                                    --------
                                                      41,277
                                                    --------
             HEALTH SERVICES -- 3.6%
     3,150   Columbia/HCA Healthcare Corp. (Ba1)
              7.50% due 11/15/95..................     2,862
     9,035   HCA, Inc. (Ba1)
              7.125% due 06/01/06.................     9,069
     3,520   HEALTH SOUTH Corp. (Ba1)
              6.875% due 06/15/05.................     3,493
       570   HEALTH SOUTH Corp. (Ba1)
              7.00% due 06/15/08..................       556
     4,225   HEALTH SOUTH Corp. (Ba1)
              8.50% due 02/01/08..................     4,394
    +1,000   HEALTH SOUTH Corp. (Ba2)
              10.75% due 10/01/08.................     1,100
     6,540   Manor Care, Inc. (Ba1)
              7.50% due 06/15/06..................     6,640
     1,120   Manor Care, Inc. (Ba1)
              8.00% due 03/01/08..................     1,159
   @24,600   Tenet Healthcare Corp. (Baa3)
              5.375% due 11/15/06.................    24,062
     8,200   Universal Health Services, Inc.
              (Baa3)
              6.75% due 11/15/11..................     7,894
                                                    --------
                                                      61,229
                                                    --------
             INSURANCE -- 1.3%
     7,800   Aetna, Inc. (Baa2)
              7.875% due 03/01/11.................     7,682
     5,250   Humana, Inc. (Baa3)
              7.25% due 08/01/06..................     5,324
     4,300   Trenwick Group, Inc. (Baa3)
              6.70% due 04/01/03..................     3,775
     5,400   Wellpoint Health Networks, Inc.
              (Baa1)
              6.375% due 06/15/06.................     5,507
                                                    --------
                                                      22,288
                                                    --------
             MEDIA & ENTERTAINMENT -- 3.6%
     1,000   Continental Cablevision, Inc. (Baa2)
              9.50% due 08/01/13..................     1,133
   +17,400   Liberty Media Corp. (Baa3)
              8.25% due 02/01/30..................    16,459
     8,200   Marconi Corp., PLC (Ba1)
              7.75% due 09/15/10..................     4,285
    29,117   Marconi Corp., PLC (Ba3)
              8.375% due 09/15/30.................    13,384
    14,325   News America Holdings, Inc. (Baa3)
              7.75% due 12/01/45..................    13,291
    12,000   USA Networks, Inc. (Baa3)
              6.75% due 11/15/05..................    12,350
                                                    --------
                                                      60,902
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
CORPORATE NOTES ### -- (CONTINUED)
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
$    3,600   Apogent Technologies, Inc. (Baa3)
              8.00% due 04/01/11..................  $  3,784
     2,800   Omnicare, Inc. (Ba2)
              8.125% due 03/15/11.................     2,898
                                                    --------
                                                       6,682
                                                    --------
             METALS, MINERALS & MINING -- 1.6%
     2,570   Newmont Mining Corp. (Baa3)
              8.625% due 05/15/11.................     2,634
     2,615   Phelps Dodge Corp. (Baa3)
              8.75% due 06/01/11..................     2,561
    17,965   Phelps Dodge Corp. (Baa3)
              9.50% due 06/01/31..................    16,631
     5,140   Santa Fe Pacific Gold Corp. (Baa3)
              8.375% due 07/01/05.................     5,326
                                                    --------
                                                      27,152
                                                    --------
             RESEARCH & TESTING FACILITIES -- 0.2%
     4,000   Quest Diagnostics, Inc. (Ba1)
              6.75% due 07/12/06..................     4,108
                                                    --------
             RETAIL -- 0.5%
     8,585   Stop & Shop Cos., Inc. (The) (Baa2
              other)
              9.75% due 02/01/02..................     8,626
                                                    --------
             SOFTWARE & SERVICES -- 0.9%
     4,100   AOL Time Warner, Inc. (Baa1)
              7.625% due 04/15/31.................     4,337
    10,000   Computer Sciences Corp. (A2)
              6.75% due 06/15/06..................    10,416
                                                    --------
                                                      14,753
                                                    --------
             TRANSPORTATION -- 1.2%
     1,460   American Airlines, Inc. (BBB S&P)
              7.858% due 10/01/11.................     1,464
     4,500   FedEx Corp. (Baa2)
              6.625% due 02/12/04.................     4,707
     8,000   Union Pacific Corp. (Baa3)
              6.625% due 02/01/08.................     8,240
    +3,640   United Air Lines, Inc. (Caa1)
              9.75% due 08/15/21..................     2,247
     4,389   US Airways Group, Inc. (A2)
              6.76% due 04/15/08..................     3,924
                                                    --------
                                                      20,582
                                                    --------
             UTILITIES -- 5.1%
   @14,750   Allied Waste North American (Ba3)
              8.50% due 12/01/08..................    14,898
     1,750   Cleveland Electric Illuminating Co.
              (Aaa)
              7.13% due 07/01/07..................     1,865
     3,600   CMS Panhandle Holding Co. (Baa3)
              6.125% due 03/15/04.................     3,665
       800   CMS Energy Corp. (Ba3)
              7.50% due 01/15/09..................       783
     3,170   Commonwealth Edison Co. (Baa1)
              8.625% due 02/01/22.................     3,219

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             UTILITIES -- (CONTINUED)
$    3,650   Detroit Edison Co. (The) (A3)
              6.125% due 10/01/10.................  $  3,585
   @10,000   Entergy Gulf States, Inc. (Baa3)
              3.281% due 06/02/03.................    10,023
     9,725   Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.................    10,600
     3,100   PacifiCorp. (A3)
              6.12% due 01/15/06..................     3,113
    10,500   PacifiCorp. (A2)
              7.70% due 11/15/31..................    10,662
     4,000   Public Service Electric & Gas Co.
              (Aaa)
              7.00% due 09/01/24..................     3,991
   @12,300   Sierra Pacific Power Co. (Aaa)
              8.00% due 06/01/08..................    13,112
     6,435   Western Resources, Inc. (Ba1)
              7.250% due 08/15/02.................     6,452
                                                    --------
                                                      85,968
                                                    --------
             Total corporate notes................  $781,369
                                                    ========
FOREIGN/YANKEE BONDS & NOTES### -- 16.6%
             FOREIGN CORPORATIONS -- 10.7%
$   11,750   Alcan, Inc. (A2)
              7.25% due 03/15/31..................  $ 12,272
    +3,600   AT&T Canada, Inc. (Baa3)
              7.65% due 09/15/06..................     2,348
   +15,000   Bank of Tokyo-Mitsubishi Ltd. (The)
              (A3)
              8.40% due 04/15/10..................    16,367
     7,600   Barrick Gold Finance, Inc. (A3)
              7.50% due 05/01/07..................     8,029
     8,500   British Sky Broadcasting Group PLC
              (Ba1)
              8.20% due 07/15/09..................     8,748
    18,375   BT Group PLC (Baa1)
              8.875% due 12/15/30.................    21,168
   +16,000   Domtar, Inc. (Baa3)
              7.875% due 10/15/11.................    16,641
     3,150   Enterprise Oil PLC (Baa1)
              6.50% due 05/01/05..................     3,258
     4,650   Enterprise Oil PLC (Baa1)
              6.70% due 09/15/07..................     4,787
   @12,100   France Telecom S.A. (Baa1)
              7.20% due 03/01/06..................    12,849
    @9,000   France Telecom S.A. (Baa1)
              8.50% due 03/01/31..................    10,274
    +1,400   Koninklijke (Royal) KPN N.V. (Baa3)
              7.50% due 10/01/05..................     1,443
     4,050   Koninklijke (Royal) KPN N.V. (Baa3)
              8.00% due 10/01/10..................     4,104
    10,790   Koninklijke (Royal) KPN N.V. (Baa3)
              8.375% due 10/01/30.................    10,733
    +2,880   KPNQwest N.V. (Ba1)
              8.125% due 06/01/09.................     1,872
    @1,800   Nortel Networks Corp. (Baa2)
              4.25% due 09/01/08..................     1,744
     5,610   Nortel Networks Corp. (Baa2)
              6.875% due 09/01/23.................     3,911

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL    **                                      MARKET
  AMOUNT                                             VALUE
 --------                                           --------
FOREIGN/YANKEE BONDS & NOTES ### -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
$   +7,700   Nova Chemicals Ltd. (Baa2)
              7.00% due 05/15/06..................  $  7,264
     4,000   Nova Chemicals Ltd. (Baa2)
              7.875% due 09/15/25.................     3,380
     7,300   Placer Dome, Inc. (Baa2)
              7.125% due 06/15/07.................     7,283
     3,600   Placer Dome, Inc. (Baa2)
              7.125% due 05/15/03.................     3,734
     4,000   Potash Corp. Saskatchewan (Baa2)
              7.125% due 06/15/07.................     4,165
     7,040   Potash Corp. Saskatchewan (Baa2)
              7.75% due 05/31/11..................     7,453
     3,660   Shaw Communications, Inc. (Baa3)
              8.25% due 04/11/10..................     3,912
     3,340   Stora Enso Oyj (Baa1)
              7.375% due 05/15/11.................     3,523
                                                    --------
                                                     181,262
                                                    --------
             FOREIGN GOVERNMENTS -- 5.9%
EUR 35,400   Bundesschatzanweisungen (Aa3)
              4.50% due 03/15/02..................    31,586
EUR  8,495   France BTAN (AAA S&P)
              4.50% due 07/12/03..................     7,673
EUR 28,650   France BTAN (AAA S&P)
              4.75% due 03/12/02..................    25,577
EUR 10,500   Netherlands Government (Aaa)
              5.75% due 09/15/02..................     9,503
EUR 29,300   Republic of Italy (Aa3)
              3.00% due 06/15/02..................    26,074
                                                    --------
                                                     100,413
                                                    --------
             Total foreign/yankee bonds & notes...  $281,675
                                                    ========
  SHARES
----------
PREFERRED STOCKS -- 0.4%
             ELECTRONICS -- 0.2%
       @53   Xerox Corp...........................  $  3,751
                                                    --------
             ENERGY & SERVICES -- 0.2%
        97   Coastal Finance Corp.................     2,432
                                                    --------
             Total preferred stocks...............  $  6,183
                                                    ========
PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
U.S. TREASURIES & FEDERAL AGENCIES -- 29.0%
             FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 1.0%
$  +17,240   6.00% due 04/01/31 - 05/01/31........  $ 16,898
                                                    --------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 19.4%
   179,814   6.00% due 07/01/12 - 05/01/31........   180,351
     2,796   6.48% due 12/01/05...................     2,944
   110,022   6.50% due 05/01/31 - 12/01/31........   110,201
    35,159   7.50% due 07/01/29 - 09/01/31........    36,314
                                                    --------
                                                     329,810
                                                    --------
             U.S. TREASURY BONDS -- 0.7%
    +3,200   6.125% due 08/15/07..................     3,443
    +7,800   6.625% due 05/15/07..................     8,573
                                                    --------
                                                      12,016
                                                    --------
             U.S. TREASURY -- 4.9%
             INFLATION-INDEXED SECURITIES
   +22,050   3.875% due 04/15/29..................    23,508
   +57,243   4.25% due 01/15/10...................    60,049
                                                    --------
                                                      83,557
                                                    --------
             U.S. TREASURY NOTES -- 3.0%
    +2,000   4.625% due 05/16/06..................     2,028
   +24,300   5.00% due 02/15/11 - 08/15/11........    24,228
    +2,150   5.50% due 05/15/09...................     2,228
   +17,450   6.25% due 02/15/07...................    18,854
    +1,600   6.50% due 10/15/06...................     1,743
    +2,100   6.75% due 05/15/05...................     2,283
                                                    --------
                                                      51,364
                                                    --------
             Total U.S. treasuries & federal
              agencies............................  $493,645
                                                    ========
SHORT-TERM SECURITIES -- 4.8%
             REPURCHASE AGREEMENT -- 4.8%
$   80,953   Joint Repurchase Agreement (See Note
              2(d))
              1.635% due 01/02/02.................  $ 80,953
                                                    --------
             Total short-term securities..........  $ 80,953
                                                    ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $15,116)..........     0.9%  $   14,519
Total corporate notes (cost
  $789,056)...........................    45.9      781,369
Total foreign/yankee bonds & notes
  (cost $275,116).....................    16.6      281,675
Total preferred stocks (cost
  $4,851).............................     0.4        6,183
Total U.S. treasuries & federal
  agencies (cost $493,475)............    29.0      493,645
Total short-term securities (cost
  $80,953)............................     4.8       80,953
                                         -----   ----------
Total investment in securities (total
  cost $1,658,567)....................    97.6    1,658,344
Cash, receivables and other assets....     2.4       44,516
Securities lending collateral (See
  Note 2(i))..........................    10.2      172,959
Payable for Fund shares redeemed......    (0.0)          (2)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (10.2)    (172,959)
Other liabilities.....................    (0.0)        (906)
                                         -----   ----------
Net assets............................   100.0%  $1,701,952
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000 shares authorized; 1,485,516
  shares outstanding..........................   $  148,552
Capital surplus...............................    1,449,758
Accumulated undistributed net investment
  income......................................       80,851
Accumulated undistributed net realized gain on
  investments.................................       22,949
Unrealized depreciation of investments........         (223)
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........           65
                                                 ----------
Net assets....................................   $1,701,952
                                                 ==========

  Net asset value per share ($1,549,698 /1,352,321
    shares outstanding) (2,400,000 shares
    authorized)...................................   $1.15
                                                     =====
Class IB
  Net asset value per share ($152,254 / 133,195
    shares outstanding) (600,000 shares
    authorized)...................................   $1.14
                                                     =====



  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).

  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $150,107 or 8.8% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD MONEY MARKET HLS FUND, INC.

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
COMMERCIAL PAPER -- 65.9%
$ 20,000    Abbey National North America
             1.92% due 02/12/02................   $   19,955
  30,000    Abbey National North America
             2.39% due 02/05/02................       29,930
  20,000    American Express Credit Corp.
             2.35% due 01/28/02................       19,965
  15,000    American Express Credit Corp.
             2.96% due 04/22/02................       14,863
  17,500    Anheuser-Busch Cos., Inc.
             3.56% due 05/06/02................       17,284
  19,000    Anheuser-Busch Cos., Inc.
             3.68% due 04/03/02................       18,821
  20,000    Bradford & Bingley Building PLC
             1.88% due 03/04/02................       19,935
  20,000    Bradford & Bingley Building PLC
             2.08% due 01/28/02................       19,969
  50,000    Coca-Cola Co. (The)
             1.81% due 03/04/02................       49,844
  50,000    Federal Home Loan Bank
             1.99% due 01/30/02................       49,920
  35,000    Federal National Mortgage
             Association
             1.83% due 05/02/02................       34,785
  15,000    Federal National Mortgage
             Association
             3.74% due 03/22/02................       14,875
  31,000    Freddie Mac
             3.67% due 03/15/02................       30,769
   9,000    Freddie Mac
             3.68% due 03/28/02................        8,921
  10,000    Freddie Mac
             3.75% due 03/27/02................        9,911
  50,000    Gannett Co., Inc.
             1.97% due 01/09/02................       49,981
  10,000    General Electric Capital Corp.
             2.02% due 02/06/02................        9,980
  25,000    General Electric Capital Corp.
             2.05% due 03/25/02................       24,882
  15,000    General Electric Capital Corp.
             2.96% due 04/10/02................       14,878
  30,000    Gillette Co. (The)
             2.05% due 01/29/02................       29,952
  20,000    Gillette Co. (The)
             2.96% due 03/13/02................       19,883
  15,000    Goldman Sachs Group, Inc. (The)
             1.85% due 04/08/02................       14,925
  35,000    Heinz (HJ) Finance PLC
             2.45% due 02/01/02................       34,926
  15,000    KFW International Finance, Inc.
             2.80% due 03/07/02................       14,924
  20,000    KFW International Finance, Inc.
             3.68% due 04/05/02................       19,808
  30,000    Lehman Brothers Holdings, Inc.
             2.01% due 08/21/02................       29,611
  37,300    Merck & Co., Inc.
             1.76% due 01/14/02................       37,276

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$  6,890    Monsanto Co.
             2.10% due 03/28/02................   $    6,855
  35,700    Monsanto Co.
             2.10% due 04/03/02................       35,508
  20,000    Morgan Stanley Dean Witter & Co.
             2.03% due 01/15/02................       19,984
  30,000    Nationwide Building Society
             1.77% due 03/19/02................       29,886
  15,000    Nordea North America, Inc.
             2.01% due 02/26/02................       14,953
  35,000    Nordea North America, Inc.
             2.76% due 03/19/02................       34,793
  30,000    Pfizer, Inc.
             2.05% due 01/23/02................       29,962
  10,000    Procter & Gamble Co. (The)
             1.74% due 03/27/02................        9,959
  40,000    Procter & Gamble Co. (The)
             1.98% due 03/14/02................       39,842
  25,000    Salomon Smith Barney Holdings
             1.77% due 01/02/02................       24,999
  35,000    SBC Communications, Inc.
             1.82% due 04/09/02................       34,827
  40,000    State Street Corp.
             1.77% due 01/02/02................       39,998
  14,000    Svenska Handelsbanken, Inc.
             2.42% due 03/06/02................       13,940
  22,000    Svenska Handelsbanken, Inc.
             3.35% due 03/08/02................       21,865
  35,000    Swedbank
             3.49% due 04/29/02................       34,600
  35,000    Toronto-Dominion Holdings Corp.
             3.65% due 04/11/02................       34,645
  10,000    Toyota Motor Credit Corp.
             2.02% due 01/11/02................        9,994
  30,000    UBS Finance (Delaware), Inc.
             1.86% due 06/06/02................       29,758
  15,000    United Technologies Corp.
             2.50% due 04/22/02................       14,884
  35,000    United Technologies Corp.
             2.85% due 03/22/02................       34,778
  15,000    Verizon Global Funding
             2.30% due 01/07/02................       14,994
  35,000    Verizon Global Funding
             2.50% due 04/30/02................       34,711
  25,000    Walt Disney Co. (The)
             3.57% due 03/08/02................       24,836
  18,000    Washington Post Co.
             1.78% due 04/02/02................       17,919
  32,000    Washington Post Co.
             1.87% due 02/13/02................       31,926
  30,000    Westpac Capitol Corp.
             3.70% due 04/05/02................       29,710
                                                  ----------
            Total commercial paper.............   $1,330,899
                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND, INC.

 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES -- 21.9%
$ 13,000    Bank of America Corp.
             2.166% due 02/11/02...............   $   13,002
   5,500    Bank One Corp.
             2.581% due 01/07/02...............        5,500
  @5,000    Cargill, Inc.
             2.49% due 01/22/02................        5,000
 @11,000    Cargill, Inc.
             2.57% due 01/14/02................       11,001
  30,000    Caterpillar Financial Services,
             Inc.
             2.276% due 02/28/02...............       30,009
  10,000    Chase Manhattan Corp.
             2.48% due 01/29/02................       10,002
  14,200    Chase Manhattan Corp.
             2.486% due 04/23/02...............       14,208
  19,000    Citicorp
             2.50% due 02/21/02................       19,010
  19,000    Deere (John) Capital Corp.
             2.38% due 01/14/02................       19,999
  13,500    Fleet National Bank
             2.09% due 03/06/02................       13,503
  11,000    Fleet National Bank
             2.355% due 02/01/02...............       11,002
  16,000    General Motors Acceptance Corp.
             2.53% due 01/15/02................       16,000
  15,000    Goldman Sachs Group, Inc. (The)
             1.943% due 03/21/02...............       15,000
  19,500    Hewlett-Packard Co.
             2.556% due 10/15/02...............       19,500
 @30,000    Honda Motor Corp.
             2.115% due 02/08/02...............       30,000
 @20,000    Honda Motor Corp.
             2.511% due 10/09/02...............       20,000
  11,500    Merrill Lynch & Co., Inc.
             2.36% due 01/28/02................       11,501
  27,000    Merrill Lynch & Co., Inc.
             2.52% due 10/21/02................       27,048
  10,000    Morgan (J.P.) Chase & Co., Inc.
             1.92% due 01/08/02................        9,996
   9,000    Morgan (J.P.) Chase & Co., Inc.
             2.51% due 01/28/02................        9,002
  30,000    PNC Bank N.A.
             2.415% due 01/24/02...............       30,003

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$  3,000    Salomon Smith Barney Holdings
             2.493% due 07/24/02...............   $    3,003
  10,000    Texeco, Inc.
             2.003% due 09/09/02...............       10,000
  40,000    Toyota Motor Credit Corp.
             2.43% due 10/11/02................       39,994
  40,000    Unilever Capital Corp.
             2.473% due 10/24/02...............       40,046
   9,000    Wells Fargo & Co.
             2.43% due 04/26/02................        9,005
                                                  ----------
            Total corporate notes..............   $  442,334
                                                  ==========
REPURCHASE AGREEMENT -- 12.4%
$250,310    Joint Repurchase Agreement (See
             Note 2(d))
             1.635% due 01/02/02...............   $  250,310
                                                  ----------
            Total repurchase agreement.........   $  250,310
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,330,899).........................    65.9%  $1,330,899
Total corporate notes (cost
  $442,334)...........................    21.9      442,334
Total repurchase agreements (cost
  $250,310)...........................    12.4      250,310
                                         -----   ----------
Total investment in securities
  (total cost $2,023,543).............   100.2    2,023,543
Cash, receivables and other assets....     0.3        6,838
Payable for Fund shares redeemed......    (0.4)      (7,710)
Dividends payable.....................    (0.1)      (2,997)
Other liabilities.....................    (0.0)         (25)
                                         -----   ----------
Net assets............................   100.0%  $2,019,649
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 2,019,649
  shares outstanding..........................   $  201,965
Capital surplus...............................    1,817,684
                                                 ----------
Net assets....................................   $2,019,649
                                                 ==========

Class IA
  Shares of benefical interest outstanding,
    $0.10 par value 3,000,000 shares authorized
    (Net assets $1,867,520)....................   1,867,520
                                                 ==========
  Net asset value..............................
                                                      $1.00
                                                 ==========
Class IB
  Shares of benefical interest outstanding,
    $0.10 par value 1,000,000 shares authorized
    (Net assets $152,129)......................     152,129
                                                 ==========
  Net asset value..............................
                                                      $1.00
                                                 ==========

@Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $66,001 or 3.3% of net assets.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD
                                                                  SMALL        HARTFORD CAPITAL
                                                                 COMPANY         APPRECIATION
                                                              HLS FUND, INC.    HLS FUND, INC.
                                                              --------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................    $   3,060         $  86,550
  Interest..................................................        2,530            29,253
  Securities lending........................................          607             2,319
  Less: Foreign tax withheld................................           (2)           (1,083)
                                                                ---------         ---------
    Total investment income, net............................        6,195           117,039
                                                                ---------         ---------
  EXPENSES:
  Investment advisory fees..................................        4,137            40,702
  Administrative services fees..............................        1,584            18,743
  Accounting services.......................................          159             1,876
  Custodian fees, gross.....................................           33             1,131
  Board of Directors fees...................................            3                38
  Distribution fees -- Class IB.............................          117               639
  Other expenses............................................           78               952
                                                                ---------         ---------
    Total expenses (before waivers and offsets).............        6,111            64,081
  Custodian fees offset.....................................           12                87
  Distribution fees -- Class IB waived......................           33               179
                                                                ---------         ---------
    Total expenses, net.....................................        6,066            63,815
                                                                ---------         ---------
  Net investment income (loss)..............................          129            53,224
                                                                ---------         ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........     (173,169)         (304,352)
  Net realized gain (loss) on futures contracts.............       (2,378)               --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................            1            18,848
  Net realized gain (loss) on option contracts..............           --                --
  Net realized gain (loss) on foreign currency
    transactions............................................          (29)           (3,329)
  Net unrealized appreciation (depreciation) of
    investments.............................................       27,854          (475,348)
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................           --                15
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            1                86
  Net unrealized appreciation (depreciation) of option
    contracts...............................................           --                --
                                                                ---------         ---------
  Net realized and unrealized gain (loss) on investments....     (147,720)         (764,080)
                                                                ---------         ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $(147,591)        $(710,856)
                                                                =========         =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                          HARTFORD
    INTERNATIONAL       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
    OPPORTUNITIES        STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   --------------   --------------   --------------   --------------
      $  19,857       $   103,677       $  69,888        $  95,939         $    206         $    --
          2,644             7,024           5,267          302,526           85,939          68,445
          1,212               261             438            5,385              949              --
         (2,364)               --            (391)              --              (83)             --
      ---------       -----------       ---------        ---------         --------         -------
         21,349           110,962          75,202          403,850           87,011          68,445
      ---------       -----------       ---------        ---------         --------         -------
          5,600            21,947          14,541           54,937            3,847           4,213
          2,229            17,209           6,432           25,442            2,728           3,370
            223             1,722             644            2,546              273             337
            877                40              19              117               51              36
              5                35              13               51                5               6
             60               508             219              962              212             253
            112               891             299            1,234              120             123
      ---------       -----------       ---------        ---------         --------         -------
          9,106            42,352          22,167           85,289            7,236           8,338
              9                 5               6               65               27              33
             17               142              61              269               59              71
      ---------       -----------       ---------        ---------         --------         -------
          9,080            42,205          22,100           84,955            7,150           8,234
      ---------       -----------       ---------        ---------         --------         -------
         12,269            68,757          53,102          318,895           79,861          60,211
      ---------       -----------       ---------        ---------         --------         -------
       (209,814)         (285,528)        167,478         (305,999)          52,623              21
             --                --              --               --               --              --
           (777)               (2)             --               (2)            (358)             --
             --                --             146               --               --              --
         (2,455)                1              (1)               1             (719)             --
        (21,621)         (985,086)       (356,142)        (657,976)         (23,605)             --
           (344)               --              --               --               --              --
             21                --               2               --               (3)             --
             --                --            (105)              --               --              --
      ---------       -----------       ---------        ---------         --------         -------
       (234,990)       (1,270,615)       (188,622)        (963,976)          27,938              21
      ---------       -----------       ---------        ---------         --------         -------
      $(222,721)      $(1,201,858)      $(135,520)       $(645,081)        $107,799         $60,232
      =========       ===========       =========        =========         ========         =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD       HARTFORD
                                                                SMALL        CAPITAL
                                                               COMPANY     APPRECIATION
                                                              HLS FUND    HLS FUND, INC.
                                                              ---------   --------------
OPERATIONS:
  Net investment income (loss)..............................  $    129     $    53,224
  Net realized gain (loss) on investments...................  (175,575)       (288,833)
  Net unrealized appreciation (depreciation) of
    investments.............................................    27,855        (475,247)
                                                              ---------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (147,591)       (710,856)
                                                              ---------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        --         (58,347)
    Class IB................................................        --          (2,187)
  From net realized gain on investments
    Class IA................................................   (55,117)     (2,589,918)
    Class IB................................................    (3,553)        (72,932)
                                                              ---------    -----------
    Total distributions.....................................   (58,670)     (2,723,384)
                                                              ---------    -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................    32,931       2,491,922
    Class IB................................................    28,101         352,203
                                                              ---------    -----------
  Net increase (decrease) from capital share transactions...    61,032       2,844,125
                                                              ---------    -----------
  Net increase (decrease) in net assets.....................  (145,229)       (590,115)
NET ASSETS:
  Beginning of year.........................................   949,853       9,717,956
                                                              ---------    -----------
  End of year...............................................  $804,624     $ 9,127,841
                                                              =========    ===========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................  $     --     $     5,832
                                                              =========    ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                          HARTFORD                                           HARTFORD
    INTERNATIONAL       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD          MONEY
    OPPORTUNITIES        STOCK            GROWTH          ADVISERS           BOND            MARKET
    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   --------------   --------------   --------------   --------------
      $   12,269      $    68,757       $   53,102      $   318,895       $   79,861       $   60,211
        (213,046)        (285,529)         167,623         (306,000)          51,546               21
         (21,944)        (985,086)        (356,245)        (657,976)         (23,608)              --
      ----------      -----------       ----------      -----------       ----------       ----------
        (222,721)      (1,201,858)        (135,520)        (645,081)         107,799           60,232
      ----------      -----------       ----------      -----------       ----------       ----------
          (1,384)         (63,165)         (49,560)        (352,611)         (59,005)         (57,052)
             (67)          (1,835)          (2,179)          (8,681)          (3,698)          (3,180)
        (154,454)        (641,294)        (201,137)        (617,329)              --               --
          (3,867)         (15,953)          (5,550)         (19,622)              --               --
      ----------      -----------       ----------      -----------       ----------       ----------
        (159,772)        (722,247)        (258,426)        (998,243)         (62,703)         (60,232)
      ----------      -----------       ----------      -----------       ----------       ----------
          (9,160)         126,867          384,922            5,781          473,934          625,245
          10,573          177,261          128,373          312,558          118,328          115,859
      ----------      -----------       ----------      -----------       ----------       ----------
           1,413          304,128          513,295          318,339          592,262          741,104
      ----------      -----------       ----------      -----------       ----------       ----------
        (381,080)      (1,619,977)         119,349       (1,324,985)         637,358          741,104
       1,345,291        9,726,095        3,225,272       13,682,754        1,064,594        1,278,545
      ----------      -----------       ----------      -----------       ----------       ----------
      $  964,211      $ 8,106,118       $3,344,621      $12,357,769       $1,701,952       $2,019,649
      ==========      ===========       ==========      ===========       ==========       ==========
      $    8,428      $     3,412       $    2,031      $   218,556       $   80,851       $       --
      ==========      ===========       ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD          HARTFORD
                                                                  SMALL             CAPITAL
                                                                 COMPANY         APPRECIATION
                                                              HLS FUND, INC.    HLS FUND, INC.
                                                              --------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $      (9)        $    59,836
  Net realized gain (loss) on investments...................      (22,797)          2,667,437
  Net unrealized appreciation (depreciation) of
    investments.............................................     (134,858)         (1,658,277)
                                                                ---------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (157,664)          1,068,996
                                                                ---------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --             (62,140)
    Class IB................................................           --                (727)
  From net realized gain on investments
    Class IA................................................     (117,755)         (1,266,215)
    Class IB................................................       (3,080)             (7,838)
                                                                ---------         -----------
    Total distributions.....................................     (120,835)         (1,336,920)
                                                                ---------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      421,643           1,881,017
    Class IB................................................       39,207             118,867
                                                                ---------         -----------
  Net increase (decrease) from capital share transactions...      460,850           1,999,884
                                                                ---------         -----------
  Net increase (decrease) in net assets.....................      182,351           1,731,960
NET ASSETS:
  Beginning of year.........................................      767,502           7,985,996
                                                                ---------         -----------
  End of year...............................................    $ 949,853         $ 9,717,956
                                                                =========         ===========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................    $      --         $       265
                                                                =========         ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                                HARTFORD
    INTERNATIONAL          HARTFORD          DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
    OPPORTUNITIES           STOCK               GROWTH          ADVISERS           BOND         MONEY MARKET
    HLS FUND, INC.      HLS FUND, INC.      HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------------   --------------   --------------   --------------   --------------
      $   17,827         $    59,645          $   51,664      $   341,298       $   65,244       $   67,800
         113,522             681,114             208,473          636,933          (10,657)             (33)
        (386,603)         (1,415,711)             51,412       (1,081,161)          58,901               --
      ----------         -----------          ----------      -----------       ----------       ----------
        (255,254)           (674,952)            311,549         (102,930)         113,488           67,767
      ----------         -----------          ----------      -----------       ----------       ----------
         (21,816)            (61,375)            (50,034)        (108,406)          (4,427)         (66,782)
            (198)               (761)               (498)          (1,821)             (94)            (985)
        (171,516)         (1,024,729)           (282,315)      (1,188,034)              --               --
          (1,224)             (8,655)             (1,888)         (15,623)              --               --
      ----------         -----------          ----------      -----------       ----------       ----------
        (194,754)         (1,095,520)           (334,735)      (1,313,884)          (4,521)         (67,767)
      ----------         -----------          ----------      -----------       ----------       ----------
         198,402           1,943,031               5,708          745,076          (52,284)         (15,161)
          18,858             105,713              18,931          134,279           13,233           27,466
      ----------         -----------          ----------      -----------       ----------       ----------
         217,260           2,048,744              24,639          879,355          (39,051)          12,305
      ----------         -----------          ----------      -----------       ----------       ----------
        (232,748)            278,272               1,453         (537,459)          69,916           12,305
       1,578,039           9,447,823           3,223,819       14,220,213          994,678        1,266,240
      ----------         -----------          ----------      -----------       ----------       ----------
      $1,345,291         $ 9,726,095          $3,225,272      $13,682,754       $1,064,594       $1,278,545
      ==========         ===========          ==========      ===========       ==========       ==========
      $      781         $         1          $    1,732      $   261,292       $   62,016       $       --
      ==========         ===========          ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2001
 ($000 OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Funds are a component of the Hartford HLS Mutual Funds (the Mutual Funds).

     The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds.

     The Funds, which have different investment goals and policies, are described below.

    Hartford Small Company HLS Fund, Inc.               Seeks growth of capital by investing primarily in
                                                        stocks selected on the basis of potential for capital
                                                        appreciation by investing at least 65% of its total
                                                        assets in common stocks of companies with market
                                                        capitalizations within the range represented by the
                                                        Russell 2000 Index.
    Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital by investing primarily in
                                                        stocks selected on the basis of potential for capital
                                                        appreciation by investing at least 65% of its total
                                                        assets in common stocks of small, medium and large
                                                        companies.
    Hartford International Opportunities HLS Fund,      Seeks growth of capital by investing at least 65% of
      Inc.                                              its assets in stocks issued by non-U.S. companies which
                                                        trade in foreign markets.
    Hartford Stock HLS Fund, Inc.                       Seeks long-term growth of capital, with income as a
                                                        secondary consideration, by investing at least 65% of
                                                        its total assets in the common stocks of high-quality
                                                        growth companies.
    Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent with
                                                        growth of capital by investing primarily in stocks.
    Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total return by investing in
                                                        common stocks and other equity securities, debt
                                                        securities and money market instruments.
    Hartford Bond HLS Fund, Inc.                        Seeks a high level of current income, consistent with a
                                                        competitive total return, as compared to bond funds
                                                        with similar investment objectives and policies, by
                                                        investing primarily in debt securities.
    Hartford Money Market HLS Fund, Inc.                Seeks maximum current income consistent with liquidity
                                                        and preservation of capital.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,661,280 joint repurchase agreement dated 12/31/01 with State Street Bank, 1.677% due 01/02/02. This joint repurchase agreement is collateralized by $1,481,087 U.S. Treasury Bonds 6.00% - 9.125% due 11/15/07 - 05/15/30,
         $41,402 U.S.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         Treasury Notes 6.50% due 02/15/10 and $183,605 U.S. Treasury Bills 0.00% due 02/21/02. The maturity amounts are as follows:

                                                       MATURITY
                       FUND                             AMOUNT
                       ----                            --------
Hartford Small Company HLS Fund, Inc...............    $ 41,519
Hartford Capital Appreciation HLS Fund, Inc........     582,293
Hartford International Opportunities HLS Fund,
  Inc..............................................      72,935
Hartford Stock HLS Fund, Inc.......................      88,992
Hartford Dividend and Growth HLS Fund, Inc.........      53,376
Hartford Advisers HLS Fund, Inc....................      92,054

        Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $525,057 joint repurchase agreement dated 12/31/01 with State Street Bank, 1.635% due 01/02/02. This joint repurchase agreement is collateralized by $509,912 U.S. Treasury Bonds 5.25% - 8.75% due 02/15/10 - 02/15/29, $15,192 U.S.
        Treasury Bills 0.00% due 05/16/02. The maturity amounts are as follows:

                                                      MATURITY
FUND                                                   AMOUNT
----                                                  --------
Hartford Bond HLS Fund, Inc.........................  $ 80,960
Hartford Money Market HLS Fund, Inc.................   250,333

     e) Joint Trading Account--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Futures, Options on Futures and Options Transactions--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale

--------------------------------------------------------------------------------

         are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the year ended December 31, 2001:

                                                                        OPTION CONTRACTS ACTIVITY
                                                                            DURING THE PERIOD
                                                                        --------------------------
                                                                          HARTFORD DIVIDEND AND
                                                                          GROWTH HLS FUND, INC.
                                                                        --------------------------
                                                                         NUMBER OF
                                                                         CONTRACTS       PREMIUM
        CALLS WRITTEN                                                   ------------     AMOUNTS
        -------------                                                                   ----------
        Beginning of the year.......................................              1           176
        Written during the year.....................................             --            --
        Expired during the year.....................................             (1)          (81)
        Closed during the year......................................           @@--           (95)
        Exercised during the year...................................             --            --
                                                                          ---------       -------
        Balance at the end of the year..............................             --       $    --
                                                                          =========       =======

        @@ Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

     g) Forward Foreign Currency Contracts--As of December 31, 2001, Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Opportunities HLS Fund, Inc. had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending--The Funds, except for Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds bear the risk of delay in recovery of the loaned securities or even loss of rights in the

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         collateral should the borrower of the securities fail financially. As of December 31, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE        MARKET VALUE
                                                                      OF SECURITIES LOANED    OF COLLATERAL
        FUND                                                          --------------------    -------------
        ----
        Hartford Small Company HLS Fund, Inc........................       $   83,882          $   88,014
        Hartford Capital Appreciation HLS Fund, Inc.................          313,385             331,504
        Hartford International Opportunities HLS Fund, Inc..........           78,288              82,063
        Hartford Stock HLS Fund, Inc................................           89,588              94,116
        Hartford Dividend and Growth HLS Fund, Inc..................           78,301              80,718
        Hartford Advisers HLS Fund, Inc.............................        1,535,068           1,568,006
        Hartford Bond HLS Fund, Inc.................................          169,190             172,959

     j) Federal Income Taxes--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid Securities--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those

--------------------------------------------------------------------------------

        that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2001, the Funds held the following illiquid securities:

                                                                                                           PERCENTAGE
                                                                    ACQUISITION   ACQUISITION   MARKET      OF FUND'S
                                              SECURITY                 DATE          COST        VALUE     NET ASSETS
                  FUND              -----------------------------   -----------   -----------   -------   -------------
                  ----
        Hartford Small Company
          HLS Fund, Inc. .......    Acclaim Entertainment, Inc.        07/27/01     $ 7,063     $10,399        1.3%

3.   EXPENSES:

     a) Investment Management and Advisory Agreements--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                           HARTFORD MONEY MARKET HLS FUND, INC.

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           All assets...................     0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

                                       ANNUAL RATE
AVERAGE DAILY NET ASSETS               -----------
------------------------
On first $250 million..............       0.325%
On next $250 million...............       0.300
On next $500 million...............       0.275
Over $1 billion....................       0.250

           HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD CAPITAL APPRECIATION
           HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
          HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., AND HARTFORD ADVISERS HLS
                                        FUND, INC.

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           On first $250 million........     0.575%
           On next $250 million.........     0.525
           On next $500 million.........     0.475
           Over $1 billion..............     0.425

       Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Small Company HLS Fund, Inc, Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

       Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

       Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     b) Administrative Services Agreement--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2001, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

                                                                        COST OF       SALES
                                                                       PURCHASES     PROCEEDS
        FUND                                                           ----------   ----------
        ----
        Hartford Small Company HLS Fund, Inc. ......................   $1,773,260   $1,717,575
        Hartford Capital Appreciation HLS Fund, Inc. ...............    8,815,989    8,080,107
        Hartford International Opportunities HLS Fund, Inc. ........    1,505,085    1,696,021
        Hartford Stock HLS Fund, Inc. ..............................    3,271,802    3,311,224
        Hartford Dividend and Growth HLS Fund, Inc. ................    2,211,422    1,917,730
        Hartford Advisers HLS Fund, Inc. ...........................    4,530,959    4,254,472
        Hartford Bond HLS Fund, Inc. ...............................    2,936,074    2,399,431

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED     NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   CAPITAL
                                                                      INCOME (LOSS)     INVESTMENTS     SURPLUS
        FUND                                                          --------------   --------------   -------
        ----
        Hartford Small Company HLS Fund, Inc. ......................     $  (129)         $    434       $(305)
        Hartford Capital Appreciation HLS Fund, Inc. ...............      12,877           (12,872)         (5)
        Hartford International Opportunities HLS Fund, Inc. ........      (3,170)            3,176          (6)
        Hartford Stock HLS Fund, Inc. ..............................        (346)              346          --
        Hartford Dividend and Growth HLS Fund, Inc. ................      (1,064)            1,075         (11)
        Hartford Advisers HLS Fund, Inc. ...........................        (339)              338           1
        Hartford Bond HLS Fund, Inc. ...............................       1,677            (1,674)         (3)

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2001, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                          YEAR OF
                                                               AMOUNT    EXPIRATION
FUND                                                          --------   ----------
----
Hartford Small Company HLS Fund, Inc. ......................  $249,531      2009
Hartford Capital Appreciation HLS Fund, Inc. ...............   256,284      2009
Hartford International Opportunities HLS Fund, Inc. ........   211,155      2009
Hartford Stock HLS Fund, Inc. ..............................   287,370      2009
Hartford Advisers HLS Fund, Inc. ...........................   280,994      2009

     For the year ended December 31, 2001, the following Funds have elected to defer losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                 CAPITAL        CURRENCY
                                                              LOSS DEFERRED   LOSS DEFERRED
FUND                                                          -------------   -------------
----
Hartford Small Company HLS Fund, Inc. ......................     $    --          $@@--
Hartford International Opportunities HLS Fund, Inc. ........      24,244             --
Hartford Advisers HLS Fund, Inc. ...........................      23,237             --
Hartford Bond HLS Fund, Inc. ...............................          --             95

     Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

     @@ Due to the presentation of the financial statements in thousands, the amount rounds to zero.

7.   DISTRIBUTIONS TO SHAREHOLDERS:

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
                                                                       INCOME    CAPITAL GAIN   OF CAPITAL
        FUND                                                          --------   ------------   ----------
        ----
        Hartford Small Company HLS Fund, Inc. ......................  $  9,067    $   49,603       $ --
        Hartford Capital Appreciation HLS Fund, Inc. ...............   732,016     1,991,368         --
        Hartford International Opportunities HLS Fund, Inc. ........    38,342       121,430         --
        Hartford Stock HLS Fund, Inc. ..............................   224,556       497,691         --
        Hartford Dividend and Growth HLS Fund, Inc. ................    53,756       204,670         --
        Hartford Advisers HLS Fund, Inc. ...........................   567,094       431,149         --
        Hartford Bond HLS Fund, Inc. ...............................    62,703            --         --
        Hartford Money Market HLS Fund, Inc. .......................    60,232            --         --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                                                     UNDISTRIBUTED
                                                                     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                       ORDINARY        LONG-TERM      APPRECIATION
                                                                        INCOME       CAPITAL GAIN    (DEPRECIATION)
        FUND                                                         -------------   -------------   --------------
        ----
        Hartford Small Company HLS Fund, Inc. .....................    $     --        $     --        $   65,858
        Hartford Capital Appreciation HLS Fund, Inc. ..............       5,846              --           (32,815)
        Hartford International Opportunities HLS Fund, Inc. .......       8,467              --           (39,912)
        Hartford Stock HLS Fund, Inc. .............................       3,412              --           499,054
        Hartford Dividend and Growth HLS Fund, Inc. ...............       2,031         167,933           110,169
        Hartford Advisers HLS Fund, Inc. ..........................     218,556              --         1,021,886
        Hartford Bond HLS Fund, Inc................................      95,011           9,630              (904)
        Hartford Money Market HLS Fund, Inc. ......................       3,020              --                --

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2001:

                                                                        HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                           HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                               HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................   526,268   $   736,068      215,404   $ 1,054,902    4,445,906   $ 4,865,092
        Shares issued on reinvestment of
          distributions..................    41,341        55,117      623,445     2,648,265      156,280       155,838
        Shares redeemed..................  (546,865)     (758,254)    (258,283)   (1,211,245)  (4,586,859)   (5,030,090)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    20,744   $    32,931      580,566   $ 2,491,922       15,327   $    (9,160)
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                               HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................    90,735   $   467,794      379,363   $   756,321      219,268   $   540,178
        Shares issued on reinvestment of
          distributions..................   141,837       704,459      129,503       250,697      407,221       969,940
        Shares redeemed..................  (209,043)   (1,045,386)    (313,532)     (622,096)    (615,450)   (1,504,337)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    23,529   $   126,867      195,334   $   384,922       11,039   $     5,781
                                           ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                               HARTFORD BOND         HARTFORD MONEY MARKET
                                               HLS FUND, INC.            HLS FUND, INC.
                                           ----------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................   595,757   $   676,049   10,370,478   $10,370,478
        Shares issued on reinvestment of
          distributions..................    53,709        59,005       57,052        57,052
        Shares redeemed..................  (229,577)     (261,120)  (9,802,285)   (9,802,285)
                                           --------   -----------   ----------   -----------
        Net Increase (Decrease)..........   419,889   $   473,934      625,245   $   625,245
                                           ========   ===========   ==========   ===========

                                                                        HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                           HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                               HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................    39,777   $    53,789       61,778   $   291,591      367,347   $   415,835
        Shares issued on reinvestment of
          distributions..................     2,675         3,553       17,726        75,119        3,948         3,934
        Shares redeemed..................   (22,022)      (29,241)      (3,367)      (14,507)    (361,563)     (409,196)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    20,430   $    28,101       76,137   $   352,203        9,732   $    10,573
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                               HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................    33,247   $   171,851       63,729   $   125,383      120,626   $   299,224
        Shares issued on reinvestment of
          distributions..................     3,588        17,788        4,004         7,729       11,802        28,303
        Shares redeemed..................    (2,605)      (12,378)      (2,510)       (4,739)      (6,313)      (14,969)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    34,230   $   177,261       65,223   $   128,373      126,115   $   312,558
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD BOND         HARTFORD MONEY MARKET
                                               HLS FUND, INC.            HLS FUND, INC.
                                           ----------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................   110,354   $   124,874      596,786   $   596,786
        Shares issued on reinvestment of
          distributions..................     3,372         3,698        3,180         3,180
        Shares redeemed..................    (9,042)      (10,244)    (484,107)     (484,107)
                                           --------   -----------   ----------   -----------
        Net Increase (Decrease)..........   104,684   $   118,328      115,859   $   115,859
                                           ========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

The following information is for the year ended December 31, 2000:

                                                                        HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                           HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                               HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................   630,883   $ 1,320,723      231,719   $ 1,481,026    2,911,648   $ 4,663,819
        Shares issued on reinvestment of
          distributions..................    59,606       117,755      224,607     1,328,355      124,985       193,332
        Shares redeemed..................  (497,910)   (1,016,835)    (145,797)     (928,364)  (2,903,270)   (4,658,749)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........   192,579   $   421,643      310,529   $ 1,881,017      133,363   $   198,402
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                               HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................   251,624   $ 1,571,846      211,030   $   440,545      345,772   $   957,673
        Shares issued on reinvestment of
          distributions..................   173,507     1,086,104      168,458       332,349      480,213     1,296,440
        Shares redeemed..................  (109,433)     (714,919)    (370,178)     (767,186)    (536,574)   (1,509,037)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........   315,698   $ 1,943,031        9,310   $     5,708      289,411   $   745,076
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD BOND         HARTFORD MONEY MARKET
                                               HLS FUND, INC.            HLS FUND, INC.
                                           ----------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................   166,759   $   172,712    8,049,574   $ 8,049,574
        Shares issued on reinvestment of
          distributions..................     4,294         4,427       66,782        66,782
        Shares redeemed..................  (223,527)     (229,423)  (8,131,517)   (8,131,517)
                                           --------   -----------   ----------   -----------
        Net Increase (Decrease)..........   (52,474)  $   (52,284)     (15,161)  $   (15,161)
                                           ========   ===========   ==========   ===========

                                                                        HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                           HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                               HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................    27,819   $    53,619       18,255   $   113,399       34,548   $    50,609
        Shares issued on reinvestment of
          distributions..................     1,561         3,080        1,448         8,565          923         1,422
        Shares redeemed..................    (9,702)      (17,492)        (501)       (3,097)     (23,494)      (33,173)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    19,678   $    39,207       19,202   $   118,867       11,977   $    18,858
                                           ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                               HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                               HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                           ----------------------   ------------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................    15,461   $    99,239        9,211   $    19,050       44,879   $   124,887
        Shares issued on reinvestment of
          distributions..................     1,509         9,416        1,200         2,386        6,465        17,444
        Shares redeemed..................      (457)       (2,942)      (1,217)       (2,505)      (2,896)       (8,052)
                                           --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........    16,513   $   105,713        9,194   $    18,931       48,448   $   134,279
                                           ========   ===========   ==========   ===========   ==========   ===========

                                               HARTFORD BOND         HARTFORD MONEY MARKET
                                               HLS FUND, INC.            HLS FUND, INC.
                                           ----------------------   ------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT
                                           --------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................    14,461   $    15,148       92,669   $    92,669
        Shares issued on reinvestment of
          distributions..................        91            94          985           985
        Shares redeemed..................    (1,946)       (2,009)     (66,188)      (66,188)
                                           --------   -----------   ----------   -----------
        Net Increase (Decrease)..........    12,606   $    13,233       27,466   $    27,466
                                           ========   ===========   ==========   ===========

9.   LINE OF CREDIT:

     The Funds, except for Hartford Money Market HLS Fund, Inc., participate in a $500,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2001, the Funds did not have any borrowings under this facility.

10.   REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                              REVERSE SPLIT
                                                               PERCENTAGE
FUND                                                          -------------
----
Hartford Small Company HLS Fund, Inc........................    74.613827%
Hartford Capital Appreciation HLS Fund, Inc.................    15.418052
Hartford International Opportunities HLS Fund, Inc..........    71.625006
Hartford Stock HLS Fund, Inc................................     9.265642
Hartford Dividend and Growth HLS Fund, Inc..................    44.378756
Hartford Advisers HLS Fund, Inc.............................    29.667722
Hartford Bond HLS Fund, Inc.................................    93.065183

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................  $ 1.687     $ 0.001       $(0.255)      $(0.254)     $    --
   Class IB........................    1.683      (0.001)       (0.249)       (0.250)          --
   For the Year Ended December 31,
     2000..........................
   Class IA........................    2.188       0.003        (0.254)       (0.251)          --
   Class IB........................    2.187       0.003        (0.257)       (0.254)          --
   For the Year Ended December 31,
     1999
   Class IA........................    1.321      (0.005)        0.875         0.870           --
   Class IB........................    1.323(6)   (0.004)(6)     0.871(6)      0.867(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.202      (0.002)        0.141         0.139           --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................    1.340(6)   (0.002)(6)    (0.015)(6)    (0.017)(6)       --(6)
   For the Year Ended December 31,
     1997..........................    1.069       0.001         0.195         0.196       (0.001)
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................    5.926       0.021        (0.341)       (0.320)      (0.027)
   Class IB........................    5.923       0.006        (0.327)       (0.321)      (0.023)
   For the Year Ended December 31,
     2000
   Class IA........................    6.095       0.041         0.757         0.798       (0.039)
   Class IB........................    6.098      (0.077)        0.864         0.787       (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................    4.759       0.023         1.643         1.666       (0.018)
   Class IB........................    6.437(6)    0.150(6)      1.503(6)      1.653(6)    (0.013)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    4.410       0.025         0.525         0.550       (0.026)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................    6.486(6)    0.013(6)      0.094(6)      0.107(6)    (0.156)(6)
   For the Year Ended December 31
   1997............................    3.914       0.020         0.794         0.814       (0.022)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................    1.364       0.012        (0.264)       (0.252)      (0.001)
   Class IB........................    1.365       0.012        (0.264)       (0.252)      (0.002)
   For the Year Ended December 31,
     2000
   Class IA........................    1.876       0.018        (0.314)       (0.296)      (0.023)
   Class IB........................    1.876       0.025        (0.324)       (0.299)      (0.019)
   For the Year Ended December 31,
     1999
   Class IA........................    1.355       0.019         0.520         0.539       (0.018)
   Class IB........................    1.357(6)    0.017(6)      0.519(6)      0.536(6)    (0.017)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.294       0.021         0.147         0.168       (0.019)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.396(6)    0.004(6)     (0.021)(6)    (0.017)(6)   (0.022)(6)
   For the Year Ended December 31
   1997............................    1.407       0.022        (0.019)        0.003       (0.012)
HARTFORD STOCK HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................    5.880       0.041        (0.738)       (0.697)      (0.038)
   Class IB........................    5.879       0.046        (0.758)       (0.712)      (0.032)
   For the Year Ended December 31,
     2000
   Class IA........................    7.147       0.039        (0.500)       (0.461)      (0.041)
   Class IB........................    7.151       0.074        (0.547)       (0.473)      (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................    6.562       0.050         1.143         1.193       (0.049)
   Class IB........................   11.884(6)    0.021(6)      1.200(6)      1.221(6)    (0.056)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    5.123       0.051         1.622         1.673       (0.050)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   10.793(6)    0.043(6)      1.565(6)      1.608(6)    (0.517)(6)
   For the Year Ended December 31
   1997............................    4.143       0.050         1.196         1.246       (0.049)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $(0.103)        $    --
   Class IB........................          --           (0.103)
   For the Year Ended December 31,
     2000..........................                                           --
   Class IA........................          --           (0.250)             --
   Class IB........................          --           (0.250)
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.003)             --
   Class IB........................          --(6)        (0.003)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.020)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31,
     1997..........................          --           (0.062)             --
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (1.609)             --
   Class IB........................          --           (1.609)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.928)             --
   Class IB........................          --           (0.928)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.312)             --
   Class IB........................          --(6)        (1.979)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.175)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.296)             --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.161)             --
   Class IB........................          --           (0.161)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.193)             --
   Class IB........................          --           (0.193)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.088)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.104)             --
HARTFORD STOCK HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.405)             --
   Class IB........................          --           (0.405)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.765)             --
   Class IB........................          --           (0.765)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.559)             --
   Class IB........................          --(6)        (5.898)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.184)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.217)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  RATIO OF
                                                                                  RATIO OF         RATIO OF         NET
                    NET INCREASE                                NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                  AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT      TOTAL         PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN    (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ------    ---------------   -------------   --------------   ----------
       $(0.103)        $(0.357)        $ 1.330      (14.92)%    $  745,253          0.76%            0.76%          0.03%
        (0.103)         (0.353)          1.330      (15.07)         59,371          0.94             1.01          (0.15)
        (0.250)         (0.501)          1.687      (13.12)        908,886          0.74             0.74             --
        (0.250)         (0.504)          1.683      (13.28)         40,967          0.92             0.99          (0.18)
        (0.003)          0.867           2.188      65.83          757,302          0.78             0.78          (0.45)
        (0.003)(6)       0.864(6)        2.187(6)   65.54           10,200          0.96             1.03          (0.63)
        (0.020)          0.119           1.321      11.62          350,734          0.77             0.77          (0.24)
            --(6)       (0.017)(6)       1.323(6)   (1.30)(2)          696          0.95(1)          0.95(1)       (0.46)(1)
        (0.063)          0.133           1.202      18.38          210,769          0.77             0.77           0.08
        (1.636)         (1.956)          3.970      (6.94)       8,734,600          0.68             0.68           0.57
        (1.632)         (1.953)          3.970      (7.10)         393,241          0.86             0.93           0.39
        (0.967)         (0.169)          5.926      13.22        9,581,897          0.66             0.66           0.64
        (0.962)         (0.175)          5.923      13.02          136,058          0.84             0.91           0.46
        (0.330)          1.336           6.095      37.46        7,963,003          0.66             0.66           0.46
        (1.992)(6)      (0.339)(6)       6.098(6)   37.21           22,993          0.84             0.91           0.28
        (0.201)          0.349           4.759      15.48        5,807,480          0.64             0.64           0.59
        (0.156)(6)      (0.049)(6)       6.437(6)    1.65(2)         5,942          0.82(1)          0.82(1)        0.30(1)
        (0.318)          0.496           4.410      22.34        4,802,992          0.64             0.64           0.44
        (0.162)         (0.414)          0.950      (18.73)        941,934          0.81             0.81           1.10
        (0.163)         (0.415)          0.950      (18.88)         22,277          0.99             1.06           0.92
        (0.216)         (0.512)          1.364      (17.10)      1,326,609          0.78             0.78           1.16
        (0.212)         (0.511)          1.365      (17.25)         18,682          0.96             1.03           0.98
        (0.018)          0.521           1.876      39.86        1,574,836          0.78             0.78           1.20
        (0.017)(6)       0.519(6)        1.876(6)   39.61            3,203          0.96             1.03           1.02
        (0.107)          0.061           1.355      13.16        1,196,694          0.77             0.77           1.51
        (0.022)(6)      (0.039)(6)       1.357(6)   (1.13)(2)          663          0.94(1)          0.94(1)        0.71(1)
        (0.116)         (0.113)          1.294       0.34        1,092,946          0.77             0.77           1.48
        (0.443)         (1.140)          4.740      (12.23)      7,834,643          0.49             0.49           0.80
        (0.437)         (1.149)          4.730      (12.39)        271,475          0.67             0.74           0.62
        (0.806)         (1.267)          5.880      (7.04)       9,590,018          0.48             0.48           0.64
        (0.799)         (1.272)          5.879      (7.21)         136,077          0.66             0.73           0.46
        (0.608)          0.585           7.147      19.78        9,400,385          0.48             0.48           0.80
         5.954(6)       (4.733)(6)       7.151(6)   19.57           47,439          0.66             0.73           0.62
        (0.234)          1.439           6.562      33.47        7,183,046          0.46             0.46           0.95
        (0.517)(6)       1.091(6)       11.884(6)   14.91(2)        10,167          0.65(1)          0.65(1)        0.73(1)
        (0.266)          0.980           5.123      31.38        4,713,322          0.45             0.45           1.11

     -- RATIOS AND SUPPLEMENTAL DATA --
---

     PORTFOLIO
     TURNOVER
      RATE(7)
     ---------
       226.9%
       226.9
       194.5
       194.5
       181.3
       181.3
       235.7
       235.7
       222.2
        92.3
        92.3
       108.2
       108.2
        66.4
        66.4
        51.2
        51.2
        57.6
       143.8
       143.8
       158.8
       158.8
       133.2
       133.2
       157.4
       157.4
        72.7
        38.7
        38.7
        40.2
        40.2
        38.5
        38.5
        27.1
        27.1
        31.6

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................  $ 2.124      $0.031       $(0.114)      $(0.083)     $(0.030)
   Class IB........................    2.124       0.039        (0.124)       (0.085)      (0.028)
   For the Year Ended December 31,
     2000
   Class IA........................    2.149       0.035         0.178         0.213       (0.034)
   Class IB........................    2.151       0.040         0.169         0.209       (0.032)
   For the Year Ended December 31,
     1999
   Class IA........................    2.160       0.034         0.075         0.109       (0.035)
   Class IB........................    2.267(6)    0.024(6)      0.077(6)      0.101(6)    (0.034)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.952       0.033         0.280         0.313       (0.035)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................    2.253(6)    0.016(6)      0.068(6)      0.084(6)    (0.070)(6)
   For the Year Ended December 31
   1997............................    1.547       0.035         0.445         0.480       (0.031)
HARTFORD ADVISERS HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................    2.665       0.064        (0.189)       (0.125)      (0.073)
   Class IB........................    2.663       0.050        (0.177)       (0.127)      (0.049)
   For the Year Ended December 31,
     2000
   Class IA........................    2.965       0.068        (0.088)       (0.020)      (0.023)
   Class IB........................    2.966       0.074        (0.098)       (0.024)      (0.022)
   For the Year Ended December 31,
     1999
   Class IA........................    2.985       0.068         0.221         0.289       (0.063)
   Class IB........................    3.577(6)    0.061(6)      0.221(6)      0.282(6)    (0.064)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    2.527       0.061         0.546         0.607       (0.060)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    3.371(6)    0.034(6)      0.367(6)      0.401(6)    (0.195)(6)
   For the Year Ended December 31
   1997............................    2.169       0.056         0.455         0.511       (0.055)
HARTFORD BOND HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................    1.108       0.046         0.052         0.098       (0.056)
   Class IB........................    1.107       0.041         0.047         0.088       (0.055)
   For the Year Ended December 31,
     2000
   Class IA........................    0.994       0.069         0.050         0.119       (0.005)
   Class IB........................    0.995       0.061         0.056         0.117       (0.005)
   For the Year Ended December 31,
     1999
   Class IA........................    1.081       0.062        (0.084)       (0.022)      (0.058)
   Class IB........................    1.083(6)    0.061(6)     (0.084)(6)    (0.023)(6)   (0.057)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.050       0.053         0.032         0.085       (0.054)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.075(6)    0.023(6)      0.040(6)      0.063(6)    (0.055)(6)
   For the Year Ended December 31
   1997............................    1.000       0.063         0.047         0.110       (0.060)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................    1.000       0.038            --         0.038       (0.038)
   Class IB........................    1.000       0.036            --         0.036       (0.036)
   For the Year Ended December 31,
     2000
   Class IA........................    1.000       0.059            --         0.059       (0.059)
   Class IB........................    1.000       0.058            --         0.058       (0.058)
   For the Year Ended December 31,
     1999
   Class IA........................    1.000       0.070            --         0.070       (0.070)
   Class IB........................    1.000       0.068            --         0.068       (0.068)
   For the Year Ended December 31,
     1998
   Class IA........................    1.000       0.051            --         0.051       (0.051)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.000       0.037            --         0.037       (0.037)
   For the Year Ended December 31
   1997............................    1.000       0.049            --         0.049       (0.049)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $(0.131)        $    --
   Class IB........................          --           (0.131)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.204)             --
   Class IB........................          --           (0.204)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.085)             --
   Class IB........................          --(6)        (0.183)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.070)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.044)             --
HARTFORD ADVISERS HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.127)             --
   Class IB........................          --           (0.127)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.257)             --
   Class IB........................          --           (0.257)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.246)             --
   Class IB........................          --(6)        (0.829)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.089)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.098)             --
HARTFORD BOND HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.007)             --
   Class IB........................            (6)        (0.008)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --               --              --
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --               --              --
   For the Year Ended December 31
   1997............................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                    -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                        RATIO OF         RATIO OF           NET
                       NET INCREASE                                  NET ASSETS         EXPENSES         EXPENSES       INVESTMENT
                      (DECREASE) IN      NET ASSET                   AT END OF         TO AVERAGE       TO AVERAGE        INCOME
         TOTAL          NET ASSETS        VALUE AT       TOTAL         PERIOD          NET ASSETS       NET ASSETS      TO AVERAGE
     DISTRIBUTIONS        VALUE        END OF PERIOD    RETURN    (000'S OMITTED)    AFTER WAIVERS    BEFORE WAIVERS    NET ASSETS
     --------------   --------------   --------------   -------   ----------------   --------------   ---------------   -----------
        $(0.161)         $(0.244)          $1.880        (4.04)%     $3,190,773           0.68%            0.68%           1.66%
         (0.159)          (0.244)           1.880        (4.21)         153,848           0.86             0.93            1.48
         (0.238)          (0.025)           2.124        10.95        3,189,857           0.68             0.68            1.70
         (0.236)          (0.027)           2.124        10.75           35,415           0.86             0.93            1.52
         (0.120)          (0.011)           2.149         5.31        3,207,733           0.68             0.68            1.60
         (0.217)(6)       (0.116)(6)        2.151(6)      5.12           16,087           0.86             0.93            1.42
         (0.105)           0.208            2.160        16.42(2)     3,031,293           0.66             0.66            1.81
         (0.070)(6)        0.014(6)         2.267(6)      3.67(2)         8,600           0.85(1)          0.85(1)         1.57(1)
         (0.075)           0.405            1.952        31.89        1,994,653           0.68             0.68            2.21
         (0.200)          (0.325)           2.340        (4.64)      11,836,564           0.66             0.66            2.51
         (0.176)          (0.303)           2.360        (4.81)         521,205           0.84             0.91            2.33
         (0.280)          (0.300)           2.665        (0.75)      13,430,507           0.66             0.66            2.47
         (0.279)          (0.303)           2.663        (0.92)         252,247           0.84             0.91            2.29
         (0.309)          (0.020)           2.965        10.59       14,082,895           0.65             0.66            2.46
         (0.893)(6)       (0.611)(6)        2.966(6)     10.39          137,318           0.83             0.91            2.28
         (0.149)           0.458            2.985        24.66       11,805,411           0.63             0.63            2.40
         (0.195)(6)        0.206(6)         3.577(6)     11.96(2)        34,714           0.83(1)          0.83(1)         2.22(1)
         (0.153)           0.358            2.527        24.51        8,283,912           0.63             0.63            2.44
         (0.056)           0.042            1.150         8.68        1,549,698           0.51             0.51            5.87
         (0.055)           0.033            1.140         8.49          152,254           0.69             0.76            5.69
         (0.005)           0.114            1.108        11.99        1,033,043           0.52             0.52            6.54
         (0.005)           0.112            1.107        11.79           31,551           0.70             0.77            6.36
         (0.065)          (0.087)           0.994        (2.02)         978,861           0.52             0.52            6.09
         (0.065)(6)       (0.088)(6)        0.995(6)     (2.19)          15,818           0.70             0.77            5.91
         (0.054)           0.031            1.081         8.15          902,480           0.50             0.50            5.86
         (0.055)(6)        0.008(6)         1.083(6)      5.89(2)         5,285           0.69(1)          0.69(1)         5.54(1)
         (0.060)           0.050            1.050        11.35          552,870           0.51             0.51            6.58
         (0.038)              --            1.000         3.87        1,867,520           0.48             0.48            3.58
         (0.036)              --            1.000         3.68          152,129           0.66             0.73            3.40
         (0.059)              --            1.000         6.10        1,242,275           0.48             0.48            5.91
         (0.058)              --            1.000         5.91           36,270           0.66             0.73            5.73
         (0.070)              --            1.000         4.89        1,257,436           0.47             0.47            4.81
         (0.068)              --            1.000         4.71            8,804           0.65             0.72            4.63
         (0.051)              --            1.000         5.25          872,486           0.45             0.45            5.12
         (0.037)              --            1.000         3.76(2)         2,179           0.64(1)          0.64(1)         4.81(1)
         (0.049)              --            1.000         5.31          612,480           0.44             0.44            5.21

      -- RATIOS AND SUPPLEMENTAL DATA --
----

      PORTFOLIO
      TURNOVER
       RATE(7)
      ---------
         61.0%
         61.0
         59.4
         59.4
         55.9
         55.9
         48.2
         48.2
         34.2
         34.2
         34.2
         40.4
         40.4
         38.4
         38.4
         36.7
         36.7
         36.1
        184.8
        184.8
        168.5
        168.5
        110.7
        110.7
        122.3
        122.3
        112.9(5)
           --
           --
           --
           --
           --
           --
           --
           --
           --

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD STOCK HLS FUND, INC.,
 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC. AND HARTFORD MONEY MARKET HLS FUND, INC.:
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for the two years then ended and the financial highlights for the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States.

Hartford, Connecticut
February 6, 2002                                             ARTHUR ANDERSEN LLP

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000 OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2001, the following Funds distributed long-term capital gains dividends as follows:

    Hartford Small Company HLS Fund, Inc. ......................  $   49,603
    Hartford Capital Appreciation HLS Fund, Inc. ...............   1,991,368
    Hartford International Opportunities HLS Fund, Inc. ........     121,430
    Hartford Stock HLS Fund, Inc. ..............................     497,691
    Hartford Dividend and Growth HLS Fund, Inc. ................     204,670
    Hartford Advisers HLS Fund, Inc. ...........................     431,149

 HARTFORD HLS MUTUAL FUNDS

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN      Director         Since 1995   Ms. Coleman has served as President        48        Ms. Coleman is a
(age 69)                                                  of Saint Joseph College since 1991                   Director of LeMoyne
c/o Hartford Mutual Funds                                 and President of Cashel House, Ltd.                  College, St. Francis
P.O. Box 2999                                             (retail) since 1985.                                 Hospital and
Hartford, CT 06104-2999                                                                                        Connecticut Higher
                                                                                                               Education Student
                                                                                                               Loan Administration.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director         Since 2001   Mr. Hill is Partner Emeritus and a         48        None
(age 56)                                                  founding partner of TSG Capital
c/o Hartford Mutual Funds                                 Group, a private equity investment
P.O. Box 2999                                             firm that serves as sponsor and lead
Hartford, CT 06104-2999                                   investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill is
                                                          also a Partner of TSG Ventures L.P.,
                                                          a private equity investment company
                                                          that invests primarily in
                                                          minority-owned small businesses. Mr.
                                                          Hill currently serves as Chairman of
                                                          the City of Stamford, CT Planning
                                                          Board and a director of the Stamford
                                                          Cultural Development Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL    Director         Since 1992   The Honorable William A. O'Neill           48        None
(age 71)                                                  served as Governor of the State of
c/o Hartford Mutual Funds                                 Connecticut from 1980 until 1991. He
P.O. Box 2999                                             is presently retired.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.  Director         Since 1977   Mr. Pryor has served as Managing           48        Mr. Pryor is a
(age 68)                                                  Director of Pryor & Clark Company                    Director of Pryor &
c/o Hartford Mutual Funds                                 (real estate investment), Hartford,                  Clark Company,
P.O. Box 2999                                             Connecticut, since June, 1992.                       Corcap, Inc.
Hartford, CT 06104-2999                                                                                        (inactive
                                                                                                               corporation),
                                                                                                               Hoosier Magnetics,
                                                                                                               Inc. (manufacturer
                                                                                                               of magnetic ferrite
                                                                                                               materials), Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software company)
                                                                                                               and CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER        Director         Since 1978   Mr. Springer currently serves as           48        Mr. Springer is a
(age 70)                                                  Chairman of Medspan, Inc. (health                    Director of Hartford
c/o Hartford Mutual Funds                                 maintenance organization).                           Hospital, and CHS
P.O. Box 2999                                                                                                  Insurance Ltd.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       79        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------
DEIRDRE MCGUIRE             Vice President   Since 2001   Ms. McGuire has served as a               N/A        N/A
(age 41)                                                  Portfolio Manager for Hartford Life
c/o Hartford Mutual Funds                                 Insurance Company and its affiliates
P.O. Box 2999                                             since 1992. Ms. McGuire joined the
Hartford, CT 06104-2999                                   company in 1983. Ms. McGuire is an
                                                          associate in the Society of
                                                          Actuaries and a Chartered Financial
                                                          Analyst.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER JAMES COSTA     Assistant        Since 1997   Mr. Costa has served as the Tax           N/A        N/A
(age 37)                    Secretary                     Manager of The Hartford-Sponsored
c/o Hartford Mutual Funds                                 Mutual Funds since July 1996.
P.O. Box 2999                                             Formerly he served as the Tax
Hartford, CT 06104-2999                                   Manager and Assistant Treasurer of
                                                          The Phoenix Mutual Funds from June
                                                          1994 to June 1996 and as a Tax
                                                          Consultant with Arthur Andersen LLP
                                                          from September 1990 to June 1994.
-----------------------------------------------------------------------------------------------------------------------------------

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 97.9%
             BERMUDA -- 3.4%
    14,276   Accenture Ltd. ..................   $   384,310
                                                 -----------
             BRAZIL -- 2.0%
    10,404   Embraer Aircraft Corporation,
               ADR............................       230,241
                                                 -----------
             CANADA -- 6.5%
     5,340   Canadian National Railway
               Company........................       257,815
     5,196   Shaw Communications Inc. ........       109,955
    24,436   Westjet Airlines Ltd. ...........       363,869
                                                 -----------
                                                     731,639
                                                 -----------
             CHINA -- 2.0%
     6,248   Aluminum Corporation of China
               Ltd., ADR(!)...................       109,215
     6,000   CNOOC Ltd., ADR..................       115,800
                                                 -----------
                                                     225,015
                                                 -----------
             DENMARK -- 1.3%
     3,556   Novo Nordisk A/S, Class B........       145,427
                                                 -----------
             FRANCE -- 5.7%
    11,290   JC Decaux SA(!)..................       126,159
    17,014   Orange SA(!).....................       154,218
     7,992   Thomson Multimedia(!)............       245,503
       867   TotalFinaElf SA..................       123,824
                                                 -----------
                                                     649,704
                                                 -----------
             GERMANY -- 12.9%
     9,370   AWD Holdings AG..................       221,089
    10,226   Bayerische Motoren Werke (BMW)
               AG(a)..........................       360,109
     4,792   KarstadtQuelle AG................       187,311
     1,259   Muenchener Rueckversicherungs-
               Gesellschaft AG-...............       341,906
       917   Porsche AG, Preferred(a).........       350,274
                                                 -----------
                                                   1,460,689
                                                 -----------
             HONG KONG -- 1.9%
   118,830   Clear Media Ltd.(!)..............        86,861
    54,000   Wharf (Holdings) Ltd. ...........       131,920
                                                 -----------
                                                     218,781
                                                 -----------
             IRELAND -- 3.8%
    13,590   Ryanair Holdings plc, ADR(!)......       435,559
                                                 -----------
             ITALY -- 3.7%
     6,027   Assicurazioni Generali SpA.......       167,432
    99,750   IntesaBci SpA(!).................       249,575
                                                 -----------
                                                     417,007
                                                 -----------
             JAPAN -- 3.1%
    49,000   Nissan Motor Company, Ltd. ......       259,843
         8   NTT DoCoMo, Inc. ................        94,003
                                                 -----------
                                                     353,846
                                                 -----------
             MEXICO -- 3.2%
     4,600   Cemex SA de CV, ADR..............       113,620
    91,286   Wal-Mart de Mexico SA de CV,
               Series V.......................       248,912
                                                 -----------
                                                     362,532
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             NETHERLANDS -- 12.8%
    14,890   Heineken Holding NV 'A'..........   $   424,254
     7,685   Koninklijke Ahold NV(!)..........       223,618
    14,277   KPNQwest N.V.(!).................       102,081
     8,056   TPG NV...........................       174,304
     5,892   Unilever NV......................       345,462
     5,882   VNU NV...........................       180,739
                                                 -----------
                                                   1,450,458
                                                 -----------
             PORTUGAL -- 1.0%
    14,950   Portugal Telecom, SGPS, SA
               (REGD)(!)......................       116,474
                                                 -----------
             SOUTH KOREA -- 4.1%
     6,420   Kookmin Bank(!)...................       243,408
     1,020   Samsung Electronics..............       216,658
                                                 -----------
                                                     460,066
                                                 -----------
             SPAIN -- 7.8%
    55,500   Corporacion Mapfre, SA...........       321,703
     8,596   Flextronics International
               Ltd.(!)........................       206,218
    12,244   INDITEX(!).......................       233,411
     5,128   Sogecable, SA(!).................       118,714
                                                 -----------
                                                     880,046
                                                 -----------
             SWITZERLAND -- 8.1%
     4,674   Converium Holding AG(!)..........       227,183
     9,206   UBS AG (REGD)(!).................       464,652
       970   Zurich Financial Services AG.....       227,558
                                                 -----------
                                                     919,393
                                                 -----------
             UNITED KINGDOM -- 14.6%
     9,622   Amdocs Ltd.(!)...................       326,859
    20,678   Arm Holdings plc(!)..............       108,040
     6,373   GlaxoSmithKline plc..............       159,812
    27,122   Northern Rock plc................       249,076
    13,086   Royal Bank of Scotland-..........       318,437
    15,396   Smiths Group plc.................       151,697
   128,154   Vodafone Group plc...............       335,259
                                                 -----------
                                                   1,649,180
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $9,601,097)..............    11,090,367
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 1.8%
             (Cost $199,992)
$  200,000   Federal Home Loan Bank
             Discount note 01/02/02...........       199,984
                                                 -----------

  SHARES
----------
             INVESTMENT COMPANIES -- 0.5%
             (Cost $58,000)
    58,000   Nations Cash Reserves#...........        58,000
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                    VALUE
------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $9,859,089*)......  100.2%  $11,348,351
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (0.2)%
             Cash.............................   $    16,451
             Receivable for investment
               securities sold................       241,815
             Receivable for Fund shares
               sold...........................         8,634
             Dividends receivable.............        18,200
             Interest receivable..............            84
             Receivable from investment
               advisor........................         9,758
             Unamortized organization costs...         4,739
             Payable for Fund shares
               redeemed.......................        (3,228)
             Administration fee payable.......        (2,072)
             Payable for investment securities
               purchased......................      (221,777)
             Accrued Trustees' fees and
               expenses.......................       (39,485)
             Accrued expenses and other
               liabilities....................       (51,586)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............       (18,467)
                                                 -----------
             NET ASSETS................  100.0%  $11,329,884
                                                 ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold...............   $(4,007,946)
             Net unrealized appreciation of
               investments, foreign currency
               and net other assets...........     1,489,928
             Paid-in capital..................    13,847,902
                                                 -----------
             NET ASSETS.......................   $11,329,884
                                                 ===========
             NET ASSET VALUE PER SHARE
               ($11,329,884 / 1,084,974 shares
               of common stock outstanding)...        $10.44
                                                      ======

---------------

 * Federal income tax information (see Note 9).

  - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

 (a) Foreign security.

Abbreviations:
ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 2

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

At December 31, 2001, sector diversification was as follows:

                                                                   % OF NET
SECTOR DIVERSIFICATION                                              ASSETS              VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................          9.9%          $    1,128,894
Insurance...................................................          9.3                1,058,224
Commercial banking..........................................          9.1                1,026,497
Automotive..................................................          8.6                  970,226
Airlines....................................................          7.1                  799,428
Media.......................................................          4.0                  451,078
Department and discount stores..............................          3.9                  436,223
Railroads, trucking and shipping............................          3.8                  432,119
Commercial services.........................................          3.7                  424,254
Consumer services...........................................          3.4                  384,310
Food products...............................................          3.0                  345,462
Publishing and advertising..................................          2.7                  306,898
Conglomerates...............................................          2.5                  283,617
Consumer credit and mortgages...............................          2.2                  249,076
Banking.....................................................          2.2                  249,575
Integrated oil..............................................          2.1                  239,624
Aerospace and defense.......................................          2.0                  230,241
Financial services..........................................          2.0                  227,558
Food and drug stores........................................          2.0                  223,618
Finance -- Miscellaneous....................................          2.0                  221,089
Other.......................................................         12.4                1,402,356
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         97.9               11,090,367
SHORT TERM INVESTMENTS......................................          1.8                  199,984
INVESTMENTS COMPANIES.......................................          0.5                   58,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        100.2               11,348,351
OTHER ASSETS AND LIABILITIES (NET)..........................         (0.2)                 (18,467)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%              11,329,884
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 94.7%
            ARGENTINA -- 0.1%
   1,700    Telecom Argentina Stet -- France
              Telecom SA, ADR...................   $    11,084
                                                   -----------
            BRAZIL -- 4.9%
     780    Banco Bradesco SA, ADR..............        20,046
     230    Brasil Telecom Participacoes SA,
              ADR...............................         9,540
  25,500    Centrais Eletricas Brasileiras SA,
              ADR...............................       183,758
   7,200    Companhia Vale do Rio Doce, ADR.....       169,992
   4,910    Petroleo Brasileiro SA-'A', ADR.....       109,149
   4,800    Tele Norte Leste Participacoes SA,
              ADR...............................        75,024
                                                   -----------
                                                       567,509
                                                   -----------
            CANADA -- 0.1%
     610    TELUS Corporation, Non Voting
              Shares............................         8,815
                                                   -----------
            CHINA -- 0.9%
   5,996    PetroChina Company Ltd., ADR........       106,729
                                                   -----------
            FRANCE -- 6.2%
  15,910    Alcatel SA, ADR.....................       263,311
   1,540    Alstom SA, ADR......................        17,479
     330    Cereol(!)...........................         8,359
   4,550    Compagnie Generale des
              Etablissements Michelin...........       150,100
  15,300    European Aeronautic Defence and
              Space Company.....................       185,818
   5,500    Nexans SA(!)........................        79,383
     330    Provimi(!)..........................         6,264
                                                   -----------
                                                       710,714
                                                   -----------
            GERMANY -- 7.0%
   4,500    BASF AG, ADR........................       170,595
   4,930    Bayerische Hypo-und Vereinsbank AG,
              ADR...............................       149,902
   3,700    DaimlerChrysler AG..................       154,179
   9,390    Deutsche Telekom AG, ADR............       158,691
   3,290    E.On AG, ADR........................       169,468
                                                   -----------
                                                       802,835
                                                   -----------
            HONG KONG -- 1.0%
  20,520    Swire Pacific, Ltd. 'A', ADR........       111,838
                                                   -----------
            IRELAND -- 1.8%
   7,920    Allied Irish Banks plc, ADR.........       182,952
     560    Bank of Ireland, ADR................        20,462
                                                   -----------
                                                       203,414
                                                   -----------
            ITALY -- 3.1%
   2,370    ENI SpA, ADR........................       146,845
   2,400    Telecom Italia SpA, ADR.............       205,200
                                                   -----------
                                                       352,045
                                                   -----------
            JAPAN -- 19.7%
   2,000    Daiichi Pharmaceutical Company,
              Ltd. .............................        38,913
  19,000    Daiwa House Industry Company,
              Ltd. .............................       108,439
   4,410    Hitachi, Ltd., ADR..................       322,768
      38    Japan Tobacco, Inc. ................       239,204
   6,010    Komatsu Ltd., ADR...................        86,028
  21,000    Matsushita Electric Industrial
              Company Ltd., ADR.................       264,600
  45,000    Mitsubishi Heavy Industries,
              Ltd. .............................       120,174
  35,980    Mitsubishi Tokyo Financial Group
              Inc.(!)...........................       232,791
  56,000    Nippon Mitsubishi Oil Corporation...       213,643

 SHARES                                               VALUE
--------------------------------------------------------------
            JAPAN -- (CONTINUED)
  10,500    Nippon Telegraph and Telephone
              Corporation, ADR..................   $   170,100
   4,000    Ono Pharmaceutical Company, Ltd. ...       120,251
  37,900    Sumitomo Mitsui Banking Corporation,
              ADR...............................       160,495
   2,500    TDK Corporation, ADR................       121,250
   2,000    Tokio Marine & Fire Insurance
              Company, Ltd., ADR................        73,200
                                                   -----------
                                                     2,271,856
                                                   -----------
            MEXICO -- 4.4%
   9,660    America Movil SA de CV 'L', ADR(!)..       188,177
   9,190    Telefonos de Mexico SA de CV 'L',
              ADR...............................       321,833
                                                   -----------
                                                       510,010
                                                   -----------
            NETHERLANDS -- 3.4%
   8,770    ABN AMRO Holding NV, ADR............       142,776
   2,620    Akzo Nobel NV, ADR..................       117,507
   5,650    Wolters Kluwer NV, ADR..............       128,783
                                                   -----------
                                                       389,066
                                                   -----------
            NEW ZEALAND -- 0.8%
   5,760    Telecom Corporation of New Zealand
              Ltd., ADR.........................        96,480
                                                   -----------
            PORTUGAL -- 0.8%
  12,192    Portugal Telecommunications, SGPS,
              SA, ADR(!)........................        92,781
                                                   -----------
            SINGAPORE -- 3.0%
   3,410    DBS Group Holdings Ltd., ADR........       101,940
   3,200    Jardine Matheson Holdings, Ltd.,
              ADR...............................        18,880
  26,000    Overseas-Chinese Banking Corporation
              Ltd. .............................       154,888
  12,300    Singapore Airlines Ltd. ............        73,274
                                                   -----------
                                                       348,982
                                                   -----------
            SOUTH AFRICA -- 1.9%
  33,340    South African Breweries plc, ADR....       219,580
                                                   -----------
            SOUTH KOREA -- 3.7%
  14,180    Korea Electric Power Corporation,
              ADR(!)............................       129,747
   8,880    Korea Telecom Corporation, ADR......       180,530
   4,810    Pohang Iron & Steel Company Ltd.,
              ADR...............................       110,630
                                                   -----------
                                                       420,907
                                                   -----------
            SPAIN -- 8.4%
   7,450    Altadis, SA(!)......................       126,698
  25,670    Banco Bilbao Vizcaya Argentaria SA,
              ADR...............................       319,591
  21,700    Repsol YPF SA, ADR..................       315,301
   5,100    Telefonica SA, ADR(!)...............       204,408
                                                   -----------
                                                       965,998
                                                   -----------
            SWITZERLAND -- 4.4%
   6,330    Swisscom AG, ADR....................       175,658
  14,100    Zurich Financial Services AG, ADR...       330,780
                                                   -----------
                                                       506,438
                                                   -----------
            UNITED KINGDOM -- 18.7%
  17,520    BAE Systems plc, ADR................       315,416
   2,640    BOC Group plc, ADR..................        81,602

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                               VALUE
--------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
   8,780    British American Tobacco plc, ADR...   $   149,260
   1,230    British Energy plc, ADR.............        16,826
   3,112    BT Group plc, ADR(!)................       114,366
   9,930    Corus Group plc, ADR(!).............       103,570
   4,318    Diageo plc, ADR.....................       199,794
  31,400    Friends Provident plc(!)...........        91,399
   4,330    HSBC Holdings plc, ADR..............       258,543
   9,950    Imperial Chemical Industries plc,
              ADR...............................       217,408
     300    Innogy Holdings plc, ADR............         8,340
  45,050    Invensys plc, ADR(!)................       158,013
   6,380    Marks & Spencer plc, ADR............       203,350
   1,812    mmO2 plc, ADR(!)....................        22,831
   1,280    Rolls-Royce plc, ADR................        15,462
   5,810    Unilever plc, ADR...................       193,300
                                                   -----------
                                                     2,149,480
                                                   -----------
            VENEZUELA -- 0.4%
   3,243    Cia Anonima Nacional Telefonos de
              Venezuela, ADR....................        45,564
                                                   -----------
            TOTAL COMMON STOCKS
              (Cost $11,544,349)................    10,892,125
                                                   -----------
            PREFERRED STOCKS -- 0.8%
            BRAZIL -- 0.8%
     530    Companhia de Bebidas das Americas,
              ADR...............................        10,754
   2,080    Telecomunicacoes Brasileiras SA -
              Telebras, ADR.....................        83,200
                                                   -----------
                                                        93,954
                                                   -----------
            TOTAL PREFERRED STOCKS
              (Cost $117,014)...................        93,954
                                                   -----------
            INVESTMENT COMPANIES -- 4.3%
            (Cost $494,000)
 494,000    Nations Cash Reserves#..............       494,000
                                                   -----------
            TOTAL INVESTMENTS
              (Cost $12,155,363*)........   99.8%   11,480,079
                                                   -----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................    0.2%
            Cash................................   $     1,852
            Receivable for Fund shares sold.....        74,244
            Dividends receivable................        18,239
            Interest receivable.................           831
            Receivable from investment
              advisor...........................         6,328
            Payable for Fund shares redeemed....        (7,282)
            Administration fee payable..........        (2,018)
            Accrued Trustees' fees and
              expenses..........................       (29,392)
            Accrued expenses and other
              liabilities.......................       (36,684)
                                                   -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................        26,118
                                                   -----------
            NET ASSETS...................  100.0%  $11,506,197
                                                   ===========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income............................   $     3,651
            Accumulated net realized gain on
              investments sold..................         2,551
            Net unrealized depreciation of
              investments, foreign currency and
              net other assets..................      (675,273)
            Paid-in capital.....................    12,175,268
                                                   -----------
            NET ASSETS..........................   $11,506,197
                                                   ===========
            NET ASSET VALUE PER SHARE
              ($11,506,197 / 1,370,170 shares of
              common stock outstanding).........         $8.40
                                                   ===========

---------------

* Federal income tax information (see Note 9).

(!) Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.


Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

At December 31, 2001, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................         18.2%          $    2,081,082
Commercial banking..........................................         13.9                1,594,484
Integrated oil..............................................          5.9                  678,024
Aerospace and defense.......................................          4.5                  516,696
Tobacco.....................................................          4.5                  515,162
Financial services..........................................          4.0                  461,498
Beverages...................................................          3.6                  419,374
Electrical equipment........................................          3.6                  419,630
Chemicals -- Specialty......................................          3.2                  369,704
Heavy machinery.............................................          3.2                  364,215
Housing and furnishing......................................          3.2                  373,039
Electric power -- Non nuclear...............................          3.1                  361,566
Automotive..................................................          2.6                  304,279
Metals and mining...........................................          2.4                  280,622
Networking and telecommunications equipment.................          2.3                  263,311
Chemicals -- Basic..........................................          1.9                  217,408
Energy -- Miscellaneous.....................................          1.9                  213,643
Food products...............................................          1.8                  207,923
Department and discount stores..............................          1.8                  203,350
Insurance...................................................          1.4                  164,599
Other.......................................................          7.7                  882,516
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         94.7               10,892,125
PREFERRED STOCKS............................................          0.8                   93,954
INVESTMENT COMPANIES........................................          4.3                  494,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................         99.8               11,480,079
OTHER ASSETS AND LIABILITIES (NET)..........................          0.2                   26,118
                                                                ----------           -------------
NET ASSETS..................................................        100.0%              11,506,197
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                          VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 96.3%
              AEROSPACE AND DEFENSE -- 9.7%
     59,544   General Dynamics
                Corporation.................   $  4,742,084
    142,190   Lockheed Martin Corporation...      6,636,007
                                               ------------
                                                 11,378,091
                                               ------------
              AIRLINES -- 2.4%
    150,239   Southwest Airlines Company....      2,776,417
                                               ------------
              AUTOMOTIVE -- 3.3%
     93,248   Bayerische Motoren Werke (BMW)
                AG(a).......................      3,283,731
      1,598   Porsche AG, Preferred##(a)....        610,402
                                               ------------
                                                  3,894,133
                                               ------------
              BEVERAGES -- 4.2%
     33,159   Anheuser-Busch Companies,
                Inc. .......................      1,499,118
     69,698   PepsiCo, Inc. ................      3,393,596
                                               ------------
                                                  4,892,714
                                               ------------
              COMMERCIAL BANKING -- 5.5%
    128,194   Citigroup Inc. ...............      6,471,233
                                               ------------
              COMPUTERS AND OFFICE
                EQUIPMENT -- 4.9%
     47,556   International Business
                Machines Corporation........      5,752,374
                                               ------------
              CONSUMER CREDIT AND
                MORTGAGES -- 7.9%
     54,992   Fannie Mae....................      4,371,864
     57,538   USA Education Inc. ...........      4,834,343
                                               ------------
                                                  9,206,207
                                               ------------
              DEPARTMENT AND DISCOUNT
                STORES -- 7.1%
    106,850   Costco Wholesale
                Corporation(!)..............      4,742,003
     61,433   Wal-Mart Stores, Inc. ........      3,535,469
                                               ------------
                                                  8,277,472
                                               ------------
              DIVERSIFIED MANUFACTURING -- 3.9%
     78,034   Tyco International Ltd. ......      4,596,203
                                               ------------
              HEALTH SERVICES -- 13.5%
     32,574   Quest Diagnostics Inc.(!).....      2,335,882
    124,216   Tenet Healthcare
                Corporation(!)..............      7,293,963
     84,258   UnitedHealth Group Inc. ......      5,962,938
                                               ------------
                                                 15,592,783
                                               ------------
              INVESTMENT SERVICES -- 5.2%
     90,210   Lehman Brothers Holdings
                Inc. .......................      6,026,028
                                               ------------
              LODGING AND RECREATION -- 1.9%
     48,499   Four Seasons Hotels Inc.##....      2,267,813
                                               ------------
              MEDICAL DEVICES AND
                SUPPLIES -- 4.4%
     87,186   Johnson & Johnson.............      5,152,693
                                               ------------
              NETWORKING AND
                TELECOMMUNICATIONS
                EQUIPMENT -- 6.4%
    252,580   Cisco Systems, Inc.(!)........      4,574,224
     58,458   QUALCOMM Inc.(!)..............      2,952,129
                                               ------------
                                                  7,526,353
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
              RAILROADS, TRUCKING AND
                SHIPPING -- 0.5%
     11,158   FedEx Corporation(!)..........   $    578,877
                                               ------------
              SEMICONDUCTORS -- 1.0%
     28,440   Applied Materials, Inc.(!)....      1,140,444
                                               ------------
              SOFTWARE -- 4.6%
     80,932   Microsoft Corporation(!)......      5,361,745
                                               ------------
              SPECIALTY STORES -- 9.9%
    101,386   Home Depot, Inc. .............      5,171,700
    201,451   Tiffany & Company.............      6,339,663
                                               ------------
                                                 11,511,363
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $100,955,984).........    112,402,943
                                               ------------
 PRINCIPAL
  AMOUNT
-----------
              SHORT TERM INVESTMENTS -- 2.9%
                (Cost $3,399,863)
$ 3,400,000   Federal Home Loan Bank
                Discount note 01/02/02......      3,399,726
                                               ------------

  SHARES
-----------
              INVESTMENT COMPANIES -- 2.3%
                (Cost $2,660,331)
  2,660,331   Nations Cash Reserves#........      2,660,331
                                                ------------
              TOTAL INVESTMENTS
                (Cost
                $107,016,178*)........  101.5%   118,463,000
                                                ------------
              OTHER ASSETS AND
                LIABILITIES (NET).....   (1.5)%
              Cash...........................   $        990
              Receivable for investment
                securities sold..............      2,048,735
              Receivable for Fund shares
                sold.........................         21,334
              Dividends receivable...........         26,252
              Interest receivable............             95
              Unamortized organization
                costs........................          4,739
              Collateral on securities
                loaned.......................     (2,642,331)
              Payable for Fund shares
                redeemed.....................        (93,458)
              Investment advisory fee
                payable......................        (73,578)
              Administration fee payable.....        (22,569)
              Payable for investment
                securities purchased.........       (897,413)
              Accrued Trustees' fees and
                expenses.....................        (39,420)
              Accrued expenses and other
                liabilities..................        (56,930)
                                                ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)............     (1,723,554)
                                                ------------
              NET ASSETS..............  100.0%  $116,739,446
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                   VALUE
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Accumulated net realized loss
                on investments sold..........   $(31,437,472)
              Net unrealized appreciation of
                investments..................     11,446,822
              Paid-in capital................    136,730,096
                                                ------------
              NET ASSETS.....................   $116,739,446
                                                ============
              NET ASSET VALUE PER SHARE
                ($116,739,446 / 8,701,727
                shares of common stock
                outstanding).................         $13.42
                                                      ------
                                                      ------

---------------

 * Federal income tax information (see Note 9).

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,642,331.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $2,679,585 and $2,535,269, respectively.

(a) Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.3%
            AEROSPACE AND DEFENSE -- 0.7%
      550   Esterline Technologies
              Corporation(!)..................   $     8,806
      850   Teledyne Technologies Inc.(!).....        13,847
    1,980   Triumph Group, Inc.(!)............        64,349
                                                 -----------
                                                      87,002
                                                 -----------
            AIRLINES -- 0.5%
    1,125   Atlantic Coast Airlines Holdings,
              Inc.(!).........................        26,201
    1,500   SkyWest, Inc. ....................        38,175
                                                 -----------
                                                      64,376
                                                 -----------
            APPAREL AND TEXTILES -- 3.3%
    2,800   Columbia Sportswear Company(!)....        93,240
      275   K-Swiss Inc., Class A.............         9,144
      600   Kellwood Company##................        14,406
      325   Oshkosh B'Gosh Inc. ..............        13,631
      200   Oxford Industries Inc. ...........         4,720
      725   Phillips-Van Heusen Corporation...         7,903
    6,500   Quiksilver, Inc.(!)...............       111,799
      850   Russell Corporation...............        12,759
    1,100   Stride Rite Corporation...........         7,205
    1,050   Timberland Company, Class A(!)....        38,934
    6,287   Vans, Inc.(!).....................        80,096
    1,100   Wolverine World Wide..............        16,555
                                                 -----------
                                                     410,392
                                                 -----------
            AUTOMOTIVE -- 0.0%+
      675   Intermet Corporation..............         2,261
                                                 -----------
            BEVERAGES -- 1.2%
    3,622   Constellation Brands, Inc.(!).....       155,203
                                                 -----------
            BROADCASTING AND CABLE -- 1.2%
    3,060   Entercom Communications
              Corporation(!)..................       153,000
                                                 -----------
            CHEMICALS -- SPECIALTY -- 0.9%
    5,500   Agrium Inc. ......................        58,300
      400   Rogers Corporation(!).............        12,120
      750   Scotts Company, Class A(!)........        35,700
      375   TETRA Technologies Inc.(!)........         7,856
                                                 -----------
                                                     113,976
                                                 -----------
            COMMERCIAL BANKING -- 3.5%
    1,800   City National Corporation.........        84,329
      750   Downey Financial Corporation......        30,938
      300   GBC Bancorp.......................         8,850
    6,000   National Commerce Financial
              Corporation.....................       151,799
    1,266   Promistar Financial Corporation...        30,954
      735   Provident Bankshares
              Corporation.....................        17,861
    1,150   South Financial Group, Inc. ......        20,413
    1,900   Staten Island Bancorp, Inc. ......        30,989
    1,050   Sterling Bancshares, Inc. ........        13,146
    1,897   TrustCo Bank Corporation NY.......        23,845
      600   Whitney Holding Corporation.......        26,310
                                                 -----------
                                                     439,434
                                                 -----------
            COMMERCIAL SERVICES -- 4.6%
    4,540   Catalina Marketing
              Corporation(!)...................       157,537
   14,946   Encompass Services
              Corporation(!)...................        43,343
      425   F.Y.I. Inc.(!).....................        14,238
      550   Franklin Covey Company(!)..........         3,317

 SHARES                                             VALUE
------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
      950   Global Payments Inc. .............   $    32,680
      325   Insurance Auto Auctions Inc.(!)...         4,716
    3,200   Iron Mountain Inc.(!).............       140,159
      650   Pegasus Solutions Inc.(!).........         9,230
    2,818   SmartForce plc -- Sponsored
              ADR(!)...........................       69,746
    1,343   Tetra Tech, Inc.(!)...............        26,739
    6,000   Trammell Crow Company(!)..........        70,200
      450   URS Corporation(!)................        12,335
                                                 -----------
                                                     584,240
                                                 -----------
            COMPUTER SERVICES -- 0.6%
      562   Fair, Issac and Company Inc. .....        35,417
      400   QRS Corporation(!)................         5,640
      750   Radiant Systems, Inc.(!)..........         8,625
    1,050   Tier Technologies, Inc., Class
              B(!)............................        22,638
      450   Zixit Corporation(!)##............         2,277
                                                 -----------
                                                      74,597
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
    4,200   Avocent Corporation(!)............       101,849
      600   Brady Corporation, Class A........        21,960
      675   Hutchinson Technology, Inc.(!)....        15,674
      575   Mercury Computer Systems,
              Inc.(!).........................        22,488
      475   Micros Systems, Inc.(!)...........        11,923
    1,375   Pinnacle Systems, Inc.(!).........        10,918
      425   Standard Microsystems
              Corporation(!)..................         6,596
      850   Zebra Technologies Corporation,
              Class A(!)......................        47,183
                                                 -----------
                                                     238,591
                                                 -----------
            CONGLOMERATES -- 0.2%
      850   Advanced Energy Industries,
              Inc.(!).........................        22,644
                                                 -----------
            CONSUMER SERVICES -- 0.8%
      350   New England Business Service,
              Inc. ...........................         6,703
    2,875   Rent-A-Center, Inc.(!).............        96,513
                                                 -----------
                                                     103,216
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.1%
      350   Factory 2-U Stores Inc.(!)........         7,014
                                                 -----------
            DIVERSIFIED ELECTRONICS -- 3.7%
   11,850   Aeroflex, Inc.(!).................       224,320
      350   Analogic Corporation..............        13,479
    5,654   Anaren Microwave, Inc.(!).........        97,927
      525   Benchmark Electronics, Inc.(!)....         9,954
    1,131   Dionex Corporation(!).............        28,852
      850   Harman International Industries...        38,335
      600   Helix Technology Corporation......        13,530
      400   Itron Inc.(!).....................        12,120
      950   Methode Electronics Inc., Class
              A...............................         7,600
      300   Ultimate Electronics, Inc.(!).....         9,000
    1,389   Vialta, Inc.(!)##.................         1,722
      563   Vishay Intertechnology, Inc.(!)...        10,979
                                                 -----------
                                                     467,818
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 2.2%
    2,675   Actuant Corporation, Class A(!)...        89,879
    5,500   DDi Corporation(!)................        54,120
    2,400   Delta and Pine Land Company.......        54,312
      425   Lydall Inc.(!)....................         4,250
      825   Roper Industries, Inc. ...........        40,838

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- (CONTINUED)
      325   Simpson Manufacturing Company,
              Inc. ...........................   $    18,623
      700   Watts Industries, Inc., Class A...        10,500
                                                 -----------
                                                     272,522
                                                 -----------
            EDUCATION -- 2.4%
    7,100   Career Education Corporation(!)...       243,388
    1,531   Education Management
              Corporation(!)..................        55,499
                                                 -----------
                                                     298,887
                                                 -----------
            ELECTRICAL EQUIPMENT -- 0.1%
      408   Intermagnetics General
              Corporation(!)..................        10,567
      600   Magnetek, Inc.(!).................         5,406
                                                 -----------
                                                      15,973
                                                 -----------
            ENERGY -- MISCELLANEOUS -- 2.1%
    6,900   Kinder Morgan Energy Partners,
              LP.............................       260,958
      875   Systems & Computer Technology
              Corporation(!).................         9,048
                                                 -----------
                                                     270,006
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.7%
      129   Kerr-McGee Corporation............         7,069
      475   Nuevo Energy Company(!)...........         7,125
    1,425   Pogo Producing Company............        37,435
      675   Southwestern Energy Company(!)....         7,020
    1,675   Vintage Petroleum, Inc. ..........        24,204
                                                 -----------
                                                      82,853
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 1.6%
    4,200   Boston Private Financial Holdings,
              Inc. ...........................        92,694
    2,634   Investment Technology Group,
              Inc. ...........................       102,910
                                                 -----------
                                                     195,604
                                                 -----------
            FOOD AND DRUG STORES -- 0.7%
    3,149   Fleming Companies, Inc.##.........        58,256
    1,025   The Great Atlantic & Pacific Tea
              Company, Inc.(!)................        24,375
                                                 -----------
                                                      82,631
                                                 -----------
            FOOD PRODUCTS -- 0.8%
      900   Performance Food Group
              Company(!)......................        31,653
    2,900   Smithfield Foods, Inc.(!).........        63,916
                                                 -----------
                                                      95,569
                                                 -----------
            HEALTH SERVICES -- 9.8%
    1,250   Centene Corporation(!)##..........        27,438
      425   IMPATH Inc.(!)##..................        18,917
      800   Invacare Corporation..............        26,968
      875   NDCHealth Corporation.............        30,231
    2,071   Neurocrine Biosciences, Inc.(!)...       106,263
    8,900   Orthodontic Centers of America,
              Inc.(!).........................       271,450
    7,700   Province Healthcare Company(!)....       237,622
    1,724   Rightchoice Managed Care,
              Inc.(!).........................       120,663
    4,600   Triad Hospitals, Inc.(!)..........       135,010
    2,540   Unilab Corporation(!).............        63,754
   12,365   US Oncology, Inc.(!)..............        93,232
    7,215   VCA Antech, Inc.(!)...............        87,446
                                                 -----------
                                                   1,218,994
                                                 -----------
            HEAVY MACHINERY -- 0.6%
      525   Applied Industrial Technologies,
              Inc. ...........................         9,791
      525   Astec Industries Inc.(!)..........         7,592

 SHARES                                             VALUE
------------------------------------------------------------
            HEAVY MACHINERY -- (CONTINUED)
      575   Briggs & Stratton Corporation.....   $    24,552
      900   Milacron Inc. ....................        14,229
    1,125   Paxar Corporation(!)..............        15,975
      300   Robbins & Myers, Inc. ............         7,023
                                                 -----------
                                                      79,162
                                                 -----------
            HOUSING AND FURNISHING -- 0.4%
      625   Applica Inc.(!)...................         5,631
    1,050   Ethan Allen Interiors Inc. .......        43,670
                                                 -----------
                                                      49,301
                                                 -----------
            INSURANCE -- 3.4%
    3,661   Clark/Bardes, Inc.(!).............        92,367
    4,500   Delphi Financial Group, Inc.,
              Class A.........................       149,849
      350   Hilb, Rogal and Hamilton
              Company.........................        19,618
    1,912   IPC Holdings, Ltd. ...............        56,595
      250   RLI Corporation...................        11,250
      250   SCPIE Holdings Inc. ..............         7,313
      675   Selective Insurance Group.........        14,668
    3,600   The Phoenix Companies, Inc.(!)....        66,600
      450   Zenith National Insurance.........        12,573
                                                 -----------
                                                     430,833
                                                 -----------
            INTEGRATED OIL -- 0.6%
      775   Cabot Oil & Gas Corporation.......        18,639
    1,125   Newfield Exploration Company(!)...        39,949
      625   Oceaneering International
              Inc.(!).........................        13,825
                                                 -----------
                                                      72,413
                                                 -----------
            INVESTMENT SERVICES -- 1.1%
    1,875   Eaton Vance Corporation...........        66,656
      650   Jefferies Group, Inc. ............        27,502
    1,275   Raymond James Financial, Inc. ....        45,288
                                                 -----------
                                                     139,446
                                                 -----------
            LODGING AND RECREATION -- 2.3%
    1,583   Ameristar Casinos, Inc.(!)........        39,654
    1,200   Prime Hospitality Corporation(!)..        13,260
    7,765   Shuffle Master, Inc.(!)...........       121,678
    9,800   Station Casinos, Inc.(!)..........       109,662
                                                 -----------
                                                     284,254
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 7.0%
      600   Arthrocare Corporation(!).........        10,758
      725   Coherent, Inc.(!).................        22,417
    3,575   Cooper Companies, Inc. ...........       178,678
      400   Datascope Corporation.............        13,568
      750   Diagnostic Products Corporation...        32,963
    8,712   Endocare, Inc.(!).................       156,205
    1,800   Enzon, Inc.(!)....................       101,304
    3,633   Exact Sciences Corporation(!)##...        37,275
      675   Haemonetics Corporation(!)........        22,896
      875   IDEXX Laboratories, Inc.(!).......        24,946
      550   INAMED Corporation(!).............        16,539
    1,200   Priority Healthcare Corporation,
              Class B(!)......................        42,228
      825   ResMed Inc.(!)##..................        44,484
      800   Respironics, Inc.(!)..............        27,712
      625   Sola International Inc.(!)........        12,125
      950   Sybron Dental Specialties,
              Inc.(!).........................        20,501
    1,100   Techne Corporation(!).............        40,535
      800   Theragenics Corporation(!)........         7,888

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
    1,700   Vital Signs Inc. .................   $    59,330
      580   Wright Medical Group, Inc.(!).....        10,382
                                                 -----------
                                                     882,734
                                                 -----------
            METALS AND MINING -- 0.6%
    2,118   Mueller Industries, Inc.(!).......        70,424
      300   Peabody Energy Corporation........         8,457
                                                 -----------
                                                      78,881
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 0.9%
    3,200   Energen Corporation...............        78,880
      350   NUI Holding Company...............         8,295
      850   Piedmont Natural Gas Company,
              Inc. ...........................        30,430
                                                 -----------
                                                     117,605
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              4.0%
    7,000   AudioCodes Ltd.(!)................        39,550
   14,000   C-COR Electronics(!)..............       203,979
    1,175   Cable Design Technologies
              Corporation(!)..................        16,074
      875   InterVoice-Brite, Inc.(!).........        11,200
      675   NYFIX, Inc.(!)##..................        13,514
    7,000   Proxim, Inc.(!)##.................        69,440
      675   Rainbow Technologies, Inc.(!).....         4,995
    5,018   REMEC, Inc.(!)....................        50,130
    4,200   Spectrian Corporation(!)##........        46,326
    1,685   Stratos Lightwave, Inc.(!)........        10,363
    1,200   Tollgrade Communications,
              Inc.(!).........................        40,020
                                                 -----------
                                                     505,591
                                                 -----------
            OILFIELD SERVICES -- 2.9%
    1,575   Atwood Oceanics, Inc.(!)..........        54,889
      850   Cal Dive International Inc.(!)....        20,978
      450   Dril-Quip(!)......................        10,845
      575   Offshore Logistics, Inc.(!).......        10,212
    4,700   Patterson-UTI Energy, Inc.(!).....       109,557
    2,050   Precision Drilling
              Corporation(!)..................        52,931
    7,100   Pride International, Inc.(!)......       107,210
                                                 -----------
                                                     366,622
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
      925   United Stationers Inc.(!).........        31,126
                                                 -----------
            PHARMACEUTICALS -- 9.5%
    6,300   Allos Therapeutics Inc.(!)........        43,722
    7,250   Alpharma Inc., Class A##..........       191,763
      450   ArQule Inc.(!)....................         7,650
    1,475   Bio-Technology General
              Corporation(!)..................        12,139
      850   Cephalon, Inc.(!).................        64,247
    1,679   Cubist Pharmaceuticals, Inc.(!)...        60,377
      725   Cygnus, Inc.(!)...................         3,806
    1,525   Enzo Biochem, Inc.(!)##...........        35,838
    3,600   Introgen Therapeutics, Inc.(!)....        19,944
    6,900   Martek Biosciences
              Corporation(!)..................       150,075
    2,000   Medicis Pharmaceutical
              Corporation, Class A(!).........       129,180
      450   MGI Pharma, Inc.(!)...............         6,876
      600   Noven Pharmaceuticals, Inc.(!)....        10,650
    1,800   OSI Pharmaceuticals, Inc.(!)......        82,332
      975   Regeneron Pharmaceuticals,
              Inc.(!).........................        27,456

 SHARES                                             VALUE
------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
    5,200   Shire Pharmaceuticals Group plc,
              ADR(!)..........................   $   190,320
      650   Syncor International
              Corporation(!)..................        18,616
    5,000   Vical, Inc.(!)....................        61,200
    7,800   Women First Healthcare, Inc.(!)...        77,922
                                                 -----------
                                                   1,194,113
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.3%
      750   John H. Harland Company...........        16,575
      850   Penton Media, Inc. ...............         5,321
      725   The Standard Register Company.....        13,434
                                                 -----------
                                                      35,330
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
      843   Heartland Express, Inc.(!)........        23,410
    2,756   Knight Transportation, Inc.(!)....        51,748
    4,000   RailAmerica, Inc.(!)-##...........        57,840
                                                 -----------
                                                     132,998
                                                 -----------
            RESTAURANTS -- 2.6%
    2,541   CEC Entertainment Inc.(!).........       110,254
    1,025   Jack in the Box Inc.(!)...........        28,229
      475   O'Charley's Inc.(!)...............         8,792
    1,202   Panera Bread Company, Class A(!)..        62,552
    5,100   RARE Hospitality International,
              Inc.(!).........................       114,954
      750   The Steak n Shake Company(!)......         8,280
                                                 -----------
                                                     333,061
                                                 -----------
            SEMICONDUCTORS -- 7.0%
      650   Actel Corporation(!)..............        12,942
    1,150   Alliance Semiconductor
              Corporation(!)..................        13,892
    3,868   Alpha Industries, Inc.(!).........        84,321
    1,900   AstroPower, Inc.(!)##.............        76,816
      800   ATMI, Inc.(!)##...................        19,080
      575   AXT, Inc.(!)......................         8,297
      450   Brooks Automation, Inc.(!)##......        18,302
      700   C&D Technologies, Inc. ...........        15,995
    4,300   Camtek Ltd.(!)....................        15,480
    2,291   Cree, Inc.(!)##...................        67,492
    2,400   Cymer, Inc.(!)....................        64,152
      475   Dupont Photomasks, Inc.(!)........        20,639
    1,644   Elantec Semiconductor, Inc.(!)....        63,130
      550   Electroglas, Inc.(!)..............         8,124
    1,175   ESS Technology, Inc.(!)...........        24,981
    1,300   Kulicke & Soffa Industries
              Inc.(!).........................        22,295
      180   LTX Corporation(!)................         3,769
    2,325   Oak Technology, Inc. .............        31,969
      675   Pericom Semiconductor
              Corporation(!)..................         9,788
      325   Photon Dynamics, Inc.(!)##........        14,836
      800   Photronics, Inc.(!)...............        25,080
      725   Power Integrations, Inc.(!).......        16,559
    3,075   PRI Automation, Inc.(!)...........        62,884
    6,826   Sipex Corporation(!)##............        87,713
      325   Supertex, Inc.(!).................         5,691
      875   Technitrol, Inc. .................        24,168
    2,853   TriQuint Semiconductor, Inc.(!)...        34,978
      850   Varian Semiconductor Equipment
              Associates, Inc.(!).............        29,402
                                                 -----------
                                                     882,775
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            SOFTWARE -- 4.4%
    1,100   American Management Systems(!)....   $    19,888
      675   Avid Technology, Inc.(!)..........         8,201
    1,600   Ciber Inc.(!).....................        15,120
    1,075   Dendrite International, Inc.(!)...        15,082
    5,075   Hyperion Solutions
              Corporation(!)..................       100,789
    5,475   Interwoven, Inc.(!)...............        53,327
      487   Kronos Inc.(!)....................        23,561
      630   Lawson Software, Inc.(!)..........         9,923
      375   MapInfo Corporation(!)............         5,884
      600   MRO Software, Inc.(!).............        14,028
    3,107   OTG Software, Inc.(!).............        31,070
      500   PC-Tel, Inc.(!)...................         4,855
      675   Phoenix Technologies Ltd.(!)......         7,857
    2,100   Precise Software Solutions
              Ltd.(!).........................        43,386
    7,481   TTI Team Telecom International
              Ltd.(!).........................       187,174
      900   Verity, Inc.(!)...................        18,225
                                                 -----------
                                                     558,370
                                                 -----------
            SPECIALTY STORES -- 4.9%
    2,750   American Eagle Outfitters,
              Inc.(!).........................        71,968
    1,175   Burlington Coat Factory Warehouse
              Corporation.....................        19,740
   10,100   Cato Corporation..................       190,889
        1   Chico's FAS, Inc.(!)##............            40
      825   Fossil, Inc.(!)...................        17,325
      525   Hot Topic, Inc.(!)##..............        16,480
    1,100   Insight Enterprises, Inc.(!)......        27,060
      225   Lillian Vernon Corporation........         1,496
    1,075   Linens 'N Things, Inc.(!).........        27,413
    1,375   O'Reilly Automotive Inc.(!).......        50,146
      850   Pacific Sunwear of California,
              Inc.(!).........................        17,357
    1,125   Stein Mart Inc.(!)................         9,405
    4,700   Too Inc.(!).......................       129,250
      925   Zale Corporation(!)...............        38,739
                                                 -----------
                                                     617,308
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.9%
    3,200   AirGate PCS, Inc.(!)..............       145,759
      750   Allen Telecom Inc.(!).............         6,375
    5,000   Alvarion Ltd.(!)..................        18,450
      450   Boston Communications Group,
              Inc.(!).........................         5,108
      350   Davox Corporation(!)..............         3,385
    1,400   General Communication, Inc., Class
              A(!)............................        11,942
    4,500   Gilat Satellite Networks
              Ltd.(!)##.......................        24,660
      600   Metro One Telecommunications,
              Inc.(!)##.......................        18,150
                                                 -----------
                                                     233,829
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $11,563,564)..............    12,482,555
                                                 -----------
            INVESTMENT COMPANIES -- 9.8%
            (Cost $1,235,911)
1,235,911   Nations Cash Reserves#............     1,235,911
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $12,799,475*)......  109.1%  $13,718,466
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (9.1)%
            Cash..............................   $       357
            Receivable for investment
              securities sold.................         3,097
            Receivable for Fund shares sold...        10,005
            Dividends receivable..............         3,911
            Interest receivable...............           708
            Unamortized organization costs....         4,739
            Miscellaneous receivables.........           313
            Collateral on securities loaned...      (957,911)
            Payable for Fund shares
              redeemed........................        (1,742)
            Investment advisory fee payable...        (7,465)
            Administration fee payable........        (2,329)
            Shareholder servicing and
              distribution fees payable.......       (53,691)
            Payable for investment securities
              purchased.......................       (46,154)
            Accrued Trustees' fees and
              expenses........................       (39,486)
            Accrued expenses and other
              liabilities.....................       (54,157)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................    (1,139,805)
                                                 -----------
            NET ASSETS.................  100.0%  $12,578,661
                                                 ===========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold and futures
              contracts.......................   $   (45,103)
            Net unrealized appreciation of
              investments.....................       918,991
            Paid-in capital...................    11,704,773
                                                 -----------
            NET ASSETS........................   $12,578,661
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($12,578,661 / 1,293,540 shares
              of common stock outstanding)....         $9.72
                                                 ===========

---------------

 *  Federal income tax information (see Note 9).

 - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(!) Non-income producing security.

 +  Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $957,911.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $973,408 and $912,556, respectively.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 83.3%
             AEROSPACE AND DEFENSE -- 2.1%
     2,128   Lockheed Martin Corporation......   $    99,314
                                                 -----------
             AIRLINES -- 5.7%
     1,534   Delta Air Lines, Inc. ...........        44,885
     4,976   Frontier Airlines, Inc.(!).......        84,592
     5,784   SkyWest, Inc. ...................       147,203
                                                 -----------
                                                     276,680
                                                 -----------
             AUTOMOTIVE -- 0.9%
     1,228   Bayerische Motoren Werke (BMW)
               AG(a)..........................        43,244
                                                 -----------
             CHEMICALS -- SPECIALTY -- 2.8%
     1,266   Millipore Corporation............        76,847
     2,664   Symyx Technologies Inc.(!).......        56,583
                                                 -----------
                                                     133,430
                                                 -----------
             COMMERCIAL BANKING -- 3.5%
     3,391   Citigroup Inc. ..................       171,178
                                                 -----------
             CONSTRUCTION -- 0.5%
       350   Jacobs Engineering Group
               Inc.(!)........................        23,100
                                                 -----------
             CONSUMER CREDIT AND MORTGAGES --
               3.6%
     2,182   Fannie Mae.......................       173,469
                                                 -----------
             DEPARTMENT AND DISCOUNT STORES --
               1.9%
     2,058   Costco Wholesale Corporation(!)..        91,334
                                                 -----------
             DIVERSIFIED ELECTRONICS -- 4.7%
     3,540   Flextronics International
               Ltd.(!)........................        84,924
     1,490   Harman International
               Industries.....................        67,199
     4,736   Symbol Technologies, Inc. .......        75,208
                                                 -----------
                                                     227,331
                                                 -----------
             ELECTRIC POWER - NON NUCLEAR -- 0.9%
     1,622   Southern Company.................        41,118
                                                 -----------
             ELECTRIC POWER - NUCLEAR -- 1.3%
     1,622   Duke Energy Corporation..........        63,680
                                                 -----------
             FOOD PRODUCTS -- 3.6%
     1,706   Performance Food Group
               Company(!).....................        60,000
     1,968   Unilever NV, NY Shares...........       113,377
                                                 -----------
                                                     173,377
                                                 -----------
             HEALTH SERVICES -- 5.9%
     1,916   Tenet Healthcare Corporation(!)..       112,508
     2,408   UnitedHealth Group Inc. .........       170,414
                                                 -----------
                                                     282,922
                                                 -----------
             HOUSEHOLD PRODUCTS -- 2.4%
     1,456   Procter & Gamble Company.........       115,213
                                                 -----------
             HOUSING AND FURNISHING -- 3.1%
     2,097   Aaon, Inc.(!)....................        51,314
     2,635   M.D.C. Holdings, Inc. ...........        99,576
                                                 -----------
                                                     150,890
                                                 -----------
             INTEGRATED OIL -- 1.1%
     1,302   Exxon Mobil Corporation..........        51,169
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT SERVICES -- 4.0%
     2,913   Lehman Brothers Holdings Inc. ...   $   194,588
                                                 -----------
             LODGING AND RECREATION -- 4.2%
     2,979   Four Seasons Hotels Inc. ........       139,298
     2,250   MGM Mirage Inc.(!)...............        64,958
                                                 -----------
                                                     204,256
                                                 -----------
             MEDICAL DEVICES AND SUPPLIES -- 6.0%
     1,825   Caliper Technologies
               Corporation(!).................        28,488
     1,326   D & K Healthcare Resources,
               Inc. ..........................        75,516
     3,772   InterMune Inc.(!)................       185,808
                                                 -----------
                                                     289,812
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
               4.8%
     6,130   Cisco Systems, Inc.(!)...........       111,014
     2,354   QUALCOMM Inc.(!).................       118,877
                                                 -----------
                                                     229,891
                                                 -----------
             PHARMACEUTICALS -- 1.7%
       872   ArQule Inc.(!)...................        14,824
     4,688   Inspire Pharmaceuticals Inc.(!)..        66,054
                                                 -----------
                                                      80,878
                                                 -----------
             SEMICONDUCTORS -- 6.8%
     4,126   Intersil Corporation, Class
               A(!)...........................       133,063
     2,292   Kopin Corporation(!).............        32,088
     1,584   PerkinElmer, Inc. ...............        55,472
     3,376   Zoran Corporation(!).............       110,192
                                                 -----------
                                                     330,815
                                                 -----------
             SOFTWARE -- 3.6%
     3,266   BEA Systems, Inc.(!).............        50,296
     1,830   Microsoft Corporation(!).........       121,238
                                                 -----------
                                                     171,534
                                                 -----------
             SPECIALTY STORES -- 5.6%
     3,232   Electronics Boutique Holdings
               Corporation(!).................       129,086
     2,124   Lowe's Companies, Inc. ..........        98,575
     1,390   Tiffany & Company................        43,743
                                                 -----------
                                                     271,404
                                                 -----------
             TELECOMMUNICATIONS SERVICES -- 2.6%
     3,686   Amdocs Ltd.(!)...................       125,213
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $3,670,006)..............     4,015,840
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 20.7%
               (Cost $999,960)
$1,000,000   Federal Home Loan Bank Discount
               note 01/02/02..................       999,919
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT COMPANIES -- 0.5%
               (Cost $25,000)
    25,000   Nations Cash Reserves#...........   $    25,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $4,694,966*)......  104.5%    5,040,759
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......  (4.5)%
             Cash.............................   $       623
             Receivable for investment
               securities sold................         1,694
             Receivable for Fund shares
               sold...........................        39,537
             Dividends receivable.............           397
             Interest receivable..............           111
             Receivable from investment
               advisor........................         7,053
             Unamortized organization costs...         4,756
             Payable for Fund shares
               redeemed.......................      (151,902)
             Administration fee payable.......          (911)
             Payable for investment securities
               purchased......................       (50,798)
             Accrued Trustees' fees and
               expenses.......................       (39,485)
             Accrued expenses and other
               liabilities....................       (26,352)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (215,277)
                                                 -----------
             NET ASSETS................  100.0%  $ 4,825,482
                                                 ===========

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold...............   $(2,733,014)
             Net unrealized appreciation of
               investments....................       345,793
             Paid-in capital..................     7,212,703
                                                 -----------
             NET ASSETS.......................   $ 4,825,482
                                                 ===========
             NET ASSET VALUE PER SHARE
               ($4,825,482 / 775,356 shares of
               common stock outstanding)......         $6.22
                                                 ===========

---------------

 *  Federal Income Tax Information (see Note 9).

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

(a) Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                           VALUE
------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             AEROSPACE AND DEFENSE -- 8.0%
    14,118   Embraer Aircraft Corporation,
               ADR...........................   $    312,431
    33,233   General Dynamics Corporation....      2,646,676
    61,418   Lockheed Martin Corporation.....      2,866,378
                                                ------------
                                                   5,825,485
                                                ------------
             AIRLINES -- 3.0%
    18,574   SkyWest, Inc. ..................        472,708
    93,154   Southwest Airlines Company......      1,721,486
                                                ------------
                                                   2,194,194
                                                ------------
             AUTOMOTIVE -- 3.3%
    44,416   Bayerische Motoren Werke (BMW)
               AG(a).........................      1,564,111
     2,174   Porsche AG, Preferred##(a)......        830,421
                                                ------------
                                                   2,394,532
                                                ------------
             BEVERAGES -- 4.2%
    12,890   Anheuser-Busch Companies,
               Inc. .........................        582,757
     9,134   Heineken NV(a)..................        346,378
    43,390   PepsiCo, Inc. ..................      2,112,659
                                                ------------
                                                   3,041,794
                                                ------------
             BROADCASTING AND CABLE -- 2.0%
    40,397   Comcast Corporation, Class
               A(!)..........................      1,454,292
                                                ------------
             COMMERCIAL BANKING -- 6.5%
    74,444   Citigroup Inc. .................      3,757,933
    30,017   Washington Mutual, Inc.##.......        981,556
                                                ------------
                                                   4,739,489
                                                ------------
             COMMERCIAL SERVICES -- 1.0%
     8,493   Omnicom Group Inc. .............        758,850
                                                ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
    17,758   International Business Machines
               Corporation...................      2,148,008
                                                ------------
             CONSUMER CREDIT AND MORTGAGES -- 8.8%
    29,662   Fannie Mae......................      2,358,129
    29,308   MBNA Corporation................      1,031,642
    36,302   USA Education Inc. .............      3,050,093
                                                ------------
                                                   6,439,864
                                                ------------
             DEPARTMENT AND DISCOUNT STORES -- 7.3%
    69,573   Costco Wholesale
               Corporation(!)................      3,087,650
    38,220   Wal-Mart Stores, Inc. ..........      2,199,561
                                                ------------
                                                   5,287,211
                                                ------------
             DIVERSIFIED MANUFACTURING -- 3.9%
    47,508   Tyco International Ltd. ........      2,798,221
                                                ------------
             FOOD PRODUCTS -- 3.9%
    44,596   Kraft Foods, Inc. ..............      1,517,602
    22,542   Unilever NV, NY Shares..........      1,298,645
                                                ------------
                                                   2,816,247
                                                ------------
             HEALTH SERVICES -- 10.3%
    16,522   Quest Diagnostics Inc.(!).......      1,184,793
    54,362   Tenet Healthcare
               Corporation(!)................      3,192,136
    44,376   UnitedHealth Group Inc. ........      3,140,489
                                                ------------
                                                   7,517,418
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 0.2%
     3,703   The Estee Lauder Companies Inc.,
               Class A##.....................   $    118,718
                                                ------------
             HOUSING AND FURNISHING -- 0.4%
     7,639   M.D.C. Holdings, Inc. ..........        288,678
                                                ------------
             INVESTMENT SERVICES -- 3.5%
    31,312   Lehman Brothers Holdings
               Inc. .........................      2,091,641
     7,163   Northern Trust Corporation......        431,356
                                                ------------
                                                   2,522,997
                                                ------------
             LODGING AND RECREATION -- 1.6%
    20,592   Four Seasons Hotels Inc.##......        962,882
     4,056   Mandalay Resort Group(!)##......         86,798
     3,070   MGM Mirage Inc.(!)##............         88,631
                                                ------------
                                                   1,138,311
                                                ------------
             MEDICAL DEVICES AND SUPPLIES -- 3.8%
     5,698   InterMune Inc.(!)##.............        280,683
    41,822   Johnson & Johnson...............      2,471,681
                                                ------------
                                                   2,752,364
                                                ------------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 5.3%
   101,000   Cisco Systems, Inc.(!)..........      1,829,110
     4,652   L-3 Communications Holdings,
               Inc.(!)##.....................        418,680
    31,134   QUALCOMM Inc.(!)................      1,572,267
                                                ------------
                                                   3,820,057
                                                ------------
             PHARMACEUTICALS -- 0.3%
     2,984   Forest Laboratories, Inc.(!)....        244,539
                                                ------------
             RAILROADS, TRUCKING AND SHIPPING -- 1.5%
    17,052   FedEx Corporation(!)............        884,658
     3,298   Union Pacific Corporation.......        187,986
                                                ------------
                                                   1,072,644
                                                ------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
     4,557   Equity Office Properties
               Trust.........................        137,075
                                                ------------
             RESTAURANTS -- 0.7%
    26,376   Starbucks Corporation(!)........        502,463
                                                ------------
             SEMICONDUCTORS -- 1.0%
    17,650   Applied Materials, Inc.(!)......        707,765
                                                ------------
             SOFTWARE -- 5.4%
    48,852   Microsoft Corporation(!)........      3,236,445
    25,438   Siebel Systems, Inc.(!).........        711,755
                                                ------------
                                                   3,948,200
                                                ------------
             SPECIALTY STORES -- 7.8%
    62,862   Home Depot, Inc. ...............      3,206,591
    77,113   Tiffany & Company...............      2,426,746
                                                ------------
                                                   5,633,337
                                                ------------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     2,662   Vodafone Group plc, ADR.........         68,360
                                                ------------
             TOTAL COMMON STOCKS
               (Cost $63,144,079)............     70,371,113
                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
  AMOUNT                                           VALUE
------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- 0.1%
               (Cost $97,414)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc., 8.375%
               02/01/08##....................   $    101,000
                                                ------------
             SHORT TERM INVESTMENTS -- 2.8%
               (Cost $1,999,919)
 2,000,000   Federal Home Loan Bank Discount
               note 01/02/02.................      1,999,839
                                                ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 5.4%
               (Cost $3,901,607)
 3,901,607   Nations Cash Reserves#..........      3,901,607
                                                ------------
             TOTAL INVESTMENTS
               (Cost $69,143,019*)....  105.3%    76,373,559
                                                ------------
             OTHER ASSETS AND
               LIABILITIES (NET)......   (5.3)%
             Cash............................   $        953
             Receivable for Fund shares
               sold..........................         90,197
             Dividends receivable............         29,254
             Interest receivable.............          3,559
             Unamortized organization
               costs.........................          4,739
             Collateral on securities
               loaned........................     (3,804,607)
             Payable for Fund shares
               redeemed......................         (6,632)
             Investment advisory fee
               payable.......................        (43,138)
             Administration fee payable......        (13,999)
             Accrued Trustees' fees and
               expenses......................        (39,479)
             Accrued expenses and other
               liabilities...................        (44,133)
                                                ------------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).............     (3,823,286)
                                                ------------
             NET ASSETS...............  100.0%  $ 72,550,273
                                                ============

                                                   VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold..............   $(16,240,249)
             Net unrealized appreciation of
               investments...................      7,230,540
             Paid-in capital.................     81,559,982
                                                ------------
             NET ASSETS......................   $ 72,550,273
                                                ============
             NET ASSET VALUE PER SHARE
               ($72,550,273 / 5,393,994
               shares of common stock
               outstanding)..................         $13.45
                                                ============

---------------

 *  Federal income tax information (see Note 9).

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $3,804,607.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $3,630,205 and $3,659,215, respectively.

(a) Foreign security.

Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 95.8%
            AEROSPACE AND DEFENSE -- 2.2%
   3,625    Boeing Company.....................   $   140,578
   4,000    United Technologies Corporation....       258,520
                                                  -----------
                                                      399,098
                                                  -----------
            BEVERAGES -- 4.9%
   5,375    Anheuser-Busch Companies, Inc. ....       243,004
   6,825    Coca-Cola Company..................       321,799
   6,675    PepsiCo, Inc. .....................       325,005
                                                  -----------
                                                      889,808
                                                  -----------
            BROADCASTING AND CABLE -- 6.2%
  14,600    AOL Time Warner Inc.(!)............       468,660
   4,900    Clear Channel Communications,
              Inc.(!)..........................       249,459
   9,125    Comcast Corporation, Class A(!)....       328,500
   2,225    Viacom Inc., Class B(!)............        98,234
                                                  -----------
                                                    1,144,853
                                                  -----------
            COMMERCIAL BANKING -- 1.2%
   4,225    Citigroup Inc. ....................       213,278
                                                  -----------
            COMPUTER SERVICES -- 5.2%
   4,250    Automatic Data Processing, Inc. ...       250,325
  14,550    Concord EFS, Inc.(!)...............       476,949
   7,525    Sungard Data Systems, Inc.(!)......       217,698
                                                  -----------
                                                      944,972
                                                  -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 7.6%
  11,050    Dell Computer Corporation(!).......       300,339
  12,300    EMC Corporation(!).................       165,312
   6,300    International Business Machines
              Corporation......................       762,048
  14,825    Sun Microsystems, Inc.(!)..........       182,348
                                                  -----------
                                                    1,410,047
                                                  -----------
            CONSUMER CREDIT AND MORTGAGES -- 3.9%
   2,250    Fannie Mae.........................       178,875
   2,750    Household International, Inc. .....       159,335
   4,350    MBNA Corporation...................       153,120
   2,700    USA Education Inc. ................       226,854
                                                  -----------
                                                      718,184
                                                  -----------
            DEPARTMENT AND DISCOUNT STORES -- 4.5%
   4,325    Target Corporation.................       177,541
  11,200    Wal-Mart Stores, Inc. .............       644,560
                                                  -----------
                                                      822,101
                                                  -----------
            DIVERSIFIED MANUFACTURING -- 7.1%
  20,378    General Electric Company...........       816,751
   8,276    Tyco International Ltd. ...........       487,456
                                                  -----------
                                                    1,304,207
                                                  -----------
            ELECTRIC POWER - NON NUCLEAR -- 0.5%
   6,000    Calpine Corporation(!).............       100,740
                                                  -----------
            HOUSING AND FURNISHING -- 0.8%
   2,600    Centex Corporation.................       148,434
                                                  -----------
            INSURANCE -- 2.1%
   5,375    AFLAC, Inc. .......................       132,010
   3,175    American International Group,
              Inc. ............................       252,095
                                                  -----------
                                                      384,105
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INTEGRATED OIL -- 1.3%
   1,475    ChevronTexaco Corporation..........   $   132,174
   2,625    Exxon Mobil Corporation............       103,163
                                                  -----------
                                                      235,337
                                                  -----------
            INVESTMENT SERVICES -- 1.8%
   3,050    Merrill Lynch & Company, Inc. .....       158,966
   2,950    Morgan Stanley Dean Witter &
              Company..........................       165,023
                                                  -----------
                                                      323,989
                                                  -----------
            LODGING AND RECREATION -- 1.2%
   7,225    Starwood Hotels & Resorts
              Worldwide, Inc. .................       215,666
                                                  -----------
            MEDICAL DEVICES AND SUPPLIES -- 6.1%
   2,525    Abbott Laboratories................       140,769
   5,500    Baxter International Inc. .........       294,965
   6,325    Johnson & Johnson..................       373,807
   6,100    Medtronic, Inc. ...................       312,381
                                                  -----------
                                                    1,121,922
                                                  -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.1%
  26,500    Cisco Systems, Inc.(!).............       479,915
   1,700    QUALCOMM Inc.(!)...................        85,850
                                                  -----------
                                                      565,765
                                                  -----------
            OILFIELD SERVICES -- 1.3%
   2,951    Nabors Industries, Inc.(!).........       101,308
   2,400    Schlumberger Ltd. .................       131,880
                                                  -----------
                                                      233,188
                                                  -----------
            PHARMACEUTICALS -- 13.1%
   3,075    American Home Products
              Corporation......................       188,682
   4,300    Amgen Inc.(!)......................       242,692
   5,100    Bristol-Myers Squibb Company.......       260,100
   2,225    Eli Lilly and Company..............       174,752
   3,525    Genentech, Inc.(!).................       191,231
   7,000    Merck & Company, Inc. .............       411,600
  19,400    Pfizer Inc. .......................       773,090
   4,900    Schering-Plough Corporation........       175,469
                                                  -----------
                                                    2,417,616
                                                  -----------
            SEMICONDUCTORS -- 6.9%
  20,925    Intel Corporation..................       658,091
   5,175    Linear Technology Corporation......       202,032
   6,150    Texas Instruments Inc. ............       172,200
   5,875    Xilinx, Inc.(!)....................       229,419
                                                  -----------
                                                    1,261,742
                                                  -----------
            SOFTWARE -- 7.6%
   4,575    Check Point Software Technologies
              Ltd.(!)..........................       182,497
  13,700    Microsoft Corporation(!)...........       907,625
  13,325    Oracle Corporation(!)..............       184,018
   2,475    VERITAS Software Corporation(!)....       110,954
                                                  -----------
                                                    1,385,094
                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                     DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            SPECIALTY STORES -- 3.5%
   3,875    Abercrombie & Fitch Company(!).....   $   102,804
   7,925    Circuit City Stores - Circuit City
              Group............................       205,654
   6,575    Home Depot, Inc. ..................       335,390
                                                  -----------
                                                      643,848
                                                  -----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   4,600    SBC Communications Inc. ...........       180,182
   8,000    Sprint Corporation (PCS Group)(!)..       195,280
                                                  -----------
                                                      375,462
                                                  -----------
            TOBACCO -- 1.7%
   6,900    Philip Morris Companies Inc. ......       316,365
                                                  -----------
            TOTAL COMMON STOCKS
              (Cost $16,614,538)...............    17,575,821
                                                  -----------
            INVESTMENT COMPANIES -- 4.5%
            (Cost $820,000)
 820,000    Nations Cash Reserves#.............       820,000
                                                  -----------
            TOTAL INVESTMENTS
              (Cost $17,434,538*).......  100.3%   18,395,821
                                                  -----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (0.3)%
            Cash...............................   $       617
            Receivable for Fund shares sold....       145,115
            Dividends receivable...............        18,799
            Interest receivable................         1,652
            Unamortized organization costs.....         4,739
            Payable for Fund shares redeemed...        (2,676)
            Investment advisory fee payable....       (10,092)
            Administration fee payable.........        (3,571)
            Shareholder servicing and
              distribution fees payable........      (124,534)
            Accrued Trustees' fees and
              expenses.........................       (39,563)
            Accrued expenses and other
              liabilities......................       (40,580)
                                                  -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................       (50,094)
                                                  -----------
            NET ASSETS..................  100.0%  $18,345,727
                                                  ===========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $    11,569
            Accumulated net realized loss on
              investments sold and futures
              contracts........................    (3,101,651)
            Net unrealized appreciation of
              investments......................       961,283
            Paid-in capital....................    20,474,526
                                                  -----------
            NET ASSETS.........................   $18,345,727
                                                  ===========
            NET ASSET VALUE PER SHARE
              ($18,345,727 / 1,820,609 shares
              of common stock outstanding).....        $10.08
                                                  ===========

---------------

 *  Federal income tax information (see Note 9).

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 89.1%
            BROADCASTING AND CABLE -- 5.8%
   1,940    Adelphia Communications
              Corporation(!)....................   $   60,488
     415    Clear Channel Communications,
              Inc.(!)...........................       21,128
   1,570    Hispanic Broadcasting
              Corporation(!)....................       40,035
   1,800    Radio One, Inc., Class D(!).........       32,418
   1,275    Univision Communications, Inc.,
              Class A(!)........................       51,587
                                                   ----------
                                                      205,656
                                                   ----------
            BUILDING MATERIALS -- 0.9%
     680    Martin Marietta Materials, Inc. ....       31,688
                                                   ----------
            COMMERCIAL BANKING -- 2.0%
     480    Charter One Financial, Inc. ........       13,032
     610    City National Corporation...........       28,579
     775    Commerce Bancorp, Inc. .............       30,488
                                                   ----------
                                                       72,099
                                                   ----------
            COMPUTER SERVICES -- 9.8%
   2,530    Concord EFS, Inc.(!)................       82,933
   1,820    Convergys Corporation(!)............       68,232
   1,970    CSG Systems International, Inc.(!)..       79,687
   2,155    Jack Henry & Associates, Inc. ......       47,065
   2,510    Sungard Data Systems, Inc.(!).......       72,614
                                                   ----------
                                                      350,531
                                                   ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
     760    Research In Motion Ltd.(!)..........       18,027
                                                   ----------
            CONGLOMERATES -- 1.3%
   1,285    Pentair, Inc. ......................       46,915
                                                   ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.8%
   1,275    AmeriCredit Corporation(!)..........       40,226
     980    Metris Companies Inc. ..............       25,196
                                                   ----------
                                                       65,422
                                                   ----------
            DIVERSIFIED ELECTRONICS -- 2.7%
     900    Amphenol Corporation, Class A(!)....       43,245
     840    Solectron Corporation(!)............        9,475
   2,715    Symbol Technologies, Inc. ..........       43,114
                                                   ----------
                                                       95,834
                                                   ----------
            DIVERSIFIED MANUFACTURING -- 1.4%
   2,434    Sanmina Corporation(!)..............       48,437
                                                   ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.5%
   2,040    Calpine Corporation(!)..............       34,252
   1,160    Mirant Corporation(!)...............       18,583
                                                   ----------
                                                       52,835
                                                   ----------
            EXPLORATION AND PRODUCTION -- 0.6%
     515    EOG Resources, Inc. ................       20,142
                                                   ----------
            FOOD PRODUCTS -- 0.7%
     915    Hain Celestial Group, Inc.(!).......       25,126
                                                   ----------
            HEALTH SERVICES -- 1.2%
   2,390    Health Management Associates, Inc.,
              Class A(!)........................       43,976
                                                   ----------
            INSURANCE -- 1.3%
     830    Ambac Financial Group, Inc. ........       48,024
                                                   ----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.7%
   1,145    Legg Mason, Inc. ...................   $   57,227
     495    Northern Trust Corporation..........       29,809
   1,335    Waddell & Reed Financial, Inc.,
              Class A...........................       42,987
                                                   ----------
                                                      130,023
                                                   ----------
            LODGING AND RECREATION -- 1.1%
   1,990    Park Place Entertainment
              Corporation(!)....................       18,248
     760    Starwood Hotels & Resorts Worldwide,
              Inc. .............................       22,686
                                                   ----------
                                                       40,934
                                                   ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.7%
   1,100    Apogent Technologies Inc.(!)........       28,380
   1,770    Caliper Technologies
              Corporation(!)....................       27,630
     370    Enzon, Inc.(!)......................       20,824
   1,840    Inhale Therapeutic Systems,
              Inc.(!)...........................       34,132
     220    Invitrogen Corporation(!)...........       13,625
   1,135    Waters Corporation(!)...............       43,980
                                                   ----------
                                                      168,571
                                                   ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 4.3%
   3,660    ADC Telecommunications, Inc.(!).....       16,836
   2,340    Comverse Technology, Inc.(!)........       52,346
   1,875    Openwave Systems Inc.(!)............       18,356
   1,775    Powerwave Technologies, Inc.(!).....       30,672
   1,880    Tekelec(!)..........................       34,047
                                                   ----------
                                                      152,257
                                                   ----------
            OILFIELD SERVICES -- 5.8%
   1,370    BJ Services Company(!)..............       44,456
     995    ENSCO International Inc. ...........       24,726
   1,160    GlobalSantaFe Corporation...........       33,083
     910    Nabors Industries, Inc.(!)..........       31,240
     630    Smith International, Inc.(!)........       33,781
   1,025    Weatherford International, Inc.(!)..       38,192
                                                   ----------
                                                      205,478
                                                   ----------
            PHARMACEUTICALS -- 11.5%
   1,080    Alkermes, Inc.(!)...................       28,469
     760    Biovail Corporation(!)..............       42,750
     920    Express Scripts, Inc.(!)............       43,019
     640    Genzyme Corporation(!)..............       38,310
   1,470    Medarex, Inc.(!)....................       26,401
   1,080    MedImmune, Inc.(!)..................       50,058
   1,885    Millennium Pharmaceuticals,
              Inc.(!)...........................       46,201
     940    Myriad Genetics, Inc.(!)............       49,482
   1,450    Shire Pharmaceuticals Group plc,
              ADR(!)............................       53,069
     935    Watson Pharmaceuticals, Inc.(!).....       29,350
                                                   ----------
                                                      407,109
                                                   ----------
            PUBLISHING AND ADVERTISING -- 1.5%
   1,275    Lamar Advertising Company(!)........       53,984
                                                   ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
     625    Expeditors International of
              Washington, Inc. .................       35,594
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            SEMICONDUCTORS -- 4.9%
   1,525    C&D Technologies, Inc. .............   $   34,846
     725    Linear Technology Corporation.......       28,304
     640    Maxim Integrated Products, Inc.(!)..       33,606
     390    MKS Instruments Inc. ...............       10,542
     995    Novellus Systems, Inc.(!)...........       39,253
     670    Vitesse Semiconductor
              Corporation(!)....................        8,328
     490    Xilinx, Inc.(!).....................       19,135
                                                   ----------
                                                      174,014
                                                   ----------
            SOFTWARE -- 8.7%
   1,440    BEA Systems, Inc.(!)................       22,176
   1,275    BMC Software, Inc.(!)...............       20,872
     750    Check Point Software Technologies
              Ltd.(!)...........................       29,918
   1,870    Citrix Systems, Inc.(!).............       42,374
     760    E. piphany, Inc.(!).................        6,620
     725    Intuit Inc.(!)......................       31,016
   1,870    Precise Software Solutions Ltd.(!)..       38,634
   2,425    Quest Software, Inc.(!).............       53,616
   1,085    Siebel Systems, Inc.(!).............       30,358
     525    Symantec Corporation(!).............       34,823
                                                   ----------
                                                      310,407
                                                   ----------
            SPECIALTY STORES -- 6.5%
     890    Abercrombie & Fitch Company(!)......       23,612
   1,570    Bed Bath & Beyond Inc.(!)...........       53,223
   1,875    Circuit City Stores - Circuit City
              Group.............................       48,656
   1,170    The Men's Wearhouse, Inc.(!)........       24,161
   1,080    The Talbots, Inc. ..................       39,150
   1,335    Tiffany & Company...................       42,012
                                                   ----------
                                                      230,814
                                                   ----------
            TELECOMMUNICATIONS SERVICES -- 1.5%
     685    Allegiance Telecom, Inc.(!).........        5,679
   1,400    Time Warner Telecom, Inc., Class
              A(!)..............................       24,766
     800    Western Wireless Corporation, Class
              A(!)..............................       22,600
                                                   ----------
                                                       53,045
                                                   ----------
            UNIT INVESTMENT TRUST -- 2.4%
     910    S&P Mid-Cap 400 Depositary
              Receipts..........................       84,448
                                                   ----------
            TOTAL COMMON STOCKS
              (Cost $3,212,174).................    3,171,390
                                                   ----------

                                                     VALUE
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 15.7%
            (Cost $558,400)
 558,400    Nations Cash Reserves#..............   $  558,400
                                                   ----------
            TOTAL INVESTMENTS
              (Cost $3,770,574*).........  104.8%   3,729,790
                                                   ----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (4.8)%
            Cash................................   $      804
            Receivable for Fund shares sold.....       22,232
            Dividends receivable................          598
            Interest receivable.................          888
            Receivable from investment
              advisor...........................        4,991
            Payable for Fund shares redeemed....       (1,417)
            Administration fee payable..........         (612)
            Payable for investment securities
              purchased.........................     (171,296)
            Accrued Trustees' fees and
              expenses..........................       (6,510)
            Accrued expenses and other
              liabilities.......................      (19,738)
                                                   ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................     (170,060)
                                                   ----------
            NET ASSETS...................  100.0%  $3,559,730
                                                   ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold..................   $  (58,729)
            Net unrealized depreciation of
              investments.......................      (40,784)
            Paid-in capital.....................    3,659,243
                                                   ----------
            NET ASSETS..........................   $3,559,730
                                                   ==========
            NET ASSET VALUE PER SHARE
              ($3,559,730 / 421,945 shares of
              common stock outstanding).........        $8.44
                                                        =====

---------------

 *  Federal income tax information (see Note 9).

(!) Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviations:
ADR --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 94.6%
            AEROSPACE AND DEFENSE -- 2.5%
    1,250   General Dynamics Corporation......   $    99,550
      600   Lockheed Martin Corporation.......        28,002
    3,400   United Technologies Corporation...       219,742
                                                 -----------
                                                     347,294
                                                 -----------
            AIRLINES -- 0.8%
    4,800   AMR Corporation(!).................       106,416
                                                 -----------
            APPAREL AND TEXTILES -- 0.9%
    2,600   Liz Claiborne, Inc. ..............       129,350
                                                 -----------
            AUTOMOTIVE -- 1.4%
    4,000   General Motors Corporation........       194,400
                                                 -----------
            BEVERAGES -- 1.6%
    1,951   Brown-Forman Corporation, Class
              B...............................       122,133
    2,300   Diageo plc, ADR##.................       106,421
                                                 -----------
                                                     228,554
                                                 -----------
            BROADCASTING AND CABLE -- 3.1%
    2,900   AOL Time Warner Inc.(!)............        93,090
    9,600   Comcast Corporation, Class A(!)....       345,600
                                                 -----------
                                                     438,690
                                                 -----------
            CHEMICALS -- BASIC -- 2.5%
    3,750   Praxair, Inc. ....................       207,188
    4,100   The Dow Chemical Company..........       138,498
                                                 -----------
                                                     345,686
                                                 -----------
            COMMERCIAL BANKING -- 11.9%
    9,600   Citigroup Inc. ...................       484,607
   10,275   FleetBoston Financial
              Corporation.....................       375,038
    5,425   J.P. Morgan Chase & Company.......       197,199
   19,550   US Bancorp........................       409,181
    4,700   Wells Fargo & Company.............       204,215
                                                 -----------
                                                   1,670,240
                                                 -----------
            COMPUTER SERVICES -- 1.4%
    2,800   Electronic Data Systems
              Corporation.....................       191,940
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.8%
    2,100   International Business Machines
              Corporation.....................       254,016
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 5.0%
    4,200   American Express Company..........       149,898
    3,750   Countrywide Credit Industries,
              Inc. ...........................       153,638
    3,950   Freddie Mac.......................       258,330
    3,900   MBNA Corporation..................       137,280
                                                 -----------
                                                     699,146
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.0%
    3,800   The May Department Stores
              Company.........................       140,524
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 2.6%
   10,800   Honeywell International Inc. .....       365,256
                                                 -----------
            ELECTRIC POWER -- NUCLEAR -- 3.0%
    3,800   Dominion Resources, Inc.##........       228,380
    3,300   FPL Group, Inc. ..................       186,120
                                                 -----------
                                                     414,500
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.6%
    1,600   Anadarko Petroleum Corporation....        90,960
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.0%
    2,525   Russell IShares...................   $   139,885
                                                 -----------
            FOOD AND DRUG STORES -- 1.1%
    3,750   Safeway Inc.(!)....................       156,563
                                                 -----------
            HEALTH SERVICES -- 0.7%
    1,375   Trigon Healthcare, Inc.(!).........        95,494
                                                 -----------
            HOUSEHOLD PRODUCTS -- 0.4%
    1,640   The Estee Lauder Companies Inc.,
              Class A.........................        52,578
                                                 -----------
            INSURANCE -- 5.2%
    3,200   Ambac Financial Group, Inc. ......       185,152
      900   American International Group,
              Inc. ...........................        71,460
    2,000   Chubb Corporation.................       138,000
    2,425   CIGNA Corporation.................       224,675
    3,335   Prudential Financial, Inc.(!)......       110,689
                                                 -----------
                                                     729,976
                                                 -----------
            INTEGRATED OIL -- 5.0%
    3,000   ChevronTexaco Corporation.........       268,829
    4,600   Exxon Mobil Corporation...........       180,780
    7,425   Occidental Petroleum
              Corporation.....................       196,985
    1,000   Phillips Petroleum Company........        60,260
                                                 -----------
                                                     706,854
                                                 -----------
            INVESTMENT SERVICES -- 2.9%
    5,025   Merrill Lynch & Company, Inc. ....       261,903
    2,300   Northern Trust Corporation........       138,506
                                                 -----------
                                                     400,409
                                                 -----------
            LODGING AND RECREATION -- 1.0%
    5,000   Carnival Corporation..............       140,400
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.5%
    3,900   Hillenbrand Industries, Inc. .....       215,553
    4,583   Zimmer Holdings, Inc.(!)...........       139,965
                                                 -----------
                                                     355,518
                                                 -----------
            METALS AND MINING -- 1.7%
    6,850   Alcoa Inc. .......................       243,518
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 1.5%
    4,775   El Paso Corporation...............       213,013
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              0.7%
    6,500   CIENA Corporation(!)...............        93,015
                                                 -----------
            OILFIELD SERVICES -- 3.4%
    7,300   BJ Services Company(!).............       236,885
    7,100   Nabors Industries, Inc.(!).........       243,743
                                                 -----------
                                                     480,628
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 3.3%
    2,800   Bowater Inc.##....................       133,560
    8,000   International Paper Company##.....       322,800
                                                 -----------
                                                     456,360
                                                 -----------
            PHARMACEUTICALS -- 2.0%
    7,800   Schering-Plough Corporation.......       279,318
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
    2,400   Union Pacific Corporation.........       136,800
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
    6,800   Equity Office Properties Trust....   $   204,544
                                                 -----------
            RESTAURANTS -- 1.7%
    9,184   McDonald's Corporation............       243,100
                                                 -----------
            SEMICONDUCTORS -- 3.1%
    4,200   Intel Corporation.................       132,090
    4,400   Micron Technology, Inc.(!)##.......       136,400
    5,375   Teradyne, Inc.(!)##................       162,003
                                                 -----------
                                                     430,493
                                                 -----------
            SOFTWARE -- 1.3%
    8,100   Cadence Design Systems, Inc.(!)....       177,552
                                                 -----------
            SPECIALTY STORES -- 2.9%
    2,900   Abercrombie & Fitch Company(!).....        76,937
    1,600   American Eagle Outfitters,
              Inc.(!)..........................        41,872
    2,100   Circuit City Stores -- Circuit
              City Group......................        54,495
    1,600   The Talbots, Inc. ................        58,000
    8,300   Toys R Us, Inc.(!).................       172,142
                                                 -----------
                                                     403,446
                                                 -----------
            STEEL -- 0.6%
    1,600   Nucor Corporation.................        84,736
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 4.7%
    8,600   AT&T Corporation..................       156,004
    9,000   Sprint Corporation (FON Group)....       180,720
    6,800   Verizon Communications Inc. ......       322,728
                                                 -----------
                                                     659,452
                                                 -----------
            TOBACCO -- 4.0%
    8,300   Philip Morris Companies Inc. .....       380,555
    5,300   UST Inc. .........................       185,500
                                                 -----------
                                                     566,055
                                                 -----------
            UTILITIES -- MISCELLANEOUS -- 1.3%
    4,500   American Water Works Company,
              Inc. ...........................       187,875
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $12,514,198)..............    13,254,554
                                                 -----------
            INVESTMENT COMPANIES -- 11.4%
              (Cost $1,603,522)
1,603,522   Nations Cash Reserves#............     1,603,522
                                                 -----------

                                                    VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $14,117,720*)......  106.0%  $14,858,076
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (6.0)%
            Cash..............................   $       631
            Receivable for investment
              securities sold.................       325,106
            Receivable for Fund shares sold...       163,037
            Dividends receivable..............        20,667
            Interest receivable...............         1,187
            Unamortized organization costs....         4,739
            Collateral on securities loaned...      (860,522)
            Payable for Fund shares
              redeemed........................        (4,249)
            Investment advisory fee payable...          (232)
            Administration fee payable........        (2,618)
            Payable for investment securities
              purchased.......................      (419,113)
            Accrued Trustees' fees and
              expenses........................       (38,031)
            Accrued expenses and other
              liabilities.....................       (32,111)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................      (841,509)
                                                 -----------
            NET ASSETS.................  100.0%  $14,016,567
                                                 ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income..........................   $     5,889
            Accumulated net realized loss on
              investments sold................      (584,722)
            Net unrealized appreciation of
              investments.....................       740,356
            Paid-in capital...................    13,855,044
                                                 -----------
            NET ASSETS........................   $14,016,567
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($14,016,567 / 1,349,352 shares
              of common stock outstanding)....        $10.39
                                                      ======

---------------

 * Federal income tax information (see Note 9).

(!) Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $860,522.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $793,219 and $836,079, respectively.

Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
            ASSET-BACKED -- AUTO LOANS -- 0.3%
$ 30,000    Americredit Automobile Receivables
              Trust, Series 2001-B, Class A4,
              5.370% 06/12/08!!................  $    30,610
                                                 -----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.3%
  30,000    Fannie Mae Whole Loan, Series
              2001-W1, Class AF3,
              5.690% 06/25/29!!................       30,525
                                                 -----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $59,999)...................       61,135
                                                 -----------
 SHARES
---------
            COMMON STOCKS -- 61.4%
            AEROSPACE AND DEFENSE -- 0.8%
     400    General Dynamics Corporation......        31,856
     300    Lockheed Martin Corporation.......        14,001
     200    Northrop Grumman Corporation......        20,162
     300    United Technologies Corporation...        19,389
                                                 -----------
                                                      85,408
                                                 -----------
            AIRLINES -- 0.1%
     200    Delta Air Lines, Inc. ............         5,852
                                                 -----------
            APPAREL AND TEXTILES -- 0.1%
     200    Nike, Inc., Class B...............        11,248
                                                 -----------
            AUTOMOTIVE -- 0.7%
     700    Delphi Automotive Systems
              Corporation.....................         9,562
     300    General Motors Corporation........        14,580
     300    Johnson Controls, Inc. ...........        24,225
     200    Snap-On Inc. .....................         6,732
     300    TRW Inc. .........................        11,112
                                                 -----------
                                                      66,211
                                                 -----------
            BEVERAGES -- 1.6%
     500    Anheuser-Busch Companies, Inc. ...        22,605
   1,000    Coca-Cola Company.................        47,150
   1,930    PepsiCo, Inc. ....................        93,972
                                                 -----------
                                                     163,727
                                                 -----------
            BROADCASTING AND CABLE -- 1.9%
   3,000    AOL Time Warner Inc.(!)............        96,300
     300    Cox Communications, Inc., Class
              A(!).............................        12,573
   1,000    Viacom Inc., Class B(!)............        44,150
   2,000    Walt Disney Company...............        41,440
                                                 -----------
                                                     194,463
                                                 -----------
            CHEMICALS -- BASIC -- 0.7%
     300    Air Products and Chemicals,
              Inc. ...........................        14,073
     300    E.I. duPont de Nemours and
              Company.........................        12,753
     200    PPG Industries, Inc. .............        10,344
     400    Praxair, Inc. ....................        22,100
     200    The Dow Chemical Company..........         6,756
                                                 -----------
                                                      66,026
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 0.2%
     200    Eastman Chemical Company..........   $     7,804
     300    Engelhard Corporation.............         8,304
     300    Pall Corporation..................         7,218
                                                 -----------
                                                      23,326
                                                 -----------
            COMMERCIAL BANKING -- 5.2%
   1,335    Charter One Financial, Inc. ......        36,245
   3,000    Citigroup Inc. ...................       151,439
   1,100    FleetBoston Financial
              Corporation.....................        40,150
     700    J.P. Morgan Chase & Company.......        25,445
   1,300    National City Corporation.........        38,012
   1,100    Regions Financial Corporation.....        32,934
   1,100    SouthTrust Corporation............        27,137
     600    SunTrust Banks, Inc. .............        37,620
     400    Union Planters Corporation........        18,052
   1,100    US Bancorp........................        23,023
   1,600    Wachovia Corporation..............        50,176
   1,600    Washington Mutual, Inc. ..........        52,320
                                                 -----------
                                                     532,553
                                                 -----------
            COMMERCIAL SERVICES -- 0.4%
     100    Apollo Group Inc., Class A(!)......         4,501
   1,200    Cendant Corporation(!).............        23,532
     100    eBay Inc.(!).......................         6,690
     300    Interpublic Group of Companies,
              Inc. ...........................         8,862
                                                 -----------
                                                      43,585
                                                 -----------
            COMPUTER SERVICES -- 0.7%
     400    Electronic Data Systems
              Corporation.....................        27,420
     600    First Data Corporation............        47,070
                                                 -----------
                                                      74,490
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
   2,000    Dell Computer Corporation(!).......        54,360
   1,400    Hewlett-Packard Company...........        28,756
   1,200    International Business Machines
              Corporation.....................       145,152
     500    Jabil Circuit, Inc.(!).............        11,360
     300    Lexmark International, Inc.(!).....        17,700
     200    NCR Corporation(!).................         7,372
     700    Network Appliance, Inc.(!).........        15,309
     300    Pitney Bowes Inc. ................        11,283
     500    Unisys Corporation(!)..............         6,270
                                                 -----------
                                                     297,562
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.9%
     300    Capital One Financial
              Corporation.....................        16,185
     600    Countrywide Credit Industries,
              Inc. ...........................        24,582
     600    Fannie Mae........................        47,700
     400    Freddie Mac.......................        26,160
     300    Household International, Inc. ....        17,382
   1,200    MBNA Corporation..................        42,240
     200    USA Education Inc. ...............        16,804
                                                 -----------
                                                     191,053
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 2.4%
     800    Federated Department Stores,
              Inc.(!)..........................   $    32,720
     400    Kohl's Corporation(!)..............        28,176
   1,000    Sears, Roebuck and Company........        47,640
   2,400    Wal-Mart Stores, Inc. ............       138,120
                                                 -----------
                                                     246,656
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 3.9%
     200    Danaher Corporation...............        12,062
   6,100    General Electric Company..........       244,488
     100    Minnesota Mining & Manufacturing
              Company.........................        11,821
   1,900    Tyco International Ltd. ..........       111,910
     200    W.W. Grainger, Inc. ..............         9,600
                                                 -----------
                                                     389,881
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
     500    Dynegy Inc., Class A..............        12,750
                                                 -----------
            ELECTRIC POWER -- NUCLEAR -- 1.5%
     500    American Electric Power
              Company, Inc. ..................        21,765
     500    DTE Energy Company................        20,970
   1,500    Duke Energy Corporation...........        58,890
     300    FirstEnergy Corporation...........        10,494
     400    FPL Group, Inc. ..................        22,560
     300    Pinnacle West Capital
              Corporation.....................        12,555
                                                 -----------
                                                     147,234
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.3%
     500    Anadarko Petroleum Corporation....        28,425
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 0.2%
     300    H & R Block, Inc. ................        13,410
     200    Moody's Corporation...............         7,972
                                                 -----------
                                                      21,382
                                                 -----------
            FOOD AND DRUG STORES -- 0.3%
     700    Albertson's, Inc. ................        22,043
     300    Safeway Inc.(!)....................        12,525
                                                 -----------
                                                      34,568
                                                 -----------
            FOOD PRODUCTS -- 1.0%
     700    ConAgra Foods, Inc. ..............        16,639
     400    General Mills, Inc. ..............        20,804
     400    Kellogg Company...................        12,040
   1,000    SYSCO Corporation.................        26,220
     300    Unilever NV, NY Shares............        17,283
     100    Wm. Wrigley Jr. Company...........         5,137
                                                 -----------
                                                      98,123
                                                 -----------
            HEALTH SERVICES -- 0.7%
     500    Tenet Healthcare Corporation(!)....        29,360
     600    UnitedHealth Group Inc. ..........        42,462
                                                 -----------
                                                      71,822
                                                 -----------
            HEAVY MACHINERY -- 0.2%
     400    Caterpillar Inc. .................        20,900
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 1.5%
     400    Avon Products, Inc. ..............   $    18,600
     200    Fortune Brands, Inc. .............         7,918
     200    International Flavors &
              Fragrances, Inc. ...............         5,942
     300    Kimberly-Clark Corporation........        17,940
   1,100    Procter & Gamble Company..........        87,043
     300    The Clorox Company................        11,865
                                                 -----------
                                                     149,308
                                                 -----------
            HOUSING AND FURNISHING -- 0.2%
     300    Centex Corporation................        17,127
     100    Whirlpool Corporation.............         7,333
                                                 -----------
                                                      24,460
                                                 -----------
            INSURANCE -- 2.7%
     500    Allstate Corporation..............        16,850
   1,594    American International Group,
              Inc. ...........................       126,564
     100    Hartford Financial Services
              Group, Inc. ....................         6,283
     300    John Hancock Financial Services,
              Inc. ...........................        12,390
     400    Lincoln National Corporation......        19,428
     800    MetLife, Inc. ....................        25,344
     200    MGIC Investment Corporation.......        12,344
     100    Progressive Corporation...........        14,930
     400    Torchmark Corporation.............        15,732
     700    UnumProvident Corporation.........        18,557
                                                 -----------
                                                     268,422
                                                 -----------
            INTEGRATED OIL -- 3.3%
     300    Amerada Hess Corporation..........        18,750
   1,008    ChevronTexaco Corporation.........        90,327
   3,600    Exxon Mobil Corporation...........       141,480
   1,100    Royal Dutch Petroleum Company.....        53,922
     800    USX-Marathon Group................        24,000
                                                 -----------
                                                     328,479
                                                 -----------
            INVESTMENT SERVICES -- 0.8%
     300    Lehman Brothers Holdings Inc. ....        20,040
     300    Merrill Lynch & Company, Inc. ....        15,636
     400    Morgan Stanley Dean Witter &
              Company.........................        22,376
     400    State Street Corporation..........        20,900
                                                 -----------
                                                      78,952
                                                 -----------
            LODGING AND RECREATION -- 0.6%
     800    Carnival Corporation..............        22,464
     400    Harley-Davidson, Inc. ............        21,724
     700    Mattel, Inc. .....................        12,040
                                                 -----------
                                                      56,228
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 3.1%
     800    Abbott Laboratories...............        44,600
     200    Applera Corporation - Applied
              Biosystems Group................         7,854
     700    Cardinal Health, Inc. ............        45,262
   2,300    Johnson & Johnson.................       135,930
     600    Medtronic, Inc. ..................        30,726
     300    St. Jude Medical, Inc.(!)..........        23,295
     200    Waters Corporation(!)..............         7,750
     500    Zimmer Holdings, Inc.(!)...........        15,270
                                                 -----------
                                                     310,687
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            METALS AND MINING -- 0.3%
     900    Alcoa Inc. .......................   $    31,995
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 0.3%
     100    El Paso Corporation...............         4,461
     900    Williams Companies, Inc. .........        22,968
                                                 -----------
                                                      27,429
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 1.6%
     600    American Power Conversion
              Corporation(!)...................         8,676
     600    Andrew Corporation(!)..............        13,134
     100    Brocade Communications
              Systems, Inc.(!).................         3,312
     300    CIENA Corporation(!)...............         4,293
   5,600    Cisco Systems, Inc.(!).............       101,416
     400    QUALCOMM Inc.(!)...................        20,200
     500    Scientific-Atlanta, Inc. .........        11,970
                                                 -----------
                                                     163,001
                                                 -----------
            OILFIELD SERVICES -- 0.4%
     700    GlobalSantaFe Corporation.........        19,964
     200    Schlumberger Ltd. ................        10,990
     200    Smith International, Inc.(!).......        10,724
                                                 -----------
                                                      41,678
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.4%
     600    Georgia-Pacific Corporation.......        16,566
     400    Temple-Inland Inc. ...............        22,692
                                                 -----------
                                                      39,258
                                                 -----------
            PHARMACEUTICALS -- 5.2%
     200    Allergan, Inc. ...................        15,010
     600    American Home Products
              Corporation.....................        36,816
     700    Amgen Inc.(!)......................        39,508
   1,100    Bristol-Myers Squibb Company......        56,100
     300    Chiron Corporation(!)..............        13,152
     400    Eli Lilly and Company.............        31,416
     400    Forest Laboratories, Inc.(!).......        32,780
     466    King Pharmaceuticals, Inc.(!)......        19,633
   1,100    Merck & Company, Inc. ............        64,680
   4,700    Pfizer Inc. ......................       187,294
     900    Schering-Plough Corporation.......        32,229
                                                 -----------
                                                     528,618
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.4%
     300    McGraw-Hill Companies, Inc. ......        18,294
     400    New York Times Company, Class A...        17,300
                                                 -----------
                                                      35,594
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
     600    Canadian National Railway
              Company.........................        28,968
     200    FedEx Corporation(!)...............        10,376
                                                 -----------
                                                      39,344
                                                 -----------
            RESTAURANTS -- 0.3%
     300    Darden Restaurants, Inc. .........        10,620
     300    Tricon Global Restaurants,
              Inc.(!)..........................        14,760
                                                 -----------
                                                      25,380
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            SEMICONDUCTORS -- 2.9%
     300    Altera Corporation(!)..............   $     6,366
     200    Analog Devices, Inc.(!)............         8,878
     400    Applied Materials, Inc.(!).........        16,040
     400    Applied Micro Circuits
              Corporation(!)...................         4,528
   4,500    Intel Corporation.................       141,525
     300    KLA-Tencor Corporation(!)..........        14,868
     200    Linear Technology Corporation.....         7,808
     400    Maxim Integrated Products,
              Inc.(!)..........................        21,004
     200    Microchip Technology Inc.(!).......         7,748
     500    Motorola, Inc. ...................         7,510
     200    National Semiconductor
              Corporation(!)...................         6,158
     400    Novellus Systems, Inc.(!)..........        15,780
     400    PMC  Sierra, Inc.(!)...............         8,504
     200    QLogic Corporation(!)..............         8,902
     500    Texas Instruments Inc. ...........        14,000
     200    Xilinx, Inc.(!)....................         7,810
                                                 -----------
                                                     297,429
                                                 -----------
            SOFTWARE -- 3.2%
     200    Citrix Systems, Inc.(!)............         4,532
     600    Computer Associates International,
              Inc. ...........................        20,694
     400    Intuit Inc.(!).....................        17,112
   3,300    Microsoft Corporation(!)...........       218,625
   3,400    Oracle Corporation(!)..............        46,954
     300    PeopleSoft, Inc.(!)................        12,060
     100    Symantec Corporation(!)............         6,633
                                                 -----------
                                                     326,610
                                                 -----------
            SPECIALTY STORES -- 1.8%
     100    AutoZone, Inc.(!)..................         7,180
     700    Bed Bath & Beyond Inc.(!)..........        23,730
     400    Best Buy Company, Inc.(!)..........        29,792
   1,400    Home Depot, Inc. .................        71,414
     800    Lowe's Companies, Inc. ...........        37,128
     500    Office Depot, Inc.(!)..............         9,270
                                                 -----------
                                                     178,514
                                                 -----------
            STEEL -- 0.1%
     200    Nucor Corporation.................        10,592
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 3.3%
   1,300    AT&T Corporation..................        23,582
   2,500    AT&T Wireless Services Inc.(!).....        35,925
     900    BellSouth Corporation.............        34,335
   2,000    SBC Communications Inc. ..........        78,340
   1,800    Sprint Corporation (FON Group)....        36,144
   1,900    Verizon Communications Inc. ......        90,174
   2,600    WorldCom, Inc.-WorldCom Group(!)...        36,608
                                                 -----------
                                                     335,108
                                                 -----------
            TOBACCO -- 0.7%
   1,500    Philip Morris Companies Inc. .....        68,775
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $6,182,253)...............     6,193,106
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                            VALUE
------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 12.8%
            AIRLINES -- 0.3%
$ 30,000    US Airways, Inc., Series 2002-G,
              8.020% 02/05/19!!...........   $        30,366
                                                 -----------
            AUTOMOTIVE -- 1.6%
  19,000    Delphi Automotive Systems
              Corporation,
              6.125% 05/01/04!!...............        19,168
  15,000    Ford Motor Company,
              7.450% 07/16/31.................        13,763
  20,000    Ford Motor Credit Company,
              7.600% 08/01/05!!...............        20,573
  19,000    Ford Motor Credit Company,
              5.800% 01/12/09!!...............        17,221
  15,000    Ford Motor Credit Company,
              7.250% 10/25/11.................        14,597
  11,000    General Motors Acceptance
              Corporation,
              6.125% 09/15/06##...............        10,885
   8,000    General Motors Acceptance
              Corporation,
              6.150% 04/05/07.................         7,880
  15,000    General Motors Acceptance
              Corporation,
              6.875% 09/15/11.................        14,671
  16,000    General Motors Acceptance
              Corporation,
              8.000% 11/01/31.................        16,285
  30,000    Toyota Motor Credit Corporation,
              5.625% 11/13/03!!...............        31,155
                                                 -----------
                                                     166,198
                                                 -----------
            BEVERAGES -- 0.1%
   7,000    Coca-Cola Enterprises Inc.,
              5.750% 11/01/08.................         7,005
                                                 -----------
            BROADCASTING AND CABLE -- 0.4%
  13,000    AOL Time Warner Inc.,
              7.625% 04/15/31.................        13,759
  10,000    Clear Channel Communications,
              Inc., 7.875% 06/15/05!!.........        10,470
   5,000    Comcast Cable Communications,
              7.125% 06/15/13.................         5,112
   6,000    Time Warner Inc.,
              8.110% 08/15/06!!...............         6,668
                                                 -----------
                                                      36,009
                                                 -----------
            CHEMICALS -- SPECIALTY -- 0.1%
   3,000    Praxair, Inc.,
              6.500% 03/01/08.................         3,061
   6,000    The Dow Chemical Company,
              6.125% 02/01/11.................         6,030
   4,000    The Dow Chemical Company,
              7.375% 11/01/29.................         4,363
                                                 -----------
                                                      13,454
                                                 -----------
            COMMERCIAL BANKING -- 0.8%
  15,000    Bank One Corporation,
              6.000% 08/01/08.................        15,041
  20,000    Corp Andina de Fomento,
              8.875% 06/01/05!!...............        22,613

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$  8,000    PNC Funding Corporation,
              5.750% 08/01/06.................   $     8,151
            Popular North America Inc., Series
   7,000      E,
              6.125% 10/15/06.................         6,884
   8,000    U.S. Bank NA,
              6.375% 08/01/11.................         8,105
  17,000    Wachovia Corporation,
              4.950% 11/01/06!!...............        16,697
                                                 -----------
                                                      77,491
                                                 -----------
            COMPUTER SERVICES -- 0.5%
  15,000    Comdisco, Inc.,
              6.000% 01/30/02(a)(b)...........        13,488
   1,000    Comdisco, Inc.,
              6.340% 01/11/02(a)(b)...........           760
   7,000    Comdisco, Inc., Series H,
              7.250% 09/20/01(a)(b)...........         5,320
            Electronic Data Systems
  30,000      Corporation,
              6.850% 10/15/04!!...............        31,735
                                                 -----------
                                                      51,303
                                                 -----------
            CONGLOMERATES -- 0.1%
   8,000    Waste Management, Inc.,
              7.375% 08/01/10.................         8,223
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 0.1%
  14,000    Countrywide Home Loans, Inc.,
              5.500% 08/01/06.................        13,965
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
  10,000    Sears Roebuck Acceptance
              Corporation, 6.750% 08/15/11....         9,975
  10,000    Wal-Mart Stores, Inc.,
              5.450% 08/01/06.................        10,256
                                                 -----------
                                                      20,231
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 0.1%
   4,000    General Electric Global Insurance
              Holding Corporation,
              7.000% 02/15/26.................         4,154
   8,000    Tyco International Group SA,
              6.875% 01/15/29.................         7,675
                                                 -----------
                                                      11,829
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
  15,000    American Electric Power Company,
              Inc., Series A,
              6.125% 05/15/06.................        14,825
   6,000    Cinergy Corporation,
              6.250% 09/01/04.................         6,083
   5,000    DPL Inc.,
              6.875% 09/01/11-................         4,891
  20,000    Exelon Generation Company LLC,
              6.950% 06/15/11-!!..............        20,280
   9,000    FirstEnergy Corporation, Series B,
              6.450% 11/15/11.................         8,781
  15,000    Progress Energy, Inc.,
              7.100% 03/01/11!!...............        15,569

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  4,000    Progress Energy, Inc.,
              7.750% 03/01/31.................   $     4,279
  15,000    PSEG Power LLC,
              6.875% 04/15/06.................        15,361
                                                 -----------
                                                      90,069
                                                 -----------
            ENERGY -- MISCELLANEOUS -- 0.2%
  15,000    Nisource Finance Corporation,
              7.500% 11/15/03.................        15,580
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.3%
            Anadarko Finance Company, Series
   4,000      B,
              6.750% 05/01/11.................
                                                       4,066
            Anadarko Finance Company, Series
   7,000      B,
              7.500% 05/01/31.................
                                                       7,276
  20,000    Pure Resources, Inc.,
              7.125% 06/15/11!!...............        19,193
                                                 -----------
                                                      30,535
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 2.0%
   6,000    Associates Corporation of North
              America,
              6.950% 11/01/18.................         6,195
  15,000    Boeing Capital Corporation,
              5.650% 05/15/06.................        14,951
   5,000    Capital One Bank,
              6.500% 07/30/04.................         5,008
  13,000    Capital One Bank,
              6.875% 02/01/06.................        12,659
  20,000    Caterpillar Finance Services
              Corporation,
              5.950% 05/01/06!!...............        20,539
  25,000    CIT Group, Inc., Class A,
              7.500% 11/14/03!!...............        26,567
  14,000    Citigroup Inc.,
              7.250% 10/01/10.................        15,017
   9,000    ERAC USA Finance Company,
              6.625% 02/15/05-................         9,097
   5,000    ERAC USA Finance Company,
              7.350% 06/15/08-................         5,018
  15,000    Household Finance Corporation,
              6.500% 01/24/06.................        15,421
  13,000    Household Finance Corporation,
              5.875% 02/01/09.................        12,366
  13,000    Household Finance Corporation,
              6.750% 05/15/11.................        12,936
            Pemex Project Funding Master
  10,000      Trust,
              9.125% 10/13/10.................
                                                      10,600
  15,000    Prudential Funding LLC,
              6.600% 05/15/08-!!..............        15,386
  25,000    Washington Mutual, Inc.,
              7.500% 08/15/06!!...............        26,985
                                                 -----------
                                                     208,745
                                                 -----------
            FOOD AND DRUG STORES -- 0.2%
  15,000    Fred Meyer, Inc.,
              7.450% 03/01/08.................        16,110
                                                 -----------

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            FOOD PRODUCTS -- 0.6%
$ 15,000    Kellogg Company,
              6.000% 04/01/06.................   $    15,414
  13,000    Sara Lee Corporation,
              6.250% 09/15/11!!...............        13,205
  13,000    Tyson Foods, Inc., Class A,
              7.250% 10/01/06-................        13,269
   5,000    Unilever Capital Corporation,
              6.750% 11/01/03.................         5,280
  15,000    Unilever Capital Corporation,
              7.125% 11/01/10!!...............        16,225
                                                 -----------
                                                      63,393
                                                 -----------
            HEALTH SERVICES -- 0.1%
   8,000    Wellpoint Health Networks Inc.,
              6.375% 06/15/06.................         8,158
                                                 -----------
            HOUSING AND FURNISHING -- 0.1%
   5,000    Hanson Overseas B.V.,
              6.750% 09/15/05.................         5,176
                                                 -----------
            INTEGRATED OIL -- 0.1%
   6,000    Amerada Hess Corporation,
              7.875% 10/01/29.................         6,352
   5,000    Occidental Petroleum Corporation,
              6.750% 01/15/12.................         5,020
                                                 -----------
                                                      11,372
                                                 -----------
            INVESTMENT SERVICES -- 0.9%
   8,000    Bear Stearns Companies, Inc.,
              7.800% 08/15/07.................         8,713
  10,000    Credit Suisse First Boston USA,
              5.875% 08/01/06.................        10,173
  10,000    Credit Suisse First Boston USA,
              6.125% 11/15/11.................         9,757
  15,000    FleetBoston Financial Corporation,
              7.250% 09/15/05.................        16,144
  15,000    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05!!...............        15,980
  14,000    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.................        13,941
  16,000    Morgan Stanley Dean Witter &
              Company,
              6.750% 04/15/11.................        16,370
                                                 -----------
                                                      91,078
                                                 -----------
            METALS AND MINING -- 0.1%
   6,000    Alcoa Inc.,
              7.375% 08/01/10.................         6,533
                                                 -----------
            NATURAL GAS PIPELINES -- 0.3%
   8,000    EL Paso Corporation,
              7.800% 08/01/31##...............         7,931
  15,000    Kinder Morgan, Inc.,
              6.650% 03/01/05.................        15,368
  12,000    The Williams Companies, Inc.,
              7.625% 07/15/19.................        11,863
                                                 -----------
                                                      35,162
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            OIL REFINING AND MARKETING -- 0.3%
$ 15,000    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03.................   $    15,347
  13,000    USX Corporation,
              6.650% 02/01/06!!...............        13,446
                                                 -----------
                                                      28,793
                                                 -----------
            OILFIELD SERVICES -- 0.1%
   5,000    Conoco Funding Company,
              6.350% 10/15/11.................         5,064
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.0%+
   4,000    International Paper Company,
              8.000% 07/08/03.................         4,258
                                                 -----------
            PHARMACEUTICALS -- 0.3%
            American Home Products
  18,000      Corporation,
              6.250% 03/15/06!!...............
                                                      18,638
  15,000    Pharmacia Corporation,
              6.600% 12/01/28!!...............        15,084
                                                 -----------
                                                      33,722
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.1%
   5,000    Viacom Inc., Class B,
              6.625% 05/15/11.................         5,083
   5,000    Viacom Inc., Class B,
              7.875% 07/30/30.................         5,520
                                                 -----------
                                                      10,603
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
   7,000    Burlington Northern Santa Fe
              Corporation,
              6.750% 07/15/11.................         7,152
  15,000    FedEx Corporation,
              6.625% 02/12/04.................        15,690
  30,000    Union Tank Car Company, Series A,
              6.680% 01/15/08!!...........        31,157
                                                 -----------
                                                      53,999
                                                 -----------
            REAL ESTATE -- 0.1%
   7,000    EOP Operating LP,
              7.000% 07/15/11.................         7,056
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.3%
  25,000    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03.......        13,125
   3,000    AT&T Corporation,
              8.000% 11/15/31-................         3,138
   6,000    AT&T Wireless Services Inc.,
              7.875% 03/01/11.................         6,395
   4,000    Cingular Wireless,
              7.125% 12/15/31-................         4,034
  10,000    Cox Communications, Inc., Class A,
              7.750% 11/01/10.................        10,678
   5,000    Qwest Capital Funding, Inc.,
              7.000% 08/03/09-................         4,856
   7,000    Qwest Capital Funding, Inc.,
              6.875% 07/15/28.................         6,095
  19,000    SBC Communications Inc.,
              6.250% 03/15/11!!...............        19,342

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  3,000    Sprint Capital Corporation,
              6.125% 11/15/08.................   $     2,918
   5,000    Sprint Capital Corporation,
              6.900% 05/01/19.................         4,677
   8,000    TELUS Corporation,
              7.500% 06/01/07.................         8,327
            Verizon Global Funding
  11,000      Corporation,
              7.750% 12/01/30!!...............        12,201
   8,000    Verizon New England Inc.,
              6.500% 09/15/11.................         8,134
  10,000    Verizon Pennsylvania, Series A,
              5.650% 11/15/11.................         9,587
   4,000    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11.................         4,096
  11,000    WorldCom, Inc. - WorldCom Group,
              8.250% 05/15/31.................        11,599
                                                 -----------
                                                     129,202
                                                 -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $1,270,803)...............     1,290,682
                                                 -----------
            FOREIGN BONDS AND NOTES -- 0.5%
   8,000    Government of Canada,
              5.250% 11/05/08.................         7,960
   6,000    Hellenic Republic,
              6.950% 03/04/08.................         6,458
  10,000    Kimberly-Clark de Mexico, SA de
              CV, Class A,
              8.875% 08/01/09-................        10,900
  11,000    Republic of Italy,
              6.000% 02/22/11.................        11,254
   8,000    Republic of Italy,
              6.875% 09/27/23.................         8,634
   8,000    United Mexican States,
              8.375% 01/14/11.................         8,280
                                                 -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $53,046)..................        53,486
                                                 -----------
            MORTGAGE-BACKED SECURITIES -- 15.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.1%
            Chase Manhattan Bank - First Union
  50,000      National, Series 1999-1, Class
              A2,
              7.439% 07/15/09!!...............        53,912
  45,000    CS First Boston Mortgage
              Securities Corporation, Series
              2000-C1, Class A2,
              7.545% 04/14/62!!...............        48,739
  50,000    PNC Mortgage Acceptance
              Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09!!...............        53,409
  50,000    PNC Mortgage Acceptance
              Corporation, Series 2000-C1,
              Class A2,
              7.610% 02/15/10!!...............        54,230

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
$ 52,094    PNC Mortgage Acceptance
              Corporation, Series 2001-C1,
              Class A1,
              5.910% 03/12/34!!...............   $    52,578
            Salomon Brothers Mortgage
  50,000      Securities VII, Series 2000-C1,
              Class A2,
              7.520% 12/18/09!!...............        53,971
                                                 -----------
                                                     316,839
                                                 -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 11.7%
 113,658    6.000% 07/01/16!!.................       113,942
 153,000    7.000% 05/01/31(c)................       155,869
 152,000    7.000% 05/01/31(c)................       154,850
 110,000    6.000% 10/01/31(c)................       107,559
 165,000    6.500% 10/01/31(c)................       165,000
 199,000    6.500% 10/01/31(c)................       199,000
 275,000    6.500% 12/01/31(c)................       275,000
                                                 -----------
                                                   1,171,220
                                                 -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.3%
  34,188    6.500% 01/15/31!!.................        34,387
                                                 -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,502,323)...............     1,522,446
                                                 -----------
            U.S. TREASURY OBLIGATIONS -- 9.0%
            U.S. TREASURY NOTES -- 6.2%
  45,000    5.625% 12/31/02...................        46,575
 130,000    4.750% 01/31/03##.................       133,596
 195,000    5.250% 08/15/03##.................       202,801
 155,000    5.750% 08/15/03##.................       162,338
   4,000    2.750% 10/31/03##.................         3,991
  15,000    7.250% 08/15/04##.................        16,373
  50,000    5.875% 11/15/04##.................        52,941
                                                 -----------
                                                     618,615
                                                 -----------
            U.S. TREASURY STRIPS -- 2.8%
 140,000    Discount note
              3.862%** 11/15/04...............       125,429
 223,000    Discount note
              6.029%** 11/15/21##.............        68,436
 130,000    Discount note
              5.899%** 11/15/27!!.............        28,889
  25,000    Interest only,
              4.349%** 05/15/06...............        20,712
  70,000    Interest only,
              .000%** 05/15/11................        42,166
                                                 -----------
                                                     285,632
                                                 -----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $905,356).................       904,247
                                                 -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 16.2%
              (Cost $1,629,050)
1,629,050   Nations Cash Reserves#............     1,629,050
                                                 -----------

                                                    VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $11,602,830*)......  115.6%  $11,654,152
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (15.6)%
            Cash..............................   $       140
            Receivable for investment
              securities sold.................       279,431
            Receivable for Fund shares sold...        38,476
            Dividends receivable..............         5,558
            Interest receivable...............        46,963
            Receivable from investment
              advisor.........................         6,244
            Unamortized organization costs....         4,739
            Collateral on securities loaned...      (517,050)
            Payable for Fund shares
              redeemed........................        (1,661)
            Administration fee payable........        (1,944)
            Payable for investment securities
              purchased.......................    (1,350,235)
            Accrued Trustees' fees and
              expenses........................       (39,485)
            Accrued expenses and other
              liabilities.....................       (40,240)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................    (1,569,064)
                                                 -----------
            NET ASSETS.................  100.0%  $10,085,088
                                                 ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income..........................   $     1,674
            Accumulated net realized loss on
              investments sold................      (379,727)
            Net unrealized appreciation of
              investments.....................        51,322
            Paid-in capital...................    10,411,819
                                                 -----------
            NET ASSETS........................   $10,085,088
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($10,085,088 / 1,065,975 shares
              of common stock outstanding)....         $9.46
                                                       =====

---------------

 *  Federal income tax information (see Note 9).

**  Rate represents annualized yield to maturity at December 31, 2001.

 - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(!) Non-income producing security.

 !! All or a portion of security segregated as collateral for TBA.

 +  Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $517,050.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $500,922 and $499,596, respectively.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                           VALUE
----------------------------------------------------------
            COMMON STOCKS -- 2.7%
            BROADCASTING AND CABLE -- 0.1%
    1,205   Charter Communications, Inc.,
              Class A##.....................   $    19,798
                                               -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
    1,240   Sears, Roebuck and Company......        59,074
                                               -----------
            HEALTH SERVICES -- 0.4%
    2,985   Apria Healthcare Group Inc......        74,595
                                               -----------
            LODGING AND RECREATION -- 0.1%
    2,705   Pinnacle Entertainment,
              Inc.(!).......................        16,311
                                               -----------
            METALS AND MINING -- 0.5%
      463   Joy Global Inc. ................         7,778
    2,900   Newmont Mining Corporation##....        55,419
    2,145   Placer Dome Inc. ...............        23,402
                                               -----------
                                                    86,599
                                               -----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    3,000   Abitibi-Consolidated Inc. ......        21,960
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
   28,615   @Track Communications, Inc.-....        42,923
      800   BellSouth Corporation...........        30,520
      800   SBC Communications Inc. ........        31,336
      600   Verizon Communications Inc. ....        28,476
                                               -----------
                                                   133,255
                                               -----------
            UTILITIES -- MISCELLANEOUS -- 0.3%
    3,100   NRG Energy, Inc.(!).............        48,050
                                               -----------
            TOTAL COMMON STOCKS
              (Cost $473,787)...............       459,642
                                               -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.2%
            BROADCASTING AND CABLE -- 0.3%
$  85,000   Telewest Finance,
              6.000% 07/07/05-..............        55,000
                                               -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
   65,000   Quantum Corporation -- DLT &
              Storage Systems,
              7.000% 08/01/04...............        57,200
                                               -----------
            CONGLOMERATES -- 0.2%
   95,000   Internet Capital Group, Inc.,
              5.500% 12/21/04...............        38,000
                                               -----------
            HEALTH SERVICES -- 0.5%
   60,000   CuraGen Corporation,
              6.000% 02/02/07...............        46,575
   55,000   Incyte Genomics, Inc.,
              5.500% 02/01/07...............        42,213
                                               -----------
                                                    88,788
                                               -----------
            METALS AND MINING -- 0.2%
   40,000   Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04...............        35,500
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              1.9%
  120,000   CIENA Corporation,
              3.750% 02/01/08...............        76,800
  145,000   Comverse Technology, Inc.,
              1.500% 12/01/05...............       110,743

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- (CONTINUED)
$ 130,000   Juniper Networks, Inc.,
              4.750% 03/15/07...............   $    94,250
   50,000   ONI Systems Corporation,
              5.000% 10/15/05...............        33,688
                                               -----------
                                                   315,481
                                               -----------
            SEMICONDUCTORS -- 1.1%
  175,000   LSI Logic Corporation,
              4.000% 02/15/05##.............       147,656
            Vitesse Semiconductor
   50,000     Corporation,
              4.000% 03/15/05...............        38,875
                                               -----------
                                                   186,531
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
  335,000   At Home Corporation,
              4.750% 12/15/06(a)(b).........        53,600
            Cox Communications, Inc., Class
  140,000     A,
              .426% 04/19/20................        60,200
                                               -----------
                                                   113,800
                                               -----------
            TOTAL CONVERTIBLE BONDS AND
              NOTES
              (Cost $995,257)...............       890,300
                                               -----------
            CORPORATE BONDS AND NOTES -- 79.6%
            AEROSPACE AND DEFENSE -- 0.7%
  125,000   Sequa Corporation, Class A,
              8.875% 04/01/08...............       116,875
                                               -----------
            AIRLINES -- 1.5%
   50,000   Delta Air Lines, Inc.,
              10.375% 12/15/22..............        41,204
   90,000   Delta Air Lines, Inc.,
              8.300% 12/15/29...............        72,323
   90,000   Northwest Airlines Inc.,
              8.375% 03/15/04...............        78,591
   80,000   Northwest Airlines Inc., Series
              2001, Class C,
              7.626% 04/01/10-..............        74,816
                                               -----------
                                                   266,934
                                               -----------
            AUTOMOTIVE -- 0.6%
  150,000   Mark IV Industries, Inc.,
              7.500% 09/01/07...............       109,500
                                               -----------
            BROADCASTING AND CABLE -- 10.1%
  220,000   Belo Corporation, Class A,
              8.000% 11/01/08...............       224,694
   60,000   Big City Radio, Inc.,
              11.250% 03/15/05..............        30,000
            British Sky Broadcasting Group
  115,000     plc,
              6.875% 02/23/09...............       110,141
  160,000   Cablevision SA,
              13.750% 04/30/07..............        33,600
   75,000   Cablevision SA,
              13.750% 05/01/09..............        15,000
  110,000   CanWest Media Inc.,
              10.625% 05/15/11##............       117,013
  120,000   Charter Communications Holdings
              LLC,
              8.625% 04/01/09...............       115,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  35,000   Charter Communications Holdings
              LLC,
              10.250% 01/15/10..............   $    35,875
   60,000   Charter Communications Holdings
              LLC,
              10.000% 05/15/11..............        61,050
  115,000   Charter Communications Holdings
              LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06....        70,725
  210,000   Comcast UK Cable Partners Ltd.,
              Class A,
              11.200% 11/15/07..............       155,400
            Frontiervision Operating
  125,000     Partners LP,
              11.875% 09/15/07..............
                                                   131,094
   50,000   LIN Television Corporation,
              8.000% 01/15/08##.............        50,375
  120,000   NTL Communications Corporation,
              Series B,
              11.875% 10/01/10##............        42,000
   30,000   NTL Inc., Series B,
              11.500% 02/01/06##............        10,500
    5,000   Ono Finance plc,
              13.000% 05/01/09..............         3,794
  105,000   Ono Finance plc,
              14.000% 02/15/11..............        82,819
   10,000   Paxson Communications
              Corporation,
              10.750% 07/15/08..............        10,488
   85,000   Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02....        40,375
  170,000   Rogers Cable Systems,
              10.125% 09/01/12..............       181,049
   40,000   Sinclair Broadcast Group, Inc.,
              Class A,
              10.000% 09/30/05##............        41,333
   20,000   Sinclair Broadcast Group, Inc.,
              Class A,
              8.750% 12/15/07##.............        19,950
   25,000   Telewest Communications plc,
              11.000% 10/01/07..............        18,000
            UIH Australia/Pacific Inc.,
  210,000     Series B,
              14.000% 05/15/06(a)...........
                                                     6,300
  235,000   United Pan-Europe Communications
              N.V., Series B,
              11.250% 02/01/10##............        30,550
  200,000   United Pan-Europe Communications
              N.V., Series B,
              11.500% 02/01/10..............        26,000
  170,000   United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04....        13,600
   40,000   United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04....         3,200

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$ 210,000   UnitedGlobalCom Inc., Series B,
              (0.000)% due 02/15/08
              10.750% beginning 02/15/03....   $    60,900
                                               -----------
                                                 1,741,325
                                               -----------
            CHEMICALS -- BASIC -- 1.0%
  165,000   Olin Corporation,
              9.125% 12/15/11...............       166,889
                                               -----------
            CHEMICALS -- SPECIALTY -- 1.9%
   65,000   Acetex Corporation,
              10.875% 08/01/09(-)...........        65,000
   65,000   General Chemical Industrial
              Products,
              10.625% 05/01/09..............        50,700
   70,000   Millennium America Inc.,
              7.625% 11/15/26...............        53,900
            Sovereign Specialty Chemicals,
   65,000     Inc.,
              11.875% 03/15/10..............        62,400
  105,000   Terra Capital Inc.,
              12.875% 10/15/08-.............       103,950
                                               -----------
                                                   335,950
                                               -----------
            COMMERCIAL BANKING -- 0.8%
   90,000   Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03...............        90,772
   40,000   Golden State Holdings, Escrow
              Corporation,
              7.125% 08/01/05...............        40,124
                                               -----------
                                                   130,896
                                               -----------
            COMMERCIAL SERVICES -- 1.0%
   75,000   Intertek Finance plc, Series B,
              10.250% 11/01/06..............        75,000
  110,000   Protection One, Inc.,
              7.375% 08/15/05...............        90,200
                                               -----------
                                                   165,200
                                               -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
   65,000   Unisys Corporation,
              7.250% 01/15/05...............        63,538
   60,000   Unisys Corporation,
              8.125% 06/01/06...............        59,700
                                               -----------
                                                   123,238
                                               -----------
            CONSUMER SERVICES -- 0.2%
            Jafra Cosmetics International,
   40,000     Inc.,
              11.750% 05/01/08..............
                                                    40,000
                                               -----------
            DIVERSIFIED ELECTRONICS -- 0.6%
   95,000   Knowles Electronics Inc.,
              13.125% 10/15/09..............        95,238
                                               -----------
            ELECTRIC POWER -- NON NUCLEAR -- 10.9%
  135,000   AES Corporation,
              8.750% 12/15/02...............       132,975
            AES Drax Holdings Ltd., Series
  105,000     B,
              10.410% 12/31/20..............        93,713
            AES Eastern Energy, Series
   20,000     1999-A,
              9.000% 01/02/17...............        19,745
            AES Eastern Energy, Series
  150,000     1999-A,
              9.670% 01/02/29...............       153,628

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$ 125,000   Caithness Coso Funding
              Corporation, Series B,
              9.050% 12/15/09...............   $   127,500
   60,000   Calpine Canada Energy Finance,
              8.500% 05/01/08...............        54,877
   70,000   Calpine Corporation,
              8.500% 02/15/11##.............        63,698
  275,000   Cedar Brakes II LLC,
              9.875% 09/01/13(-)............       277,092
  130,000   CMS Energy Corporation,
              8.500% 04/15/11...............       129,873
   90,000   Edison Mission Energy,
              10.000% 08/15/08..............        92,566
  140,000   ESI Tractebel Acquisition
              Corporation, Series B,
              7.990% 12/30/11...............       140,980
  100,000   Mirant Corporation,
              7.400% 07/15/04-..............        89,186
  115,000   PG&E National Energy Group,
              10.375% 05/16/11..............       121,256
   35,000   PSEG Energy Holdings, Inc.,
              9.125% 02/10/04...............        36,791
   35,000   PSEG Energy Holdings, Inc.,
              8.625% 02/15/08...............        35,573
   30,000   PSEG Energy Holdings, Inc.,
              10.000% 10/01/09..............        32,095
   41,768   Salton Sea Funding, Series B,
              7.370% 05/30/05...............        41,692
            Tiverton/Rumford Power
  105,000     Association,
              9.000% 07/15/18-..............        95,586
   30,000   Western Resources, Inc.,
              6.250%-- 08/15/03.............        28,541
  140,000   Western Resources, Inc.,
              6.875% 08/01/04...............       135,045
                                               -----------
                                                 1,902,412
                                               -----------
            ENERGY -- MISCELLANEOUS -- 0.5%
  105,000   Dynegy Holdings Inc.,
              6.875% 04/01/11...............        89,201
                                               -----------
            EXPLORATION AND PRODUCTION -- 3.2%
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11##............        42,300
   55,000   Comstock Resources, Inc.,
              11.250% 05/01/07..............        54,450
  160,000   Energy Corporation of America,
              Series A,
              9.500% 05/15/07...............       108,000
   70,000   Mission Resources Corporation,
              Series C,
              10.875% 04/01/07..............        63,000
  105,000   Ocean Energy, Inc., Series B,
              8.250% 07/01/18...............       110,513
   80,000   Stone Energy Corporation,
              8.250% 12/15/11-..............        81,200
   80,000   Triton Energy Ltd.,
              8.875% 10/01/07...............        88,800
                                               -----------
                                                   548,263
                                               -----------

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.3%
$ 170,000   Rent-A-Center, Inc.,
              11.000% 08/15/08-.............   $   172,550
  125,000   The FINOVA Group Inc.,
              7.500% 11/15/09...............        52,500
                                               -----------
                                                   225,050
                                               -----------
            FOOD PRODUCTS -- 0.2%
            Chiquita Brands International,
   50,000     Inc.,
              10.000% 06/15/09##(a)(b)......        42,500
                                               -----------
            HEALTH SERVICES -- 3.9%
   60,000   Express Scripts, Inc.,
              9.625% 06/15/09...............        66,150
  115,000   Fountain View Inc., Series B,
              11.250% 04/15/08(a)(b)........        57,500
  115,000   HCA Inc.,
              7.500% 11/15/95...............       104,470
  210,000   Unilab Finance Corporation,
              12.750% 10/01/09..............       243,601
   35,000   Manor Care, Inc.,
              7.500% 06/15/06...............        35,536
   55,000   Manor Care, Inc.,
              8.000% 03/01/08...............        56,925
  105,000   Team Health Inc., Series B,
              12.000% 03/15/09..............       114,975
                                               -----------
                                                   679,157
                                               -----------
            HEAVY MACHINERY -- 0.4%
   60,000   Joy Global Inc.,
              10.750% 04/30/06##............        61,800
                                               -----------
            LODGING AND RECREATION -- 9.6%
  130,000   Bally Total Fitness Holding
              Corporation, Series D,
              9.875% 10/15/07...............       132,600
   85,000   Felcor Lodging LP,
              9.500% 09/15/08...............        85,213
  145,000   Harrahs Operating Company, Inc.,
              8.000% 02/01/11...............       149,367
   60,000   Hilton Hotels Corporation,
              7.625% 05/15/08...............        57,214
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11##.............        58,257
   80,000   Hollywood Casino Corporation,
              13.000% 08/01/06..............        75,600
  245,000   ITT Corporation,
              7.375% 11/15/15...............       212,056
   50,000   Mandalay Resort Group,
              9.500% 08/01/08...............        52,375
  100,000   Park Place Entertainment
              Corporation,
              8.875% 09/15/08##.............       101,875
   55,000   Penn National Gaming, Inc.,
              11.125% 03/01/08..............        58,025
  200,000   Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07...............       172,999
   37,000   President Casinos, Inc.,
              13.000% 09/15/03(a)(d)........        18,130
  105,000   Sun International Hotels Ltd.,
              9.000% 03/15/07...............       101,063

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$  50,000   Vail Resorts, Inc.,
              8.750% 051/5/09-..............   $    48,500
  115,000   Vail Resorts, Inc.,
              8.750% 05/15/09...............       111,550
  145,000   Venetian Casino Resort LLC,
              12.250% 11/15/04##............       145,000
   80,000   Wheeling Island Gaming Inc.,
              10.125% 12/15/09-.............        81,200
                                               -----------
                                                 1,661,024
                                               -----------
            MEDICAL DEVICES AND SUPPLIES -- 3.9%
  115,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06...............       109,250
  135,000   Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03....        83,700
  204,000   DJ Orthopedics LLC,
              12.625% 06/15/09..............       227,460
   80,000   Owens & Minor Inc.,
              8.500% 07/15/11...............        83,200
            Per-Se Technologies, Inc.,
  185,000     Series B,
              9.500% 02/15/05...............       164,650
                                               -----------
                                                   668,260
                                               -----------
            METALS AND MINING -- 2.6%
  310,000   Algoma Steel Inc.,
              12.375% 07/15/05(a)...........        75,950
   75,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06..............        74,625
  120,000   Great Central Mines Ltd.,
              8.875% 04/01/08...............       118,200
   90,000   Newmont Mining Corporation,
              8.625% 05/15/11...............        92,234
   75,000   Ormet Corporation,
              11.000% 08/15/08-.............        47,250
   45,000   United States Steel LLC,
              10.750% 08/01/08-.............        42,975
                                               -----------
                                                   451,234
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              2.2%
  115,000   IPC Acquisition Corporation,
              11.500% 12/15/09-.............       115,000
   47,250   Lucent Technologies Inc.,
              .000% 02/26/03................        45,163
   80,000   Lucent Technologies Inc.,
              6.500% 01/15/28...............        54,400
  125,000   Lucent Technologies Inc.,
              6.450% 03/15/29...............        85,000
   60,000   Marconi Corporation plc,
              7.750% 09/15/10...............        31,352
  120,000   Marconi Corporation plc,
              8.375% 09/15/30...............        55,159
                                               -----------
                                                   386,074
                                               -----------
            OILFIELD SERVICES -- 3.0%
   90,000   Grant Prideco, Inc., Series B,
              9.625% 12/01/07...............        89,325
  135,000   Halliburton Company, Series A,
              MTN,
              6.750% 02/01/27...............       122,284

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
$  70,000   HORNBECK-LEEVAC Marine Services,
              Inc.,
              10.625% 08/01/08-.............   $    71,050
            Parker Drilling Company, Series
   80,000     D,
              9.750% 11/15/06...............        79,600
   80,000   Pride International, Inc.,
              9.375% 05/01/07##.............        84,200
            R&B Falcon Corporation, Series
   70,000     B,
              7.375% 04/15/18...............        66,245
                                               -----------
                                                   512,704
                                               -----------
            PACKAGING AND CONTAINERS -- 2.8%
  260,000   Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02##.............       176,800
   40,000   Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23...............        17,000
   93,838   Owens Corning Bank Debt,
              .000% 06/26/02-...............        63,223
    6,162   Owens Corning Bank Debt,
              .000% 06/26/02-...............         4,152
   70,000   Owens-Illinois, Inc.,
              7.150% 05/15/05##.............        65,800
   45,000   Owens-Illinois, Inc.,
              7.800% 05/15/18...............        38,925
  105,000   Plastipak Holdings Inc.,
              10.750% 09/01/11-.............       110,250
                                               -----------
                                                   476,150
                                               -----------
            PAPER AND FOREST PRODUCTS -- 1.0%
   70,000   Doman Industries Ltd., Class A,
              12.000% 07/01/04##............        62,300
  115,000   Pope and Talbot, Inc.,
              8.375% 06/01/13...............       106,375
                                               -----------
                                                   168,675
                                               -----------
            PHARMACEUTICALS -- 1.2%
  145,000   Caremark Rx, Inc.,
              7.375% 10/01/06...............       145,000
   65,000   McKesson Corporation,
              7.650% 03/01/27...............        56,589
                                               -----------
                                                   201,589
                                               -----------
            PUBLISHING AND ADVERTISING -- 4.0%
  110,000   American Color Graphics,
              12.750% 08/01/05..............       105,738
   90,000   American Greetings Corporation,
              Class A,
              11.750% 07/15/08-##...........        92,700
  120,000   Garden State Newspapers, Inc.,
              Series B,
              8.750% 10/01/09...............       118,349
   95,000   Key3Media Group, Inc.,
              11.250% 06/15/11..............        79,800
  110,000   Phoenix Color Corporation,
              10.375% 02/01/09..............        77,000
   40,000   Quebecor Media Inc.,
              11.125% 07/15/11..............        42,700
  140,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/01/06....        84,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
$     274   Ziff Davis Media Inc.,
              11.570%-- 01/01/02-...........   $       204
   49,726   Ziff Davis Media Inc.,
              12.780%-- 01/01/02-...........        36,963
  215,000   Ziff Davis Media Inc., Series B,
              12.000% 07/15/10..............        60,200
                                               -----------
                                                   698,529
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
   23,538   Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04-(d)..........        20,045
    1,584   Pegasus Promissory Note,
              .000% 01/01/99-(a)(d).........             0
   80,000   Sea Containers Ltd., Series B,
              7.875% 02/15/08...............        43,200
                                               -----------
                                                    63,245
                                               -----------
            REAL ESTATE -- 1.3%
  105,000   CB Richard Ellis Services Inc.,
              11.250% 06/15/11..............        89,775
            LNR Property Corporation, Series
  135,000     B,
              9.375% 03/15/08...............       133,313
                                               -----------
                                                   223,088
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.3%
  115,000   BF Saul, Series B,
              9.750% 04/01/08...............       111,550
            Crescent Real Estate Equities
  235,000     LP,
              7.000% 09/15/02...............       235,067
   90,000   Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...............        93,113
            MeriStar Hospitality
  130,000     Corporation,
              9.000% 01/15/08...............       123,500
            OMEGA Healthcare Investors,
   95,000     Inc.,
              6.950% 08/01/07...............        79,697
  100,000   Senior Housing Properties Trust,
              8.625% 01/15/12...............       101,000
                                               -----------
                                                   743,927
                                               -----------
            SEMICONDUCTORS -- 0.4%
   70,000   Fairchild Semiconductor
              Corporation, Class A,
              10.375% 10/01/07##............        72,975
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 3.4%
   75,000   360Networks Inc.,
              13.000% 05/01/08(a)(b)........             8
   60,000   Alamosa Delaware Inc.,
              12.500% 02/01/11..............        61,200
   40,000   Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05....        24,800
  185,000   Call-Net Enterprises, Inc.,
              9.375% 05/15/09##.............        64,750
   80,000   Call-Net Enterprises, Inc.,
              (0.000)% due 05/15/09
              10.800% beginning 05/15/04....        18,400

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$ 125,000   COLO.COM,
              13.875% 03/15/10-(a)(b).......   $     2,500
  215,000   Globix Corporation,
              12.500% 02/01/10..............        43,000
   40,825   GT Telecom Racers Notes Trust,
              Series A,
              11.460%-- 06/30/08-...........        29,394
   29,175   GT Telecom Racers Notes Trust,
              Series B,
              9.110%-- 02/03/03-............        21,006
  125,000   Hermes Europe Railtel BV,
              11.500% 08/15/07(a)(b)........        11,250
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05..............         2,550
   81,000   Loral Cyberstar Inc.,
              10.000% 07/15/06..............        53,460
            Millicom International Cellular
  170,000     SA,
              13.500% 06/01/06..............       112,200
  120,000   Neon Communications Inc.,
              12.750% 08/15/08..............        24,000
  100,000   Nextel International Inc.,
              12.750% 08/01/10..............         7,000
   80,000   Pagemart Nationwide,
              15.000% 02/01/05(a)(b)........           400
   55,000   PSINet, Inc.,
              11.500% 11/01/08(a)(b)........         4,125
  100,000   PSINet, Inc.,
              11.000% 08/01/09(a)(b)........         7,500
   59,000   Telesystem International
              Wireless Inc.,
              14.000% 12/30/03-.............        44,250
   80,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04....        56,400
                                               -----------
                                                   588,193
                                               -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $15,136,675)............    13,756,095
                                               -----------
            FOREIGN BONDS AND NOTES -- 0.7%
   70,000   Completel Europe N.V., Series B,
              14.000% 04/15/10(e)...........        19,322
   80,000   Ono Finance plc,
              13.000% 05/01/09(e)...........        56,272
   50,000   SBS Broadcasting SA,
              12.000% 06/15/08-(e)..........        35,171
  105,000   United Pan-Europe Communications
              N.V., Series B,
              11.250% 02/01/10(e)...........        12,154
                                               -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $154,092)...............       122,919
                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.5%
$  40,000   Colt Telecom Group plc,
              2.000% 03/29/06-(e)...........   $    20,924
   20,000   Colt Telecom Group plc,
              2.000% 12/16/06-(e)...........        10,039
  115,000   Colt Telecom Group plc,
              2.000% 04/03/07-(e)...........        57,086
                                               -----------
            TOTAL FOREIGN CONVERTIBLE BONDS
              AND NOTES
              (Cost $120,036)...............        88,049
                                               -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.8%
            BROADCASTING AND CABLE -- 0.6%
    1,070   Paxson Communications
              Corporation(c)................       101,650
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding
              Ltd.-(c)(d)...................             5
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.0%
    1,750   Sovereign REIT-.................       173,250
                                               -----------
            TOBACCO -- 0.2%
    2,408   North Atlantic Trading
              Company(c)....................        33,110
                                               -----------
            TOTAL PREFERRED STOCKS
              (Cost $297,424)...............       308,015
                                               -----------
            WARRANTS -- 0.0%+
      125   COLO.COM
              Expire 03/15/10-..............             1
      803   Loral Space & Communications

 SHARES
---------
              Expire 12/26/06...............   $         0
      105   Ono Finance plc
              Expire 03/16/11-..............         1,050
                                               -----------
            TOTAL WARRANTS
              (Cost $28,005)................         1,051
                                               -----------
            INVESTMENT COMPANIES -- 16.3%
            (Cost $2,818,363)
2,818,363   Nations Cash Reserves#..........     2,818,363
                                               -----------
            TOTAL INVESTMENTS
              (Cost $20,023,639*)....  106.8%   18,444,434
                                               -----------
            OTHER ASSETS AND
              LIABILITIES (NET)......   (6.8)%
            Cash............................   $    15,618
            Unrealized appreciation on
              forward foreign exchange
              contracts.....................         6,002
            Receivable for Fund shares
              sold..........................        51,831
            Dividends receivable............           447
            Interest receivable.............       422,997
            Receivable from investment
              advisor.......................        11,987
            Unrealized depreciation on
              forward foreign exchange
              contracts.....................          (256)
            Collateral on securities
              loaned........................    (1,521,363)
            Payable for Fund shares
              redeemed......................        (6,926)
            Administration fee payable......        (3,223)
            Payable for investment
              securities purchased..........       (65,579)
            Accrued Trustees' fees and
              expenses......................       (29,392)
            Accrued expenses and other
              liabilities...................       (50,214)
                                               -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).............    (1,168,071)
                                               -----------
            NET ASSETS...............  100.0%  $17,276,363
                                               ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                  VALUE
----------------------------------------------------------
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income.............   $    (7,501)
            Accumulated net realized loss on
              investments sold..............       (22,419)
            Net unrealized depreciation of
              investments, foreign currency
              and net other assets..........    (1,573,487)
            Paid-in capital.................    18,879,770
                                               -----------
            NET ASSETS......................   $17,276,363
                                               ===========
            NET ASSET VALUE PER SHARE
              ($17,276,363 / 1,948,805
              shares of common stock
              outstanding)..................         $8.87
                                               ===========

---------------

 * Federal income tax information (see Note 9).

 - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 -- Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2001.

(!) Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $1,521,363.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $1,615,855 and $1,432,635, respectively.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(d) Fair Valued security.

(e) Foreign security.

Abbreviations:
ADR   --   American Depository Receipt
MTN   --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

                     (This page intentionally left blank.)

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended December 31, 2001

                                  INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                  OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     -----------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $24,497, $14,952, $2,024,
  $52, $297, $2,611, $106, $0,
  $133, $217 and $152,
  respectively)...............    $      184,668     $      137,023     $      772,081     $       61,667
Dividend income from
  affiliated funds............             1,482             15,155             12,574             10,707
Interest......................            34,647                 28            469,381                804
Securities lending............                --                 --              6,505              3,887
                                  --------------     --------------     --------------     --------------
    Total investment income...           220,797            152,206          1,260,541             77,065
                                  --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.......            96,912             54,898            928,101             75,586
Administration fee............            26,651             13,420            284,618             23,232
Transfer agent fees...........             3,653                 --             34,148              2,517
Custodian fees................            25,843                858              8,635              3,111
Trustees' fees and expenses...            36,240             36,232             36,240             36,240
Shareholder servicing and
  distribution fees...........            30,285             15,250            309,367             25,252
Legal and audit fees..........            62,938             43,334             90,189             45,985
Printing expense..............            12,727             21,532             10,153                 --
Amortization of organization
  costs.......................             3,855                 --              3,855              3,855
Interest expense..............               137                 --                 --                 54
Other.........................             5,405                 --                 27                 --
                                  --------------     --------------     --------------     --------------
    Total expenses............           304,646            185,524          1,705,333            215,832
Fees waived and expenses
  reimbursed by investment
  advisor and/or
  distributor.................          (152,346)          (108,417)          (346,741)          (107,856)
Fees reduced by credits
  allowed by the custodian....              (738)              (858)            (2,616)               (47)
                                  --------------     --------------     --------------     --------------
    Net expenses..............           151,562             76,249          1,355,976            107,929
                                  --------------     --------------     --------------     --------------
NET INVESTMENT
  INCOME/(LOSS)...............            69,235             75,957            (95,435)           (30,864)
                                  --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.......        (3,934,654)            62,832        (25,599,863)           145,317
  Futures contracts...........                --                 --                 --              7,135
  Foreign currency and net
    other assets..............           (47,439)            (1,256)            (4,289)                --
                                  --------------     --------------     --------------     --------------
Net realized gain/(loss) on
  investments.................        (3,982,093)            61,576        (25,604,152)           152,452
                                  --------------     --------------     --------------     --------------
Change in unrealized
  appreciation/(depreciation)
  of:
  Securities..................         1,948,929           (653,960)        (1,239,264)           412,178
  Futures contracts...........                --                 --                 --             (9,142)
  Foreign currency and net
    other assets..............               318                 11                 --                 --
                                  --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation)
  of investments..............         1,949,247           (653,949)        (1,239,264)           403,036
                                  --------------     --------------     --------------     --------------
Net realized and unrealized
  gain/(loss) on
  investments.................        (2,032,846)          (592,373)       (26,843,416)           555,488
                                  --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    $   (1,963,611)    $     (516,416)    $  (26,938,851)    $      524,624
                                  ==============     ==============     ==============     ==============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

                       GROWTH &         CAPITAL           MIDCAP                         ASSET        HIGH YIELD
    21ST CENTURY        INCOME           GROWTH           GROWTH          VALUE        ALLOCATION        BOND
     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO(A)     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
    $     16,584     $    497,556     $    183,803     $      2,591     $  213,124     $   76,585     $   52,933
           3,022            4,748           26,672            6,048         15,699         29,062         28,503
           8,088          228,958              311              758             --        179,689      1,512,330
              --            4,917               --               --            338            469          2,746
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          27,694          736,179          210,786            9,397        229,161        285,805      1,596,512
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          30,616          577,904          111,419            7,588         74,406         56,215         70,625
           9,831          177,224           45,480            2,685         26,328         19,892         29,534
           1,012           21,870            4,184              356          2,882          2,094          1,503
           1,052            7,447            3,278              692          1,412          1,666          5,543
          36,240           36,240           36,240           13,099         36,232         36,240         36,232
          10,685          192,635           49,435            2,919         28,618         21,621         32,102
          39,569           74,417           44,462           22,898         50,750         47,578         62,201
          13,095            8,374               --           15,827          3,278          9,371         33,570
           3,838            3,855            3,855               --          3,855          3,855             --
              --               --               76               --             --             --             --
           1,076            1,287               --              811          1,226          3,356          2,389
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         147,014        1,101,253          298,429           66,875        228,987        201,888        273,699
        (101,084)        (253,672)        (121,767)         (55,192)      (114,382)      (114,596)      (144,878)
            (355)          (1,042)             (49)              (9)          (134)          (807)          (412)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          45,575          846,539          176,613           11,674        114,471         86,485        128,409
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         (17,881)        (110,360)          34,173           (2,277)       114,690        199,320      1,468,103
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (2,092,164)     (15,633,437)      (1,798,581)         (58,729)      (398,209)      (115,531)       185,180
              --               --          (42,411)              --             --             --             --
              (6)          (1,318)              --               --             --             --         (4,969)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (2,092,170)     (15,634,755)      (1,840,992)         (58,729)      (398,209)      (115,531)       180,211
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         726,986         (685,770)        (869,166)         (40,784)      (484,545)      (496,276)      (715,941)
              --               --           15,326               --             --             --             --
              --                3               --               --             --             --          8,501
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         726,986         (685,767)        (853,840)         (40,784)      (484,545)      (496,276)      (707,440)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (1,365,184)     (16,320,522)      (2,694,832)         (99,513)      (882,754)      (611,807)      (527,229)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
    $ (1,383,065)    $(16,430,882)    $ (2,660,659)    $   (101,790)    $ (768,064)    $ (412,487)    $  940,874
    ============     ============     ============     ============     ==========     ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                          INTERNATIONAL OPPORTUNITIES
                                                                   PORTFOLIO                   INTERNATIONAL VALUE PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                          12/31/01           12/31/00           12/31/01         12/31/00(A)
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $       69,235     $       21,698     $       75,957     $        8,545
Net realized gain/(loss) on investments............        (3,982,093)           114,370             61,576                543
Net change in unrealized
  appreciation/(depreciation) of investments.......         1,949,247         (1,943,341)          (653,949)           (21,324)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        (1,963,611)        (1,807,273)          (516,416)           (12,236)
Distributions to shareholders from net investment
  income...........................................           (25,031)           (17,096)           (71,488)            (7,755)
Distributions to shareholders from net realized
  gain on investments..............................            (3,715)          (197,198)           (56,301)                --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................          (615,151)        10,060,753         10,028,858          2,141,535
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............        (2,607,508)         8,039,186          9,384,653          2,121,544
NET ASSETS:
Beginning of period................................        13,937,392          5,898,206          2,121,544                 --
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   11,329,884     $   13,937,392     $   11,506,197     $    2,121,544
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $           --     $        4,181     $        3,651     $          425
                                                       ==============     ==============     ==============     ==============

---------------

(a) International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

    FOCUSED EQUITIES PORTFOLIO                  SMALL COMPANY PORTFOLIO                   21ST CENTURY PORTFOLIO
 ---------------------------------         ---------------------------------         ---------------------------------
  YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
   12/31/01             12/31/00             12/31/01             12/31/00             12/31/01             12/31/00
-----------------------------------------------------------------------------------------------------------------------
$      (95,435)      $       80,259       $      (30,864)      $       24,581       $      (17,881)      $      (15,638)
   (25,604,152)          (5,157,972)             152,452              953,986           (2,092,170)            (545,419)
    (1,239,264)         (19,044,728)             403,036             (121,653)             726,986           (1,364,590)
--------------       --------------       --------------       --------------       --------------       --------------
   (26,938,851)         (24,122,441)             524,624              856,914           (1,383,065)          (1,925,647)
            --              (81,836)                  --             (355,259)                  --                   --
            --           (2,581,660)             (50,371)            (362,491)                  --                   --
            --                   --                   --             (275,266)                  --                   --
    (5,035,818)          62,384,607            2,776,206            2,277,375            1,101,301             (651,135)
--------------       --------------       --------------       --------------       --------------       --------------
   (31,974,669)          35,598,670            3,250,459            2,141,273             (281,764)          (2,576,782)
   148,714,115          113,115,445            9,328,202            7,186,929            5,107,246            7,684,028
--------------       --------------       --------------       --------------       --------------       --------------
$  116,739,446       $  148,714,115       $   12,578,661       $    9,328,202       $    4,825,482       $    5,107,246
==============       ==============       ==============       ==============       ==============       ==============
$           --       $           --       $           --       $           --       $           --       $           --
==============       ==============       ==============       ==============       ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           GROWTH & INCOME PORTFOLIO             CAPITAL GROWTH PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          12/31/01           12/31/00           12/31/01           12/31/00
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $     (110,360)    $        6,541     $       34,173     $      143,458
Net realized gain/(loss) on investments                   (15,634,755)          (332,906)        (1,840,992)          (725,906)
Net change in unrealized
  appreciation/(depreciation) of investments.......          (685,767)       (11,846,813)          (853,840)        (2,137,084)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................       (16,430,882)       (12,173,178)        (2,660,659)        (2,719,532)
Distributions to shareholders from net investment
  income...........................................            (1,084)            (5,858)           (27,347)          (138,715)
Distributions to shareholders from net realized
  gain on investments..............................                --           (993,456)                --                 --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................        (1,808,695)        39,914,892         (1,508,624)         4,721,070
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............       (18,240,661)        26,742,400         (4,196,630)         1,862,823
NET ASSETS:
Beginning of period................................        90,790,934         64,048,534         22,542,357         20,679,534
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   72,550,273     $   90,790,934     $   18,345,727     $   22,542,357
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $           --     $          683     $       11,569     $        4,743
                                                       ==============     ==============     ==============     ==============

---------------

(a) High Yield Bond commenced operations on July 7, 2000.

(b) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

     MIDCAP
GROWTH PORTFOLIO            VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO         HIGH YIELD BOND PORTFOLIO
-----------------   -------------------------------   -------------------------------   -------------------------------
  PERIOD ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
   12/31/01(B)         12/31/01         12/31/00         12/31/01         12/31/00         12/31/01       12/31/00(A)
-----------------------------------------------------------------------------------------------------------------------
$          (2,277)  $      114,690   $      113,620   $      199,320   $      217,043   $    1,468,103   $      515,201
          (58,729)        (398,209)         206,049         (115,531)          25,620          180,211         (191,979)
          (40,784)        (484,545)         360,758         (496,276)         246,691         (707,440)        (866,047)
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
         (101,790)        (768,064)         680,427         (412,487)         489,354          940,874         (542,825)
               --         (112,446)        (108,868)        (199,217)        (213,862)      (1,470,381)        (525,058)
               --               --               --               --               --               --               --
               --               --               --               --               --               --               --
        3,661,520        3,824,205         (143,460)       3,375,363          497,491        7,962,790       10,910,963
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
        3,559,730        2,943,695          428,099        2,763,659          772,983        7,433,283        9,843,080
               --       11,072,872       10,644,773        7,321,429        6,548,446        9,843,080               --
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
$       3,559,730   $   14,016,567   $   11,072,872   $   10,085,088   $    7,321,429   $   17,276,363   $    9,843,080
=================   ==============   ==============   ==============   ==============   ==============   ==============
$              --   $        5,889   $        4,752   $        1,674   $        3,181   $       (7,501)  $       (8,845)
=================   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                   INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     161,376    $  1,798,873        728,437    $ 9,992,220
Issued as reinvestment of dividends.....................       2,956          28,746         17,437        214,294
Repurchased.............................................    (224,887)     (2,442,770)       (11,267)      (145,761)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     (60,555)   $   (615,151)       734,607    $10,060,753
                                                          ==========    ============      =========    ===========

                                                                       INTERNATIONAL VALUE PORTFOLIO
                                                                  YEAR ENDED                    PERIOD ENDED
                                                              DECEMBER 31, 2001             DECEMBER 31, 2000(A)
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   1,171,946    $ 10,245,391        228,703    $ 2,177,882
Issued as reinvestment of dividends.....................      15,461         127,789            827          7,755
Repurchased.............................................     (42,276)       (344,322)        (4,491)       (44,102)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................   1,145,131    $ 10,028,858        225,039    $ 2,141,535
                                                          ==========    ============      =========    ===========

---------------

(a) International Value commenced operations on July 7, 2000.

                                                                         FOCUSED EQUITIES PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     766,343    $ 10,758,974      3,569,152    $65,535,788
Issued as reinvestment of dividends.....................          --              --        144,163      2,663,496
Repurchased.............................................  (1,185,194)    (15,794,792)      (331,987)    (5,814,677)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................    (418,851)   $ (5,035,818)     3,381,328    $62,384,607
                                                          ==========    ============      =========    ===========

                                                                          SMALL COMPANY PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     395,691    $  3,620,955        179,351    $ 1,708,963
Issued as reinvestment of dividends.....................       5,204          50,371        103,547        993,016
Repurchased.............................................    (100,538)       (895,120)       (42,228)      (424,604)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     300,357    $  2,776,206        240,670    $ 2,277,375
                                                          ==========    ============      =========    ===========

                                                                           21ST CENTURY PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     371,831    $  2,350,052        151,476    $ 1,589,921
Issued as reinvestment of dividends.....................          --              --             --             --
Repurchased.............................................    (199,609)     (1,248,751)      (208,816)    (2,241,056)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     172,222    $  1,101,301        (57,340)   $  (651,135)
                                                          ==========    ============      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                          GROWTH & INCOME PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   590,033    $  8,260,911      2,417,331    $44,373,638
Issued as reinvestment of dividends.......................        94           1,084         61,385        999,314
Repurchased...............................................  (754,951)    (10,070,690)      (316,336)    (5,458,060)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................  (164,824)   $ (1,808,695)     2,162,380    $39,914,892
                                                            ========    ============      =========    ===========

                                                                           CAPITAL GROWTH PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   207,181    $  2,172,665        488,423    $ 6,103,255
Issued as reinvestment of dividends.......................     2,793          27,347         12,041        138,714
Repurchased...............................................  (356,918)     (3,708,636)      (119,382)    (1,520,899)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................  (146,944)   $ (1,508,624)       381,082    $ 4,721,070
                                                            ========    ============      =========    ===========

                                                            MIDCAP GROWTH PORTFOLIO
                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2001(A)
                                                            ------------------------
                                                             SHARES       DOLLARS
                                                            ------------------------
Sold......................................................   440,309    $  3,804,357
Issued as reinvestment of dividends.......................        --              --
Repurchased...............................................   (18,364)       (142,837)
                                                            --------    ------------
Net increase/(decrease)...................................   421,945    $  3,661,520
                                                            ========    ============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                                                                               VALUE PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   472,360    $  4,901,271        185,386    $ 1,937,650
Issued as reinvestment of dividends.......................    10,946         112,446          9,686        108,868
Repurchased...............................................  (114,606)     (1,189,512)      (217,576)    (2,189,978)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................   368,700    $  3,824,205        (22,504)   $  (143,460)
                                                            ========    ============      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          ASSET ALLOCATION PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                                DECEMBER 31, 2001            DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   421,173    $ 4,136,852        201,860    $ 1,972,299
Issued as reinvestment of dividends........................    21,128        199,217         21,174        213,862
Repurchased................................................   (98,914)      (960,706)      (179,107)    (1,688,670)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   343,387    $ 3,375,363         43,927    $   497,491
                                                             ========    ===========      =========    ===========

                                                                           HIGH YIELD BOND PORTFOLIO
                                                                   YEAR ENDED                   PERIOD ENDED
                                                                DECEMBER 31, 2001           DECEMBER 31, 2000(B)
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   726,456    $ 6,897,927      1,043,377    $10,415,386
Issued as reinvestment of dividends........................   166,177      1,470,381         58,731        525,058
Repurchased................................................   (42,850)      (405,518)        (3,086)       (29,481)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   849,783    $ 7,962,790      1,099,022    $10,910,963
                                                             ========    ===========      =========    ===========

---------------

(b) High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

                     (This page intentionally left blank.)

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                        NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                        -----------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2001#................   $12.17        $ 0.06           $(1.77)          $(1.71)         $(0.02)       $(0.00)***
Year ended 12/31/2000.................    14.35          0.02            (1.99)           (1.97)          (0.02)        (0.19)
Year ended 12/31/1999#................    10.28          0.06             4.35             4.41           (0.05)        (0.29)
Period ended 12/31/1998*..............    10.00          0.06             0.25             0.31           (0.03)##         --
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2001#................   $ 9.43        $ 0.11           $(1.05)          $(0.94)         $(0.05)       $(0.04)
Period ended 12/31/2000**.............    10.00          0.04            (0.57)           (0.53)          (0.04)           --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2001#................   $16.31        $(0.01)          $(2.88)          $(2.89)         $   --        $   --
Year ended 12/31/2000#................    19.71          0.01            (3.09)           (3.08)          (0.01)        (0.31)
Year ended 12/31/1999#................    13.00         (0.03)            6.90             6.87              --         (0.16)
Period ended 12/31/1998*..............    10.00          0.02             3.00             3.02           (0.02)##         --
SMALL COMPANY PORTFOLIO
Year ended 12/31/2001#................   $ 9.39        $(0.03)          $ 0.40           $ 0.37          $   --        $(0.04)
Year ended 12/31/2000#................     9.55          0.03             1.03             1.06           (0.44)        (0.44)
Year ended 12/31/1999#................     9.03          0.01             0.52             0.53           (0.01)           --
Period ended 12/31/1998*..............    10.00          0.03            (0.97)           (0.94)          (0.03)##         --
21ST CENTURY PORTFOLIO
Year ended 12/31/2001#................   $ 8.47        $(0.03)          $(2.22)          $(2.25)         $   --        $   --
Year ended 12/31/2000.................    11.63         (0.03)           (3.13)           (3.16)             --            --
Year ended 12/31/1999#................    10.62          0.02             1.02             1.04           (0.03)           --
Period ended 12/31/1998*..............    10.00          0.02             0.62             0.64           (0.02)##         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 *** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                         RATIO OF         RATIO OF                      RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
       --
   $               $(0.02)         $10.44        (13.98)%   $ 11,330       1.25%(a)(b)       0.57%          304%           2.52%(a)
       --           (0.21)          12.17        (13.81)      13,937       1.25             0.20             30            2.20
       --           (0.34)          14.35         43.05        5,898       1.25             0.43             24            2.64
       --           (0.03)##        10.28          3.11        2,310       1.25+            1.09+            16            4.09+
       --
   $               $(0.09)         $ 8.40         (9.87)%   $ 11,506       1.25%            1.25%            10%           3.04%
       --           (0.04)           9.43         (5.35)       2,122       1.25+            1.32+             2            7.59+(a)
       --
   $               $   --          $13.42        (17.72)%   $116,739       1.10%(a)        (0.08)%          128%           1.38%(a)
       --           (0.32)##        16.31        (15.82)     148,714       1.10(a)(b)       0.06            141            1.36(a)
       --           (0.16)          19.71         53.28      113,115       1.10(a)         (0.17)           134            1.38(a)
       --           (0.02)##        13.00         30.16       24,521       1.10+(a)         0.33+           236            1.94+(a)
       --
   $               $(0.04)         $ 9.72          3.93%    $ 12,579       1.07%(a)(b)      (0.31)%          70%           2.14%(a)
    (0.34)          (1.22)           9.39         10.84        9,328       0.68(a)          0.31             94            1.92(a)
       --           (0.01)           9.55          5.92        7,187       0.75             0.14             55            1.21
       --           (0.03)##         9.03         (9.35)       6,098       0.75+(a)         0.49+            44            1.70+(a)
       --
   $               $   --          $ 6.22        (26.56)%   $  4,825       1.07%(a)        (0.42)%          373%           3.45%(a)
       --              --            8.47        (27.17)       5,107       1.00(a)         (0.25)           140            2.25(a)
       --           (0.03)          11.63          9.75        7,684       1.00(a)(b)       0.22             50            1.81(a)
       --           (0.02)##        10.62          6.44        4,796       1.00+(a)         0.44+            40            2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each period.

                                       NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS     DISTRIBUTIONS
                                         VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET       FROM NET
                                       BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT      REALIZED
                                       OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME      CAPITAL GAINS
                                       ------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Year ended 12/31/2001#...............   $16.33        $(0.02)          $(2.86)          $(2.88)         $(0.00)***     $   --
Year ended 12/31/2000#...............    18.86          0.00***         (2.34)           (2.34)          (0.00)***      (0.19)
Year ended 12/31/1999#...............    12.16         (0.03)            6.73             6.70              --             --
Period ended 12/31/1998*.............    10.00          0.02             2.16             2.18           (0.02)##          --
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2001#...............   $11.46        $ 0.02           $(1.38)          $(1.36)         $(0.02)        $   --
Year ended 12/31/2000................    13.03          0.07            (1.57)           (1.50)          (0.07)            --
Year ended 12/31/1999#...............    11.06          0.08             1.95             2.03           (0.06)            --
Period ended 12/31/1998*.............    10.00          0.06             1.07             1.13           (0.07)##          --
MIDCAP GROWTH PORTFOLIO
Period ended 12/31/2001**#...........   $10.00        $(0.02)          $(1.54)          $(1.56)         $   --         $   --
VALUE PORTFOLIO
Year ended 12/31/2001#...............   $11.29        $ 0.10           $(0.91)          $(0.81)         $(0.09)        $   --
Year ended 12/31/2000#...............    10.61          0.12             0.67             0.79           (0.11)            --
Year ended 12/31/1999#...............    10.41          0.07             0.19             0.26           (0.06)            --
Period ended 12/31/1998*.............    10.00          0.04             0.41             0.45           (0.04)##          --
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2001#...............   $10.13        $ 0.22           $(0.70)          $(0.48)         $(0.19)        $   --
Year ended 12/31/2000................     9.65          0.31             0.48             0.79           (0.31)            --
Year ended 12/31/1999#...............     9.68          0.20            (0.06)            0.14           (0.17)            --
Period ended 12/31/1998*.............    10.00          0.09            (0.31)           (0.22)          (0.10)##          --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2001#...............   $ 8.96        $ 1.07           $(0.33)          $ 0.74          $(0.83)        $   --
Period ended 12/31/2000**............    10.00          0.50            (1.03)           (0.53)          (0.51)            --

---------------

 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

*** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                     RATIO OF             RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING         NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO          INCOME TO      PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD     AVERAGE NET         AVERAGE NET     TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS               ASSETS         RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
      --
    $              $(0.00)***    $13.45      (17.63)%   $72,550        1.10%(a)            (0.14)%         113%           1.43%(a)
      --            (0.19)        16.33      (12.42)     90,791        1.10(a)(b)           0.01           122            1.39(a)
      --               --         18.86       55.10      64,049        1.10(a)             (0.20)          110            1.41(a)
      --            (0.02)##      12.16       21.80      15,576        1.10+(a)             0.40+          184            1.99+(a)
      --
    $              $(0.02)       $10.08      (11.91)%   $18,346        0.89%(a)(b)          0.17%          167%           1.51%(a)
      --            (0.07)        11.46      (11.51)     22,542        0.75(a)              0.63            80            1.28(a)
      --            (0.06)        13.03       18.27      20,680        0.75(a)              0.64            76            1.07(a)
      --            (0.07)##      11.06       11.39       9,931        0.75+(a)             1.04+           16            1.62+(a)
      --
    $              $   --        $ 8.44      (15.60)%   $ 3,560        1.00%+(a)           (0.19)%+         20%           5.73%+(a)
      --
    $              $(0.09)       $10.39       (7.20)%   $14,017        1.00%(a)             1.00%          168%           2.00%(a)
      --            (0.11)        11.29        7.47      11,073        1.00(a)(b)           1.12           174            1.87(a)
      --            (0.06)        10.61        2.50      10,645        1.00(a)              0.67            82            1.68(a)
      --            (0.04)##      10.41        4.48       5,645        1.00+(a)             0.83+           27            2.32+(a)
      --
    $              $(0.19)       $ 9.46       (4.72)%   $10,085        1.00%(a)             2.31%          273%           2.34%(a)
      --            (0.31)        10.13        8.14       7,321        1.00(a)              3.38           210            2.21(a)
      --            (0.17)         9.65        1.44       6,548        1.00(a)              2.01            75            1.79(a)
      --            (0.10)##       9.68       (2.23)      3,823        1.00+(a)             2.36+           94            2.71+(a)
      --
    $              $(0.83)       $ 8.87        8.32%    $17,276        1.00%(a)            11.43%           64%           2.13%(a)
      --            (0.51)         8.96       (5.34)      9,843        1.00+               10.68+           74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS                                DECEMBER 31, 2001

Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International
  Opportunities --               Seeks long-term growth of capital.
International Value --           Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities --              Seeks long-term growth of capital.
Small Company --                 Seeks long-term capital growth by investing primarily in
                                 equity securities.
21st Century --                  Seeks long-term growth of capital.
Growth & Income --               Seeks long-term growth of capital with a limited emphasis on income.
Capital Growth --                Seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.
MidCap Growth --                 Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                 earnings growth prospects.
Value --                         Seeks growth of capital by investing in companies that are believed to be undervalued.
Asset Allocation --              Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
High Yield Bond --               Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Portfolio's net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

                         PORTFOLIO                            ANNUAL RATE
-------------------------------------------------------------------------
International Value.........................................     0.90%
International Opportunities.................................     0.80%
Focused Equities, Growth & Income...........................     0.75%
MidCap Growth, Value, Asset Allocation......................     0.65%
High Yield Bond.............................................     0.55%

Effective May 1, 2001, the maximum annual advisory fee increased for the predecessor of Small Company, 21st Century and Capital Growth Portfolios. The following table shows the current maximum annual advisory fee and the maximum annual advisory fee in effect prior to that date.

                                                                              RATE IN EFFECT
                                                                             THROUGH APRIL 30,
                         PORTFOLIO                            CURRENT RATE         2001
----------------------------------------------------------------------------------------------
Small Company...............................................      0.90%            0.40%
21st Century................................................      0.75%            0.65%
Capital Growth..............................................      0.65%            0.40%

Effective May 1, 2001, the Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth and Value Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

Prior to May 1, 2001, the Trust had, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the following maximum annual rate of each Portfolio's average daily net assets:

                         PORTFOLIO                            ANNUAL RATE
-------------------------------------------------------------------------
Small Company, Capital Growth...............................     0.10%
Value.......................................................     0.25%

Effective May 1, 2001, the Trust has, on behalf of the Asset Allocation Portfolio, entered into sub-advisory agreements with BA Advisors, and each of BACAP and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors for management of the non-equity portion of the Portfolio and Chicago Equity is entitled to receive a sub-advisory fee from BA Advisors for management of the equity portion of the Portfolio at the maximum annual rate of 0.25% of their respective portion of the Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of Asset Allocation Portfolio, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective May 1, 2001, the Trust has, on behalf of the International Opportunities and 21st Century Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of International Opportunities Portfolio, entered into a sub-advisory agreement with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of 21st Century Portfolio, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the year ended December 31, 2001, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. Until April 30, 2002, BA Advisors and Stephens have agreed to reimburse expenses and/or waive their fees to the extent

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio (prior to May 1, 2001 the effective annual rate was 0.50%), Value Portfolio, MidCap Growth Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio, 1.10% for the Focused Equities Portfolio, 21st Century Portfolio (prior to May 1, 2001 the effective annual rate was 1.00%) and Growth & Income Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio (prior to May 1, 2001 the effective annual rate was 0.40%).

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2001, expenses of the Trust were reduced by $7,067 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2001, the Focused Equities Portfolio, 21st Century Portfolio and the Growth & Income Portfolio paid commissions of $23,021, $3,144 and $13,521, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BA Advisors. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its statement of operations as "Dividend income from affiliated funds".

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the year ended December 31, 2001, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Capital Growth Portfolio and the Small Company Portfolio, where there were no waivers of these fees.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2001, were as follows:

PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
International Opportunities.................................  $ 34,496,907    $ 34,206,457
International Value.........................................    10,171,378         581,808
Focused Equities............................................   140,833,345     136,947,456
Small Company...............................................     9,765,927       7,082,887
21st Century................................................    15,253,642      15,095,072
Growth & Income.............................................    82,806,589      77,793,058
Capital Growth..............................................    32,199,719      33,752,223
MidCap Growth...............................................     3,479,222         208,319
Value.......................................................    21,996,300      18,383,893
Asset Allocation............................................    14,140,268      11,190,971
High Yield Bond.............................................    14,298,067       7,467,281

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

PORTFOLIO                                                      PURCHASES        SALES
----------------------------------------------------------------------------------------
Focused Equities............................................  $12,092,388    $ 7,504,704
21st Century................................................      206,970        296,883
Growth & Income.............................................    6,522,960      4,147,729
Capital Growth..............................................       52,041        206,869
Value.......................................................       60,725        296,883
Asset Allocation............................................   13,263,142     12,014,856
High Yield Bond.............................................      147,961        150,234

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2001, the High Yield Bond Portfolio had the following forward foreign currency contracts outstanding:

                                                                  VALUE OF          VALUE OF                        UNREALIZED
                                                                  CONTRACT          CONTRACT      MARKET VALUE    APPRECIATION/
                                                LOCAL           WHEN OPENED       WHEN OPENED     OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                    CURRENCY       (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)     (US DOLLARS)
--------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Expiring March 15, 2002...................     British              60,000         $  84,738       $  86,956          $2,218
                                                                                                                      ------
                                            Pound Sterling
Net unrealized appreciation...............                                                                            $2,218
                                                                                                                      ------
CONTRACTS TO SELL:
Expiring March 22, 2002...................       EUR               (14,707)          (13,207)        (13,055)            152
Expiring March 23, 2002...................       EUR              (164,831)         (149,947)       (146,315)          3,632
Expiring March 15, 2002...................     British             (60,000)          (86,700)        (86,956)           (256)
                                                                                                                      ------
                                            Pound Sterling
Net unrealized appreciation...............                                                                            $3,528
                                                                                                                      ------
Total net unrealized appreciation.........                                                                            $5,746
                                                                                                                      ======

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

6.  SHARES OF BENEFICIAL INTEREST

At December 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2001, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                       % OF SHARES HELD
--------------------------------------------------------------------------------
International Opportunities.................................           5.8%
International Value.........................................           9.0
Small Company...............................................          45.9
Capital Growth..............................................          26.1
MidCap Growth...............................................          27.9
High Yield Bond.............................................          65.3

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At December 31, 2001, there were no loans outstanding under this Agreement. For the year ended December 31, 2001, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE      AVERAGE
                                                                AMOUNT       INTEREST
PORTFOLIO                                                     OUTSTANDING      RATE
-------------------------------------------------------------------------------------
International Opportunities.................................    $4,614         2.92%
Small Company...............................................     1,197         4.43
Capital Growth..............................................       995         4.91

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At December 31, 2001, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
Focused Equities............................................     $2,535,269         $2,642,331
Small Company...............................................        912,556            957,911
Growth & Income.............................................      3,659,215          3,804,607
Value.......................................................        836,079            860,522
Asset Allocation............................................        499,596            517,050
High Yield Bond.............................................      1,432,635          1,521,363

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

9.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                             NET TAX
                            COST OF                                         UNREALIZED       UNDISTRIBUTED       UNDISTRIBUTED
                          INVESTMENTS      GROSS TAX       GROSS TAX      APPRECIATION/     ORDINARY INCOME/    LONG-TERM GAINS/
                            FOR TAX        UNREALIZED      UNREALIZED     (DEPRECIATION)      (ACCUMULATED        (ACCUMULATED
PORTFOLIO                   PURPOSES      APPRECIATION    DEPRECIATION    ON INVESTMENTS     ORDINARY LOSS)      CAPITAL LOSS)
--------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities.........  $ 10,321,836    $ 1,601,850      $  575,335      $ 1,026,515          $    --           $ (3,545,199)
International Value.....    12,155,363        436,455       1,111,739         (675,284)           3,651                  2,551
Focused Equities........   107,881,360     12,669,996       2,088,356       10,581,640               --            (30,572,290)
Small Company...........    12,857,850      1,997,169       1,136,553          860,616               --                 13,272
21st Century............     4,726,483        436,851         122,575          314,276               --             (2,701,497)
Growth & Income.........    69,585,924      8,781,384       1,993,749        6,787,635               --            (15,797,344)
Capital Growth..........    17,757,818      1,992,995       1,354,992          638,003           11,569             (2,778,371)
MidCap Growth...........     3,772,237        187,153         229,600          (42,447)              --                (57,066)
Value...................    14,135,426      1,125,162         402,512          722,650            5,889               (567,016)
Asset Allocation........    11,653,615        432,436         431,899              537            1,674                328,942
High Yield Bond.........    20,040,662        646,913       2,243,141       (1,596,228)              --                 (7,147)

As of December 31, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                                                        2006           2007           2008           2009
----------------------------------------------------------------------------------------------------------------------
International Opportunities.................................   $     --       $     --      $       --     $ 3,416,389
Focused Equities............................................         --             --       5,660,894      23,143,673
21st Century................................................     78,483             --         530,720       2,092,294
Growth & Income.............................................         --             --         262,272      13,884,865
Capital Growth..............................................     36,966        221,488         517,769       1,966,000
MidCap Growth...............................................         --             --              --          57,066
Value.......................................................         --        169,864              --         397,152
Asset Allocation............................................    178,334         74,210              --              --

As of December 31, 2001, the following Portfolios utilized capital losses during the year as follows:

                                                              CAPITAL LOSSES
PORTFOLIO                                                        UTILIZED
----------------------------------------------------------------------------
Asset Allocation............................................      $9,282

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2001, the following Portfolios have elected to defer losses occurring between November 1, 2001 and December 31, 2001 under these rules, as follows:

                                                              CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED          DEFERRED
-----------------------------------------------------------------------------------------------
International Opportunities.................................    $  128,810           $ --
International Value.........................................            --            362
Focused Equities............................................     1,767,723             --
Growth and Income...........................................     1,650,207             --
Capital Growth..............................................        36,148             --
Asset Allocation............................................        76,398             --
High Yield Bond.............................................         7,147             --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                            LONG-TERM
                                                               ORDINARY      CAPITAL
PORTFOLIO                                                       INCOME        GAINS
-------------------------------------------------------------------------------------
International Opportunities.................................  $   28,746     $    --
International Value.........................................     127,789          --
Small Company...............................................          --      50,371
Growth & Income.............................................       1,084          --
Capital Growth..............................................      27,347          --
Value.......................................................     112,446          --
Asset Allocation............................................     199,217          --
High Yield Bond.............................................   1,470,831          --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

10.  SUBSEQUENT EVENTS

On October 10, 2001, the Board of Trustees of the Trust approved the replacement of Chicago Equity as the investment sub-adviser for the equity portion of Nations Asset Allocation Portfolio with BACAP, effective January 1, 2002.

On November 29, 2001, the Board of Trustees of the Trust approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The Trust's eligible Trustees have the option of a rollover into the Nations Funds Deferred Compensation Plan or to take a lump sum distribution, including interest, on January 1, 2003.

On November 28, 2001, the Board of Trustees of the Trust approved a name change for Nation's Marsico Growth & Income Portfolio. Effective May 1, 2002, the Portfolio will be known as Nation's Marsico Growth Portfolio. Additionally, the Portfolio will no longer invest at least 25% of its assets in securities that are believed to have income potential.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
NATIONS SEPARATE ACCOUNT TRUST (FORMERLY NATIONS ANNUITY TRUST)

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio (formerly Nations International Growth Portfolio), Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio (formerly Nations SmallCap Index Portfolio), Nations Marsico 21st Century Portfolio (formerly Nations Aggressive Growth Portfolio), Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio (formerly Nations Managed Index Portfolio), Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio (formerly Nations Balanced Assets Portfolio) and Nations High Yield Bond Portfolio (constituting the eleven portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

NATIONS FUNDS
  BOARD MEMBERS AND PRINCIPAL OFFICERS             (UNAUDITED) DECEMBER 31, 2001

BOARD MEMBERS AND PRINCIPAL OFFICERS

The Board Members and principal officers of the Funds are listed below together with information on their positions with the Funds, age, address, principal occupation during the past five years and other principal business affiliations.

INDEPENDENT BOARD MEMBERS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III      Board Member   Indefinite term of office  President and Treasurer,        93
Age: 64                                                              Saunders & Benson, Inc.
c/o Nations Funds                         16 years                   (insurance)
One Bank of America Plaza
Charlotte, NC 28255
William P. Carmichael(1)   Board Member   Indefinite term of office  Private Investor                93
Age: 57
c/o Nations Funds                         3 years
One Bank of America Plaza
Charlotte, NC 28255
James Ermer                Board Member   Indefinite term of office  Retired; Executive Vice         93
Age: 59                                                              President, Corporate
c/o Nations Funds                         16 years                   Development and
One Bank of America Plaza                                            Planning -- Land America
Charlotte, NC 28255                                                  (title insurance) through
                                                                     present; Senior Vice
                                                                     President, Finance -- CSX
                                                                     Corporation
                                                                     (transportation and
                                                                     natural resources) through
                                                                     December 1997
William H. Grigg           Board Member   Indefinite term of office  Retired; Chairman Emeritus      93
Age: 68                                                              since July 1997, Chairman
c/o Nations Funds                         11 years                   and Chief Executive
One Bank of America Plaza                                            Officer through July
Charlotte, NC 28255                                                  1997 -- Duke Power Co.
Thomas F. Keller           Board Member   Indefinite term of office  R.J. Reynolds Industries        93
Age: 69                                                              Professor of Business
c/o Nations Funds                         10 years                   Administration, Fuqua
One Bank of America Plaza                                            School of Business, Duke
Charlotte, NC 28255                                                  University
Carl E. Mundy, Jr.         Board Member   Indefinite term of office  Retired; President and          93
Age: 66                                                              CEO, USO through May 2000
c/o Nations Funds                         6 years
One Bank of America Plaza
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Edmund L. Benson, III      Director, Saunders &
Age: 64                    Benson, Inc.
c/o Nations Funds          (insurance); and
One Bank of America Plaza  Director, Insurance
Charlotte, NC 28255        Managers Inc.
                           (insurance).
William P. Carmichael(1)   Director, Cobra
Age: 57                    Electronics Corporation
c/o Nations Funds          (electronic equipment
One Bank of America Plaza  manufacturer); Director,
Charlotte, NC 28255        Opta Food Ingredients,
                           Inc. (food ingredients
                           manufacturer); and
                           Director, Golden Rule
                           Insurance Company.
James Ermer                Director, National Mine
Age: 59                    Service (mining
c/o Nations Funds          supplies); and Director,
One Bank of America Plaza  Lawyers Title
Charlotte, NC 28255        Corporation (title
                           insurance).

William H. Grigg           Director, The Shaw
Age: 68                    Group, Inc.; and
c/o Nations Funds          Director and Vice
One Bank of America Plaza  Chairman, Aegis
Charlotte, NC 28255        Insurance Services, Ltd.
                           (a mutual insurance
                           company in Bermuda).
Thomas F. Keller           Director, Wendy's
Age: 69                    International, Inc.
c/o Nations Funds          (restaurant operating
One Bank of America Plaza  and franchising);
Charlotte, NC 28255        Director, Dimon, Inc.
                           (tobacco); and Director,
                           Biogen, Inc.
                           (pharmaceutical
                           biotechnology).
Carl E. Mundy, Jr.         Director,
Age: 66                    Schering-Plough
c/o Nations Funds          (pharmaceuticals and
One Bank of America Plaza  health care products);
Charlotte, NC 28255        Director, General
                           Dynamics Corporation
                           (defense systems);
                           Member, Board of
                           Advisors to the
                           Comptroller General of
                           the United States; and
                           Chairman, Board of
                           Trustees, Marine Corps
                           University Foundation.

NATIONS FUNDS

  BOARD MEMBERS AND PRINCIPAL OFFICERS (CONTINUED)      (UNAUDITED) DECEMBER 31,
2001

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Dr. Cornelius J. Pings     Board Member   Indefinite term of office  Independent Director and        93
Age: 72                                                              Consultant; President,
c/o Nations Funds                         3 years                    Association of American
One Bank of America Plaza                                            Universities through June
Charlotte, NC 28255                                                  1998
Charles B. Walker          Board Member   Indefinite term of office  Vice Chairman and Chief         93
Age: 62                                                              Financial Officer,
c/o Nations Funds                         16 years                   Albemarle Corporation
One Bank of America Plaza                                            (chemical manufacturing)
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Dr. Cornelius J. Pings     Director, Amervest
Age: 72                    Corporation; Director,
c/o Nations Funds          Edelbrock, Inc.; and
One Bank of America Plaza  Director, Farmers Group,
Charlotte, NC 28255        Inc. (insurance
                           company).
Charles B. Walker          Director, Ethyl
Age: 62                    Corporation (chemical
c/o Nations Funds          manufacturing).
One Bank of America Plaza
Charlotte, NC 28255

INTERESTED PERSONS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
James B. Sommers(2)        Board Member   Indefinite term of office  Retired; Executive Vice         93
Age: 62                                                              President, NationsBank
c/o Nations Funds                         5 years                    Corporation through May
One Bank of America Plaza                                            1997; Chairman, Central
Charlotte, NC 28255                                                  Piedmont Community College
                                                                     Foundation; Chairman,
                                                                     Board of Commissioners,
                                                                     Charlotte/ Mecklenberg
                                                                     Hospital Authority
A. Max Walker(3)           President and  Indefinite term of office  Independent Financial           93
Age: 79                    Chairman of                               Consultant
c/o Nations Funds          the Board      16+ years
One Bank of America Plaza
Charlotte, NC 28255
Thomas S. Word, Jr.(4)     Board Member   Indefinite term of office  Partner -- McGuireWoods         93
Age: 63                                                              LLP (law firm)
c/o Nations Funds                         16 years
One Bank of America Plaza
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
James B. Sommers(2)        Trustee, Central
Age: 62                    Piedmont Community
c/o Nations Funds          College; and Trustee,
One Bank of America Plaza  Mint Museum of Art.
Charlotte, NC 28255
A. Max Walker(3)           N/A
Age: 79
c/o Nations Funds
One Bank of America Plaza
Charlotte, NC 28255
Thomas S. Word, Jr.(4)     Director -- Vaughan-Bassett
Age: 63                    Furniture Company, Inc.
c/o Nations Funds          (furniture).
One Bank of America Plaza
Charlotte, NC 28255

NATIONS FUNDS

  BOARD MEMBERS AND PRINCIPAL OFFICERS (CONTINUED)      (UNAUDITED) DECEMBER 31,
2001

OFFICERS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Richard H. Blank, Jr.      Secretary and  Indefinite term of office  Senior Vice President
Age: 44                    Treasurer                                 since 1998, and Vice
Stephens Inc.                             8 years and 3 years        President from 1994 to
111 Center Street                                                    1998 -- Mutual Fund
Little Rock, AR 72201                                                Services, Stephens Inc.;
                                                                     and Secretary since
                                                                     September 1993 and
                                                                     Treasurer since November
                                                                     1998 -- Nations Funds
                                                                     Family (7 registered
                                                                     investment companies).


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Richard H. Blank, Jr.      N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201

---------------
(1) Mr. Carmichael serves as only an Advisory Member of the Board of Directors for 50 of the 93 portfolios.

(2) Mr. Sommers is an Interested Person as a result of ownership of stock in Bank of America Corporation.

(3) Mr. Walker is an Interested Person because he is an officer of the Funds.

(4) Mr. Word is an Interested Person because he is a member of a law firm that provides legal services to the Fund's investment adviser.

The Statement of Additional Information has additional information about the Fund's trustees/directors and is available without charge upon request by calling 1-800-321-7854.

              AIM V.I. CAPITAL APPRECIATION FUND - SERIES I SHARES

FUND CONTENDS WITH TERRORIST ATTACKS, MARKET DROP


MOST MAJOR STOCK MARKET INDEXES SUFFERED LOSSES DURING THE REPORTING PERIOD. HOW DID AIM V.I. CAPITAL APPRECIATION FUND SERIES I SHARES PERFORM?
The severe and protracted bear market for growth stocks, which was exacerbated by the terrorist attacks of September 11, took its toll on the fund's performance. Total return was -23.28% for the Series I Shares for the fiscal year ended December 31, 2001. This return was in line with other funds that invest in growth stocks. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -25.16%.
    The fund's performance improved significantly during the last three months of the reporting period. Total return for the three months ended December 31, 2001, was 18.36% for Series I Shares.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the
Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
While maintaining our stock-selection strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund more broadly over several sectors. Considering the difficult market environment, we felt this was a more appropriate strategy than focusing our stock selections in one particular sector.
    While most market sectors sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were particularly hard hit, and the fund's emphasis on this sector at the outset of the reporting period hurt its performance. During the fiscal year, we reduced the fund's exposure to information technology stocks. The fund still had significant tech holdings at the close of the fiscal year, enabling it to benefit from a rally in this sector in the fourth quarter of 2001.

FUND AT A GLANCE

AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)
o   Invests in companies with strong earnings growth potential
o   Can invest across the entire market capitalization spectrum

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

==================================================================================================================
Top 10 Holdings                                                     Top 10 Industries
------------------------------------------------------------------------------------------------------------------
 1.  Microsoft Corp.                             4.1%               1.  Diversified Financial Services      10.8%

 2.  Fiserv, Inc                                 3.2                2.  Pharmaceuticals                      6.2

 3.  Goldman Sachs Group, Inc.(The)              2.3                3.  Semiconductors                       5.5

 4.  American International Group, Inc.          2.2                4.  Systems Software                     4.1

 5.  Lowe's Cos., Inc.                           2.1                5.  Data Processing Services             4.0

 6.  Kohl's Corp.                                2.0                6.  Advertising                          3.9

 7.  Pfizer, Inc                                 2.0                7.  Specialty Stores                     3.8

 8.  Bed Bath and Beyond Inc.                    2.0                8.  Semiconductor Equipment              3.6

 9.  Morgan Stanley Dean Witter & Co.            1.9                9.  IT Consulting & Services             3.6

10.  Omnicom Group Inc.                          1.9               10.  Computer Hardware                    3.4

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
==================================================================================================================

              AIM V.I. CAPITAL APPRECIATION FUND - SERIES I SHARES

    The fund's consumer-discretionary holdings had a positive impact on performance. Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, attractive to investors.
    We took advantage of the market downturn to upgrade the fund's holdings. We invested in strong companies whose stock prices may have declined primarily because of a negative market sentiment. We also sought to achieve a balance between "core growth" holdings and the stocks of companies with the potential to experience accelerated revenue/earnings growth. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--may help reduce volatility. On the other hand, the stocks of companies expected to experience strong revenue/earnings growth have the potential to boost fund performance.

WHAT WERE SOME OF THE TOP HOLDINGS IN THE PORTFOLIO?
o Microsoft, the world's leading software company, provides a wide range of software and services. The company, which has reached a tentative settlement with the U.S. government in an antitrust case, has expanded into travel services, interactive television and video game consoles.
o Fiserv is a top provider of data-processing and business-support services for more than 10,000 financial institutions, including banks, credit unions and insurance companies.
o Goldman Sachs is a leader in investment banking with more than 40 offices worldwide.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was mixed. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years, and the nation's unemployment rate jumped from 4.9% to 5.8% between August and December.
    There were positive signs, however. Consumer confidence began to re- bound toward the end of the year. Inflation remained low and oil prices were dropping.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================
(HYPO Chart)
             AIM V.I. CAPITAL
            APPRECIATION FUND    LIPPER MULTI-CAP
             SERIES I SHARES    GROWTH FUND INDEX       S&P 500
5/93            $10,320            $10,543             $10,266
6/93             10,200             10,645              10,296
                 10,390             10,648              10,255
                 10,989             11,184              10,643
                 11,369             11,421              10,562
                 11,440             11,554              10,780
                 11,260             11,205              10,677
12/93            11,949             11,583              10,806
                 12,590             11,968              11,173
                 12,830             11,775              10,870
                 11,819             11,143              10,397
                 11,940             11,153              10,530
                 11,769             11,119              10,702
6/94             11,098             10,657              10,441
                 11,378             10,962              10,783
                 12,209             11,569              11,224
                 12,239             11,391              10,950
                 12,620             11,614              11,196
                 12,069             11,161              10,788
12/94            12,248             11,256              10,948
                 12,097             11,253              11,232
                 12,750             11,707              11,669
                 13,342             12,089              12,013
                 13,624             12,335              12,367
                 13,996             12,657              12,860
6/95             15,100             13,428              13,158
                 16,536             14,286              13,594
                 16,677             14,404              13,628
                 17,259             14,800              14,203
                 16,888             14,613              14,152
                 17,089             15,099              14,773
12/95            16,620             15,051              15,058
                 16,772             15,280              15,569
                 17,666             15,729              15,714
                 17,646             15,822              15,866
                 18,732             16,526              16,099
                 19,323             16,980              16,514
6/96             18,601             16,615              16,577
                 17,005             15,411              15,845
                 17,979             16,086              16,180
                 19,346             17,131              17,089
                 19,034             17,091              17,561
                 19,978             18,066              18,887
12/96            19,547             17,738              18,513
                 20,403             18,590              19,669
                 19,558             18,076              19,823
                 18,361             17,144              19,010
                 18,694             17,687              20,144
                 20,535             19,188              21,376
6/97             21,180             19,908              22,326
                 23,353             21,741              24,102
                 23,082             21,146              22,753
                 24,190             22,484              23,998
                 22,649             21,489              23,197
                 22,398             21,625              24,270
12/97            22,191             21,809              24,687
                 21,763             21,904              24,960
                 23,813             23,727              26,759
                 24,609             24,884              28,128
                 25,221             25,173              28,416
                 24,069             24,217              27,928
6/98             25,039             25,461              29,062
                 24,162             24,841              28,755
                 19,683             20,242              24,600
                 21,346             21,701              26,178
                 22,388             22,921              28,304
                 23,735             24,517              30,019
12/98            26,479             27,217              31,747
                 26,953             28,891              33,074
                 25,250             27,385              32,047
                 26,386             28,943              33,328
                 27,228             29,646              34,619
                 27,113             29,074              33,802
6/99             29,006             31,107              35,673
                 28,156             30,407              34,564
                 28,018             30,103              34,393
                 28,206             29,930              33,451
                 30,256             32,038              35,567
                 32,852             34,608              36,290
12/99            38,299             39,834              38,425
                 37,644             39,430              36,494
                 42,576             45,734              35,804
                 43,619             45,554              39,305
                 40,282             41,734              38,123
                 37,873             38,920              37,341
6/00             41,456             42,780              38,261
                 41,046             41,437              37,663
                 46,439             45,925              40,001
                 43,834             43,135              37,890
                 40,853             40,629              37,729
                 33,124             33,975              34,757
12/00            34,124             35,032              34,927
                 35,782             35,743              36,166
                 30,229             30,511              32,870
                 26,910             27,241              30,789
                 29,587             30,566              33,180
                 29,288             30,402              33,402
6/01             28,758             29,861              32,590
                 27,674             28,249              32,269
                 25,305             25,810              30,251
                 22,119             21,974              27,808
                 23,391             23,548              28,339
                 25,737             25,815              30,512
12/01            26,155             26,218              30,779

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/5/93)          11.75%
  5 Years                     6.00
  1 Year                    -23.28

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    The performance figures, which represent AIM V.I. Capital Appreciation Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would reduce total return. The performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate so fund shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    Index performance is from 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS AND OTHER EQUITY
  INTERESTS-98.09%

ADVERTISING-3.92%

Interpublic Group of Cos., Inc. (The)             192,900   $    5,698,266
--------------------------------------------------------------------------
Lamar Advertising Co.(a)                          434,000       18,375,560
--------------------------------------------------------------------------
Omnicom Group Inc.                                241,100       21,542,285
==========================================================================
                                                                45,616,111
==========================================================================

AEROSPACE & DEFENSE-2.35%

General Dynamics Corp.                             74,200        5,909,288
--------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               87,800        7,902,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             289,400       13,506,298
==========================================================================
                                                                27,317,586
==========================================================================

AIR FREIGHT & COURIERS-0.43%

FedEx Corp.(a)                                     96,200        4,990,856
==========================================================================

APPAREL RETAIL-1.80%

Ross Stores, Inc.                                 144,700        4,641,976
--------------------------------------------------------------------------
Talbots, Inc. (The)                               128,600        4,661,750
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              292,200       11,647,092
==========================================================================
                                                                20,950,818
==========================================================================

APPLICATION SOFTWARE-3.17%

Cadence Design Systems, Inc.(a)                   144,700        3,171,824
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           192,900        4,371,114
--------------------------------------------------------------------------
Electronic Arts Inc.(a)                           144,700        8,674,765
--------------------------------------------------------------------------
Intuit Inc.(a)                                    482,300       20,623,148
==========================================================================
                                                                36,840,851
==========================================================================

BROADCASTING & CABLE TV-3.22%

Clear Channel Communications, Inc.(a)             120,600        6,139,746
--------------------------------------------------------------------------
Comcast Corp.-Class A(a)                          385,800       13,888,800
--------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    197,600        5,038,800
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          306,800       12,413,128
==========================================================================
                                                                37,480,474
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

CDW Computer Centers, Inc.(a)                     186,100        9,995,431
--------------------------------------------------------------------------
Circuit City Stores-Circuit City Group            191,100        4,959,045
==========================================================================
                                                                14,954,476
==========================================================================

COMPUTER HARDWARE-3.43%

Dell Computer Corp.(a)                            385,800       10,486,044
--------------------------------------------------------------------------
International Business Machines Corp.             144,700       17,502,912
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         964,500       11,901,930
==========================================================================
                                                                39,890,886
==========================================================================

CONSUMER FINANCE-1.79%

Capital One Financial Corp.                       168,800        9,106,760
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
CONSUMER FINANCE-(CONTINUED)

Countrywide Credit Industries, Inc.               120,600   $    4,940,982
--------------------------------------------------------------------------
MBNA Corp.                                        192,900        6,790,080
==========================================================================
                                                                20,837,822
==========================================================================

DATA PROCESSING SERVICES-3.96%

Concord EFS, Inc.(a)                              104,300        3,418,954
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   868,112       36,738,500
--------------------------------------------------------------------------
Paychex, Inc.                                     170,418        5,971,447
==========================================================================
                                                                46,128,901
==========================================================================

DEPARTMENT STORES-2.01%

Kohl's Corp.(a)                                   332,700       23,435,388
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-10.80%

American Express Co.                              144,700        5,164,343
--------------------------------------------------------------------------
Citigroup Inc.                                    385,800       19,475,184
--------------------------------------------------------------------------
Fannie Mae                                         72,300        5,747,850
--------------------------------------------------------------------------
Freddie Mac                                       144,900        9,476,460
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   286,700       26,591,425
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           139,300        5,063,555
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         397,400       20,712,488
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  385,800       21,581,652
--------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           74,700        1,792,800
--------------------------------------------------------------------------
State Street Corp.                                192,900       10,079,025
==========================================================================
                                                               125,684,782
==========================================================================

DRUG RETAIL-0.56%

Walgreen Co.                                      192,900        6,493,014
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.09%

Celestica Inc. (Canada)(a)                        459,800       18,571,322
--------------------------------------------------------------------------
Sanmina-SCI Corp.(a)                              289,400        5,759,060
==========================================================================
                                                                24,330,382
==========================================================================

ENVIRONMENTAL SERVICES-0.40%

Waste Management, Inc.                            144,700        4,617,377
==========================================================================

FOOD RETAIL-0.43%

Safeway Inc.(a)                                   120,600        5,035,050
==========================================================================

FOOTWEAR-0.71%

NIKE, Inc.-Class B                                146,600        8,244,784
==========================================================================

GENERAL MERCHANDISE STORES-1.33%

Family Dollar Stores, Inc.                        144,700        4,338,106
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             192,900       11,101,395
==========================================================================
                                                                15,439,501
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-0.67%

Cardinal Health, Inc.                             120,600   $    7,797,996
==========================================================================

HEALTH CARE EQUIPMENT-2.09%

Biomet, Inc.(a)                                   385,825       11,921,992
--------------------------------------------------------------------------
Medtronic, Inc.                                   241,100       12,346,731
==========================================================================
                                                                24,268,723
==========================================================================

HEALTH CARE FACILITIES-1.92%

HCA Inc.                                          289,400       11,153,476
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)     301,600        5,549,440
--------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          96,500        5,666,480
==========================================================================
                                                                22,369,396
==========================================================================

HOME IMPROVEMENT RETAIL-3.34%

Home Depot, Inc. (The)                            289,400       14,762,294
--------------------------------------------------------------------------
Lowe's Cos., Inc.                                 518,200       24,049,662
==========================================================================
                                                                38,811,956
==========================================================================

INDUSTRIAL CONGLOMERATES-1.16%

General Electric Co.                              337,600       13,531,008
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.76%

WorldCom, Inc.-WorldCom Group(a)                  626,900        8,826,752
==========================================================================

INVESTMENTS-0.97%

Nasdaq-100 Index Tracking Stock(a)                289,400       11,315,540
==========================================================================

IT CONSULTING & SERVICES-3.57%

Accenture Ltd.-Class A (Bermuda)(a)               289,400        7,790,648
--------------------------------------------------------------------------
Electronic Data Systems Corp.                     289,400       19,838,370
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      482,300       13,952,939
==========================================================================
                                                                41,581,957
==========================================================================

LIFE & HEALTH INSURANCE-0.81%

AFLAC, Inc.                                       383,800        9,426,128
==========================================================================

MANAGED HEALTH CARE-3.02%

Caremark Rx, Inc.(a)                              482,300        7,866,313
--------------------------------------------------------------------------
First Health Group Corp.(a)                       144,700        3,579,878
--------------------------------------------------------------------------
UnitedHealth Group Inc.                            96,500        6,829,305
--------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                 144,700       16,908,195
==========================================================================
                                                                35,183,691
==========================================================================

MOTORCYCLE MANUFACTURERS-1.24%

Harley-Davidson, Inc.                             265,200       14,403,012
==========================================================================

MOVIES & ENTERTAINMENT-2.60%

AOL Time Warner Inc.(a)                           578,700       18,576,270
--------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            265,200       11,708,580
==========================================================================
                                                                30,284,850
==========================================================================

MULTI-LINE INSURANCE-2.18%

American International Group, Inc.                319,500       25,368,300
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

NETWORKING EQUIPMENT-1.82%

Cisco Systems, Inc.(a)                            964,500   $   17,467,095
--------------------------------------------------------------------------
McDATA Corp.-Class A(a)                           150,910        3,697,295
==========================================================================
                                                                21,164,390
==========================================================================

OIL & GAS DRILLING-0.41%

Noble Drilling Corp.(a)                           138,900        4,728,156
==========================================================================

PHARMACEUTICALS-6.19%

Elan Corp. PLC-ADR (Ireland)(a)                   289,400       13,040,364
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      144,700       11,858,165
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           192,900       12,459,411
--------------------------------------------------------------------------
Pfizer Inc.                                       578,700       23,061,195
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      75,100        2,748,660
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        144,700        8,917,861
==========================================================================
                                                                72,085,656
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.40%

ACE Ltd. (Bermuda)                                242,100        9,720,315
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  72,300        6,605,328
==========================================================================
                                                                16,325,643
==========================================================================

RESTAURANTS-1.95%

Brinker International, Inc.(a)                    289,400        8,612,544
--------------------------------------------------------------------------
Darden Restaurants, Inc.                          135,700        4,803,780
--------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                       113,900        3,901,075
--------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 96,500        4,747,800
--------------------------------------------------------------------------
Wendy's International, Inc.                        23,500          685,495
==========================================================================
                                                                22,750,694
==========================================================================

SEMICONDUCTOR EQUIPMENT-3.60%

Applied Materials, Inc.(a)                        289,400       11,604,940
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                95,300        4,723,068
--------------------------------------------------------------------------
Lam Research Corp.(a)                             237,900        5,524,038
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         289,400       11,416,830
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 285,900        8,617,026
==========================================================================
                                                                41,885,902
==========================================================================

SEMICONDUCTORS-5.54%

Altera Corp.(a)                                   285,700        6,062,554
--------------------------------------------------------------------------
Analog Devices, Inc.(a)                           449,300       19,944,427
--------------------------------------------------------------------------
Intel Corp.                                        96,500        3,034,925
--------------------------------------------------------------------------
Linear Technology Corp.                           240,300        9,381,312
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                138,700        7,283,137
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                      483,950       18,748,223
==========================================================================
                                                                64,454,578
==========================================================================

SPECIALTY STORES-3.83%

AutoZone, Inc.(a)                                  58,400        4,193,120
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         675,200       22,889,280
--------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
SPECIALTY STORES-(CONTINUED)

Borders Group, Inc.(a)                            385,800   $    7,654,272
--------------------------------------------------------------------------
Office Depot, Inc.(a)                             385,800        7,152,732
--------------------------------------------------------------------------
Staples, Inc.(a)                                  143,400        2,681,580
==========================================================================
                                                                44,570,984
==========================================================================

SYSTEMS SOFTWARE-4.12%

Microsoft Corp.(a)                                723,400       47,939,718
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.30%

Nokia Oyj-ADR (Finland)                           144,700        3,549,491
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.91%

Sprint Corp. (PCS Group)(a)                       434,000       10,593,940
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,057,880,868)                        1,141,507,520
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

MONEY MARKET FUNDS-2.42%

STIC Liquid Assets Portfolio(b)                14,119,780   $   14,119,780
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        14,119,780       14,119,780
==========================================================================
    Total Money Market Funds (Cost
      $28,239,560)                                              28,239,560
==========================================================================
TOTAL INVESTMENTS-100.51% (COST
  $1,086,120,428)                                            1,169,747,080
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.51%)                           (5,983,257)
==========================================================================
NET ASSETS-100.00%                                          $1,163,763,823
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $1,086,120,428)                              $1,169,747,080
-------------------------------------------------------------
Foreign currencies, at value (cost $377)                  369
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,736,502
-------------------------------------------------------------
  Fund shares sold                                    449,212
-------------------------------------------------------------
  Dividends and interest                              324,717
-------------------------------------------------------------
Investment for deferred compensation plan              53,367
-------------------------------------------------------------
Other assets                                              193
=============================================================
    Total assets                                1,172,311,440
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,077,734
-------------------------------------------------------------
  Fund shares reacquired                            2,707,585
-------------------------------------------------------------
  Deferred compensation plan                           53,367
-------------------------------------------------------------
Accrued administrative services fees                  625,460
-------------------------------------------------------------
Accrued distribution fees                               1,319
-------------------------------------------------------------
Accrued transfer agent fees                             5,758
-------------------------------------------------------------
Accrued operating expenses                             76,394
=============================================================
    Total liabilities                               8,547,617
=============================================================
Net assets applicable to shares outstanding    $1,163,763,823
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,160,236,348
_____________________________________________________________
=============================================================
Series II                                      $    3,527,475
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           53,423,743
_____________________________________________________________
=============================================================
Series II                                             162,574
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.72
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.70
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,813)                                      $   4,801,722
------------------------------------------------------------
Dividends from affiliated money market funds       3,018,922
------------------------------------------------------------
Interest                                              11,208
============================================================
    Total investment income                        7,831,852
============================================================

EXPENSES:

Advisory fees                                      7,575,407
------------------------------------------------------------
Administrative services fees                       2,530,998
------------------------------------------------------------
Custodian fees                                       154,090
------------------------------------------------------------
Distribution fees -- Series II                         1,319
------------------------------------------------------------
Transfer agent fees                                   52,390
------------------------------------------------------------
Trustees' fees                                        10,904
------------------------------------------------------------
Other                                                216,859
============================================================
    Total expenses                                10,541,967
============================================================
Less: Fees waived                                     (4,991)
------------------------------------------------------------
    Expenses paid indirectly                          (3,606)
============================================================
    Net expenses                                  10,533,370
============================================================
Net investment income (loss)                      (2,701,518)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (228,295,519)
------------------------------------------------------------
  Foreign currencies                                     (82)
============================================================
                                                (228,295,601)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (130,556,623)
------------------------------------------------------------
  Foreign currencies                                      62
============================================================
                                                (130,556,561)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (358,852,162)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(361,553,680)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (2,701,518)   $   (2,573,770)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (228,295,601)       58,471,948
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (130,556,561)     (276,571,433)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (361,553,680)     (220,673,255)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                       (93,353,689)      (41,744,897)
----------------------------------------------------------------------------------------------
  Series II                                                         (235,797)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                        81,141,922       665,409,393
----------------------------------------------------------------------------------------------
  Series II                                                        3,556,366                --
==============================================================================================
    Net increase (decrease) in net assets                       (370,444,878)      402,991,241
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,534,208,701     1,131,217,460
==============================================================================================
  End of year                                                 $1,163,763,823    $1,534,208,701
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,344,898,013    $1,262,896,014
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (73,633)          (64,088)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (264,687,201)       57,193,570
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            83,626,644       214,183,205
==============================================================================================
                                                              $1,163,763,823    $1,534,208,701
==============================================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $2,691,973, undistributed net realized gains increased by $4,316 and shares of beneficial interest decreased by $2,696,289 as a result of net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $254,717,808 as of December 31, 2001 which may be carried forward to offset future gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $6,972,349 which will be recognized in the following tax year.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an

                       AIM V.I. CAPITAL APPRECIATION FUND
   amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $4,991.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $2,530,998 of which AIM retained $148,044 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $6,586 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $1,319 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $7,073 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $3,606 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,606.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001           2000
                                 -----------    -----------
Distributions paid from:
  Ordinary income                $        --    $10,248,473
-----------------------------------------------------------
  Long-term capital gain          93,589,486     31,496,424
===========================================================
                                 $93,589,486    $41,744,897
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                   $(254,717,808)
---------------------------------------------------------
Unrealized appreciation                        73,583,618
=========================================================
                                            $(181,134,190)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $893,313,476 and $769,736,300, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $176,549,884
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (95,920,274)
============================================================
Net unrealized appreciation of investment
  securities                                    $ 80,629,610
____________________________________________________________
============================================================
Cost of investments for tax purposes is $1,089,117,470.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------    ---------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,306        582,457
-----------------------------------------------------------
Expired                               (1,306)      (582,457)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                          2001                           2000
                                               ---------------------------    --------------------------
                                                 SHARES          AMOUNT         SHARES         AMOUNT
                                               -----------    ------------    ----------    ------------
Sold:
  Series I                                      11,408,354    $289,501,205    20,934,800    $781,849,779
--------------------------------------------------------------------------------------------------------
  Series II*                                       154,482       3,376,463            --              --
========================================================================================================
Issued as reinvestment of distributions:
  Series I                                       4,384,861      93,353,689     1,298,442      41,744,897
--------------------------------------------------------------------------------------------------------
  Series II*                                        11,086         235,797            --              --
========================================================================================================
Reacquired:
  Series I                                     (12,117,352)   (301,712,972)   (4,279,024)   (158,185,283)
--------------------------------------------------------------------------------------------------------
  Series II*                                        (2,994)        (55,894)           --              --
========================================================================================================
                                                 3,838,437    $ 84,698,288    17,954,218    $665,409,393
________________________________________________________________________________________________________
========================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2001(a)           2000          1999         1998        1997
                                                              ----------      ----------    ----------    --------    --------
Net asset value, beginning of period                          $    30.84      $    35.58    $    25.20    $  21.75    $  19.43
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)          (0.05)        (0.02)       0.02        0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.17)          (3.79)        11.17        4.12        2.58
==============================================================================================================================
    Total from investment operations                               (7.22)          (3.84)        11.15        4.14        2.61
==============================================================================================================================
Less distributions:
  Dividends from net investment income                                --              --         (0.02)      (0.04)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (1.90)          (0.90)        (0.75)      (0.65)      (0.27)
==============================================================================================================================
    Total distributions                                            (1.90)          (0.90)        (0.77)      (0.69)      (0.29)
==============================================================================================================================
Net asset value, end of period                                $    21.72      $    30.84    $    35.58    $  25.20    $  21.75
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                   (23.28)%        (10.91)%       44.61%      19.30%      13.51%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,160,236      $1,534,209    $1,131,217    $647,248    $522,642
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                             0.85%(c)        0.82%         0.73%       0.67%       0.68%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.22)%(c)      (0.17)%       (0.06)%      0.11%       0.18%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               65%             98%           65%         83%         65%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,241,207,062.

                       AIM V.I. CAPITAL APPRECIATION FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                       AIM V.I. CAPITAL APPRECIATION FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                       AIM V.I. CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046         Suite 100                 Suite 100                  Suite 800
                          Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007    919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                          New York, NY 10022                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $93,589,486 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                       AIM V.I. CAPITAL APPRECIATION FUND

                   AIM V.I. HIGH YIELD FUND - SERIES I SHARES

FUND WEATHERS VOLATILE FIXED-INCOME MARKET

HOW DID AIM V.I. HIGH YIELD FUND SERIES I SHARES PERFORM DURING THE YEAR?
After a bright beginning in January, high yield bonds endured rather volatile fixed-income market conditions for much of 2001. Still, overall performance in the high yield bond area was much better than 2000. Given this environment, Series I Shares posted a return of -5.00% for the year ended December 31, 2001. The Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index returned -1.04% and 5.28%, respectively, for the same period.
    The one-year return for Series I Shares however, belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, Series I Shares posted a return of 7.13%. By comparison, the Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index returned 5.25% and 5.78%, respectively.

WHAT TRENDS AFFECTED FIXED-INCOME MARKETS DURING THE YEAR?
As a creeping cloud of global economic unease settled across the world, the Fed, like many other world central banks, unleashed a multitude of short-term interest rate reductions over the course of the year. The first of 11 rate cuts occurred on January 3, 2001--just three days after the start of the new year. Prompting this move was a clearly weakening U.S. economy and an increasing view that the U.S. might be falling into recession. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 1.75% by year-end. Lower interest rates are generally favorable for bonds as bond prices move inversely with interest rates (when rates go down, bond prices tend to go up).
    That said, higher-rated, investment grade bonds tend to move more in value with interest rates than their high yield brethren. High yield bonds typically benefit more from economic strength and from lower risk premiums than they are influenced by interest rate changes.

HOW DID THE HIGH YIELD MARKET FARE?
After a miserly 2000, the U.S. high yield bond market took January by storm. Indeed, it was one of the sector's best one-month performances in nearly 10 years. This strong performance dwindled over the remainder of the year, however, as renewed fundamental concerns soon returned. Among those concerns were weak corporate profits, a multitude of corporate downgrades and an increase in defaults.
    Defaults, however, are considered "lagging" indicators as they are backward looking--by the time a bond actually defaults, the bond price reflects that event. For example, bonds listed as defaulted in 1991 (a year of high defaults) actually began trading at low levels a few years earlier. By the time they were listed as defaults in 1991, they didn't have far to fall in price and had little impact on return that year.
    In terms of supply and demand, inflows outpaced outflows--that's markedly different from 2000 where money was flowing out, not in--with cash inflows into the high yield market registering around $10 billion for 2001. New supply in 2001 was largely non-

FUND AT A GLANCE

AIM V.I. High Yield Fund is for shareholders who seek a high level of current income by investing in a portfolio consisting primarily of high-yielding, lower rated bonds.

INVESTMENT STRATEGY: Maximum current income with a diversified portfolio of below-investment-grade bonds

o   Seeks attractive relative value across sectors, industries and securities

o Controls risk through diversification across credit quality, issuers and industries

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

============================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. Intermedia Communications Inc.              2.3%     1. Broadcasting & Cable TV                    15.8%

 2. Warner Chilcott, Inc.                       2.0      2. Wireless Telecommunications Services       10.2

 3. Charter Communications Holdings, LLC/       1.7      3. Casinos & Gaming                            4.7
    Charter Communications Holdings
    Capital Corp.                                        4. Integrated Telecommunication Services       3.9

 4. Crown Castle International Corp.            1.7      5. Electric Utilities                          3.7

 5. Adelphia Communications Corp.               1.6      6. Oil & Gas Exploration & Production          3.3

 6. ONO Finance PLC (United Kingdom)            1.5      7. Health Care Facilities                      2.8

 7. Allied Waste North America Inc.             1.4      8. Railroads                                   2.6

 8. AES Corp. (The)                             1.4      9. Alternative Carriers                        2.6

 9. Calpine Corp.                               1.2     10. Electrical Components & Equipment           2.3

10. Spectrasite Holdings, Inc.                  1.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
============================================================================================================

                   AIM V.I. HIGH YIELD FUND - SERIES I SHARES

telecommunications-related but broadly diversified across a myriad of industries.
    Yields on high yield bonds continued to look attractive in 2001. Indeed, spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) stood at near record levels during the year. This encouraged investors seeking yields they could no longer find on other investments to consider the high yield market. And credit quality has also played a role in performance. With all eyes on the health of the economy, the best returns belonged to the highest quality sector, BB-rated bonds.

HOW DID YOU MANAGE THE FUND?
Over the year, we continued to reposition the fund so we could be more responsive to changes in the market. That repositioning is now largely complete. Specifically, we enhanced our diversification efforts by adding names across various industries. And, we increased the credit quality and liquidity of the fund by adding more BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.
    We also reduced our exposure to the telecommunications sector--a problem area for the high yield market this year. That said, some of the telecommunications names we left in the fund proved quite beneficial. For instance, two issues we hold were recently acquired by investment grade companies, leaving our bonds to rally in response.
    Overall, we believe our repositioning efforts are paying off. Fund performance is beginning to improve as illustrated by the fund's fourth quarter performance.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
After 11 rate cuts by the Fed last year, many are hoping for an economic rebound in 2002. Typically, when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.
    A rebound in the economy coupled with increased investor interest in high yield bonds could be positive signs for the market. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/01

================================================================================
(HYPO Chart)


               AIM V.I. HIGH YIELD      LEHMAN HIGH YIELD      LIPPER HIGH YIELD
               FUND SERIES I SHARE         BOND INDEX           BOND FUND INDEX
5/98                $10,000                 $10,034                $ 9,988
8/98                  9,409                   9,569                  9,307
12/98                 9,238                   9,817                  9,542
4/99                  9,928                  10,192                 10,101
8/99                  9,835                   9,961                  9,813
12/99                10,211                  10,051                  9,998
4/00                  9,928                   9,832                  9,803
8/00                  9,769                  10,074                  9,876
12/00                 8,269                   9,462                  9,027
4/01                  8,232                   9,939                  9,214
8/01                  7,919                  10,096                  9,132
12/01                 7,857                   9,962                  8,933

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
 Inception (5/1/98)         -6.36%
  1 year                    -5.00

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    The performance figures shown here, which represent AIM V.I. High Yield Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's Series I Shares performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
    The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
    The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
    The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    Data for the indexes is for the period 4/30/98-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
BONDS & NOTES-95.11%

AEROSPACE & DEFENSE-0.99%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  280,000   $   284,200
=======================================================================

AIRLINES-0.67%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                                 95,000        59,375
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          160,000       132,947
=======================================================================
                                                                192,322
=======================================================================

ALTERNATIVE CARRIERS-2.58%

Global Crossing Holdings Ltd. (Bermuda), Sr.
  Unsec. Gtd. Yankee Notes, 8.70%, 08/01/07        90,000        10,800
-----------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)         500,000        70,000
-----------------------------------------------------------------------
Intermedia Communications Inc.,
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                   100,000        89,250
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.60%, 06/01/08               170,000       172,975
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09     375,000       400,312
=======================================================================
                                                                743,337
=======================================================================

APPAREL & ACCESSORIES-0.22%

William Carter Co. (The), Sr. Sub. Notes,
  10.88%, 08/15/11(b)                              60,000        64,800
=======================================================================

APPAREL RETAIL-0.69%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                200,000       198,000
=======================================================================

AUTO PARTS & EQUIPMENT-0.53%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               150,000       153,750
=======================================================================

BROADCASTING & CABLE TV-15.20%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04      150,000       144,750
-----------------------------------------------------------------------
Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07     140,000       138,600
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10              195,000       200,850
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%, 06/15/11         130,000       130,000
-----------------------------------------------------------------------
Allbritton Communications Co.,
  Sr. Sub. Notes, 8.88%, 02/01/08                 100,000       105,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Deb., 9.75%, 11/30/07            50,000        53,000
-----------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           200,000       129,000
-----------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.63%, 05/15/11                  200,000       213,500
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)   $  150,000   $   108,750
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.63%, 11/15/09          120,000       121,800
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         190,000       200,925
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11          60,000        63,750
-----------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Notes, 7.63%, 04/01/11     150,000       151,126
-----------------------------------------------------------------------
  Sr. Unsec. Deb., 7.63%, 07/15/18                 60,000        56,659
-----------------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%, 02/15/18                 75,000        72,521
-----------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom),
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                   255,000        59,925
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Disc. Yankee Notes,
    13.25%, 09/30/04                              250,000        68,750
-----------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                                 95,000        99,750
-----------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Notes,
  10.25%, 11/01/07                                250,000       250,155
-----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                                190,000       205,675
-----------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                      190,000        86,925
-----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                        240,000       250,800
-----------------------------------------------------------------------
NTL Communications Corp., Sr. Unsec. Disc.
  Notes, 12.38%, 10/01/08(a)                      750,000       185,625
-----------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               550,000       426,250
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          320,000       289,600
-----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                      70,000        73,150
-----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11      90,000        93,465
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Sub.
  Notes, 8.75%, 12/15/11(b)                        90,000        90,450
-----------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06         175,000       121,625
-----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands),
  Series B, Sr. Unsec. Yankee Notes, 11.25%,
    02/01/10                                      360,000        64,800
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Yankee Notes, 11.50%,
    02/01/10                                      150,000        27,000
-----------------------------------------------------------------------
Young Broadcasting Inc., Sr. Unsec. Notes,
  8.50%, 12/15/08                                  90,000        91,350
=======================================================================
                                                              4,376,026
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

BUILDING PRODUCTS-1.20%

Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                             $  135,000   $   127,575
-----------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         235,000       217,962
=======================================================================
                                                                345,537
=======================================================================

CASINOS & GAMING-4.71%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         220,000       238,700
-----------------------------------------------------------------------
Argosy Gaming Co., Sr. Unsec. Sub. Notes,
  9.00%, 09/01/11                                  50,000        52,625
-----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Notes, 9.25%, 08/01/09(b)            115,000       117,300
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07           40,000        40,000
-----------------------------------------------------------------------
Herbst Gaming Inc., Sr. Sec. Notes, 10.75%,
  09/01/08(b)                                     150,000       155,250
-----------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         105,000       114,712
-----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                         166,000       158,530
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                          100,000        96,250
-----------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 06/01/07                                 180,000       189,450
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          100,000        97,276
-----------------------------------------------------------------------
Resort at Summerlin LP-Series B, Sr. Sub.
  Notes, 13.00%, 12/15/07(c)                      608,000             6
-----------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd.
  Mortgage Notes, 12.25%, 11/15/04                 95,000        96,425
=======================================================================
                                                              1,356,524
=======================================================================

COMMODITY CHEMICALS-1.25%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                         140,000       147,700
-----------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Notes, 9.50%,
  12/15/08(b)                                     160,000       159,200
-----------------------------------------------------------------------
Millennium America, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 06/15/08                      50,000        51,750
=======================================================================
                                                                358,650
=======================================================================

CONSTRUCTION & ENGINEERING-0.74%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                                220,000       213,400
=======================================================================

CONSTRUCTION & FARM MACHINERY-1.29%

AGCO Corp., Sr. Unsec. Gtd. Notes, 9.50%,
  05/01/08                                        210,000       220,500
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11(b)                              150,000       150,750
=======================================================================
                                                                371,250
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

DIVERSIFIED COMMERCIAL SERVICES-0.99%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                      $  100,000   $    98,500
-----------------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    190,000       188,100
=======================================================================
                                                                286,600
=======================================================================

DIVERSIFIED METALS & MINING-0.48%

Bulong Operations PTV Ltd. (Australia), Sr.
  Sec. Yankee Notes, 12.50%, 12/15/08(c)(d)       700,000        17,500
-----------------------------------------------------------------------
Neenah Corp.-Series D, Sr. Sub. Notes,
  11.13%, 05/01/07                                220,000       119,900
=======================================================================
                                                                137,400
=======================================================================

DRUG RETAIL-0.57%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 200,000       163,000
=======================================================================

ELECTRIC UTILITIES-3.73%

AES Corp. (The), Sr. Unsec. Notes,
  Sr. Unsec. Notes, 9.50%, 06/01/09               170,000       152,150
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 06/15/08        190,000       168,150
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 9.38%, 09/15/10         90,000        80,100
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        185,000       168,350
-----------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                        200,000       179,000
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 160,000       163,200
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                150,000       164,250
=======================================================================
                                                              1,075,200
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.25%

Cherokee International LCC-Series B, Sr.
  Unsec. Sub. Notes, 10.50%, 05/01/09             200,000       101,000
-----------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                         220,000       223,300
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                        170,000       182,750
-----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                    140,000       142,100
=======================================================================
                                                                649,150
=======================================================================

EMPLOYMENT SERVICES-0.53%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         190,000       152,950
=======================================================================

ENVIRONMENTAL SERVICES-1.44%

Allied Waste North America Inc.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
    10.00%, 08/01/09                              255,000       263,925
-----------------------------------------------------------------------
  Sr. Notes, 8.50%, 12/01/08                      150,000       152,250
=======================================================================
                                                                416,175
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

FERTILIZERS & AGRICULTURAL CHEMICALS-0.56%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                      $  150,000   $   160,500
=======================================================================

FOOD DISTRIBUTORS-0.67%

Fleming Companies, Inc., Sr. Sub. Notes,
  10.63%, 07/31/07                                200,000       192,500
=======================================================================

FOREST PRODUCTS-0.85%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08        250,000       245,000
=======================================================================

GAS UTILITIES-0.13%

Amerigas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11(b)                               35,000        36,400
=======================================================================

GENERAL MERCHANDISE STORES-0.92%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         160,000       158,000
-----------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 05/01/09               100,000       106,500
=======================================================================
                                                                264,500
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.46%

Fresenius Medical Care Capital Trust IV, Sec.
  Gtd. Notes, 7.88%, 06/15/11                      65,000        65,000
-----------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(b)                        65,000        66,950
=======================================================================
                                                                131,950
=======================================================================

HEALTH CARE EQUIPMENT-1.79%

Alaris Medical Systems, Inc., Sr. Sec. Notes,
  11.63%, 12/01/06 (Acquired 10/11/01; Cost
  $150,000)(e)                                    150,000       162,750
-----------------------------------------------------------------------
CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                 200,000       203,000
-----------------------------------------------------------------------
Radiologix, Inc., Sr. Unsec. Gtd. Notes,
  10.50%, 12/15/08(b)                             150,000       150,750
=======================================================================
                                                                516,500
=======================================================================

HEALTH CARE FACILITIES-2.81%

Hanger Orthopedic Group, Inc., Sr. Sub.
  Notes, 11.25%, 06/15/09                         150,000       140,250
-----------------------------------------------------------------------
IASIS Healthcare Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 10/15/09                         140,000       152,600
-----------------------------------------------------------------------
InSight Health Services Corp., Sr. Sub.
  Notes, 9.88%, 11/01/11                           75,000        78,000
-----------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(b)                               65,000        66,300
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                  95,000        95,000
-----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                      75,000        79,125
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Sub. Notes, 10.00%, 12/15/11(b)      200,000       197,000
=======================================================================
                                                                808,275
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

HEALTH CARE SUPPLIES-0.87%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $  225,000   $   252,000
=======================================================================

HOME FURNISHINGS-1.64%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               200,000       181,000
-----------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09         80,000        71,600
-----------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%,
  12/15/07(b)                                     200,000       199,000
-----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                     30,000        21,150
=======================================================================
                                                                472,750
=======================================================================

HOMEBUILDING-2.24%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    105,000       109,725
-----------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Sub. Notes, 10.50%, 07/15/11(b)             115,000       120,463
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          200,000       206,000
-----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                         200,000       208,000
=======================================================================
                                                                644,188
=======================================================================

HOTELS-1.95%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                 200,000       185,000
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                         255,000       256,275
-----------------------------------------------------------------------
Sun International Hotels Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        125,000       119,375
=======================================================================
                                                                560,650
=======================================================================

HOUSEHOLD APPLIANCES-0.34%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                100,000        98,500
=======================================================================

INDUSTRIAL CONGLOMERATES-0.66%

Jordan Industries, Inc.-Series D, Sr. Unsec.
  Notes, 10.38%, 08/01/07                          70,000        35,350
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Sub. Notes, 9.88%,
  12/01/09 (Acquired 11/20/01; Cost
  $150,000)(e)                                    150,000       153,750
=======================================================================
                                                                189,100
=======================================================================

INDUSTRIAL MACHINERY-0.33%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                                 25,000        27,250
-----------------------------------------------------------------------
Hanover Equipment Trust 2001 A, Sr. Sec.
  Notes,
  8.50%, 09/01/08(b)                               50,000        52,250
-----------------------------------------------------------------------
  8.75%, 09/01/11(b)                               15,000        15,600
=======================================================================
                                                                 95,100
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

INTEGRATED TELECOMMUNICATION SERVICES-3.90%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)                          $  600,000   $    36,000
-----------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 14.00%, 04/01/09                  500,000       242,500
-----------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                              1,000,000        95,000
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                        180,000       130,500
-----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        265,000       176,225
-----------------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes, 11.50%,
  02/01/06                                        150,000        51,750
-----------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec.
  Notes, 13.75%, 05/15/10                         300,000        61,500
-----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                         200,000       204,000
-----------------------------------------------------------------------
Time Warner Telecom Inc., Sr. Unsec. Sub.
  Notes, 10.13%, 02/01/11                         155,000       124,775
=======================================================================
                                                              1,122,250
=======================================================================

INTERNET SOFTWARE & SERVICES-0.56%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                        310,000        99,975
-----------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                        300,000        61,500
=======================================================================
                                                                161,475
=======================================================================

LEISURE PRODUCTS-0.49%

Six Flags, Inc., Sr. Unsec. Notes, 9.75%,
  06/15/07                                        140,000       142,100
=======================================================================

LIFE & HEALTH INSURANCE-0.20%

Conseco, Inc., Sr. Unsec. Notes,
  8.75%, 02/09/04                                  30,000        14,250
-----------------------------------------------------------------------
  10.75%, 06/15/08                                100,000        44,500
=======================================================================
                                                                 58,750
=======================================================================

MEAT POULTRY & FISH-0.26%

Pilgrim's Pride Corp.-Class B, Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 09/15/11                 70,000        74,200
=======================================================================

MOVIES & ENTERTAINMENT-1.78%

Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                                175,000       189,875
-----------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          240,000       235,200
-----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11(b)                  85,000        87,763
=======================================================================
                                                                512,838
=======================================================================

OIL & GAS DRILLING-0.94%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                                250,000       271,250
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

OIL & GAS EQUIPMENT & SERVICES-0.50%

SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                     $  150,000   $   144,000
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.33%

Abraxas Petroleum Corp.-Series B, Sr. Sec.
  Gtd. Notes, 12.88%, 03/15/03                    220,000       222,200
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          100,000        99,500
-----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         200,000       197,000
-----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        270,000       288,900
-----------------------------------------------------------------------
Westport Resources Corp., Sr. Unsec. Sub.
  Notes, 8.25%, 11/01/11                          150,000       152,250
=======================================================================
                                                                959,850
=======================================================================

OIL & GAS REFINING & MARKETING-1.36%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                         155,000       127,875
-----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                    250,000       263,750
=======================================================================
                                                                391,625
=======================================================================

PAPER PACKAGING-0.58%

Plastipak Holdings Inc., Sr. Notes, 10.75%,
  09/01/11(b)                                      85,000        89,675
-----------------------------------------------------------------------
Riverwood International Corp., Sr. Unsec.
  Gtd. Notes, 10.25%, 04/01/06                     75,000        77,250
=======================================================================
                                                                166,925
=======================================================================

PAPER PRODUCTS-0.66%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(b)                                     200,000       189,000
=======================================================================

PERSONAL PRODUCTS-1.53%

Armkel, LLC, Sr. Sub. Notes, 9.50%,
  08/15/09(b)                                      70,000        73,850
-----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                                250,000       260,000
-----------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                          100,000       105,500
=======================================================================
                                                                439,350
=======================================================================

PHARMACEUTICALS-1.97%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                    500,000       567,500
=======================================================================

PHOTOGRAPHIC PRODUCTS-0.07%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(c)                                     200,000        19,000
=======================================================================

PUBLISHING & PRINTING-0.53%

PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                        170,000       153,850
=======================================================================

RAILROADS-2.56%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                          300,000       328,500
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
RAILROADS-(CONTINUED)

Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10            $  175,000   $   181,125
-----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(a)          255,000       228,225
=======================================================================
                                                                737,850
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-1.12%

Host Marriott LP, Sr. Gtd. Notes, 9.25%,
  10/01/07                                        175,000       175,438
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 145,000       146,450
=======================================================================
                                                                321,888
=======================================================================

SPECIALTY CHEMICALS-0.46%

OM Group, Inc., Sr. Gtd. Sub. Notes, 9.25%,
  12/15/11(b)                                     130,000       131,950
=======================================================================

SPECIALTY STORES-2.03%

CSK Auto Inc.,
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
    11/01/06                                      150,000       135,750
-----------------------------------------------------------------------
  Sr. Gtd. Unsec. Notes, 12.00%, 06/15/06(b)       80,000        81,200
-----------------------------------------------------------------------
PETCO Animal Supplies, Inc., Sr. Sub. Notes,
  10.75%, 11/01/11                                200,000       208,000
-----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    150,000       159,750
=======================================================================
                                                                584,700
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.91%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                  100,000        90,500
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                150,000       129,750
-----------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
    11/15/10                                      275,000       147,125
-----------------------------------------------------------------------
  Sr. Disc. Notes, 12.00%, 07/15/08(a)            400,000       132,000
-----------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)     185,000        50,875
=======================================================================
                                                                550,250
=======================================================================

TEXTILES-0.56%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        160,000       160,800
=======================================================================

TRUCKING-1.74%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    275,000       292,188
-----------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                      220,000       210,100
=======================================================================
                                                                502,288
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-9.79%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(f)                          190,000       144,400
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                             $  160,000   $   162,400
-----------------------------------------------------------------------
  13.63%, 08/15/11                                 30,000        31,650
-----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                       60,000        36,900
-----------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                        115,000        92,863
-----------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)     400,000       348,000
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              140,000       137,200
-----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)                      460,000       241,500
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                     200,000       134,000
-----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                                240,000       253,200
-----------------------------------------------------------------------
Microcell Telecommunications Inc. (Canada)-
  Series B, Sr. Disc. Yankee Notes, 14.00%,
  06/01/06                                        250,000       217,500
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          240,000       187,200
-----------------------------------------------------------------------
Price Communications Wireless, Inc.-Series B,
  Sr. Sec. Gtd. Notes, 9.13%, 12/15/06            200,000       210,000
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                                160,000       181,600
-----------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                 100,000       103,500
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)           505,000       272,700
-----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(a)            90,000        64,800
=======================================================================
                                                              2,819,413
=======================================================================
    Total Bonds & Notes (Cost $32,744,286)                   27,389,286
=======================================================================

                                                 SHARES
DOMESTIC COMMON STOCKS-0.81%

BROADCASTING & CABLE TV-0.55%

CSC Holdings Inc., 11.125% PIK Pfd.                 1,500       158,625
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, Conv. Pfd.
  (Acquired 03/03/00; Cost $97,271)(e)(g)             100             0
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.26%

AirGate PCS, Inc.(g)                                  365        16,626
-----------------------------------------------------------------------
Crown Castle International Corp.(g)                   510         5,447
-----------------------------------------------------------------------
Crown Castle International Corp.-$3.13 Conv.
  Pfd.(g)                                           2,000        52,000
=======================================================================
                                                                 74,073
=======================================================================
    Total Domestic Common Stocks (Cost
      $364,088)                                                 232,698
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                              MARKET
                                                 SHARES        VALUE

WARRANTS & OTHER INTERESTS-0.38%

ALTERNATIVE CARRIERS-0.01%

GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $52,402)(e)(h)                                      500   $     2,500
=======================================================================

BROADCASTING & CABLE TV-0.02%

ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(h)                                550         5,637
=======================================================================

CASINOS & GAMING-0.00%

Resort At Summerlin LP-Wts., expiring
  12/15/07(h)                                         467             5
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(e)(h)                  220         4,455
=======================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(e)(h)         300         3,075
=======================================================================

HOME FURNISHINGS-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(e)(h)                   30            22
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(e)(h)                         300             0
-----------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(e)(h)         300             3
=======================================================================
                                                                      3
=======================================================================

INTERNET SOFTWARE & SERVICES-0.11%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(e)(h)                  630        31,116
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

RAILROADS-0.03%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(e)(h)                  175   $     8,794
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.19%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(e)(h)                  500        20,125
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 7/15/10 (Acquired
  01/29/01; Cost $0)(e)(h)                            100         2,525
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(e)(h)                                       240        16,860
-----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(e)(h)                  300        15,000
=======================================================================
                                                                 54,510
=======================================================================
    Total Warrants & Other Interests (Cost
      $55,007)                                                  110,117
=======================================================================

MONEY MARKET FUNDS-1.24%

STIC Liquid Assets Portfolio(i)                   178,545       178,545
-----------------------------------------------------------------------
STIC Prime Portfolio(i)                           178,546       178,546
=======================================================================
    Total Money Market Funds (Cost $357,091)                    357,091
=======================================================================
TOTAL INVESTMENTS-97.54% (Cost $33,520,472)                  28,089,192
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.46%                             709,512
=======================================================================
NET ASSETS-100.00%                                          $28,798,704
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $420,975, which represented 1.46% of the Fund's net assets.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g)  Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $33,520,472)  $28,089,192
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    23,017
------------------------------------------------------------
  Dividends and interest                             723,723
------------------------------------------------------------
Investment for deferred compensation plan             21,814
============================================================
    Total assets                                  28,857,746
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               9,819
------------------------------------------------------------
  Deferred compensation plan                          21,814
------------------------------------------------------------
Accrued administrative services fees                  12,542
------------------------------------------------------------
Accrued trustees' fees                                   241
------------------------------------------------------------
Accrued transfer agent fees                              170
------------------------------------------------------------
Accrued operating expenses                            14,456
============================================================
    Total liabilities                                 59,042
============================================================
Net assets applicable to shares outstanding      $28,798,704
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $28,798,704
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           5,421,339
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.31
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                         $ 3,566,785
------------------------------------------------------------
Dividends from affiliated money market funds          80,076
------------------------------------------------------------
Dividends                                             10,686
============================================================
    Total investment income                        3,657,547
============================================================

EXPENSES:

Advisory fees                                        181,308
------------------------------------------------------------
Administrative services fees                         122,086
------------------------------------------------------------
Custodian fees                                        21,934
------------------------------------------------------------
Transfer agent fees                                    3,176
------------------------------------------------------------
Trustees' fees                                         8,824
------------------------------------------------------------
Professional fees                                     25,499
------------------------------------------------------------
Other                                                 12,806
============================================================
    Total expenses                                   375,633
============================================================
Less: Fees waived                                    (24,082)
------------------------------------------------------------
    Expenses paid indirectly                          (1,149)
============================================================
    Net expenses                                     350,402
============================================================
Net investment income                              3,307,145
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (6,354,746)
============================================================
Change in net unrealized appreciation of
  investment securities                            1,271,997
============================================================
Net gain (loss) from investment securities        (5,082,749)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,775,604)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 3,307,145    $ 3,160,168
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (6,354,746)    (2,368,962)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,271,997     (6,676,412)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,775,604)    (5,885,206)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,500,180)    (3,302,036)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      7,923,261     10,070,283
========================================================================================
    Net increase in net assets                                  2,647,477        883,041
========================================================================================

NET ASSETS:

  Beginning of year                                            26,151,227     25,268,186
========================================================================================
  End of year                                                 $28,798,704    $26,151,227
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $44,154,693    $36,258,159
----------------------------------------------------------------------------------------
  Undistributed net investment income                            (308,871)      (141,556)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (9,615,838)    (3,259,286)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (5,431,280)    (6,706,090)
========================================================================================
                                                              $28,798,704    $26,151,227
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will also consider the possibility of capital growth when it purchases and sells securities.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income (loss) was increased by $28,533, undistributed net realized gains decreased by $1,806 and shares of beneficial interest decreased by $26,727 as a result of capital loss carryforward reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                            AIM V.I. HIGH YIELD FUND

   The Fund's capital loss carryforward of $8,645,713 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $  247,107   December 31, 2006
   -------------------------------
      545,518    December 31, 2007
   -------------------------------
     2,010,706   December 31, 2008
   -------------------------------
     5,842,382   December 31, 2009
   ===============================
    $8,645,713
   _______________________________
   ===============================

   As of December 31, 2001, the Fund has a post-October capital loss deferral of $893,056 which will be recognized in the following tax year.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,813 reduction in the cost of securities and a corresponding $2,813 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $12,109, increase net unrealized gains and losses by $11,184, increase net realized gains and losses by $925. As a result the ratio of net investment income to average net assets decreased by 0.05%, the net investment income per share decreased by $0.01 and the net realized and unrealized gains and losses per share increased by $0.01.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $24,082.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $122,086 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $686 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $1,149 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,149.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. HIGH YIELD FUND

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from:
  Ordinary income                  $3,500,180    $3,302,036
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $ (8,645,713)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (6,710,276)
=========================================================
                                             $(15,355,989)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $26,137,908 and $16,872,214, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $ 1,138,039
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,731,709)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,593,670)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $33,682,862.


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Series I                                                     2,277,266    $ 14,617,884    1,470,878    $12,585,955
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       660,415       3,500,180      521,649      3,302,036
====================================================================================================================
Reacquired:
  Series I                                                    (1,633,796)    (10,194,803)    (675,118)    (5,817,708)
====================================================================================================================
                                                               1,303,885    $  7,923,261    1,317,409    $10,070,283
____________________________________________________________________________________________________________________
====================================================================================================================

                            AIM V.I. HIGH YIELD FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              -----------------------------------------------------
                                                                                                     MAY 1, 1998
                                                                                                   (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ---------------------------------      DECEMBER 31,
                                                               2001           2000      1999(a)          1998
                                                              -------        -------    -------    ----------------
Net asset value, beginning of period                          $  6.35        $  9.02    $  8.84        $  10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.70(b)        0.91       1.03            0.39
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.01)         (2.64)     (0.10)          (1.15)
===================================================================================================================
    Total from investment operations                            (0.31)         (1.73)      0.93           (0.76)
===================================================================================================================
Less distributions from net investment income                   (0.73)         (0.94)     (0.75)          (0.40)
===================================================================================================================
Net asset value, end of period                                $  5.31        $  6.35    $  9.02        $   8.84
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                 (4.85)%       (19.14)%    10.52%          (7.61)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,799        $26,151    $25,268        $  7,966
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.21%(d)       1.13%      1.14%           1.13%(e)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.29%(d)       1.19%      1.42%           2.50%(e)
===================================================================================================================
Ratio of net investment income to average net assets            11.39%(b)(d)   11.44%     11.07%           9.75%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            64%            72%       127%             39%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. Per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $29,009,233.
(e)  Annualized.

                            AIM V.I. HIGH YIELD FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                            AIM V.I. HIGH YIELD FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                            AIM V.I. HIGH YIELD FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0.31% is eligible for the dividends received deduction for corporations.

                            AIM V.I. HIGH YIELD FUND

                     AIM V.I. VALUE FUND - SERIES I SHARES

TOUGH YEAR FOR STOCKS ENDS WITH AN UPTURN

HOW DID THE FUND PERFORM?
AIM V.I. Value Fund, along with much of the universe of large cap investments, experienced a down year in 2001. The sharp decline of 2001, combined with an even sharper decline in 2000, have created a once-in-a-generation decline for the stock market. Series I Shares returned -12.56% for the year 2001. Significantly, indexes of large-cap investments generally performed similarly to AIM V.I. Value Fund. The Lipper Large Cap Core Equity Fund Index showed results of -12.83%, and the S&P 500 Index returned -11.88%.
    Then late in the year, stocks began to regain momentum as optimism about economic growth built. For the fourth quarter of 2001, AIM V.I. Value Fund gained 10.14%.

WHAT WERE MARKET CONDITIONS DURING 2001?
Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come as terrorists brought down the World Trade Center towers on September 11. U.S. stock markets closed for the remainder of the week following the attacks. When they reopened, stocks suffered one of the sharpest declines on record. Prices stabilized and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
    Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

HOW DID 2001 TREAT MANAGERS USING YOUR STYLE?
In just the last three years, we have seen the most dramatic variations ever witnessed for different styles of fund management. In 1999, growth managers outperformed value managers by the largest margin in history. In 2001 this completely reversed, and the year was the best ever for value managers relative to growth managers.
    For managers of growth-at-a-reasonable price mutual funds - like the AIM V.I. Value Fund - 2001 was a trying year. Managers of the fund use both growth and value disciplines to select securities, and seek to succeed in any market environment. Large-capitalization stocks did lag in comparison with smaller stocks during the year, making the task more difficult for managers.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to emphasize long-term capital growth by investing in stocks of undervalued companies with the potential for growth. We seek companies with good valuations and positive fundamental momentum. Throughout 2001, we were able to find companies that met the fund's criteria. It was a volatile year, as markets vacillated in their reactions to the nation's economic currents. We maintained an even-handed approach throughout the

FUND AT A GLANCE

AIM V.I. Value Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that are undervalued relative to the stock market as a whole.

o   Follows AIM's GARP (growth at a reasonable price) investment discipline

o   Emphasizes long-term growth by investing in large companies

o   Seeks investments with good valuations and positive fundamental momentum

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. First Data Corp.                           4.3%      1. Diversified Financial Services     12.2%

 2. Cox Communications, Inc. - Class A         3.8       2. Pharmaceuticals                     8.4

 3. American International Group, Inc.         3.7       3. Broadcasting & Cable TV             6.1

 4. Target Corp.                               3.6       4. Data Processing Services            5.8

 5. General Electric Co.                       3.3       5. Industrial Conglomerates            5.6

 6. Citigroup Inc.                             3.2       6. Integrated Oil & Gas                5.5

 7. Omnicom Group Inc.                         3.0       7. Multi-Line Insurance                4.5

 8. Pfizer Inc.                                2.9       8. General Merchandise Stores          3.6

 9. Microsoft Corp.                            2.7       9. Systems Software                    3.3

10. UnitedHealth Group Inc.                    2.6      10. Managed Health Care                 3.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
====================================================================================================

                     AIM V.I. VALUE FUND - SERIES I SHARES

year, and attempted to take advantage of opportunities created by the high volatility.
    As we exited 2001, it appeared that economic growth may be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs are expected to contribute to economic growth during 2002. We have been watching for emerging signs of earnings growth that would be driven by a rebounding economy.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?
FIRST DATA - First Data began the year at below the market's price-to-earnings multiple. The firm is the U.S.'s largest processor of credit card transactions, providing reporting and billing services to financial institutions, oil companies and retailers.
UNITEDHEALTH GROUP - UnitedHealth Group earnings estimates rose every quarter during 2001. It is an above average grower selling at below the market's price-to-earnings multiple. UnitedHealth Group is a national leader in forming and operating markets for the exchange of health and well-being services. FANNIE MAE - Fannie Mae has shown double-digit earnings growth in every year since 1987. This exceptionally consistent growth was available throughout 2001 at significantly below the market's price-to-earnings multiple. Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage backed securities to facilitate housing ownership for low to middle income Americans.

WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?
Optimism about a resumption of economic growth was beginning to influence markets, and positive economic news was again appearing.
    The Gross Domestic Product's contraction in the third quarter at an annual rate of 1.3% (the worst in 10 years), plus a jump in unemployment seemed to mark the low point of the economic recession.
    For example, the Institute for Supply Management reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7 points, up from 84.9 points in November. U.S. new home sales were up 6.4% in November. Sales of resale homes also increased.

===============================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================================================
(HYPO Chart)

                AIM V.I. VALUE FUND SERIES I SHARES    S&P 500 INDEX     LIPPER LARGE CAP CORE EQUITY FUND INDEX
5/93                           10,000                      10,000                         10,000
12/93                          11,482                      10,891                         10,806
12/94                          11,945                      10,774                         10,948
12/95                          16,277                      14,195                         15,058
12/96                          18,721                      17,011                         18,513
12/97                          23,156                      21,983                         24,687
12/98                          30,661                      27,904                         31,747
12/99                          39,834                      33,303                         38,425
12/00                          34,002                      30,849                         34,927
12/01                          29,721                      26,890                         30,779

Past performance cannot guarantee comparable future results.
================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
SERIES I
 Inception (5/5/93)              13.41%
  5 years                         9.69
  1 year                        -12.56

    The performance figures shown here, which represent AIM V.I. Value Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    The unmanaged Lipper Large Cap Core Equity Fund Index represents an average of the performance of the 30 biggest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 (S&P 500) Stocks is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the indexes is for the period 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

FUND NAME TO CHANGE
The AIM V. I. Value Fund will change its name to AIM V.I. Premier Equity Fund effective May 1, 2002. This change will have no effect on the fund's investment objective.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.03%

ADVERTISING-3.04%

Omnicom Group Inc.                                870,000   $   77,734,500
==========================================================================

APPLICATION SOFTWARE-1.40%

Amdocs Ltd. (United Kingdom)(a)                   574,100       19,502,177
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               408,500       16,421,700
==========================================================================
                                                                35,923,877
==========================================================================

BANKS-1.57%

Bank of New York Co., Inc. (The)                  984,100       40,151,280
==========================================================================

BROADCASTING & CABLE TV-6.11%

Comcast Corp.-Class A(a)                        1,640,300       59,050,800
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             2,323,700       97,386,267
==========================================================================
                                                               156,437,067
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.44%

Best Buy Co., Inc.(a)                             494,200       36,808,016
==========================================================================

COMPUTER HARDWARE-2.10%

International Business Machines Corp.             444,200       53,730,432
==========================================================================

CONSUMER FINANCE-0.26%

Household International, Inc.                     115,000        6,663,100
==========================================================================

DATA PROCESSING SERVICES-5.77%

Automatic Data Processing, Inc.                   642,400       37,837,360
--------------------------------------------------------------------------
First Data Corp.                                1,401,100      109,916,295
==========================================================================
                                                               147,753,655
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.15%

American Express Co.                              375,000       13,383,750
--------------------------------------------------------------------------
Citigroup Inc.                                  1,606,100       81,075,928
--------------------------------------------------------------------------
Fannie Mae                                        609,700       48,471,150
--------------------------------------------------------------------------
Freddie Mac                                       991,000       64,811,400
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         1,366,900       49,686,815
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  956,800       53,523,392
==========================================================================
                                                               310,952,435
==========================================================================

DRUG RETAIL-1.26%

Walgreen Co.                                      956,800       32,205,888
==========================================================================

ELECTRIC UTILITIES-1.33%

Duke Energy Corp.                                 644,400       25,299,144
--------------------------------------------------------------------------
Mirant Corp.(a)                                   546,800        8,759,736
==========================================================================
                                                                34,058,880
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.82%

Celestica Inc. (Canada)(a)                      1,150,400       46,464,656
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ENVIRONMENTAL SERVICES-0.55%

Waste Management, Inc.                            444,200   $   14,174,422
==========================================================================

FOOD RETAIL-2.33%

Kroger Co. (The)(a)                             1,011,500       21,110,005
--------------------------------------------------------------------------
Safeway Inc.(a)                                   922,600       38,518,550
==========================================================================
                                                                59,628,555
==========================================================================

FOOTWEAR-0.63%

NIKE, Inc.-Class B                                285,000       16,028,400
==========================================================================

GENERAL MERCHANDISE STORES-3.60%

Target Corp.                                    2,241,200       92,001,260
==========================================================================

HEALTH CARE EQUIPMENT-1.58%

Baxter International Inc.                         751,800       40,319,034
==========================================================================

HEALTH CARE FACILITIES-1.94%

HCA Inc.                                        1,285,900       49,558,586
==========================================================================

HOUSEHOLD PRODUCTS-0.96%

Kimberly-Clark Corp.                              410,100       24,523,980
==========================================================================

INDUSTRIAL CONGLOMERATES-5.60%

General Electric Co.                            2,118,700       84,917,496
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 993,000       58,487,700
==========================================================================
                                                               143,405,196
==========================================================================

INTEGRATED OIL & GAS-5.48%

BP Amoco PLC-ADR (United Kingdom)               1,230,200       57,216,602
--------------------------------------------------------------------------
ChevronTexaco Corp.                               372,500       33,379,725
--------------------------------------------------------------------------
Exxon Mobil Corp.                               1,264,400       49,690,920
==========================================================================
                                                               140,287,247
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.68%

AT&T Corp.                                        697,000       12,643,580
--------------------------------------------------------------------------
Qwest Communications International Inc.           330,000        4,662,900
==========================================================================
                                                                17,306,480
==========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Check Point Software Technology Ltd.
  (Israel)(a)                                     249,200        9,940,588
==========================================================================

MANAGED HEALTH CARE-3.10%

CIGNA Corp.                                       150,000       13,897,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           922,600       65,292,402
==========================================================================
                                                                79,189,902
==========================================================================

MOVIES & ENTERTAINMENT-2.27%

AOL Time Warner Inc.(a)                         1,811,100       58,136,310
==========================================================================

                              AIM V.I. VALUE FUND

                                                                MARKET
                                                 SHARES         VALUE

MULTI-LINE INSURANCE-4.50%

American International Group, Inc.              1,196,000   $   94,962,400
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     319,400       20,067,902
==========================================================================
                                                               115,030,302
==========================================================================

MULTI-UTILITIES-1.48%

Dynegy Inc.-Class A                               443,900       11,319,450
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                       1,042,200       26,596,944
==========================================================================
                                                                37,916,394
==========================================================================

NETWORKING EQUIPMENT-0.69%

Cisco Systems, Inc.()(a)                          972,900       17,619,219
==========================================================================

OIL & GAS DRILLING-0.53%

Transocean Sedco Forex Inc.                       400,000       13,528,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.66%

Baker Hughes Inc.                                 465,000       16,958,550
==========================================================================

PHARMACEUTICALS-8.38%

Abbott Laboratories                               510,000       28,432,500
--------------------------------------------------------------------------
Allergan, Inc.                                     90,000        6,754,500
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          760,000       38,760,000
--------------------------------------------------------------------------
Johnson & Johnson                                 833,800       49,277,580
--------------------------------------------------------------------------
Pfizer Inc.                                     1,879,500       74,898,075
--------------------------------------------------------------------------
Schering-Plough Corp.                             458,000       16,400,980
==========================================================================
                                                               214,523,635
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Applied Materials, Inc.(a)                        285,200       11,436,520
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 125,000        3,767,500
==========================================================================
                                                                15,204,020
==========================================================================

SEMICONDUCTORS-1.84%

Analog Devices, Inc.(a)                         1,060,900       47,093,351
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SOFT DRINKS-1.28%

PepsiCo, Inc.                                     669,800   $   32,612,562
==========================================================================

SYSTEMS SOFTWARE-3.29%

Microsoft Corp.(a)                              1,025,000       67,926,750
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,172,500       16,192,225
==========================================================================
                                                                84,118,975
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.82%

Nokia Oyj-ADR (Finland)                           858,300       21,054,099
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.61%

Nextel Communications, Inc.-Class A(a)          2,140,000       23,454,400
--------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     1,776,900       43,374,129
==========================================================================
                                                                66,828,529
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,303,131,207)                        2,405,871,382
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.35%
  1.73%, 03/21/02 (Cost $8,967,807)(b)         $9,000,000(c)     8,969,670
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.34%

STIC Liquid Assets Portfolio(d)                93,935,313       93,935,313
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        93,935,313       93,935,313
==========================================================================
    Total Money Market Funds (Cost
      $187,870,626)                                            187,870,626
==========================================================================
TOTAL INVESTMENTS-101.72% (Cost
  $2,499,969,640)                                            2,602,711,678
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.72%)                          (43,905,025)
==========================================================================
NET ASSETS-100.00%                                          $2,558,806,653
__________________________________________________________________________
==========================================================================

Investment Abbreviations:


ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the rate of discount at issue.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $2,499,969,640)                              $2,602,711,678
-------------------------------------------------------------
Receivables for:
  Investments sold                                    720,093
-------------------------------------------------------------
  Fund shares sold                                  2,297,786
-------------------------------------------------------------
  Dividends                                         1,828,655
-------------------------------------------------------------
  Foreign currency contracts outstanding               17,440
-------------------------------------------------------------
Investment for deferred compensation plan              63,944
-------------------------------------------------------------
Other assets                                              187
=============================================================
    Total assets                                2,607,639,783
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            41,944,360
-------------------------------------------------------------
  Fund shares reacquired                            4,821,908
-------------------------------------------------------------
  Deferred compensation plan                           63,944
-------------------------------------------------------------
  Variation margin                                    258,268
-------------------------------------------------------------
Accrued administrative services fees                1,565,300
-------------------------------------------------------------
Accrued distribution fees                                 117
-------------------------------------------------------------
Accrued trustees' fees                                    440
-------------------------------------------------------------
Accrued transfer agent fees                             7,399
-------------------------------------------------------------
Accrued operating expenses                            171,394
=============================================================
    Total liabilities                              48,833,130
=============================================================
Net assets applicable to shares outstanding    $2,558,806,653
=============================================================

NET ASSETS:

Series I                                       $2,558,119,515
_____________________________________________________________
=============================================================
Series II                                      $      687,138
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          109,548,724
_____________________________________________________________
=============================================================
Series II                                              29,440
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        23.35
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        23.34
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $128,764)                                    $  17,924,467
------------------------------------------------------------
Dividends from affiliated money market funds       9,982,514
------------------------------------------------------------
Interest                                             319,732
============================================================
    Total investment income                       28,226,713
============================================================

EXPENSES:

Advisory fees                                     15,665,367
------------------------------------------------------------
Administrative services fees                       5,752,971
------------------------------------------------------------
Custodian fees                                       213,382
------------------------------------------------------------
Distribution fees -- Series II                           117
------------------------------------------------------------
Transfer agent fees                                   63,068
------------------------------------------------------------
Trustees' fees                                        18,507
------------------------------------------------------------
Other                                                306,432
============================================================
    Total expenses                                22,019,844
============================================================
Less: Fees waived                                    (17,692)
============================================================
    Net expenses                                  22,002,152
============================================================
Net investment income                              6,224,561
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (254,189,659)
------------------------------------------------------------
  Foreign currency contracts                         705,530
------------------------------------------------------------
  Futures contracts                              (24,208,856)
------------------------------------------------------------
  Option contracts written                         4,912,831
============================================================
                                                (272,780,154)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (97,356,567)
------------------------------------------------------------
  Foreign currencies                                     423
------------------------------------------------------------
  Foreign currency contracts                       3,293,152
------------------------------------------------------------
  Futures contracts                                1,690,371
------------------------------------------------------------
  Option contracts written                        (4,954,658)
============================================================
                                                 (97,327,279)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (370,107,433)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(363,882,872)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    6,224,561    $    3,325,675
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                   (272,780,154)       33,091,357
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (97,327,279)     (491,353,794)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (363,882,872)     (454,936,762)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (3,348,106)       (3,445,134)
----------------------------------------------------------------------------------------------
  Series II                                                             (548)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                       (50,823,827)     (120,019,734)
----------------------------------------------------------------------------------------------
  Series II                                                           (8,314)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       230,022,815       941,195,640
----------------------------------------------------------------------------------------------
  Series II                                                          686,924                --
==============================================================================================
    Net increase (decrease) in net assets                       (187,353,928)      362,794,010
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,746,160,581     2,383,366,571
==============================================================================================
  End of year                                                 $2,558,806,653    $2,746,160,581
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,752,433,720    $2,521,723,981
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              6,134,226         3,258,277
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities,
    foreign currency contracts, futures contracts and option
    contracts                                                   (303,043,113)       20,569,224
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               103,281,820       200,609,099
==============================================================================================
                                                              $2,558,806,653    $2,746,160,581
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was increased by $42 and undistributed net realized gains decreased by $42 as a result of reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $250,136,976 as of December 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $28,261,440 which will be recognized in the following tax year.

                              AIM V.I. VALUE FUND

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 2001 were as follows:

                                  CONTRACT TO                          UNREALIZED
   SETTLEMENT              -------------------------                  APPRECIATION
   DATE         CURRENCY     DELIVER       RECEIVE        VALUE      (DEPRECIATION)
   ----------   --------   -----------   -----------   -----------   --------------
   02/28/02       CAD       59,385,000   $37,435,721   $37,297,641     $ 138,080
   02/28/02       EUR       19,390,000    17,130,488    17,251,128      (120,640)
                                         -----------   -----------     ---------
                                         $54,566,209   $54,548,769     $  17,440
                                         -----------   -----------     ---------

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the expenses to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $17,692.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $5,752,971 of which AIM retained $235,436 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $7,306 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $117 as compensation under the Plan.

                              AIM V.I. VALUE FUND

  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $9,578 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $1,224,066,958 and $942,307,511, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 303,835,390
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (225,198,267)
=========================================================
Net unrealized appreciation of investment
  securities                                $  78,637,123
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$2,524,074,555.


NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                   2001            2000
                                -----------    ------------
Distributions paid from:
  Ordinary income               $ 3,348,613    $ 35,428,884
-----------------------------------------------------------
  Long-term capital gain         50,832,182      88,035,984
===========================================================
                                $54,180,795    $123,464,868
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income               $   6,231,010
---------------------------------------------------------
Capital loss carryforward                    (250,136,977)
---------------------------------------------------------
Unrealized appreciation                        50,278,900
=========================================================
                                            $(193,627,067)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-FUTURES CONTRACTS

On December 31, 2001, $2,486,392 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                 NO. OF        MONTH/        MARKET       UNREALIZED
CONTRACT        CONTRACTS    COMMITMENT       VALUE      APPRECIATION
--------        ---------   ------------   -----------   ------------
S&P 500 Index      100      Mar. 02/Long   $28,730,000     $522,343
_____________________________________________________________________
=====================================================================


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                   8,659      $ 7,644,639
----------------------------------------------------------
Closed                             (1,700)      (1,056,956)
----------------------------------------------------------
Exercised                          (3,120)      (2,600,636)
----------------------------------------------------------
Expired                            (3,839)      (3,987,047)
==========================================================
End of year                            --      $        --
__________________________________________________________
==========================================================

                              AIM V.I. VALUE FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    ----------    --------------
Sold:
  Series I                                                     25,530,747    $ 638,287,847    34,419,619    $1,119,217,487
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       30,153          703,791            --
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      2,393,801       54,171,933     4,458,825       123,464,868
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                          392            8,862            --                --
==========================================================================================================================
Reacquired:
  Series I                                                    (18,964,766)    (462,436,965)   (9,435,305)     (301,486,715)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       (1,105)         (25,729)           --                --
==========================================================================================================================
                                                                8,989,222    $ 230,709,739    29,443,139    $  941,195,640
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2001(a)          2000(a)       1999(a)         1998         1997
                                                              ----------       ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    27.30       $    33.50    $    26.25    $    20.83    $  17.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.06             0.04          0.06          0.09        0.08
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.50)           (4.94)         7.76          6.59        4.05
=================================================================================================================================
    Total from investment operations                               (3.44)           (4.90)         7.82          6.68        4.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.03)           (0.04)        (0.09)        (0.13)      (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.48)           (1.26)        (0.48)        (1.13)      (0.59)
=================================================================================================================================
    Total distributions                                            (0.51)           (1.30)        (0.57)        (1.26)      (0.78)
=================================================================================================================================
Net asset value, end of period                                $    23.35       $    27.30    $    33.50    $    26.25    $  20.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (12.53)%         (14.68)%       29.90%        32.41%      23.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,558,120       $2,746,161    $2,383,367    $1,221,384    $690,841
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                             0.85%(c)         0.84%         0.76%         0.66%       0.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets                0.24%(c)         0.12%         0.20%         0.68%       1.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               40%              62%           62%          100%        127%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,590,014,174.

                              AIM V.I. VALUE FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                              AIM V.I. VALUE FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

------------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND        TRUSTEE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH          AND/OR                                                                HELD BY TRUSTEE
THE TRUST                      OFFICER
                               SINCE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946       1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and                   Management Group Inc. (financial services holding
President                               company); Chairman and President, A I M Advisors, Inc.
                                        (registered investment advisor); Director and Senior Vice
                                        President, A I M Capital Management, Inc. (registered
                                        investment advisor); Chairman, A I M Distributors, Inc.
                                        (registered broker dealer), A I M Fund Services, Inc.
                                        (registered transfer agent) and Fund Management Company
                                        (registered broker dealer); and Director and Vice
                                        Chairman, AMVESCAP PLC (parent of AIM and a global
                                        investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939         2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                             investment company)

Bruce L. Crockett - 1944       1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                                 consulting company)                                         company); and Captaris, Inc.
                                                                                                    (unified messaging provider)

Albert R. Dowden - 1941        2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                                 company) and DHJ Media, Inc.; Director, Magellan
                                        Insurance Company; Member of Advisory Board of Rotary
                                        Power International (designer, manufacturer, and seller
                                        of rotary power engines); formerly, Director, President
                                        and CEO, Volvo Group North America, Inc.; and director of
                                        various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935     1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                                 Chairman, President and Chief Operating Officer,
                                        Mercantile-Safe Deposit & Trust Co.; and President,
                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952          1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                                 (government affairs company)

Carl Frischling** - 1937       1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                                 LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942        1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935         2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939          1993     Executive Vice President, Development and Operations,       None
Trustee                                 Hines Interests Limited Partnership (real estate
                                        development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                              AIM V.I. VALUE FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR             DISTRIBUTOR                     AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.           A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                    11 Greenway Plaza              11 Greenway Plaza               8 Penn Center Plaza
Houston, TX 77046            Suite 100                      Suite 100                       Suite 800
                             Houston, TX 77046              Houston, TX 77046               Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES        TRANSFER AGENT                  CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis        A I M Fund Services, Inc.       State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP                  P.O. Box 4739                   Trust Company
Washington, D.C. 20007       919 Third Avenue               Houston, TX 77210-4739          225 Franklin Street
                             New York, NY 10022                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $50,832,182 for the Fund's tax year ended December 31, 2001, which will be taxed as long term.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.34% was derived from U.S. Treasury
Obligations.
                              AIM V.I. VALUE FUND

If you'd like to write us, please send your note or letter to one of the following addresses:


BY REGULAR MAIL:

The  Hartford
Attention:   IPS
P.O. Box 5085
Hartford, CT 06102-5085

ON THE WORLD WIDE WEB:
www.hartfordinvestor.com

ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution
Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

[HARTFORD LOGO]

INVESTMENT MANAGERS:

>      HL Investment Advisors, Inc.
       P.O. Box 2999
       Hartford, CT 06104-2999

       INVESTMENT SUB-ADVISERS:

       Hartford Investment Management
       Company (HIMCO)
       P.O. Box 1744
       Hartford, CT 06114-1744

       Wellington Management Company, LLP
       75 State Street
       Boston, MA 02109

>      Banc of America Advisors LLC
       101 S. Tryon Street, 33rd Floor
       Charlotte, NC 28255

       INVESTMENT SUB-ADVISERS:

       Banc of America
       Capital Management LLC
       101 S. Tryon Street, 9th Floor
       Charlotte, NC 28255

       Brandes Investment Partners, L.P.
       11988 El Camino Real
       Suite 500
       San Diego, CA 92130-2083

       MacKay Shields LLC
       9 West 57th Street, 34th Floor
       New York, NY 10019

       Marsico Capital Management, LLC
       1200 17th Street, Suite 1300
       Denver, CO 80202

>      A I M Advisors, Inc.
       11 Greenway Plaza, Suite 100
       Houston, Texas 77046-1173

NATANN-2-02       Printed in U.S.A.(C)2002 The Hartford, Hartford, CT 06115

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.




The Hartford                                                         PRESORTED
P.O. Box 5085                                                        STANDARD
Hartford, CT 06102-5085                                            U.S. POSTAGE
                                                                       PAID
                                                                  N. READING, MA
                                                                  PERMIT NO. 216